As Filed with the Securities and Exchange Commission on September 21, 2004

                                         1933 Act Registration No. 333-_________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]      Pre-Effective Amendment No. __

[ ]      Post-Effective Amendment No. __

                                 WESTCORE TRUST
               (Exact Name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 392-2673


                           JEFFREY D. ADAMS, PRESIDENT
                                 WESTCORE TRUST
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                     (Name and Address of Agent for Service)

                                    Copy to:

                            LESTER R. WOODWARD, ESQ.
                            DAVIS GRAHAM & STUBBS LLP
                       1550 SEVENTEENTH STREET, SUITE 500
                             DENVER, COLORADO 80202
                                  303-892-7392

                                -----------------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                 WESTCORE TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

         Cover Sheet

         Contents of Registration Statement

         Letter to Shareholders

         Notice of Special Meeting

         Part A - Proxy Statement/Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                              (ARISTATA FUND LOGO)



FOR SHAREHOLDERS OF ONE OR MORE OF THE FOLLOWING FUNDS:

         ARISTATA EQUITY FUND
         ARISTATA QUALITY BOND FUND
         ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                                                October __, 2004

Dear Shareholder:

         Your fund's Board of Trustees is requesting your vote on the following proposals regarding your Aristata fund(s), each of which is a series of Financial Investors Trust, a Delaware statutory trust. These proposals are part of a plan to reorganize your Aristata fund into a Westcore fund with similar investment objectives.

         While we encourage you to read the Questions and Answers section and the full text of the enclosed Proxy Statement/Prospectus, the proposals are summarized as follows:

         o Approve the reorganization of your Aristata fund(s) into a Westcore fund(s) with similar investment objectives (see page _ of the Proxy Statement/Prospectus to see which Aristata fund will reorganize with which Westcore fund); and

         o     Ratify  interim  advisory   agreements  with  Denver   Investment
               Advisors LLC.

         Your fund's Board of Trustees unanimously approved the proposals as described in "Information Relating to the Reorganizations Board Considerations," and urges you to vote "FOR" each proposal.

         Please take a few minutes to cast your vote now. Thank you for your response.

                                         Respectfully,

                                         /s/ EDMUND J. BURKE
                                         ---------------------------------------
                                         Edmund J. Burke
                                         President, Financial Investors Trust



YOUR VOTE IS IMPORTANT. To vote, simply fill out each of the enclosed proxy cards and return them to us in the enclosed postage-paid envelope. Additional voting options may be found on your proxy card(s).

                         IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of some matters affecting your fund that will be the subject of shareholder vote.


                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON NOVEMBER __, 2004.

A. As of July 1, 2004, Denver Investment Advisors LLC purchased all of the stock of Tempest Investment Counselors, Inc. ("Tempest"), the former investment adviser to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund (each, an "Aristata Fund" and, collectively, the "Aristata Funds"). As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each Aristata Fund's advisory agreement with Tempest terminated automatically upon that stock purchase.

         At a September 14, 2004 meeting, your Board approved the reorganization of your Aristata Fund into a similar fund that is part of the Westcore Trust, which is also managed by Denver Investment Advisors LLC (each, a "Westcore Fund"). You are being asked to vote on the reorganization of your Aristata Fund (the "Reorganization").

         At a June 15, 2004 meeting, in anticipation of the Denver Investment Advisors LLC/Tempest transaction, your Board also approved an Interim Advisory Agreement effective July 1, 2004 (each, an "Interim Advisory Agreement"), between Denver Investment Advisors LLC and Financial Investors Trust (the "Trust") on behalf of each Aristata Fund, under which Denver Investment Advisors LLC will direct the investment of the funds in accordance with each Aristata Fund's investment objective, policies, and restrictions. The term of each Interim Advisory Agreement is 150 days, and may be terminated on 10 days notice by the Board. Except for the term of the contract, all material terms and conditions of the Interim Advisory Agreements, including the fees to be paid by the Funds, will be the same as under each Aristata Fund's prior agreements with Tempest. The fees paid by the Aristata Funds under the Interim Advisory Agreement are being held in escrow pending shareholder ratification at the special meeting. You are being asked to ratify an Interim Advisory Agreement for each Aristata Fund.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE ARISTATA FUNDS AND THE WESTCORE FUNDS COMPARE?

A. Although each of the Aristata Funds has similar investment objectives and compatible investment policies with its corresponding Westcore Fund, there are differences. Your portfolio management team has recently changed for the Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund, will change for the Aristata Equity Fund, and each team will be supported by the research and trading personnel and facilities of Denver Investment Advisors LLC rather than Tempest.

Q.       WHAT ARE THE ADVANTAGES FOR ARISTATA FUND SHAREHOLDERS?

A. Combining your Aristata Fund with its corresponding Westcore Fund will allow you to continue your investment in a fund with a similar investment objective and compatible investment policies. In addition, each Westcore Fund is expected to have lower overall expenses than the corresponding Aristata Fund.

Q.       WHEN WOULD THE REORGANIZATION TAKE PLACE FOR MY FUND?

A. If approved by shareholders, the Reorganization for each Fund is expected to occur in the fourth quarter of 2004.

Q.       WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, your Aristata Fund shares will be exchanged for shares of the applicable Westcore Fund. You will receive shares of the Westcore Fund whose aggregate value at the time of issuance will equal the aggregate value of your Aristata Fund shares on the effective date.

Q.       WHO IS PAYING FOR THE REORGANIZATION COSTS?

A. Denver Investment Advisors LLC, the investment adviser of the Westcore Funds, has agreed to pay reasonable expenses associated with the Westcore Funds' participation in the Reorganizations (or in attempting to effect the Reorganizations with one or more of the Aristata Funds but being unable to do so due to lack of approval by the shareholders of such Aristata Fund or Aristata Funds), including but not limited to:
         (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent trustees); (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

         If the Reorganization occurs with respect to one or more of the Aristata Funds, Denver Investment Advisors LLC will also pay reasonable expenses associated with that Aristata Fund participating in the Reorganizations, including but not limited to the expenses of the types listed above and fees payable to the FIT independent trustees for participation in any special meetings related to the Reorganizations. Otherwise, each Aristata Fund will be responsible for paying its own expenses.

Q.       WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. Each Reorganization is intended to be accomplished on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period for each of the Westcore Fund shares you receive will be the same as the corresponding tax basis and holding period of your Aristata Fund shares. However, each of the Aristata Funds will declare and pay dividends to its shareholders for its undistributed net investment income and net realized capital gains up to the date of its Reorganization. In particular, the Aristata Equity Fund expects to realize a substantial amount of long-term capital gains, of approximately $1.00 per share based on values at September 17, 2004, before the Aristata Equity Fund is reorganized. Those capital gains will be taxable for holders of Aristata Equity Fund shares that are not exempt from U.S. taxation.

Q.       CAN  I  EXCHANGE  OR  REDEEM  MY  ARISTATA   FUND  SHARES   BEFORE  THE
         REORGANIZATION TAKES PLACE?

A. Yes. You may exchange your Aristata Fund shares for shares of another Aristata Fund open to new investors or redeem your shares, at any time before the Reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q.       HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. Your Aristata Fund's Board unanimously approved the proposals and recommends that you vote in favor of each proposal.

Q.       HOW DO I VOTE MY SHARES?

A. You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail using the enclosed proxy card. You can also authorize proxies to vote your shares by telephone. If you need more information on how to vote or if you have any questions, please call the Aristata Funds at 1-800-644-8595.

Q.       WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. If shareholders do not approve the Reorganization of an Aristata Fund, the Reorganization for that Aristata Fund will not take effect and your Aristata Fund's Board members will take such action as they deem to be in the best interests of the Aristata Fund and its shareholders.

         If shareholders do not ratify the interim advisory agreement of an Aristata Fund, that interim advisory agreement will terminate in accordance with its terms upon the earlier of the effective date of the Reorganization or on November 28, 2004.

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER __, 2004

         Notice is hereby given that a Special Meeting of Shareholders of the Aristata Funds listed above (each an "Aristata Fund" and, collectively, the "Aristata Funds"), will be held at the offices of the Aristata Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on November __, 2004 at 10:00 a.m. Mountain time, for the purposes of considering the proposals set forth below.

Proposal 1:    To approve an Agreement and Plan of Reorganization  providing for the transfer of all of the assets and all liabilities of:

         o Aristata Equity Fund in exchange for Westcore Blue Chip Fund shares;

         o Aristata Quality Bond Fund in exchange for Westcore Plus Bond Fund shares; and

         o     Aristata  Colorado  Quality   Tax-Exempt  Fund  in  exchange  for
               Westcore Colorado Tax-Exempt Fund shares.

               The shares so received will be distributed to shareholders of the applicable Aristata Fund, which will be terminated or dissolved as soon as practicable thereafter.

Proposal 2:    To ratify an Interim  Advisory  Agreement  for each Aristata Fund with Denver Investment Advisors LLC.

         Shareholders of record of each Aristata Fund set forth above as of the close of business on October ___, 2004 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting. Shareholders of each Aristata Fund will vote separately on each proposal. A proposal will be effected as to a particular Aristata Fund only if that Aristata Fund's shareholders approve the proposal.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF THE ARISTATA FUNDS. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.

         PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                         By Order of the Board of Trustees

                                         /s/ ERIN DOUGLAS
                                         ---------------------------------------
                                         Erin Douglas,
                                         Secretary
                                         October __, 2004

                           PROXY STATEMENT/PROSPECTUS
                             DATED OCTOBER ___, 2004

                  RELATING TO THE ACQUISITION OF ARISTATA FUNDS
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                                 1-800-644-8595

             BY AND IN EXCHANGE FOR SHARES OF CERTAIN WESTCORE FUNDS
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                              1-800-392-CORE (2673)

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" and each trustee a "Board Member"), of Financial Investors Trust ("FIT") in connection with the Special Meeting of Shareholders (the "Meeting") of Aristata Equity Fund, Aristata Quality Bond Fund, Aristata Colorado Quality Tax-Exempt Fund (each an "Aristata Fund" and collectively, the "Aristata Funds"), to be held on November __, 2004 at 10:00 a.m. Mountain time, at the offices of Aristata Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202. Shareholders of each Aristata Fund, voting separately, will be asked to consider and approve an Agreement and Plan of Reorganization (the "Reorganization Plan"), pursuant to which all of the assets and liabilities of each Aristata Fund will be acquired by a corresponding fund of the Westcore Trust in return for shares of that Westcore Fund (each a "Westcore Fund" and collectively, the "Westcore Funds") (each a "Reorganization" and collectively, the "Reorganizations"). Each Aristata Fund will then be terminated or dissolved as soon as practicable thereafter.

         In connection with the Reorganizations, shareholders of the Aristata Funds, voting separately, will be asked to ratify an interim investment advisory agreement (the "Interim Advisory Agreement") with Denver Investment Advisors
LLC, pursuant to which Denver Investment Advisors LLC currently serves as investment adviser to each Aristata Fund.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each Aristata Fund should know before voting on the proposals and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated October __, 2004, relating to this Proxy Statement/Prospectus and the Reorganizations and including certain financial information about the participating Aristata Funds and Westcore Funds, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to the Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling toll-free 1-800-392-CORE (2673).

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Each Reorganization Plan provides that each Aristata Fund will transfer all of its assets and all liabilities to the corresponding Westcore Fund listed opposite its name in the following chart:

ARISTATA FUND (SELLING FUND)                   WESTCORE FUND (ACQUIRING FUND)
--------------------------------------------------------------------------------

Aristata Equity Fund                           Westcore Blue Chip Fund
Aristata Quality Bond Fund                     Westcore Plus Bond Fund
Aristata Colorado Quality Tax-Exempt Fund      Westcore Colorado Tax-Exempt Fund

         In exchange for the transfer of these assets and liabilities, each Westcore Fund will issue shares to the corresponding Aristata Fund listed above, in an amount equal in value to the aggregate net assets of the Aristata Fund. These transfers are expected to occur on or about November 22, 2004 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) on the business day immediately prior to the Closing Date (the "Effective Time"). As soon as practicable after the transfer of all of an Aristata Fund's assets and liabilities, that Aristata Fund will make a liquidating distribution to its shareholders of the Westcore Fund's shares received, so that a holder of shares in an Aristata Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Westcore Fund with the same aggregate value as the shareholder had in the Aristata Fund at the Effective Time. On the Closing Date, shareholders of each Aristata Fund will become shareholders of the corresponding Westcore Fund. Each Aristata Fund will then be terminated or dissolved as soon as practicable thereafter. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Reorganization Plan with respect to the applicable Aristata Fund. Shareholders of each Aristata Fund will vote separately on its Reorganization and approval of a Reorganization is not contingent upon the approval of any other Reorganization. A copy of the Reorganization Plan is attached as Exhibit A.

         FIT and the Westcore Trust are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Denver Investment Advisors LLC is the investment adviser to the Aristata Funds, pursuant to the Interim Advisory Agreements entered into as of July 1, 2004, and to the Westcore Funds since 1986. Tempest Investment Counselors, Inc. ("Tempest") was the investment adviser to the Aristata Funds from February 20, 1998 to July 1, 2004 when Tempest was acquired by Denver Investment Advisors LLC. ALPS Distributors, Inc. is the principal underwriter of both the Aristata Funds and the Westcore Funds. ALPS Mutual Funds Services, Inc., serves as transfer agent for both the Aristata Funds and the Westcore Funds.

         For a more detailed discussion of the investment objectives, policies and risks of the Aristata Funds, see the Aristata Funds' prospectus dated August 27, 2004 and Statement of Additional Information dated August 27, 2004, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Aristata Funds. Copies of the Aristata Funds' prospectus and Statement of Additional Information are available upon request and without charge by calling 1-800-644-8595.

         For a more detailed discussion of the investment objectives, policies and risks of the Westcore Funds, see the Westcore Funds' prospectus dated September 28, 2004, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein, and a copy of which is included for your information. A Statement of Additional Information dated September 28, 2004, as amended and/or supplemented, each of which has also been filed with the SEC and incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the Westcore Funds participating in the Reorganizations. No other parts of the Statement of Additional Information are incorporated herein.

Copies of the Westcore Funds' Statement of Additional Information are available upon request and without charge by calling 1-800-392- CORE (2673).

This Proxy Statement/Prospectus, the Notice of Special Meeting and proxy card(s) are expected to be sent to shareholders beginning on or about October __, 2004.

                                            TABLE OF CONTENTS

PROPOSAL 1:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION.........................................1

         INVESTMENT MANAGEMENT AND PERFORMANCE..........................................................2

                  WESTCORE BLUE CHIP FUND - ARISTATA EQUITY FUND........................................3

                  WESTCORE PLUS BOND FUND - ARISTATA QUALITY BOND FUND..................................6

                  WESTCORE COLORADO TAX-EXEMPT FUND -  ARISTATA COLORADO QUALITY TAX EXEMPT FUND.......10

         SHAREHOLDER FEES AND FUND EXPENSES............................................................14

                  WESTCORE BLUE CHIP FUND - ARISTATA EQUITY FUND SHAREHOLDER FEES......................14

                  WESTCORE PLUS BOND FUND - ARISTATA QUALITY BOND FUND SHAREHOLDER FEES................15

                  WESTCORE COLORADO TAX-EXEMPT FUND -  ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                           SHAREHOLDER FEES............................................................17

         SHAREHOLDER SERVICES..........................................................................18

         INFORMATION RELATING TO THE REORGANIZATIONS...................................................23

         SHAREHOLDER RIGHTS............................................................................32

         ADDITIONAL INFORMATION........................................................................34

PROPOSAL 2:  TO RATIFY AN INTERIM ADVISORY AGREEMENT WITH  DENVER INVESTMENT ADVISORS LLC..............35

         VOTING MATTERS................................................................................38

         RECORD DATE AND OUTSTANDING SHARES............................................................39

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................................39

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................................41

         OTHER BUSINESS................................................................................42

         SHAREHOLDER INQUIRIES.........................................................................42

Exhibit A   --   Agreement and Plan of Reorganization
Exhibit B   --   Interim Advisory Agreements
Exhibit C   --   Management's Discussion of the Westcore Funds' Performance
Exhibit D   --   Management's Discussion of the Aristata Funds' Performance


         PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Synopsis

         This portion of the Proxy Statement/Prospectus is designed to allow you to compare the investment policies, shareholder policies, fees and expenses and other features of each Aristata Fund with those of its corresponding Westcore Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

Introduction

         As of July 1, 2004, Denver Investment Advisors LLC purchased all of the stock of Tempest Investment Counselors, Inc. ("Tempest"), the former investment adviser to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund (each, an "Aristata Fund" and, collectively, the "Aristata Funds"). As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each Aristata Fund's advisory agreement with Tempest terminated automatically upon that stock purchase.

         At a September 14, 2004 meeting, your Board approved the reorganization of your Aristata Fund into a similar fund that is part of the Westcore Trust, which is also managed by Denver Investment Advisors LLC (each, a "Westcore Fund"). The foregoing series of transactions is referred to as the "Reorganizations."

The Reorganizations

         The Board, including all of the Board Members who are not "interested persons" of Aristata, Westcore, or FIT within the meaning of the 1940 Act (the "Independent Board Members"), approved the Reorganization Plan at a meeting held on September 14, 2004. Subject to its approval by shareholders of each Aristata Fund with respect to such Westcore Fund, the Reorganization Plan provides for

         o the transfer of all of the assets and liabilities of each Aristata Fund in exchange for shares of a comparable Westcore Fund;

         o the distribution of such shares to shareholders of each Aristata Fund in liquidation of that fund; and

         o     the termination or dissolution of each Aristata Fund.

         As a result of the Reorganizations, each shareholder of an Aristata Fund will become a shareholder of the corresponding Westcore Fund as described in this Proxy Statement/ Prospectus. Shareholders of each Aristata Fund will vote separately on the Reorganization of their Fund, with each Reorganization being separate and distinct from the other Reorganizations. The Reorganization of each Aristata Fund is not contingent upon approval by shareholders of any other Aristata Fund.

Financial Investors Trust And The Westcore Trust

         Financial Investors Trust is an open-end management investment company, and was organized as a Delaware statutory trust on November 30, 1993. Each Aristata Fund is a series of FIT and does not offer classes of shares.

         Westcore Trust is an open-end management investment company, and was organized as a Massachusetts business trust on December 10, 1985. Each Westcore Fund is a series of the Westcore Trust and does not offer classes of shares.

Investment Adviser

         Denver Investment Advisors LLC is the investment adviser to the Westcore Funds. As of July 1, 2004, Denver Investment Advisors LLC began serving as investment adviser to the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund under an interim advisory agreement. Denver Investment Advisors LLC, located at Seventeenth Street Plaza, 1225 17th Street, 6th Floor, Denver, Colorado 80202, began serving as investment adviser to the Westcore Funds in 1986 and currently serves as Adviser to ten
(10) proprietary Westcore funds, wealth management accounts, a commingled trust fund, multiple subadvisory relationships with other mutual funds, and a closed-end mutual fund. Denver Investment Advisors LLC also serve as adviser to institutional separate accounts. As of August 31, 2004, the Denver Investment Advisors LLC portfolio management team consisted of eighteen (18) portfolio managers and nineteen (19) research analysts. Denver Investment Advisors LLC offers domestic and international equity products, in both the "growth" and "value" styles, as well as fixed income products. Denver Investment Advisors LLC had approximately $6.9 billion in assets under management as of August 31, 2004, and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

         Tempest was investment adviser to the Aristata Funds from February 20, 1998 to July 1, 2004 when Tempest became a wholly-owned subsidiary of Denver Investment Advisors LLC.


                      INVESTMENT MANAGEMENT AND PERFORMANCE

Comparison Of Fund Policies And Risks

         This section will help you compare, among other things, the investment objectives, policies and risks of each Westcore Fund with its corresponding Aristata Fund, as well as the historical performance of the funds. The investment objective of each Westcore Fund may be changed by the Westcore Funds' Trustees without a shareholder vote. The investment objective of each Aristata Fund may be changed by the FIT Board of Trustees without a shareholder vote; however, shareholders are entitled to 60 days' prior written notice if the FIT Board of Trustees determines to change the policy of the Aristata Equity Fund of investing 80% of the Fund's net assets in domestic common stock, preferred stocks, or other securities convertible into common stock; changes the policy of the Aristata Quality Bond Fund of investing 80% of the Fund's net assets in bonds or investment grade securities; or changes the policy of the Aristata Colorado Quality Tax-Exempt Fund of investing 80% of the Fund's net assets in "quality" municipal obligations of Colorado issuers. The discussion below for each Aristata Fund is based on the historical operation of that Aristata Fund prior to the effectiveness of the Interim Advisory Agreements with Denver Investment Advisors LLC. To the extent that Denver Investment Advisors LLC serves as investment adviser pursuant to an Interim Advisory Agreement, it is expected that such Aristata Fund would be managed in a manner similar to the corresponding Westcore Fund, subject to the policies and restrictions of the applicable Aristata Fund. Please be aware that this is only a brief discussion. More complete information may be found in the funds' prospectuses.

                 WESTCORE BLUE CHIP FUND - ARISTATA EQUITY FUND

         Investment Objectives, Policies and Restrictions. While the Westcore Blue Chip Fund and the Aristata Equity Fund have similar investment objectives and policies, there are some differences. Westcore Blue Chip Fund seeks long-term total return. Aristata Equity Fund aims for long-term growth of capital and dividend income. Each Fund invests primarily in common stocks of companies that appear to be undervalued. Aristata Equity may invest in value companies of any size, from well-established companies to emerging growth companies. Westcore Blue Chip Fund may invest in large, well-established companies. Each Fund is classified as a diversified fund.

         In selecting companies for Westcore Blue Chip Fund, as well as for other value funds within the Westcore Trust, Denver Investment Advisors LLC, as a first step in identifying stocks for purchase, uses a proprietary computer model and/or other valuation tools to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model and processes also incorporate positive earnings and stock price momentum in order to assist Denver Investment Advisors LLC in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management and its competitive sustainability in order to forecast the companies' free-cash flow. Particular attention is also paid to identifying a catalyst for unleashing the value in a stock. A value fund may sell a stock when it reaches an established price target, when the model indicates it is no longer undervalued, when its fundamental business prospects change or better relative investment opportunities have been identified. Denver Investment Advisors LLC normally maintains sector weightings which are comparable to the Fund's benchmark index.

         Westcore Blue Chip Fund invests in large, well-established companies whose stocks appear to be undervalued. The Fund will notify shareholders 60 days prior to any change in the Fund's investment policies that will result in the Fund investing, under normal circumstances, less than 80% of the value of its total net assets in companies that are large and well established at the time of purchase. For the purposes of this policy, the Fund currently considers "large, well-established" companies to be those included in, or similar in size to those included in Standard & Poor's 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of June 30, 2004, the median capitalization of the companies in which the Fund was invested was approximately $15.6 billion.

         The Aristata Equity Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities trade in U.S. or foreign markets. The adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The adviser then employs this "value" investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The adviser applies this "value" investment style by investing in a diversified portfolio of stocks that include seasoned large, medium and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the adviser feels the stocks are worth in relation to earnings, book value, historical valuations and/or comparable companies in the industry. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

         Westcore Blue Chip Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; Aristata Equity Fund has adopted more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Aristata Equity Fund may not:

         o invest more than 10% of its total assets in shares of other investment companies;

         o lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial institutions (all such loans will be collateralized at all times in an amount equal to at least 102% of the current value of loaned securities);

         o sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         o purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         o purchase or retain the securities of any issuer, if the individual officers and Trustees of the Fund, the adviser or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         o invest more than 5% of its net assets in warrants which are unattached to the securities (included within that amount no more than 2% of the value of the Fund's net assets may be warrants that are not listed on the New York or American Stock Exchanges);

         o invest in real property or mortgage loans, commodities, commodity contracts, or oil, gas or other mineral resource, exploration, development, lease, or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         o write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the prospectus or SAI, as incorporated by reference in this Proxy Statement/Prospectus; however, the Fund shall not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         o invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

         o acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         o pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets).

         Investment Risks. Because Westcore Blue Chip Fund's investment objective is similar to that of the Aristata Equity Fund and both Funds invest in the common stocks of value companies, an investment in Westcore Blue Chip Fund is subject to many of the same risks as an investment in Aristata Equity Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Although Westcore Blue Chip Fund and Aristata Equity Fund each invest in stocks of companies of all sizes, Westcore Blue Chip Fund tends to focus on established companies while Aristata Equity Fund may also invest in emerging growth companies. Newer or smaller sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

         Investment Personnel. The Westcore Blue Chip Fund is managed by investment professionals within the Equity Value research team at Denver Investment Advisors LLC. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities as they see fit, guided by the Fund's investment objectives and strategies. The members of the Equity Value research team responsible for managing the Fund are Mark M. Adelmann (joined Denver Investment Advisors LLC in 1995, and has 24 years of total professional experience), Derek Angiulm (joined Denver Investment Advisors LLC in 2000, and has 5 years of total professional experience), Maya Babbs (joined Denver Investment Advisors LLC in 2004, and has 5 years of total professional experience), Troy Dayton (joined Denver Investment Advisors LLC in 2002, and has 8 years of total professional experience), and Kris Herrick (joined Denver Investment Advisors LLC in 2000, and has 7 years of total professional experience). Messrs. Adelmann, Dayton, and Herrick have earned the right to use the Chartered Financial Analyst designation, and Mr. Adelmann is also a Certified Public Accountant.

         Prior to July 1, 2004, the Aristata Equity Fund was managed by an investment professional team at Tempest, generally led by H. David Lansdowne with J. Jeffrey Dohse serving as the lead portfolio manager and Giles R.A. Fox serving as the assistant portfolio manager. Other key investment management team members included Barbara Grummel and Greg H. Thompson. Messrs. Lansdowne, Fox, and Thompson have earned the right to use the Chartered Financial Analyst designation. As of July 1, 2004, the members of the investment professional team at Tempest became members of the Equity Value research team at Denver Investment Advisors, LLC and continued to be responsible for managing the Aristata Equity Fund.

         Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                                            AVERAGE ANNUAL TOTAL RETURNS
                               FOR THE PERIODS ENDED DECEMBER 31, 2003 (UNAUDITED)

                                                                                                Life of the
                      Fund                           1 Year         5 Years        10 Years         Fund
----------------------------------------------       ------         -------        --------         ----
Aristata Equity Fund
   Return Before Taxes.......................         25.99%          3.49%           N/A            4.03%
   Return After Taxes on Distributions.......         25.87%          1.61%           N/A            2.29%
   Return After Taxes on Distributions and
     Sale of Fund Shares.....................         22.08%          2.28%           N/A            2.79%
S&P 500 Index (1)............................         28.69%         -0.57%           N/A            2.45%

Westcore Blue Chip Fund
   Return Before Taxes.......................         26.68%          0.47%          10.11%         10.59%
   Return After Taxes on Distributions.......         26.65%         -1.09%           7.46%          8.28%
   Return After Taxes on Distributions and
     Sale of Fund Shares.....................         17.37%         -0.05%           7.77%          8.34%
S&P 500 Index (1)............................         28.69%         -0.57%          11.07%         12.29%

---------
(1) The S&P Index is the benchmark index for both the Aristata Equity Fund and the Westcore Blue Chip Fund. The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

              WESTCORE PLUS BOND FUND - ARISTATA QUALITY BOND FUND

         Investment Objectives, Policies and Restrictions. While the Westcore Plus Bond Fund and the Aristata Quality Bond Fund have similar investment objectives and policies, there are some differences. Westcore Plus Bond Fund seeks long-term total rate of return. Aristata Quality Bond Fund aims for high level of current income while seeking to preserve capital. Each Fund invests primarily in debt obligations. Each Fund is classified as a diversified fund.

         Westcore Plus Bond Fund invests primarily in investment-grade debt securities - those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody's or Standard and Poor's. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of varying maturities. Shareholders will receive notice 60 days prior to any change in this policy. The dollar-weighted average quality is expected to be "Baa" or better. A "Baa" rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any significant length of time. Westcore Plus Bond Fund maintains an average dollar-weighted maturity of between four and 10 years. The Fund may invest up to 35% of its assets in high-yield/high-risk securities. Westcore Plus Bond Fund may invest in obligations convertible into common or preferred stock.

         Aristata Quality Bond Fund, under normal market conditions, invests at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund. Under normal market conditions, the adviser will invest at least 80% of the Fund's net assets in investment grade securities. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in either bonds or investment grade securities, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

         Westcore Plus Bond Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; Aristata Quality Bond Fund has adopted more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Aristata Quality Bond Fund may not:

         o lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial institutions (all such loans will be collateralized at all times in an amount equal to at least 102% of the current value of loaned securities);

         o invest more than 10% of its total assets in shares of other investment companies;

         o sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         o purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         o purchase or retain the securities of any issuer, if the individual officers and Trustees of the Fund, the adviser or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         o invest more than 5% of its net assets in warrants which are unattached to the securities (included within that amount no more than 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges);

         o invest in real property or mortgage loans, commodities, commodity contracts, or oil, gas or other mineral resource, exploration, development, lease, or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         o write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the prospectus or SAI, as incorporated by reference in this Proxy Statement/Prospectus; however, the Fund shall not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         o invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

         o acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         o pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets).

         Investment Risks. Because Westcore Plus Bond Fund's investment objective is similar to that of the Aristata Quality Bond Fund and both Funds invest in fixed-income securities, an investment in Westcore Plus Bond Fund is subject to many of the same risks as an investment in Aristata Quality Bond Fund. Both Funds are subject to the risks of debt investing, such as interest rate risk and credit risk. Because the price of fixed-income securities moves up and down in response to corporate earnings and developments, interest rates, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Although Westcore Plus Bond Fund and Aristata Quality Bond Fund each invest in debt securities, Aristata Quality Bond Fund has a higher dollar-weighted average quality requirement than Westcore Plus Bond Fund, and therefore, Aristata Quality Bond Fund probably has a lower credit risk.

         Investment Personnel. The Westcore Plus Bond Fund is managed by investment professionals within the Fixed Income research team at Denver
Investment Advisors LLC. Investment professionals within the Fixed Income research team are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The team works closely together reviewing portfolio holdings, conducting investment research and discussing investment ideas. The members of the Fixed Income research team are Glen T. Cahill, Jr. (joined Denver Investment Advisors LLC in 1984, and has 22 years of total professional experience), Alex W. Lock (joined Denver Investment Advisors LLC in 1989, and has 22 years of total professional experience), Jerome
R. Powers (joined Denver Investment Advisors LLC in 1997, and has 23 years of total professional experience), Thomas B. Stevens (joined Denver Investment Advisors LLC in 1986, and has 34 years of total professional experience), Mark
R. McKissick (joined Denver Investment Advisors LLC in 1999, and has 12 years of total professional experience), and William E. Stafford, Jr. (joined Denver Investment Advisors LLC in 1998, and has 10 years of total professional experience). Messrs. Cahill, Powers, Stevens, McKissick, and Stafford have earned the right to use the Chartered Financial Analyst designation.

         Prior to July 1, 2004, the Aristata Quality Bond Fund was managed by investment professional team at Tempest, generally led by H. David Lansdowne with Barbara Grummel serving as the lead portfolio manager. Other key investment management team members included J. Jeffrey Dohse, Giles R.A. Fox, and Greg H. Thompson. Messrs. Lansdowne, Fox, and Thompson have earned the right to use the Chartered Financial Analyst designation. As of July 1, 2004, the Aristata Quality Bond Fund is managed by the Fixed Income research team at Denver Investment Advisors LLC.

         Performance. The following table shows the average annual total returns over different periods and shows how the performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                                        AVERAGE ANNUAL TOTAL RETURNS
                             FOR THE PERIODS ENDED DECEMBER 31, 2003 (UNAUDITED)

                                                                                                Life of the
                      Fund                           1 Year         5 Years        10 Years         Fund
-----------------------------------------------      ------         -------        --------         ----
Aristata Quality Bond Fund
   Return Before Taxes.......................          2.06%          5.25%           N/A            5.60%
   Return After Taxes on Distributions.......          0.58%          2.90%           N/A            3.21%
   Return After Taxes on Distributions and
     Sale of Fund Shares.....................          1.33%          3.00%           N/A            3.27%
Lehman Brothers Government/Credit Index (1)            4.68%          6.65%           N/A            7.11%

Westcore Plus Bond Fund
   Return Before Taxes.......................         11.61%          7.19%           6.52%          7.58%
   Return After Taxes on Distributions.......          9.24%          4.62%           4.03%          9.05%
   Return After Taxes on Distributions and
     Sale of Fund Shares.....................          7.51%          4.48%           3.38%          4.96%
Lehman Brothers Aggregate Bond                         4.10%          6.62%           6.95%          8.40%
   Index (2).................................

---------
(1) The Lehman Brothers Government/Credit Index is the benchmark index for the Aristata Quality Bond Fund. The Lehman Brothers Government/Credit Index is an unmanaged index that is a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any. The Lehman Brothers Government/Credit Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(2) The Lehman Brothers Aggregate Bond Index is the benchmark index for the Westcore Plus Bond Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

                       WESTCORE COLORADO TAX-EXEMPT FUND -
                    ARISTATA COLORADO QUALITY TAX EXEMPT FUND

         Investment Objectives, Policies and Restrictions. While the Westcore Colorado Tax-Exempt Fund and the Aristata Colorado Quality Tax Exempt have similar investment objectives and policies, there are some differences. Westcore Colorado Tax-Exempt Fund seeks income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities. Aristata Colorado Quality Tax-Exempt Fund aims for high level of current income that is exempt from Colorado and federal income taxes while trying to preserve principal. Each Fund invests primarily in Colorado municipal obligations. Each Fund is classified as a non-diversified fund.

         Westcore Colorado Tax-Exempt Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt. The Fund maintains an average dollar-weighted maturity of between seven and 10 years.

         The Adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the Adviser determines they are comparable in quality to instruments that meet the Fund's rating requirements.

         The Adviser's strategy emphasizes quality. To fully understand the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the Adviser researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The Adviser enhances the quality of the Fund by seeking to invest at least 75% of its assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer or the issue is secured by U.S. Government securities as collateral.

         The Aristata Colorado Quality Tax-Exempt Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pays interest, which is exempt from federal and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in the "quality" municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 20% of the Fund's net assets, plus any borrowings for investment purposes, could be invested in obligations of non-Colorado issuers. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in "quality" municipal obligations of Colorado issuers, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

         "Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the adviser. The Fund may invest up to 15% of its total assets in such unrated securities. At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested, under normal market conditions, in bonds whose interest is exempt from federal and Colorado personal income taxes.

         Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term tax-exempt obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

         The Westcore Colorado Tax-Exempt Fund may invest from time to time in money market instruments such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less. Such investments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total net assets of the Fund, plus any borrowings for investment purposes.

         Westcore Colorado Tax-Exempt Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; Aristata Colorado Quality Tax-Exempt Fund has adopted more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Aristata Colorado Quality Tax-Exempt Fund may not:

         o lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial institutions (all such loans will be collateralized at all times in an amount equal to at least 102% of the current value of loaned securities);

         o sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         o purchase or retain the securities of any issuer, if the individual officers and Trustees of the Fund, the adviser or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         o invest more than 5% of its net assets in warrants which are unattached to the securities (included within that amount no more than 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges);

         o write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the prospectus or SAI, as incorporated by reference herein; however, the Fund shall not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         o invest in real property or mortgage loans, commodities, commodity contracts, or oil, gas or other mineral resource, exploration, development, lease, or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         o pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets);

         o     make  loans   except   that  the  Fund  may  invest  in  Colorado
               obligations which it is permitted to buy; or

         o invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation.

         Westcore Colorado Tax-Exempt Fund has, however, adopted three policies more restrictive than those Aristata Colorado Quality Tax-Exempt Fund policies detailed above. Such policies state the Westcore Colorado Tax-Exempt Fund may not:

         o purchase any securities, except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry;

         o purchase securities during the existence of any underwriting group or related selling group of which the Fund's distributor, investment adviser or any affiliated person of any of them, is a member, except to the extent permitted by the SEC; or

         o invest in other investment companies that invest in a manner consistent with the Fund's investment objectives, generally through the use of exchange traded funds.

         Investment Risks. Because Westcore Colorado Tax-Exempt Fund's investment objective is similar to that of the Aristata Colorado Quality Tax-Exempt Fund and both Funds invest in Colorado municipal securities, an investment in Westcore Colorado Tax-Exempt Fund is subject to many of the same risks as an investment in Aristata Colorado Quality Tax-Exempt Fund. Both Funds are subject to the risks of debt investing, such as interest rate risk and credit risk. Because the price of fixed-income securities moves up and down in response to corporate earnings and developments, interest rates, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Although  Westcore  Colorado  Tax-Exempt  Fund  and  Aristata  Colorado
Quality Tax-Exempt Fund each invest in debt securities, Westcore Colorado Tax-Exempt Fund has a higher dollar-weighted average quality requirement than Aristata Colorado Quality Tax-Exempt Fund, and therefore, Westcore Colorado Tax-Exempt Fund probably has a lower credit risk.

         Investment Personnel. The Westcore Colorado Tax-Exempt Fund is managed by investment professionals within the Fixed Income research team at Denver Investment Advisors LLC. Investment professionals within the Fixed Income research team are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas. The members of the Fixed Income research team are Glen T. Cahill, Jr. (joined Denver Investment Advisors LLC in 1984, and has 22 years of total professional experience), Alex W. Lock (joined Denver Investment Advisors LLC in 1989, and has 22 years of total professional experience), Jerome
R. Powers (joined Denver Investment Advisors LLC in 1997, and has 23 years of total professional experience), Thomas B. Stevens (joined Denver Investment Advisors LLC in 1986, and has 34 years of total professional experience), Mark
R. McKissick (joined Denver Investment Advisors LLC in 1999, and has 12 years of total professional experience), and William E. Stafford, Jr. (joined Denver Investment Advisors LLC in 1998, and has 10 years of total professional experience). Messrs. Cahill, Powers, Stevens, McKissick, and Stafford have earned the right to use the Chartered Financial Analyst designation. Mr. Stevens is the Lead Portfolio Manager of the Westcore Colorado Tax-Exempt Fund, with support from the Fixed Income research team.

         Prior to July 1, 2004, the Aristata Colorado Quality Tax-Exempt Fund was managed by investment professional team at Tempest, generally led by H. David Lansdowne with Barbara Grummel serving as the lead portfolio manager. Other key investment management team members included J. Jeffrey Dohse, Giles R.A. Fox, and Greg H. Thompson. Messrs. Lansdowne, Fox, and Thompson have earned the right to use the Chartered Financial Analyst designation. As of July 1, 2004, the Aristata Colorado Quality Tax-Exempt Fund is managed by Mr. Stevens as Lead Portfolio Manager, with support from the Fixed Income research team.

         Performance. The following table shows the average annual total returns over different periods and shows how the performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                                          AVERAGE ANNUAL TOTAL RETURNS
                               FOR THE PERIODS ENDED DECEMBER 31, 2003 (UNAUDITED)

                                                                                                   Life of the
                       Fund                            1 Year         5 Years        10 Years         Fund
--------------------------------------------------     ------         -------        --------         ----
Aristata Colorado Quality Tax-Exempt Fund
   Return Before Taxes............................       3.40%          4.54%           N/A            4.74%
   Return After Taxes on Distributions............       3.15%          4.44%           N/A            4.62%
   Return After Taxes on Distributions and
     Sale of Fund Shares..........................       3.59%          4.48%           N/A            4.66%
Lehman Brothers Municipal Bond
   Index (1)......................................       5.32%          5.83%           N/A            5.92%
Westcore Colorado Tax-Exempt Fund
   Return Before Taxes............................       4.49%          4.64%           4.96%          5.86%
   Return After Taxes on Distributions............       4.49%          4.64%           4.96%          5.86%
   Return After Taxes on Distributions and
     Sale of Fund Shares..........................       4.21%          4.55%           4.88%          5.73%
Lehman Brothers 10-Year Municipal Bond Index (2)..       5.70%          5.91%           6.13%          7.20%

---------
(1) The Lehman Brothers Municipal Bond Index is the benchmark index for the Aristata Colorado Quality Tax-Exempt Fund. The Lehman Brothers Municipal Bond Index is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any. The Lehman Brothers Municipal Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(2) The Lehman Brothers 10-Year Municipal Bond Index is the benchmark index for Westcore Colorado Tax-Exempt Fund. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard and Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. The Lehman Brothers 10-Year Municipal Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


                       SHAREHOLDER FEES AND FUND EXPENSES

         The following comparative fee tables show the fees for each Westcore Fund and its corresponding Aristata Fund for the year ended May 31, 2004. The unaudited pro forma table shows Westcore Funds' fees assuming that the Reorganization is approved.

Fund Expenses

                 WESTCORE BLUE CHIP FUND - ARISTATA EQUITY FUND
                                SHAREHOLDER FEES

         Shareholders in the Westcore Funds and Aristata Funds do not pay any sales loads, redemption fees (other than a 2% redemption fee on Westcore Fund shares, calculated as a percentage of amount redeemed or exchanged if shares are held less than 3 months) or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                                       ANNUAL FUND OPERATING EXPENSES
                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                                                             Pro Forma
                                                                          Aristata          Westcore Blue
                                                   Westcore Blue         Equity Fund         Chip Fund
                                                     Chip Fund           (Unaudited)        (Unaudited)
                                                     ---------           -----------        -----------
Management Fees...........................             0.65%                 0.85%              0.65%
Distribution (12b-1) Fees.................             0.00%                 0.00%              0.00%
Other Expenses............................             0.62%                 0.71%              0.52%
                                                     ---------           -----------        -----------
Total Annual Fund Operating Expenses......             1.27%                 1.56%              1.17%
Fee Waiver and Expense Reimbursement......            (0.12)% (1)           (0.03)%            (0.02)% (1)
Net Annual Fund Operating Expenses........             1.15%                 1.53%              1.15%

---------
(1) Denver Investment Advisors LLC has agreed to voluntarily keep the fee waiver to maintain a net annual fund operating expense of 1.15% in place until September 30, 2005.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

         Example. The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o     $10,000 initial investment

         o     5% return for each year

         o     each Fund's operating expenses remain the same for each period

         o     redemption after the end of each period

         o     reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                      Fund                           1 Year         3 Years         5 Years       10 Years
--------------------------------------------         ------         -------         -------       --------
Westcore Blue Chip Fund.....................          $129           $403            $697         $1,532
Aristata Equity Fund........................          $159           $492            $849         $1,854
Pro Forma - Westcore Blue Chip Fund.........          $119           $372            $643         $1,419

              WESTCORE PLUS BOND FUND - ARISTATA QUALITY BOND FUND
                                SHAREHOLDER FEES

         Shareholders in the Westcore Funds and Aristata Funds do not pay any sales loads, redemption fees (other than a 2% redemption fee on Westcore Fund shares, calculated as a percentage of amount redeemed or exchanged if shares are held less than 3 months) or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                                       ANNUAL FUND OPERATING EXPENSES
                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                                          Aristata           Pro Forma
                                                                          Quality          Westcore Plus
                                                   Westcore Plus         Bond Fund          Bond Fund
                                                     Bond Fund          (Unaudited)        (Unaudited)
                                                     ---------           -----------        -----------
Management Fees...........................             0.45%                0.50%              0.45%
Distribution (12b-1) Fees.................             0.00%                0.00%              0.00%
Other Expenses............................             0.55%                0.91%              0.53%
                                                     ---------           -----------        -----------
Total Annual Fund Operating Expenses......             1.00%                1.36%              0.98%
Fee Waiver and Expense Reimbursement......            (0.45)% (1)          (0.05)%            (0.43)% (1)
Net Annual Fund Operating Expenses........             0.55%                1.31%              0.55%

---------
(1) Denver Investment Advisors LLC has agreed to voluntarily keep the fee waiver to maintain a net annual fund operating expense of 0.55% in place until September 30, 2005.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

         Example. The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o     $10,000 initial investment

         o     5% return for each year

         o     each Fund's operating expenses remain the same for each period

         o     redemption after the end of each period

         o     reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                      Fund                           1 Year         3 Years         5 Years       10 Years
--------------------------------------------         ------         -------         -------       --------
Westcore Plus Bond Fund.....................          $102           $318            $552         $1,223
Aristata Quality Bond Fund..................          $138           $431            $744         $1,633
Pro Forma - Westcore Plus Bond Fund.........          $100           $312            $541         $1,200

                       WESTCORE COLORADO TAX-EXEMPT FUND -
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                                SHAREHOLDER FEES

         Shareholders in the Westcore Funds and Aristata Funds do not pay any sales loads, redemption fees (other than a 2% redemption fee on Westcore Fund shares, calculated as a percentage of amount redeemed or exchanged if shares are held less than 3 months) or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                                       ANNUAL FUND OPERATING EXPENSES
                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                           Aristata           Pro Forma
                                                                       Colorado Quality   Westcore Colorado
                                                  Westcore Colorado     Tax-Exempt Fund    Tax-Exempt Fund
                                                   Tax-Exempt Fund        (Unaudited)        (Unaudited)
                                                   ---------------      ---------------      -----------
Management Fees...........................             0.50%                  0.50%              0.50%
Distribution (12b-1) Fees.................             0.00%                  0.00%              0.00%
Other Expenses............................             0.54%                  0.64%              0.61%
                                                   ---------------      ---------------      -----------
Total Annual Fund Operating                            1.04%                  1.14%              1.11%
Expenses..................................
Fee Waiver and Expense Reimbursement......            (0.39)% (1)            (0.04)%            (0.46)% (1)
Net Annual Fund Operating
Expenses..................................             0.65%                  1.10%              0.65%

---------
(1) Denver Investment Advisors LLC has agreed to voluntarily keep the fee waiver to maintain a net annual fund operating expense of 0.65% in place until September 30, 2005.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

         Example. The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o     $10,000 initial investment

         o     5% return for each year

         o     each Fund's operating expenses remain the same for each period

         o     redemption after the end of each period

         o     reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                           Fund                                1 Year      3 Years     5 Years     10 Years
--------------------------------------------------             ------      -------     -------     --------
Westcore Colorado Tax-Exempt Fund.................               $106         $351        $574      $1,270
Aristata Colorado Quality Tax-Exempt Fund.........               $116         $362        $627      $1,385
Pro Forma - Westcore Colorado Tax-Exempt Fund.....               $113         $353        $611      $1,350

Investment Advisory Fees

         The following table compares annual investment advisory fees as a percentage of average net assets paid to Denver Investment Advisors LLC for each Westcore Fund and for each Aristata Fund. The table shows fees before any waivers or reimbursements ("Total") and fees after any waivers or reimbursements ("Net"). The fees listed are for the year ended May 31, 2004.

        Westcore Funds                                          Fee
        ----------------------------------------------         -----
        Westcore Blue Chip Fund
          Total.......................................         0.65%
          Net.........................................         0.46%
        Westcore Plus Bond Fund
          Total.......................................         0.45%
          Net.........................................         0.00%
        Westcore Colorado Tax-Exempt Fund
          Total.......................................         0.50%
          Net.........................................         0.04%

        Aristata Funds (Unaudited)                              Fee
        ----------------------------------------------         -----
        Aristata Equity Fund
          Total.......................................         0.85%
          Net.........................................         0.85%
        Aristata Quality Bond Fund
          Total.......................................         0.50%
          Net.........................................         0.50%
        Aristata Colorado Quality Tax-Exempt Fund
          Total.......................................         0.50%
          Net.........................................         0.50%

Rule 12b-1 Distribution Plan

         Neither the Westcore Funds nor the Aristata Funds have adopted a Rule 12b-1 distribution plan. Accordingly, Aristata Fund shareholders will not pay 12b-1 fees after the Reorganization.

                              SHAREHOLDER SERVICES

Purchase Procedures

         Aristata Funds. As described below, shares of the Funds may be purchased through an authorized broker or investment adviser, or directly from the Funds. Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Payment will be invested in full and fractional shares of a Fund. Orders transmitted to the Funds in proper form prior to the close of trading (normally 4:00 p.m. Eastern Time) will be executed that day. Purchasers will not receive certificates for shares purchased. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Funds' transfer agent and maintains records of each shareholder's holdings of Fund shares. An initial investment in a Fund must be preceded or accompanied by a completed, signed application. Additional Account Applications may be obtained by calling the Funds at 1-800-644-8595. The Funds reserve the right to reject any purchase. The minimum initial investment in each Fund is $2,000. Any subsequent investments must be at least $50. If an account balance falls below $2,000 due to redemptions or exchanges, the account may be closed. In the event that an account is closed, the Fund will wire the proceeds to the bank account of record or issue a check to the shareholder of record. The Fund will notify the account holder when the balance has fallen below $2,000, and the account holder will be given 30 days to increase its investment above that amount.

         A shareholder may establish an IRA with the Aristata Equity Fund and the Aristata Quality Bond Fund. To establish an IRA, the shareholder must complete a separate application that can be obtained by calling these Funds at 1-800-644-8595. The minimum initial investment in an IRA is $2,000. Any subsequent investments in an IRA must be at least $50.

         Investing Through Your Broker or Investment Adviser. Shares are available to new and existing shareholders through authorized brokers and investment advisers. Shareholders must complete an Account Application and contact the broker or investment adviser with instructions as to the amount to be invested. The broker or investment adviser will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered. Orders received by a Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Shareholders will receive written confirmation of each order within a few days of receipt of instructions from your broker or investment adviser.

         Investing Directly With the Funds. Shareholders can invest in the Funds directly by mail, bank transfer, or wire. The Funds also offer an Automatic Investment Program as a way to establish and maintain a consistent investment program. Shareholders may arrange automatic transfers (minimum $50 per transaction) from a bank account to a Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When a shareholder participates in this program, the minimum initial investment in each Fund is $250. Shareholders may change the amount of the automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Funds at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

         The Funds may at their discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Funds reserve the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

         Westcore Funds. Shareholders may purchase additional shares through mail, telephone, online access, wire transfer, or in person at 1625 Broadway, Suite 2200, Denver, Colorado 80202. In addition, existing shareholders may open a new account with identical registration and account options in another fund offered by Westcore by mail, telephone, online access, or wire transfer. ALPS

Mutual Funds Services, Inc. serves as the Westcore Funds' transfer agent and maintains records of each shareholder's holdings of Fund shares.

         Westcore Funds also offer an Automatic Investment Plan. To enroll, shareholders must complete the Automatic Investment Plan Section on the application to have money automatically withdrawn from your bank account monthly, quarterly or annually. The minimum automatic investment must be the equivalent of at least $100 per month.

         When a shareholder purchases shares, the request will be processed at the next net asset value (NAV) calculated after the order is received with clear instructions as to the Fund, account number and amount. Checks must be made payable to Westcore Funds in U.S. dollars drawn on a U.S. bank. Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the bank account and fund account registration will not be accepted for purchases.

         A shareholder purchasing shares in a retirement account should indicate whether the purchase is a rollover, a current, or prior-year contribution. After receipt of the order by wire, telephone or online, the bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers. If a check does not clear the bank, Westcore reserves the right to cancel the purchase. If Westcore is unable to debit the predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.

         Westcore reserves the right to reject any order. If a purchase is cancelled, the shareholder will be responsible for any losses or fees imposed by the bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in the account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

Investment Minimums*                                            Amount
--------------------                                            ------
To open a new regular account                                   $2,500
To open a new retirement, education or UGMA/UTMA account        $1,000
To open an Automatic Investment Plan account                    $1,000
Automatic Investments                                           Equivalent to
                                                                $100 per month
To add to any type of account                                   $100

* Westcore Funds reserves the right to waive or vary any investment minimums. Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.


Exchanging Shares & Exchange Privileges

         Aristata Funds. The Aristata Funds offer two ways to exchange shares in one Fund for shares in another Aristata Fund - by mail and by telephone. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Shareholders should call the Funds at 1-800-644-8595 to see if the applicable Fund is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. Exchanges may be suspended for a period of 15 days following an address change.

Shareholders will receive written confirmation of the exchange following completion of the transaction.

         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

         Westcore Funds. Shareholders may exchange Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio by mail, telephone, online access, or through a Systematic Exchange Agreement. BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc. In addition, existing shareholders may exchange into a new account by copying existing account registration and options by mail, telephone, online access, or through a Systematic Exchange Agreement.

         Exchanges must meet the minimum investment requirements described under "Purchase Procedures" above. Exchanges between accounts will be accepted only if registrations are identical. An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account. Shares exchanged within 3 months or less from their date of purchase may be subject to the redemption fee described below under "Redemption Procedures."

Redemption Procedures

         Aristata Funds. Shareholders may redeem their shares, in whole or in part, on any business day by mail, by telephone, or by wire. Shares held in an IRA may not be redeemed using the telephone. Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form. Redemptions may also be made through a Systematic Withdrawal Plan in amounts of $100 or more on a monthly, quarterly, semi-annual or annual basis. The Systematic Withdrawal Plan requires an account balance of $10,000 or more. Once shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record.

         The Aristata Funds may modify or terminate their redemption services and provisions at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. The Funds also reserve the right to limit the frequency of any telephone, wire, or bank transfer redemptions. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or fund securities is not reasonably practicable, or for such other periods as the SEC may permit. The Funds may also redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         If the redemption request is $10,000 or greater, if the check is being mailed to an address that had been changed in the last thirty (30) days, if the check is not being mailed to the address of record, or if the check is not being made out to the account owner, the Aristata Funds require a written redemption request with a signature guarantee from an eligible guarantor.

         Westcore Funds. Shareholders may redeem their shares, in whole or in part, on any business day by mail, by telephone, through online access, or by wire. Shares held in an IRA may not be redeemed through online access or by using the telephone. Shares will be redeemed at the net asset value next calculated after a proper redemption request has been received in good order. Redemptions may also be made through a Systematic Withdrawal Plan in amounts of $50 or more on a monthly, quarterly, or annual basis. Once shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record.

         The Westcore Funds impose a 2% redemption fee on shares redeemed (including in connection with an exchange) within three months or less from their date of purchase. The Board has authorized each Fund to waive this redemption fee in connection with redemption of shares previously issued as part of the Reorganization. The Funds reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Funds. If, due to redemptions, a shareholder account falls below the required minimums, a letter may be sent advising the shareholder to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of $100 a month. If action is not taken within forty-five (45) days of the notice, the shares held in the account may be redeemed and the proceeds sent by check to the shareholder address of record.

         Westcore Funds reserves the right to impose the redemption fee on exempted transactions, qualified plans or certain investment programs if management believes that disruptive short-term trading is present and it or a third party has the necessary account information to impose the redemption fee. In addition, Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion if such waiver is approved by both the Fund's President and Treasurer and disclosed at the next scheduled Board of Trustees Meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, its investment adviser, or any other party pursuant to such arrangements.

         The Funds may modify or terminate their redemption services and policies, limit account activity, or redeem involuntarily at any time. The Funds shall not materially modify or terminate such services or policies without giving shareholders sixty (60) days' written notice. The Funds reserve the right to modify such policies from time to time or waive them in whole or in part for certain types of accounts. The Funds also reserve the right to temporarily suspend telephone, wire and online transactions if it believes it is advisable to do so. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or fund securities is not reasonably practicable, or for such other periods as the SEC may permit. The Funds may also redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charges relating a transaction effected for the benefit of a shareholder.

         If the shareholder is transferring ownership of an account, if the check is being mailed to an address that had been changed in the last thirty
(30) days, if the check is not being mailed to the address of record, if the check is not being made out to the account owner, or if previously elected by the shareholder for redemption requests in excess of $25,000, the Westcore Funds require a written redemption request with a signature guarantee from an eligible guarantor.

Redemptions In Kind

         Aristata Funds. The Aristata Funds have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Aristata Funds reserve the right to make payments in the form of portfolio securities (a redemption in kind) under unusual circumstances.

         Westcore Funds. The Westcore Funds also have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Should redemption by any shareholder exceed such limitation, the Westcore Funds have the option to pay the excess in cash or in kind.

         A redemption in kind will consist of securities equal in value to the shares redeemed. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale. Shareholders may have difficulty selling the securities and recovering the amount of their redemption if the securities are illiquid.

Dividend Policies

         Aristata Funds. The Aristata Equity Fund declares and pays income dividends, if any, quarterly. The Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund declare daily and pay income dividends, if any, monthly. The Aristata Funds distribute capital gains, if any, at least annually, normally in December. Distributions will automatically be reinvested in additional shares unless shareholders change their distribution options.

         Westcore Funds. The Westcore Blue Chip Fund generally declares and distributes dividends annually. The Westcore Plus Bond Fund and the Westcore Colorado Tax-Exempt Fund declares and pays income dividends monthly. The Westcore Funds normally declare and distribute capital gains at least annually and generally in December. Distributions will automatically be reinvested in additional shares unless shareholders change their distribution options.


                   INFORMATION RELATING TO THE REORGANIZATIONS

Description of the Reorganizations

         The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganizations to occur on or about November 22, 2004.

         The Reorganization Plan provides that all of the assets and liabilities of each Aristata Fund will be transferred to the corresponding Westcore Fund on the Closing Date of the Reorganizations. In exchange for the transfer of these assets and liabilities, the Westcore Funds will simultaneously issue on the Closing Date of the Reorganizations a number of full and fractional shares of each Westcore Fund to the corresponding Aristata Fund equal in value to the aggregate net asset value of the corresponding Aristata Fund calculated at the Effective Time.

         Following the transfer of assets and liabilities in exchange for Westcore Fund shares, each Aristata Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the corresponding Westcore Fund so received. Shareholders of each Aristata Fund owning shares at the Effective Time will receive a number of shares of the corresponding Westcore Fund with the same aggregate value as the shareholder had in the Aristata Fund at the Effective Time. The distribution will be accomplished by the establishment of accounts in the names of the Aristata Funds' shareholders on the share records of the Westcore Funds' transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the applicable Westcore Fund due to the shareholders of the corresponding Aristata Fund. Each Aristata Fund then will be terminated or dissolved as soon as practicable thereafter.


         The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization with respect to an Aristata Fund and its corresponding Westcore Fund is conditioned upon, among other things: (1) approval of the Reorganization by the Aristata Fund's shareholders; and (2) the receipt by the Funds of a tax opinion to the effect that, based on the representations received from certain officers of each Trust, the Reorganization will be tax-free for federal income tax purposes to the Aristata Funds, their shareholders, and the Westcore Funds. The Reorganization Plan may be terminated by mutual agreement of the Westcore Trust with respect to a Westcore Fund and FIT with respect to an Aristata Fund, or by either the Westcore Trust with respect to a Westcore Fund or FIT with respect to an Aristata Fund if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

Costs Of Reorganizations

         Denver Investment Advisors LLC, the investment adviser of the Westcore Funds, has agreed to pay reasonable expenses associated with the Westcore Funds' participation in the Reorganizations (or in attempting to effect the Reorganizations with one or more of the Aristata Funds but being unable to do so due to lack of approval by the shareholders of such Aristata Fund or Aristata Funds), including but not limited to:

         o expenses associated with the preparation and filing of the Proxy Materials;

         o     postage;

         o     printing;

         o     accounting fees;

         o legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the trustees);

         o     solicitation costs of the transaction; and

         o     other related administrative or operational costs.

         If the Reorganization occurs with respect to one or more of the Aristata Funds, Denver Investment Advisors LLC will also pay reasonable expenses associated with the Aristata Funds participating in the Reorganizations, including but not limited to the expenses of the types listed above and fees payable to the FIT independent trustees for participation in any special meetings related to the Reorganizations. Otherwise, each Aristata Fund will be responsible for paying its own expenses.

         The Aristata Funds will also pay brokerage costs of any necessary rebalancing of their investment portfolios prior to the effective date of the Reorganization.

Federal Income Taxes

         Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies,

         o neither the Aristata Funds nor their shareholders will recognize taxable gain or loss as a result of the Reorganization;

         o     the  tax  basis  of  the   Westcore   Fund  shares   received  by
               shareholders will be the same in the aggregate as the basis of the Aristata Fund shares exchanged; and

         o the holding period of the Westcore Fund shares received will include the holding period of the Aristata Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization.

         As a condition to the closing of the Reorganizations, the Westcore Trust and FIT will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The tax law opinion from counsel is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

         The Aristata Funds will continue their investment operations in the ordinary course of business while the Reorganizations are pending. Accordingly, they may realize taxable income and gains, which may have to be distributed to shareholders under the tax rules relating to mutual funds. Even though the Reorganizations are intended to be tax-free for federal income tax purposes, shareholders should expect that such distributions would be taxable to them. In addition, a condition to the closing of the Reorganization is that the unrealized capital gains net of unrealized capital losses and of capital loss carryforwards of the Aristata Equity Fund be substantially equivalent, on a per share basis, to the unrealized capital gains net of unrealized capital losses and of capital loss carryforwards, on a per share basis, of the Westcore Blue Chip Fund. Consequently, the Aristata Equity Fund expects to realize capital gains estimated to be approximately $1.00 per share, based on values at September 17, 2004. These gains are expected to be distributed to Aristata Equity Fund shareholders as long-term gains.

         As of May 31, 2004, each Aristata Fund had the following short-term and long-term unrealized capital gains (losses) net of capital loss carryforwards:

Name of Fund                                                    Short-Term                 Long-Term
------------                                                    ----------                 ---------
Aristata Equity Fund................................          $    882,015             $   8,200,935
Aristata Quality Bond Fund..........................              (143,745)                  186,910
Aristata Colorado Quality Tax-Exempt Fund...........               (24,595)                  504,309

         As of May 31, 2004, each Westcore Fund had the following short-term and long-term unrealized capital gains (losses) net of capital loss carryforwards:

Name of Fund                                                    Short-Term                 Long-Term
------------                                                    ----------                 ---------
Westcore Blue Chip Fund.............................          $          0             $     133,692
Westcore Plus Bond Fund.............................              (807,958)                  535,394
Westcore Colorado Tax-Exempt Fund...................              (126,737)                1,344,062

         The final amount of unrealized capital gains for each Aristata and Westcore Fund is subject to change and will not be determined until shortly before the time of the Reorganization.

         THE  ARISTATA  FUNDS MAY SELL  SECURITIES  BEFORE THE  REORGANIZATIONS,
WHETHER  IN  THE  ORDINARY   COURSE  OF  BUSINESS  OR  IN  ANTICIPATION  OF  THE
REORGANIZATIONS.

         IN PARTICULAR, A CONDITION TO PROCEED WITH THE REORGANIZATION OF THE ARISTATA EQUITY FUND IS THAT IT SHALL HAVE SOLD SUFFICIENT APPRECIATED SECURITIES THAT THE REMAINING PORTION OF UNRECOGNIZED LONG-TERM CAPITAL GAINS OF THE ARISTATA EQUITY FUND AND THE WESTCORE BLUE CHIP FUND SHALL BE APPROXIMATELY THE SAME ON A PER SHARE BASIS. THE FIT BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, TOOK THE LONG-TERM GAIN DISTRIBUTION INTO CONSIDERATION IN CONCLUDING THAT ITS PROPOSED REORGANIZATION OF THE ARISTATA EQUITY FUND WOULD BE IN THE BEST INTEREST OF THE SHAREHOLDERS OF THE ARISTATA FUND. SEE "BOARD CONSIDERATIONS" BELOW.

         THE FIT BOARD OF TRUSTEES, BASED UPON INFORMATION RECEIVED FROM THE ADMINISTRATOR OF THE ARISTATA EQUITY FUND, BELIEVES THAT THE AMOUNT OF LONG-TERM GAIN TO BE RECOGNIZED BY THE DATE OF ITS REORGANIZATION ON A PER SHARE BASIS FOR THE ARISTATA EQUITY FUND IS APPROXIMATELY $3,572,000 MILLION IN THE AGGREGATE, OR $1.00 PER SHARE. THE CAPITAL GAINS RECOGNITION MAY BE SIGNIFICANT TO A SHAREHOLDER OF THE ARISTATA EQUITY FUND AND MAY CAUSE THE SHAREHOLDER TO INCUR A LONG-TERM CAPITAL GAINS TAX ON SUCH GAINS.

         AFTER THE CLOSING, THE WESTCORE FUNDS MAY DISPOSE OF CERTAIN SECURITIES RECEIVED FROM THE CORRESPONDING ARISTATA FUNDS. SUCH SALES MAY RESULT IN TRANSACTION COSTS AND CAPITAL GAINS (OR LOSSES). SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISOR CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATIONS TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

Capitalization

         The following table sets forth, as of May 31, 2004, the capitalization of each Westcore Fund, the capitalization of each Aristata Fund, and the unaudited pro forma combined capitalization of the Westcore Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                                       Net Asset
                                                                                       Value per        Shares
Fund                                                                  Net Assets         Share       Outstanding
----                                                                  ----------         -----       -----------
Westcore Blue Chip Fund.....................................          $33,438,503       $ 11.62       2,877,277
Aristata Equity Fund (Unaudited)............................          $31,514,409       $  8.17       3,858,158
Pro Forma - Westcore Blue Chip Fund (Unaudited).............          $64,952,912       $ 11.62       5,589,360

Westcore Plus Bond Fund.....................................          $86,705,621       $ 10.62       8,164,247
Aristata Quality Bond Fund (Unaudited)......................          $11,353,684       $  9.41       1,206,676
Pro Forma - Westcore Plus Bond Fund (Unaudited).............          $98,059,305       $ 10.62       9,233,332

Westcore Colorado Tax-Exempt Fund...........................          $50,227,144       $ 11.23       4,472,157
Aristata Colorado Quality Tax-Exempt Fund (Unaudited).......          $10,500,426       $  9.50       1,105,797
Pro Forma - Westcore Colorado Tax-Exempt Fund (Unaudited)...          $60,727,570       $ 11.23       5,407,190


Board Considerations

         The Independent Board Members of FIT reviewed and discussed the potential implication of the proposed Reorganizations discussed in this Proxy Statement/Prospectus. They were assisted in this review by their independent legal counsel and by an independent consultant with expertise in mutual fund financial matters.

         On or about May 15, 2004, the investment adviser of the Aristata Funds, Tempest Investment Counselors, Inc. ("Tempest") informed the FIT Trustees that Tempest had entered into a letter of understanding to be purchased by Denver Investment Advisors LLC. On July 1, 2004, the purchase was completed when Denver Investment Advisors LLC acquired all of the stock of Tempest. As required by the Investment Company Act of 1940, each Aristata Fund's investment advisory agreement with Tempest terminated automatically on that date.

         On June 8, 2004, the FIT Trustees met informally with management of Denver Investment Advisors LLC and were given background information regarding Denver Investment Advisors LLC, and discussed the proposed merger transaction under which each Aristata Fund could be reorganized into a corresponding Westcore Fund of the Westcore Trust. The Westcore Funds have been managed by Denver Investment Advisors LLC for many years. The FIT Trustees took the matter under advisement and determined to retain special counsel to assist them in their review and consideration of the proposal and other possible courses of action to recommend to the shareholders of the Aristata Funds.

         At a FIT Trustees' meeting on June 15, 2004, the Trustees, including all the independent Trustees, reviewed matters relating to the proposed reorganizations, including a review of proposed terms and conditions in a draft Plan and Agreement of Reorganization. Items discussed included whether the Aristata Funds should pursue a complete liquidation without reorganization with any other mutual fund and whether to review potential combinations with other mutual funds, all in light of the specific context of the Aristata Funds. Facts particularly noteworthy to the Trustees were:

         o     the small asset size of each Aristata Fund;

         o the Trustees were aware of the positive investment results achieved by Tempest for all three of the Aristata Funds for several years, and the Trustees desired to have a similar investment strategy going forward to benefit the Aristata shareholders;

         o the Aristata Equity Fund had a significant long-term capital gain that had not been realized, lessening its attractiveness to be acquired because of potential gains to be absorbed by shareholders of an acquiring fund;

         o     whether  any   reorganization   would  reduce   expenses  of  the
               shareholders of the Aristata Funds; and

         o whether any reorganization would be tax-free to shareholders of each Aristata Fund.

         The FIT Trustees had received an unaudited pro forma analysis prepared by representatives of Denver Investment Advisors LLC that indicated expenses of the combined Funds would be reduced, particularly for Aristata shareholders. The Trustees determined to review and analyze the proposals before them and consider whether to review alternatives. Counsel was directed to proceed with a review of the proposed Agreement and Plan of Reorganization submitted by Denver Investment Advisors LLC.

         Also, at the June 15, 2004 meeting of the FIT Trustees, in anticipation of the purchase of Tempest by Denver Investment Advisors LLC, the FIT Trustees, including all of the independent Trustees, approved an interim advisory agreement effective July 1, 2004, between Denver Investment Advisors LLC and the Trust on behalf of each Aristata Fund under which Denver Investment Advisors LLC directs the investment of the Funds in accordance with the each Fund's policies and restrictions.

         Through late June and early July 2004, the Trustees held discussions and discussed issues with counsel about the proposed reorganizations and possible alternatives. In early July, additional unaudited pro forma information was prepared by Denver Investment Advisors LLC and distributed to representatives of FIT and later to the FIT Trustees.

         On July 16, 2004, the FIT Board of Trustees, including all of the independent Trustees, met with counsel and representatives of the Aristata Funds' administrator to discuss the reorganizations proposed by Denver Investment Advisors LLC. Discussion centered on the Trustees' desire to continue with investment advice which was similar to that received by each of the Aristata Funds. The Trustees reviewed the impediments to a reorganization due to the small asset size of the Aristata Equity Fund (approximately $31 million) the Aristata Quality Bond Fund (approximately $11 million) and the Aristata Colorado Tax-Exempt Fund (approximately $11 million). The Trustees also considered whether there were alternatives to reorganization with the Westcore Funds and determined that these alternatives should be further reviewed.

         The FIT Trustees, including all of the independent Trustees, met again on August 2, 2004, with counsel and representatives of the Funds' administrator to review issues associated with the proposed reorganizations, including possible alternatives. At the meeting, the Trustees discussed at length whether the Aristata shareholders may be better served through a reorganization with another mutual fund organization. First, the Trustees analyzed possible alternatives for the Aristata Quality Bond Fund. A review of other comparable funds indicated that the Westcore Plus Bond Fund would reduce expenses significantly and that this Fund was, in the view of the Trustees, well managed. Of particular note was that yearly expenses could be reduced (on a pro forma basis) for Aristata shareholders by over 90 basis points. The Trustees received confirmation that Denver Investment Advisors, LLC expected to have expenses kept at the prior year's level through expense reimbursement for the coming year ending September 30, 2005. Based upon these factors, the Trustees determined that they would likely proceed to recommend that shareholders of Aristata Quality Bond Fund approve the proposed reorganization with the Westcore Plus Bond fund, subject to legal review and comment.

         Next, the FIT Trustees reviewed the possible alternatives available to the Aristata Colorado Quality Tax-Exempt Bond Fund. The Board determined that the Westcore Colorado Tax-Exempt Bond Fund had an expense ratio that would reduce expenses (on a pro forma basis) to the corresponding Aristata Fund by over 55 basis points, a significant reduction in expenses. Also discussed was the fact that the Aristata Colorado Quality Tax Exempt Fund had approximately $11 million in assets, which did not make it an attractive candidate for other mutual fund organizations because of its small size. The Board reviewed other alternative Colorado tax-exempt funds and determined that the Westcore Colorado Tax-Exempt Fund would provide high quality investments consistent with the objective of tax free income. Most important, however, was the conclusion that, on a pro forma basis, Aristata shareholders could have the opportunity to reduce expenses significantly and therefore have the potential to achieve higher returns than with any other comparable fund. Based upon these factors, the FIT Board of Trustees determined it would likely proceed to recommend that shareholders of the Aristata Colorado Tax-Exempt Fund approve the proposed reorganization with the Westcore Fund, subject to legal review and comment.

         Finally, the Trustees considered alternatives available to the Aristata Equity Fund other than the Westcore Blue Chip Fund. The other mutual funds that the Board reviewed that were in the same investment category as the Aristata Equity Fund (large capitalization value funds) had one or more of the following characteristics:

         o objectives substantially dissimilar to those of the Aristata Equity Fund,

         o would not allow Aristata shareholders to own their shares because such mutual funds were open only to institutional investors,

         o higher expense ratios than the Trustees felt the Aristata Equity Fund shareholders should bear,

         o performance which the Trustees felt was not acceptable to Aristata Equity Fund shareholders, or

         o extremely large, funds that were not compatible with the Aristata Equity Fund.

         The Trustees again discussed the substantial unrealized capital gains of the Aristata Equity Fund and whether such gains, if unrealized, would deter any possible combination with any mutual fund organization. The Trustees were advised, through counsel, that the Westcore Board of Trustees indicated it was not willing to proceed with a reorganization with the Aristata Equity Fund unless the long-term capital gains at the time of reorganization were substantially equivalent on a per share basis for the Westcore Blue Chip Fund and the Aristata Equity Fund.

         Also discussed briefly was whether the Aristata Equity Fund should continue as a stand alone mutual fund. Concern was expressed that the Aristata Equity Fund was a relatively small fund and had no marketing organization supporting it now that Tempest was a part of Denver Investment Advisors LLC. During the entire time of the Aristata Equity Fund's existence, the marketing of its shares has been performed almost entirely through Tempest. The Trustees noted that this Fund was presently incurring high expenses relative to other mutual funds. The Trustees expressed concern that the loss of assets in the Aristata Equity Fund would require the Fund to recognize long-term capital gains and would raise expenses even higher due to a substantial amount of fixed costs being spread over a smaller asset base. The Trustees determined that a more detailed review of the unrealized gains of the Aristata Equity Fund should be made and that discussions should be held with Denver Investment Advisors LLC and former Tempest management to see whether any possible approaches could be taken which would be, in the Trustees' view, beneficial to the shareholders of the Aristata Equity Fund.

         On August 4, 2004, representatives of the Trust, including counsel and an independent Trustee, met with representatives of Denver Investment Advisors LLC, including counsel to Denver Investment Advisors LLC, and former members of Tempest management (now with Denver Investment Advisors LLC), to discuss the proposed reorganization relating to the Aristata Equity Fund with the Westcore Blue Chip Equity Fund as well as other alternatives available to the Aristata Equity Fund. Discussed at length were the possible courses of action for this Fund in view of its significant unrealized long-term capital gains. An informal analysis of the shareholder constituency of the Aristata Equity Fund by former members of Tempest management indicated that approximately 50% of the Fund was held by retirement plans and non-taxable shareholders. Also reviewed and discussed was the status of the Aristata Equity Fund's unrealized capital gains since the last analysis had been performed. This updated analysis, prepared by Denver Investment Advisors LLC, indicated that unrealized capital gains of the Aristata Equity Fund continued to be significant on a per share basis.

         Discussion took place with respect to whether to continue the Aristata Equity Fund as a stand-alone fund. The former Tempest management strongly advised against such a proposal, as its expenses could increase significantly in the event of shareholder redemptions.

         Also discussed was whether the shareholders of the Aristata Equity Fund would be better served by combining with a large mutual fund organization which had a fund with a similar investment objective. Based upon their knowledge of the objectives of the Aristata Equity Fund and its shareholder base, the former Tempest management advised that this type of reorganization would, in their view, be incompatible with the small size of the Fund and would not be well received by the Fund's shareholders that purchased their shares in the Aristata Equity Fund desiring a smaller sized fund which could buy and sell securities without having the difficulty of execution that larger mutual funds can have.

         Liquidation of the Aristata Equity Fund was also discussed. Former management of Tempest advised against such a course of action, as they believed that shareholders of the Aristata Equity Fund would desire to continue to have their assets under professional management. Additionally, the Trustees noted that liquidating the Aristata Equity Fund would result in the realization of all unrealized gains and cause further tax liability for shareholders.

         Discussion ensued concerning whether the benefits of reduced expenses relating to the Aristata Equity Fund would outweigh potential taxes to be paid by shareholders which would be required because the Aristata Equity Fund would be realizing capital gains in anticipation of a reorganization with the Westcore Blue Chip Fund. It was agreed that an analysis would be prepared by the administrator of the Fund which would review the benefits of reduced expenses against the costs of accumulated capital gains taxes due to recognition of long-term capital gains by the Aristata Equity Fund. Shortly after the August 4th meeting, an analysis was prepared by management of the administrator for the Aristata Funds and for the Westcore Funds. This analysis concluded that the cost savings to the shareholders of the Aristata Equity Fund over a three year period were significantly greater than the cost relating to taxes incurred by the Aristata Equity Fund shareholders upon realization of long-term capital gains needed in order to complete the reorganization with the Westcore Blue Chip Fund.

         On September 14, 2004, the FIT Board of Trustees, including all the independent Trustees, met with counsel and representatives of the administrator of the Aristata Funds. Issues relating to the reorganizations were discussed, which covered all of the matters described above. The Trustees reviewed the analysis prepared relating to the Aristata Equity Fund, which concluded that the expense savings realized by shareholders would significantly exceed the tax costs of long-term capital gains necessary to consummate the organization with the Westcore Blue Chip Fund. The Trustees directed that a consultant independent of the administrator confirm this analysis (which later occurred). Based upon the analysis and a review of all of the considerations set forth above, the Trustees, including all of the independent Trustees, concluded that the proposed reorganization of the Aristata Equity Fund with the Westcore Blue Chip Fund was in the best interests of the shareholders of the Aristata Equity Fund, and directed counsel to proceed to complete negotiation of the Agreement and Plan of Reorganization. The Trustees further resolved to proceed to recommend that:

         o     shareholders   of  the   Aristata   Equity   Fund   approve   the
               reorganization into the Westcore Blue Chip Fund,

         o shareholders of the Aristata Quality Bond Fund approve the reorganization into the Westcore Plus Bond Fund, and

         o shareholders of the Aristata Colorado Quality Tax-Exempt Fund approve the reorganization into the Westcore Colorado Tax-Exempt Fund.

         On August 17, 2004, the Board, including the Independent Board Members, voted to approve the Reorganizations and to recommend their approval to shareholders. In reviewing the Reorganizations, the Board, including the Independent Board Members, was presented with information to assist them in evaluating the Reorganizations, such as:

         o     the terms and conditions of the Reorganizations;

         o the compatibility of the Funds' objectives, limitations and policies;

         o     performance  history for the Funds;

         o pro forma and/or estimated expense ratios for the Westcore Funds and any changes in fees to be paid or borne by shareholders of the Funds (directly or indirectly) after the Reorganizations;

         o     the   potential   economies  of  scale  to  be  gained  from  the
               Reorganizations;

         o the fact that each Reorganization is expected to be free from federal income taxes;

         o any direct or indirect federal income tax consequences to the shareholders of the Funds;

         o the fact that the Westcore Funds will assume all of the liabilities of the Aristata Funds;

         o the fact that the Reorganization expenses incurred by the Funds will be borne by Denver Investment Advisors LLC and not the Funds in the event the Reorganizations are approved;

         o the fact that services to be provided to shareholders of the Aristata Funds after the Reorganizations would be similar to those currently provided; and

         o the fact that shareholders would have access through exchange privileges to a larger group of funds.

         At the meeting, the Board, including all of the Independent Board Members, determined that the Reorganizations are in the best interests of each Aristata Fund and that the existing Aristata Fund shareholders will receive a value equal to their net asset value per share as a result of the Reorganizations. The Board, including the Independent Board Members, concluded that the proposed Reorganizations were the best course available to the Aristata Funds from among the possible alternatives, including liquidation. In reaching that conclusion, the Board noted that each Aristata Fund will have substantially similar investment objectives and compatible policies to those of the corresponding Westcore Fund. The Board also noted the lower expense ratios of the combined Westcore-Aristata Funds.

Based On This Information, The Board RecommendS That Shareholders Of Each Aristata Fund Approve The Reorganization For Their Fund.


                               SHAREHOLDER RIGHTS

Westcore Trust

         General. Westcore Trust is an open-end management investment company, which was established as a Massachusetts business trust pursuant to a Declaration of Trust dated December 10, 1985, which has been amended and restated from time to time. Westcore Trust is also governed by its code of regulations (bylaws) and applicable state law.

         Shares. Westcore Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, Westcore Trust consists of ten separate investment series, each of which offer one class of shares. Shares of each Westcore Fund have no preemptive, conversion or subscription rights.

         Voting Rights. On any matter submitted to a vote of shareholders of the Westcore Funds, all Funds generally vote together as a single group, except where a separate vote by Fund is required by law or where the interests of the Fund differ from the other Funds. Shareholders of each Westcore Fund are entitled to one vote for each dollar of net asset value and a proportionate fractional vote for each fractional share of net asset value of the Fund that they own.

         Shareholder Meetings. Westcore Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called by the Trustees or on the request of shareholders owning at least 10% of the outstanding shares of the Westcore Fund entitled to vote.

         Election and Term of Trustees. Westcore Trust's operations are overseen by the trustees under Massachusetts law. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the earlier of the effectiveness of the election of the Trustee's successor or their death, resignation, removal, or adjudicated incapacity. A trustee of Westcore Trust may be removed at any time by written instrument signed by two-thirds of the remaining trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of a series of Westcore Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Westcore Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and provides indemnification for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund.

         Trustee Liability. The trustees of the Westcore Trust generally are not liable for any obligation of the Westcore Trust. Westcore Trust will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's adjudicated bad faith, willful misfeasance, gross negligence or reckless disregard of such trustee's duties.

Financial Investors Trust

         General. FIT is an open-end management investment company, which was established as a Delaware statutory trust pursuant to a Certificate of Trust dated November 13, 1993, which has been amended and restated from time to time. FIT is also governed by its Trust Instrument and bylaws and applicable state law.

         Shares. FIT is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, FIT consists of six separate investment series, each of which offer one class of shares, and one series offering multiple classes. Shares of each Fund have no preemptive, conversion or subscription rights.

         Voting Rights. On any matter submitted to a vote of shareholders of FIT, all Funds generally vote together as a single group, except where a separate vote by Fund is required by law or where the interests of the Fund differ from the other Funds. Shareholders of each Fund are entitled to one vote for each dollar of net asset value and a proportionate fractional vote for each fractional share of net asset value of the Fund that they own.

         Shareholder Meetings. FIT is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called by the Trustees or on the request of shareholders owning at least 10% of the outstanding shares of the FIT entitled to vote.

         Election and Term of Trustees. FIT's operations are overseen by the trustees under Delaware law. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the earlier of the effectiveness of the election of the Trustee's successor or their death, retirement, resignation, removal, or incapacity. A trustee of Westcore Trust may be removed at any time by written instrument signed by two-thirds of the remaining trustees or at a meeting of the shareholders by a vote of shareholders holding at least two-third of the outstanding shares entitled to vote.

         Shareholder   Liability.   Pursuant  to  Delaware  law  and  the  Trust
Instrument of FIT, shareholders of the Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of FIT or any Fund.

         Board Member Liability. The Board Members of FIT generally are not personally liable for any obligation of the Company. FIT will indemnify its Board Members against all liabilities and expenses, except for those arising from a Board Member's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF FINANCIAL INVESTORS TRUST AND THE WESTCORE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.


                             ADDITIONAL INFORMATION

         Information concerning the operation and management of the Westcore Funds is included in the current prospectus relating to those Funds dated September 28, 2004, which is incorporated herein by reference. A copy of the prospectus for the Westcore Fund(s) into which your Aristata Fund(s) proposes to be reorganized accompanies this Proxy Statement/Prospectus. Additional information about the Westcore Funds is included in the Statement of Additional Information dated September 28, 2004, as amended and/or supplemented, which is available upon request and without charge by calling 1-800-392-CORE (2673).

         Information about the Aristata Funds is included in the current prospectuses relating to those Funds dated August 27, 2004, which are incorporated herein by reference insofar as such prospectuses relate to the Aristata Funds. Additional information is included in the Statement of Additional Information of the Aristata Funds dated August 27, 2004, which are available upon request and without charge by calling 1-800-644-8595.

         The Westcore Funds and the Aristata Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549, at prescribed rates.

Fiscal Year End And Financial Statements

         The fiscal year end of each Westcore Fund is May 31. The fiscal year end of each Aristata Fund is April 30.

         The financial statements of the Westcore Funds contained in the Westcore Funds' annual report(s) to shareholders for the fiscal year ended May 31, 2004 have been audited by Deloitte & Touche, their Independent Registered Public Accounting Firm. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Westcore Funds participating in the Reorganizations.

         The financial statements of the Aristata Funds are contained in the Aristata Funds' annual report to shareholders for the fiscal year ended April 30, 2004 and have been audited by Deloitte & Touche, their Independent Registered Public Accounting Firm. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Aristata Funds.

         The Westcore Funds and the Aristata Funds each will furnish, without charge, a copy of their most recent semiannual report succeeding such annual report, if any, on request. Requests should be directed to the Westcore Funds at 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling 1-800-392-CORE
(2673), and to the Aristata Funds at 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling 1-800-644-8595.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION FOR YOUR FUND.


            PROPOSAL 2: TO RATIFY AN INTERIM ADVISORY AGREEMENT WITH
                         DENVER INVESTMENT ADVISORS LLC

         Prior to July 1, 2004, Tempest served as investment adviser to each Aristata Fund pursuant to an investment advisory agreement between Tempest and FIT on behalf of each Aristata Fund (each an "Aristata Advisory Agreement"). As a result of the purchase of all Tempest stock by Denver Investment Advisors LLC, Tempest became a wholly owned subsidiary of Denver Investment Advisors LLC on July 1, 2004. It is expected that Tempest will continue the process of consolidating into Denver Investment Advisors LLC during 2004. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each Aristata Fund's advisory agreement with Tempest terminated automatically upon that stock purchase.

         The FIT Board, including the Independent Board Members, approved an Interim Advisory Agreement for the Aristata Equity Fund, the Aristata Quality Bond Fund, and the Aristata Colorado Quality Tax-Exempt Fund. with Denver Investment Advisors LLC at a meeting held on June 15, 2004. For more information about Denver Investment Advisors LLC, please see "Proposal 1: Investment Management and Performance -- Investment Adviser." Pursuant to the Interim Advisory Agreements, Denver Investment Advisors LLC began serving as investment adviser to the Aristata Funds on July 1, 2004. The Interim Advisory Agreements provide that compensation earned by Denver Investment Advisors LLC thereunder between July 1, 2004 and the Closing Date of the Reorganization will be held in an interest-bearing account. The Interim Advisory Agreements are being proposed for ratification by shareholders of each Aristata Fund. The Interim Advisory Agreements are attached as Exhibit B. The differences between the Interim Advisory Agreement and Aristata Advisory Agreement for each Fund are described below. If shareholders of an Aristata Fund ratify the Interim Advisory
Agreement, the amount held in the escrow account under the Interim Advisory Agreement with respect to that Fund, plus interest, will be paid to Denver Investment Advisors LLC. If shareholders of an Aristata Fund do not ratify the Interim Advisory Agreement, Denver Investment Advisors LLC will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned.

Comparison Of The Aristata Advisory Agreement And Interim Advisory Agreements

         Investment Advisory Services. Under each Aristata Advisory Agreement, Tempest managed the overall investment operations of the applicable Aristata Fund. Pursuant to each Aristata Advisory Agreement, Tempest was responsible for determining which securities and other assets of the applicable Aristata Fund would be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies and restrictions and the other statements concerning that Aristata Fund in FIT's charter documents and registration statements, the Advisers Act, all other applicable federal and state law and regulations, and the provisions of the Code, applicable to the Fund as a registered investment company. Each Aristata Advisory Agreement provided that Tempest would also cause its officers to attend meetings and furnish certain oral and written reports and place orders for or supervise the purchase and sale of securities for investments of each Aristata Fund.

         Each Aristata Advisory Agreement authorized and directed Tempest, absent instructions from FIT to the contrary, to place Aristata Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Each Tempest Advisory Agreement also described the circumstances under which Tempest would pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged, as well as Tempest's other brokerage practices with respect to that Aristata Fund.

         Each Interim Advisory Agreement contains provisions substantially similar to the corresponding Aristata Advisory Agreement.

         Expenses. Each Aristata Advisory Agreement provided that Tempest would pay all its own costs and expenses incurred in fulfilling its obligations under the Agreement, and reasonable compensation, fees and related expenses of FIT's officers and Board Members who are interested persons of Tempest. The Interim Advisory Agreements contain substantially similar provisions.

         Compensation. In return for the services provided under each Aristata Advisory Agreement, each Aristata Fund paid Tempest an advisory fee, which was accrued daily and payable monthly on the last day of each month. The advisory fee rates under the Tempest Advisory Agreements are as follows:

                                                             Annual Fee Rate
                                                             ---------------

Aristata Equity Fund ..........................                   0.85%

Aristata Quality Bond Fund.....................                   0.50%

Aristata Colorado Quality Tax-Exempt Fund......                   0.50%


         For information on the advisory fees paid to Tempest with respect to each Fund for the annual period ended October 31, 2002, please see "Proposal 1:
Investment Management and Performance -- Investment Advisory Fees."

         The advisory fee rates under each Interim Advisory Agreement are the same as the rates under the corresponding Aristata Advisory Agreement. Each Interim Advisory Agreement also contains the escrow provisions described above.

         Liability of Investment Adviser. Each Aristata Advisory Agreement provided that Tempest would not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the

Agreement and except to the extent otherwise provided by law. Each Interim Advisory Agreement contains substantially similar provisions.

         Termination of the Agreements. Each Aristata Advisory Agreement provided that it would terminate automatically in the event of its assignment. Each Aristata Advisory Agreement also provided that it could be terminated without penalty upon sixty (60) days' written notice by either party. Each Aristata Fund could terminate its Aristata Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Aristata Fund or by the Board. Each Interim Advisory Agreement contains substantially similar provisions, except that each Interim Advisory Agreement may be terminated by the Board without penalty upon ten (10) days' written notice to Denver Investment Advisors LLC. In addition, unless terminated sooner, each Interim Advisory Agreement remains in effect until the earlier of November 28, 2004 (which is 150 days from the effective date of the Agreement) or the Closing Date of the Reorganizations.

         If shareholders of a Fund ratify the Interim Advisory Agreement but do not approve the Reorganization for their Fund, Denver Investment Advisors LLC will receive the fees held in escrow but the Interim Advisory Agreement would terminate by its terms on November 28, 2004.

Board Considerations

         In determining whether Denver Investment Advisors LLC should assume management responsibility of the Aristata Funds on an interim basis, the Board requested and reviewed various materials, including materials provided by Denver Investment Advisors LLC. These materials included information regarding Denver Investment Advisors LLC and its respective personnel, operations and financial condition. Denver Investment Advisors LLC also provided its Form ADV filed with the SEC, and information regarding the performance records of mutual funds currently managed by Denver Investment Advisors LLC. The Board met with senior officers of Denver Investment Advisors LLC and its affiliates, and such personnel were available to discuss the operations of Denver Investment Advisors LLC.

         The Board considered a number of factors in reviewing the Interim Advisory Agreements with Denver Investment Advisors LLC, including the similarities between the Aristata Advisory Agreements and the Interim Advisory Agreements, particularly the fact that the advisory fee rates are the same. The Board also considered the nature and quality of the services provided by Denver Investment Advisors LLC to funds already managed by Denver Investment Advisors LLC. In reviewing the quality of services provided to those funds, the Board considered comparative information. The Board reviewed the financial condition and profitability of Denver Investment Advisors LLC and the quality and depth of the Denver Investment Advisors LLC organization in general. The Board considered the fees to be paid to Denver Investment Advisors LLC for investment advisory services. In connection with their review of such fees, the Board noted that the advisory fee rates of the Interim Advisory Agreements are identical to the current rates.

         Based on their review, the Board, including the Independent Board Members, concluded that the proposed advisory fees under the Interim Advisory Agreements are fair and that shareholders should receive reasonable value in return for paying such fees. The Board, including the Independent Board Members, also concluded that the scope and quality of services to be provided under the Interim Advisory Agreements will be at least equivalent to the scope and quality of services provided under the Aristata Advisory Agreements and that the differences between the Interim Advisory Agreements and the Aristata Advisory Agreements are immaterial.

BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFYING THE INTERIM ADVISORY AGREEMENT FOR THEIR FUND.


                                 VOTING MATTERS

General Information

         This solicitation is being made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Denver Investment Advisors LLC. The cost of preparing, printing and mailing the Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies will be paid by Denver Investment Advisors LLC. The total cost of such services is estimated to be $5,000. Denver Investment Advisors LLC also will reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

         FIT may arrange to have proxies authorized by telephone. If FIT solicits proxies by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize voting in accordance with their instructions and to confirm that their instructions have been properly recorded. Telephonic proxies may be revoked in the same manner as proxies voted by mail may be revoked.

Voting Rights And Required Vote

         Shareholders of each Aristata Fund are entitled to one vote for each full share held and to fractional votes for fractional shares held on the Record Date. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to FIT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         For each Aristata Fund, one-third of the outstanding shares of each Fund entitled to vote, present in person or by proxy, constitutes a quorum.

         For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are encouraged to forward their voting instructions promptly. Abstentions and broker nonvotes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 and 2.

         For each Aristata Fund, Proposal 1, approval of the Reorganization, requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

         For Proposal 2, ratification of the Interim Advisory Agreement with Denver Investment Advisors LLC, requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or, if no specification is made, the shares will be voted "FOR" the approval of each proposal. It is not anticipated that any matters will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

         If sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by the time scheduled for a Meeting, the holders of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting by the affirmative vote of a majority of votes cast on the matter. The persons named as proxies will vote in favor of such adjournment if they determine that each adjournment and additional solicitation are reasonable and in the interests of shareholders. Abstentions and broker non-votes will have no effect on the matter of adjournment. Any business that might have been transacted at a Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Denver Investment Advisors LLC.


                       RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record of the Aristata Funds at the close of business on ____ __, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following number of shares were outstanding and entitled to vote:

Name of Fund                                  Total Number of Shares Outstanding
-------------------------------------------   ----------------------------------
Aristata Equity Fund.......................              ____________
Aristata Quality Bond Fund.................              ____________
Aristata Colorado Quality Tax-Exempt Fund..              ____________


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Westcore Funds. As of the Record Date, to the best of the knowledge of the Westcore Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Westcore Funds listed below. Except as disclosed below, as of the Record Date, the officers and trustees of the Westcore Trust as a group beneficially owned less than 1% of the outstanding shares of each Westcore Fund.

                                [to be inserted]

         Aristata Funds. As of the Record Date, the officers and trustees of FIT as a group beneficially owned less than 1% of the outstanding shares of each Aristata Fund. As of the Record Date, to the best of the knowledge of FIT, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Aristata Funds:

                                                            Percentage
    Name and Address                  Fund                  Ownership         Type of Ownership
    ----------------                  ----                  ---------         -----------------

                                        [to be inserted]



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Deloitte & Touche ("Deloitte") is the Independent Registered Public Accounting Firm for the Aristata Funds, as well as the other series of FIT. Deloitte has been engaged to audit the financial statements for the Aristata Funds and has provided other non-audit and tax-related services to FIT. In accordance with Independence Standards Board Standard No. 1, Deloitte has confirmed to the Audit Committee of the Board that they are independent with respect to FIT. Representatives of Deloitte are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

         The FIT Audit Committee has considered whether the provision of the non-audit services below is compatible with maintaining Deloitte's independence. All of the services performed by FIT's independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee. Of the time expended by the Fund's principal accountant to audit the Fund's financial statements for the calendar year ended April 30, 2004, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Fund Related Fees

         Audit Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the audit of all of FIT's annual financial statements, including those relating to the Aristata Funds, were $64,000 and $55,300, respectively.

         Audit-Related Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of all of FIT's annual financial statements, including those relating to the Aristata Funds, were $14,400 and $4,000, respectively.

         Tax Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, aggregate fees of $14,000 and $28,200, respectively, were billed for professional services rendered by the principal accountant for all of FIT's tax requirements, including those relating to the Aristata Funds, for tax compliance, tax advice, and tax planning. The fiscal year 2004 and 2003 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

         All Other Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, no fees were billed to Registrant by the principal accountant for services other than the services reported above.

Non-Fund Related Fees

         For the FIT fiscal years ended April 30, 2004, and April 30, 2003, Deloitte did not render any non-audit services to Tempest, or to any entity controlling, controlled by or under common control with Tempest.


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Aristata Funds in writing
at  1625  Broadway,   Suite  2200,   Denver,   Colorado  80202,  or  by  calling
1-800-644-8595.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD.


                                         By Order of the Board of Trustees,

                                         /s/ ERIN DOUGLAS
                                         ---------------------------------------
                                         Erin Douglas,
                                         Secretary

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 20th day of September, 2004, by and among Westcore Trust, a Massachusetts business trust (the "Acquiring Trust"), with respect to Westcore Blue Chip Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund, each a separate series of the Acquiring Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds") and Financial Investors Trust, a Delaware statutory trust (the "Selling Trust"), with respect to Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund, each a separate series of the Selling Trust (each, a "Selling Fund" and, collectively, the "Selling Funds"); and Denver Investment Advisors LLC ("DIA"), the investment adviser to the Acquiring Funds (for purposes of paragraph 9.1 of the Agreement only). The principal place of business of each Acquiring Trust entity is 1625 Broadway, Suite 2200, Denver, Colorado 80202. The principal place of business of each Selling Trust entity is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

         This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Selling Fund in exchange for shares of beneficial interest, of its corresponding Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of all of the liabilities of its corresponding Selling Fund; and
(iii) the distribution, after the Closing Date(s) hereinafter referred to, of each Acquiring Fund Shares to the shareholders of each Selling Fund and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a "Reorganization").

         WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, and each Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies; and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

         WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interest;

         WHEREAS, the trustees of the Acquiring Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of such Acquiring Fund and that the interests of the existing shareholders of such Acquiring Fund will not be diluted as a result of the Reorganization;

         WHEREAS, the trustees of the Selling Trust have determined that the Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of such Selling Fund will not be diluted as a result of the Reorganization;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I
             TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR
           ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUNDS'
                LIABILITIES AND LIQUIDATION OF THE SELLING FUNDS

         1.1 The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to its corresponding Acquiring Fund set forth on Schedule A. In exchange, each Acquiring Fund agrees: (i) to deliver to its corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

         1.2 Assets to be Acquired. The assets of each Selling Fund to be acquired by an Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on its respective Closing Date.

         Each Selling Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. Each Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

         Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish its corresponding Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before the Closing Date, furnish its corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by its corresponding Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before its Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of its Closing Date.

         Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

         1.3 Liabilities to be Assumed. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before its respective Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by its corresponding Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement.

         1.4 State Filings. Prior to each Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of each respective Closing Date.

         1.5 Liquidation and Distribution. On or as soon after its Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the corresponding Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Funds shall assume the share records received from the Selling Funds are valid, current and accurate and that such transfers to shareholders are valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.6 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

         1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the corresponding Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.8 Reporting Responsibility. Any reporting responsibility of each Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

         1.9 Termination and Dissolution. Each Selling Fund shall be terminated and dissolved promptly following its respective Closing Date and the making of all distributions pursuant to paragraph 1.5.

         1.10 Books and Records. All books and records of each Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the date of this Agreement and shall be turned over to the Acquiring Fund as soon as practicable following its respective Closing Date.

         1.11 Relationship of Transactions. Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Selling Fund" as meaning only those series of the Acquiring Trust and the Selling Trust which are involved in the Reorganization as of the Closing Date(s).

                                   ARTICLE II
                                    VALUATION

         2.1 Valuation of Assets. The value of a Selling Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to each Closing Date (such time and date being hereinafter called a "Valuation Date"), after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2  Valuation  of Shares.  The net asset value per share of  Acquiring
Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.3 Shares to be Issued. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Selling Fund's assets shall be determined by dividing the value of the assets of the Selling Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

         2.4 Determination of Value. All computations of value shall be made by or under the direction of each Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                  ARTICLE III
                           CLOSINGS AND CLOSING DATES

         3.1 Closing Dates. The Closing shall occur on November 22, 2004, or such other date(s) as the parties may agree to in writing (each a "Closing Date" and collectively, the "Closing Dates"). Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held at the offices of Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, or at such other time and/or place as the parties may agree.

         3.2 Custodian's Certificate. Each Selling Fund shall cause its Custodian, Fifth Third Bank (the "Custodian"), to deliver at the Closing(s) a certificate of an authorized officer stating that: (a) each Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to its corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

         3.3 Effect of Suspension in Trading. In the event that, on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

         3.4 Transfer Agent's Certificate. Each Selling Fund shall cause its transfer agent, ALPS Mutual Fund Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the applicable Closing Date, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause ALPS Mutual Fund Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Dates to the Secretary of the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing(s), each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         4.1 Representations of the Selling Funds. The Selling Trust, on behalf of each Selling Fund, represents and warrants to the Acquiring Trust, on behalf of each corresponding Acquiring Fund, as follows:

                  (a) The Selling Fund is a legally designated, separate series of a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware.

                  (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of its trust instrument or bylaws, or its articles of incorporation or bylaws, as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before its applicable Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.2 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (g) The financial statements included in the Annual Report of the Selling Fund as of April 30, 2004 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the

         Acquiring Funds) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

                  (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

                  (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware or Massachusetts state law, as applicable, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The  information  to be  furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Selling Fund has elected to qualify and has qualified as a regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

                  (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Selling Trust on behalf of each Selling Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

         4.2 Representations of the Acquiring Funds. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Selling Trust on behalf of each corresponding Selling Fund, as follows:

                  (a) The Acquiring Fund is a legally designated, separate series of a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in, a violation of, the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                  (f) The financial statements included in the Annual Report of the Acquiring Fund as of May 31, 2004 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

                  (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

                  (j) The execution,  delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

                  (l) The  information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code indefinitely.

                  (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Massachusetts law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

                  (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V
             COVENANTS OF EACH ACQUIRING FUND AND EACH SELLING FUND

         5.1 Operation in Ordinary Course. Subject to paragraph 8.5, each Acquiring Fund and each Selling Fund will operate its business in the ordinary course between the date of this Agreement and the respective Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         5.2 Approval of Shareholders. The Selling Trust will call a special meeting of shareholders of each Selling Fund to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

         5.3 Investment Representation. Each Selling Fund covenants that the corresponding Acquiring Fund Shares to be issued to such Selling Fund pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

         5.4 Access to Books and Records. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to each Selling Fund's books and records necessary to maintain current knowledge of such Selling Fund and to ensure that the representations and warranties made by such Selling Fund are accurate.

         5.5 Additional Information. Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of such Selling Fund's shares.

         5.6 Further Action. Subject to the provisions of this Agreement, each Acquiring Fund and its corresponding Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date. In particular, each Selling Fund covenants that it will, as and when reasonably requested by its corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as such Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm such Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.7 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the applicable Closing Date, each Selling Fund shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, a statement of the earnings and profits of such Selling Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

         5.8 Preparation of Registration Statement and Proxy Statement. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of each Acquiring Fund's corresponding Selling Fund. The Registration Statement shall include a proxy statement of each Selling Fund and a prospectus of each corresponding Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of each Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting(s) of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, subject to the following conditions:

         6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts.

                  (b) To such counsel's knowledge, based solely on the notice of effectiveness of the Acquiring Trust's registration statement and an oral confirmation of no stop order provided by the SEC on the Closing Date, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

                  (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Funds under the federal laws of the United States or the laws of the States of Delaware and Massachusetts for the exchange of the Selling Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                  (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

                  (g) To such counsel's knowledge, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                  ARTICLE VII
            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each corresponding Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, shall be subject to the following conditions:

         7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Selling Fund shall have delivered to its corresponding Acquiring Fund on such Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2  The  Selling  Fund  shall  have  delivered  to  its  corresponding
Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

         7.3 The Acquiring Fund shall have received on the applicable Closing Date an opinion of Davis Graham & Stubbs LLP, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

                  (b) To such counsel's knowledge, based solely on the notice of effectiveness of the Acquiring Trust's registration statement and an oral confirmation of no stop order provided by the SEC on the Closing Date, the Selling Trust is registered as an investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This  Agreement  has been duly  authorized,  executed  and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Funds under the federal laws of the United States or the laws of Delaware and Massachusetts for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                  (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's trust instrument, articles of incorporation or bylaws, as applicable (assuming shareholder approval has been obtained).

                  (f) To such counsel's knowledge, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Funds.

                                  ARTICLE VIII
                   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS
                     OF EACH ACQUIRING FUND AND SELLING FUND

         If any of the conditions set forth below do not exist on or before the applicable Closing Date with respect to each Selling Fund or its corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein, with respect to each Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with the provisions of the applicable trust instrument and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On each Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Acquiring Trust and the Selling Trust shall each have taken all necessary steps to enable the Acquiring Funds and Selling Funds, respectively, to have accomplished the following:

                  (a) In connection with the Westcore Blue Chip Fund's acquisition of the Aristata Equity Fund, it is the intention of the parties that the percentage of the total net assets of each Fund that is represented by unrealized capital gains net of unrealized capital losses and of capital loss carryforwards ("Net Unrealized Capital Gains") shall be substantially equal. If, at the close of the day during which the Aristata Equity Fund shareholders approve the Agreement, the percentage of the Net Unrealized Capital Gains of either Fund is greater than the percentage of the other Fund, and such excess represents $0.01 or more per share of the net asset value of the Westcore Blue Chip Fund on that date, the Fund with the greater percentage of Net Unrealized Capital Gains shall effect transactions which would bring the difference to an amount less than $0.01 per Westcore Blue Chip Fund share. The Fund that is required to reduce its Net Unrealized Capital Gains may effect such transactions on any day prior to the Closing Date and the desired equalization shall be deemed to have been obtained if, at the close on the last business day that such a transaction is effected, the difference in the percentage of Net Unrealized Capital Gains in the portfolios of the two subject Funds has been reduced to an amount less than the equivalent of $0.01 per share of the Westcore Blue Chip Fund. The calculation of per share Net Unrealized Capital Gains, as well as the difference between such per share amounts, shall be determined to hundredths of a cent, and if the difference is equal to or less than $.0099 per share of the Westcore Blue Chip Fund, the desired equalization shall be deemed to have been achieved.

                  (b) Each Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the applicable Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before such Closing Date and all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received an opinion of Davis Graham & Stubbs LLP addressed to each Acquiring Fund and its corresponding Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

                  (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

                  (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

                  (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

                  (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

                  (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the condition set forth in this paragraph 8.6.

ARTICLE IX
                                    EXPENSES

         9.1 DIA will pay reasonable expenses associated with the Acquiring Funds' participation in the Reorganization (or in attempting to effect the Reorganization with one or more of the Selling Funds but being unable to do so due to lack of approval by the shareholders of such Selling Fund or Selling Funds), including but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent trustees); (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the Closing occurs, DIA will pay reasonable expenses associated with the Selling Funds' participation in the Reorganization, including but not limited to the expenses of the types listed above and fees payable to the Selling Trust's independent trustees for participation in any special meetings related to the Reorganizations. Otherwise, each Selling Fund will be responsible for paying its own expenses. Brokerage costs payable by any Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof are payable by the applicable Selling Fund.

         9.2 The Acquiring Trust, on behalf of the Acquiring Funds, and the Selling Trust, on behalf of the Selling Funds, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                   ARTICLE X
                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Trust, on behalf of each Acquiring Fund, and the Selling Trust, on behalf of each Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after each Closing Date and the obligations of each of the Acquiring Funds in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI
                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust as to an Acquiring Fund and the Selling Trust as to a Selling Fund. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement with respect to a Reorganization at or before the applicable Closing Date due to:

                  (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Selling Fund, the Acquiring Trust or Selling Trust, or their respective trustees or officers, to the other party or its trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XII
                                   AMENDMENTS

         12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII
               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Trust or any Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Funds shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the applicable Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust on behalf of each Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Trust's trust instrument.

         13.6 It is expressly agreed that the obligations of the Selling Trust or any Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Fund, as provided in the applicable trust instrument of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Funds shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the applicable Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Selling Trust on behalf of each Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Selling Fund as provided in the Selling Trust's applicable trust instrument.

                                  ARTICLE XIV
                                     NOTICES

         14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202,
Attention: Secretary, or to the Acquiring Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202, Attention: Secretary, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                            WESTCORE TRUST


                                            By:     /s/ JEFFREY D. ADAMS
                                                --------------------------------
                                                 Name:  Jeffrey D. Adams
                                                        ------------------------
                                                 Title: President
                                                        ------------------------

ACKNOWLEDGED:

By:     /s/ JASPER R. FRONTZ
    -----------------------------
     Name:  Jasper R. Frontz
            ---------------------
     Title: Treasurer
            ---------------------


                                            FINANCIAL INVESTORS TRUST



                                            By:    /s/  JEREMY MAY
                                                --------------------------------
                                                 Name:  Jeremy May
                                                        ------------------------
                                                 Title: Treasurer
                                                        ------------------------

ACKNOWLEDGED:

By:    /s/  ERIN DOUGLAS
    -----------------------------
     Name:  Erin Douglas
            ---------------------
     Title: Secretary
            ---------------------


                                            The  Undersigned  is a party to this
                                            Agreement   for  the   purposes   of
                                            paragraph 9.1 only:

                                            DENVER INVESTMENT ADVISORS LLC




                                            By:     /s/ JEFFREY D. ADAMS
                                                --------------------------------
                                                 Name:  Jeffrey D. Adams
                                                        ------------------------
                                                 Title: Executive Manager
                                                        ------------------------

ACKNOWLEDGED:

By:     /s/ JASPER R. FRONTZ
    -----------------------------
     Name:  Jasper R. Frontz
            ---------------------
     Title: Vice President
            ---------------------

                                   SCHEDULE A
                   TO THE AGREEMENT AND PLAN OF REORGANIZATION

                          SUMMARY OF THE REORGANIZATION
             (shareholders of each Selling Fund will receive shares
                   of the Acquiring Fund as designated below)


SELLING FUND                                   ACQUIRING FUND
------------                                   --------------

Aristata Equity Fund                           Westcore Blue Chip Fund
Aristata Quality Bond Fund                     Westcore Plus Bond Fund
Aristata Colorado Quality Tax-Exempt Fund      Westcore Colorado Tax-Exempt Fund

                                    EXHIBIT B

                           INTERIM ADVISORY AGREEMENTS

                           INTERIM ADVISORY AGREEMENT

                              ARISTATA EQUITY FUND
                     (a Series of Financial Investors Trust)

         THIS INTERIM ADVISORY AGREEMENT (the "Agreement") is made this as of the 1st day of July, 2004, between DENVER INVESTMENT ADVISORS LLC, a Colorado limited liability company ("DIA"), and FINANCIAL INVESTORS TRUST, a Delaware business trust (the "Trust"), with respect to the ARISTATA EQUITY FUND, a series of the Trust (the "Fund").

                                    Recitals

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. The Trust and DIA deem it mutually advantageous that DIA should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    Agreement

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment. The Trust hereby appoints DIA as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. DIA hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  2.  Investment   Advisory   Functions.   In  its  capacity  as
investment adviser to the Fund, DIA shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trustees may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of DIA, and the investment considerations which have given rise to those decisions;

                  (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

                  (d) To maintain all books and records required to be maintained by DIA pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. DIA agrees that all records which it maintains for the Fund are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

                  (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
                           Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of DIA.

                  3. Further Obligations. In all matters relating to the performance of this Agreement, DIA shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide DIA with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                  4. Obligations of Trust. The Trust shall fulfill or cause its agents to fulfill the following obligations under this Agreement:

                  (a) To keep DIA continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish DIA with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c)      To  furnish  DIA  with  any  further   materials   or
                           information  which  DIA  may  reasonably  request  to
                           enable it to perform its function under this Agreement; and

                  (d) To compensate DIA for its services in accordance with the provisions of Section 5 hereof.

                  5. Compensation. The Trust shall pay to DIA for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.85% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  6. Expenses.

                  (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by DIA hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of DIA; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, record keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

                  (b) Expenses Paid by DIA. DIA shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, DIA shall incur and pay reasonable compensation, fees and related expenses of any of the Trust's officers or Trustees who are interested persons of DIA.

                  7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, DIA is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that DIA may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if DIA determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of DIA. DIA is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, DIA shall seek the best execution of each transaction. Notwithstanding the foregoing, the Trustees of the Trust may establish policies or guidelines to be followed by DIA in placing portfolio transactions for the Trust pursuant to the foregoing provisions. DIA shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of DIA. Whenever DIA simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of DIA, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by DIA to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.


                  8. Termination. This Agreement may be terminated by the Trust's Board of Trustees or a majority of the Fund's outstanding voting securities, at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to DIA.

                  9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

                  10. Term. This Agreement shall continue in effect for 150 days from the above written date.

                  11. Escrow of Fees

                  (a) Compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

                  (b) If a majority of the Fund's outstanding security voting securities approve a contract with DIA by the end of the 150-day period, the amount in the escrow account (including the interest earned) will be paid to DIA; and

                  (c) If a majority of the Fund's outstanding voting securities do not approve a contract with DIA, DIA will be paid, out of the escrow account, the lesser of:

                           (1)      Any costs incurred in performing the interim
                                    contract  (plus  interest   earned  on  that
                                    amount while in escrow); or

                           (2) The total amount in the escrowed account (plus interest earned).


                  12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (1) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or DIA and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                  13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust.

                  14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

                  15. Limitation of Liability of DIA. DIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                  16. Activities of DIA. The services of DIA to the Trust hereunder are not intended to be exclusive, and DIA and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of DIA to engage in any other business Or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in DIA as directors, officers and shareholders of DIA, that directors, officers, employees and shareholders of DIA are or may become similarly interested in the Trust, and that DIA may become interested in the Trust as a shareholder or otherwise.

                  17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

                  18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                          DENVER INVESTMENT ADVISORS LLC,
                          a Colorado limited liability company



                                By:       /s/ JEFFREY D. ADAMS
                                       -----------------------------------------
                                       Name:  Jeffrey D. Adams
                                       Title: Executive Manager


                          FINANCIAL INVESTORS TRUST, with respect to the Aristata Equity Fund


                                By:       /s/ JEREMY MAY
                                       -----------------------------------------
                                       Name:  Jeremy May
                                       Title: Treasurer

                           INTERIM ADVISORY AGREEMENT

                           ARISTATA QUALITY BOND FUND
                     (a Series of Financial Investors Trust)

         THIS INTERIM ADVISORY AGREEMENT (the "Agreement") is made this as of the 1st day of July, 2004, between DENVER INVESTMENT ADVISORS LLC, a Colorado limited liability company ("DIA"), and FINANCIAL INVESTORS TRUST, a Delaware business trust (the "Trust"), with respect to the ARISTATA QUALITY BOND FUND, a series of the Trust (the "Fund").

                                    Recitals

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. The Trust and DIA deem it mutually advantageous that DIA should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    Agreement

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment. The Trust hereby appoints DIA as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. DIA hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  2.  Investment   Advisory   Functions.   In  its  capacity  as
investment adviser to the Fund, DIA shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trustees may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of DIA, and the investment considerations which have given rise to those decisions;

                  (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

                  (d) To maintain all books and records required to be maintained by DIA pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. DIA agrees that all records which it maintains for the Fund are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

                  (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
                           Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of DIA.

                  3. Further Obligations. In all matters relating to the performance of this Agreement, DIA shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide DIA with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                  4. Obligations of Trust. The Trust shall fulfill or cause its agents to fulfill the following obligations under this Agreement:

                  (a) To keep DIA continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish DIA with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c)      To  furnish  DIA  with  any  further   materials   or
                           information  which  DIA  may  reasonably  request  to
                           enable it to perform its function under this Agreement; and

                  (d) To compensate DIA for its services in accordance with the provisions of Section 5 hereof.

                  5. Compensation. The Trust shall pay to DIA for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.50% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  6. Expenses.

                  (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by DIA hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of DIA; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, record keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

                  (b) Expenses Paid by DIA. DIA shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, DIA shall incur and pay reasonable compensation, fees and related expenses of any of the Trust's officers or Trustees who are interested persons of DIA.

                  7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, DIA is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that DIA may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if DIA determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of DIA. DIA is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, DIA shall seek the best execution of each transaction. Notwithstanding the foregoing, the Trustees of the Trust may establish policies or guidelines to be followed by DIA in placing portfolio transactions for the Trust pursuant to the foregoing provisions. DIA shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of DIA. Whenever DIA simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of DIA, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by DIA to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

                  8. Termination. This Agreement may be terminated by the Trust's Board of Trustees or a majority of the Fund's outstanding voting securities, at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to DIA.

                  9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

                  10. Term. This Agreement shall continue in effect for 150 days from the above written date.

                  11. Escrow of Fees

                  (a) Compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

                  (b) If a majority of the Fund's outstanding security voting securities approve a contract with DIA by the end of the 150-day period, the amount in the escrow account (including the interest earned) will be paid to DIA; and

                  (c) If a majority of the Fund's outstanding voting securities do not approve a contract with DIA, DIA will be paid, out of the escrow account, the lesser of:

                           (1)      Any costs incurred in performing the interim
                                    contract  (plus  interest   earned  on  that
                                    amount while in escrow); or

                           (2) The total amount in the escrowed account (plus interest earned).


                  12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (1) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or DIA and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                  13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust.

                  14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

                  15. Limitation of Liability of DIA. DIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                  16. Activities of DIA. The services of DIA to the Trust hereunder are not intended to be exclusive, and DIA and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of DIA to engage in any other business Or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in DIA as directors, officers and shareholders of DIA, that directors, officers, employees and shareholders of DIA are or may become similarly interested in the Trust, and that DIA may become interested in the Trust as a shareholder or otherwise.

                  17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

                  18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                          DENVER INVESTMENT ADVISORS LLC,
                          a Colorado limited liability company



                                By:       /s/ JEFFREY D. ADAMS
                                       -----------------------------------------
                                       Name:  Jeffrey D. Adams
                                       Title: Executive Manager


                          FINANCIAL INVESTORS TRUST, with respect to the Aristata Quality Bond Fund


                                By:       /s/ JEREMY MAY
                                       -----------------------------------------
                                       Name:  Jeremy May
                                       Title: Treasurer

                           INTERIM ADVISORY AGREEMENT

                    ARISTATA COLORADO QUALITY TAX EXEMPT FUND
                     (a Series of Financial Investors Trust)

         THIS INTERIM ADVISORY AGREEMENT (the "Agreement") is made this as of the 1st day of July, 2004, between DENVER INVESTMENT ADVISORS LLC, a Colorado limited liability company ("DIA"), and FINANCIAL INVESTORS TRUST, a Delaware business trust (the "Trust"), with respect to the ARISTATA COLORADO QUALITY TAX EXEMPT FUND, a series of the Trust (the "Fund").

                                    Recitals

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. The Trust and DIA deem it mutually advantageous that DIA should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    Agreement

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment. The Trust hereby appoints DIA as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. DIA hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  2.  Investment   Advisory   Functions.   In  its  capacity  as
investment adviser to the Fund, DIA shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trustees may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of DIA, and the investment considerations which have given rise to those decisions;

                  (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

                  (d) To maintain all books and records required to be maintained by DIA pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. DIA agrees that all records which it maintains for the Fund are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

                  (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
                           Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of DIA.

                  3. Further Obligations. In all matters relating to the performance of this Agreement, DIA shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide DIA with copies of the Trust's

Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                  4. Obligations of Trust. The Trust shall fulfill or cause its agents to fulfill the following obligations under this Agreement:

                  (a) To keep DIA continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish DIA with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c)      To  furnish  DIA  with  any  further   materials   or
                           information  which  DIA  may  reasonably  request  to
                           enable it to perform its function under this Agreement; and

                  (d) To compensate DIA for its services in accordance with the provisions of Section 5 hereof.

                  5. Compensation. The Trust shall pay to DIA for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.50% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  6. Expenses.

                  (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by DIA hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of DIA; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, record keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

                  (b) Expenses Paid by DIA. DIA shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, DIA shall incur and pay reasonable compensation, fees and related expenses of any of the Trust's officers or Trustees who are interested persons of DIA.

                  7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, DIA is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that DIA may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if DIA determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of DIA. DIA is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, DIA shall seek the best execution of each transaction. Notwithstanding the foregoing, the Trustees of the Trust may establish policies or guidelines to be followed by DIA in placing portfolio transactions for the Trust pursuant to the foregoing provisions. DIA shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of DIA. Whenever DIA simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of DIA, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by DIA to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

                  8. Termination. This Agreement may be terminated by the Trust's Board of Trustees or a majority of the Fund's outstanding voting securities, at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to DIA.

                  9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

                  10. Term. This Agreement shall continue in effect for 150 days from the above written date.

                  11. Escrow of Fees

                  (a) Compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

                  (b) If a majority of the Fund's outstanding security voting securities approve a contract with DIA by the end of the 150-day period, the amount in the escrow account (including the interest earned) will be paid to DIA; and

                  (c) If a majority of the Fund's outstanding voting securities do not approve a contract with DIA, DIA will be paid, out of the escrow account, the lesser of:

                           (1)      Any costs incurred in performing the interim
                                    contract  (plus  interest   earned  on  that
                                    amount while in escrow); or

                           (2) The total amount in the escrowed account (plus interest earned).

                  12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (1) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or DIA and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                  13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust.

                  14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

                  15. Limitation of Liability of DIA. DIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                  16. Activities of DIA. The services of DIA to the Trust hereunder are not intended to be exclusive, and DIA and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of DIA to engage in any other business Or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in DIA as directors, officers and shareholders of DIA, that directors, officers, employees and shareholders of DIA are or may become similarly interested in the Trust, and that DIA may become interested in the Trust as a shareholder or otherwise.

                  17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

                  18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                           DENVER INVESTMENT ADVISORS LLC,
                           a Colorado limited liability company



                                 By:       /s/ JEFFREY D. ADAMS
                                        ----------------------------------------
                                        Name:  Jeffrey D. Adams
                                        Title: Executive Manager


                           FINANCIAL INVESTORS TRUST, with respect to the Aristata Colorado Quality Tax Exempt Fund


                                 By:       /s/ JEREMY MAY
                                        ----------------------------------------
                                        Name:  Jeremy May
                                        Title: Treasurer

                                    EXHIBIT C

           MANAGEMENT'S DISCUSSION OF THE WESTCORE FUNDS' PERFORMANCE

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: LONG-TERM TOTAL RETURN BY INVESTING IN STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

                                     [PHOTO]
                                Mark M. Adelmann,
                                    CPA, CFA
                           EQUITY VALUE RESEARCH TEAM

                                     [PHOTO]
                                Kris Herrick, CFA
                           EQUITY VALUE RESEARCH TEAM

     After three consecutive years of down markets, the fiscal year ended May 31, 2004 brought welcome relief. The upward trend that marked the first half of the period continued into the second half, though at a more measured and somewhat choppier pace. For the reporting period, the Westcore Blue Chip Fund gained 18.83% compared to an 18.33% return for its benchmark, S&P 500 Index, and a 19.86% return for its peer group, the Lipper Multi-Cap Index.

     As discussed in our November Semi-Annual Report, the first half of our fiscal year was characterized by a preference for lower-quality businesses, often at the expense of the cash-rich, fundamentally sound companies favored by the Westcore Blue Chip Fund. During this time, several near-bankrupt companies obtained relatively cheap funding and demonstrated enough improvement to keep them from death's door. However, over the long term, their survival and economic value remains in question.

     In contrast, our discipline dictates that portfolio candidates maintain a stable balance sheet, while generating significant free cash flow and improving returns, all at a price that is lower than our estimated intrinsic value of their projected free cash flows. While calendar year 2004 has seen a renewed focus on these fundamentals, we are particularly optimistic regarding performance relative to the index going forward.

     It is anticipated that at some point this year, the Federal Reserve will begin to raise interest rates from their current historically low levels. Although the economy remains strong, the rapid profit growth of the past

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

five quarters is expected to slow to more sustainable levels. Research published by Richard Bernstein, Chief U.S. Strategist at Merrill Lynch, has shown "that higher quality assets outperform lower quality ones during the 12 months after an initial hike in the Fed Funds rate, and that higher quality assets outperform lower quality ones when the profit cycle decelerates." In light of this, we continue to exercise great diligence in selecting companies that feature solid fundamentals and astute management teams, believing that these carefully chosen businesses will be rewarded for their efforts.

"...our best performing groups during the period were technology and healthcare."

     Thus far, Fund performance has been hindered by the relative setbacks of insurance holdings such as St. Paul Travelers Inc. Despite near record levels of cash-flow and returns, the market has been unwilling to revalue these companies given fears that insurers will lose their capital discipline. Mortgage guarantor Freddie Mac also disappointed due to the protracted resolution of its accounting restatement. Elsewhere, harsh winter weather and crew shortages worked against railroad operator Union Pacific Corp.

     In contrast, our best performing groups during the period were technology and healthcare. Among our leading contributors, chipmakers Xilinx Inc. and National Semiconductor Corp., in addition to systems distributor Tech Data Corp., all benefited from an upturn in corporate technology spending as accelerating demand and order flow boosted free cash flow prospects. Meanwhile, managed care provider Aetna Inc. continued to grow profitably, confirming the durability of its pricing discipline and operating efficiencies. The

                                     [PHOTO]
                                Troy Dayton, CFA
                           EQUITY VALUE RESEARCH TEAM

                                     [PHOTO]
                                Derek R. Auguilm
                           EQUITY VALUE RESEARCH TEAM

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE BLUE CHIP FUND (CONTINUED)

same could be said about Omnicare Inc., a leading provider of pharmacy management services, which continued to gain profitable market share through leveraging ongoing increases in long-term care occupancy.

     Looking ahead, although near-term market stability is closely tied to interest rate movements, geopolitical events, energy prices, and the upcoming presidential election, we remain confident that economic fundamentals and corporate earnings are on firm ground. As the balance of 2004 unfolds, we maintain an increasingly constructive view of the higher quality issues favored by the Westcore Blue Chip Fund. [LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE BLUE CHIP FUND, S&P 500 INDEX AND LIPPER MULTI-CAP CORE INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                        Lipper
        Westcore                        Multi-Cap
        Blue Chip       S&P 500         Core
        Fund            Index           Index
6/88    10000           10000           10000
5/89    11223           12463           12410
5/90    12541           14533           14056
5/91    14181           16247           15697
5/92    15602           17848           17316
5/93    17415           19917           19674
5/94    17958           20764           20939
5/95    21376           24950           23762
5/96    27891           32038           30710
5/97    34663           41457           37103
5/98    44899           54172           46776
5/99    48230           65564           52801
5/00    48717           72487           60346
5/01    52556           64840           56424
5/02    46601           55860           49489
5/03    40716           51363           45525
5/04    48382           60778           54566

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

Please see Average Annual Total Return information presented on pages 6 and 7.

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

TOP 10 HOLDINGS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
  3.69% PFIZER INC. (PFE) - A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals

  3.51% PARKER HANNIFIN CORP. (PH) - Manufactures motion control products, including fluid power systems, electromechanical controls and related components

  3.32% OCCIDENTAL PETROLEUM CORP. (OXY) - Explores for, develops, produces and markets crude oil and natural gas and manufactures and markets a variety of basic chemicals, including chlorine

  3.28% TYSON FOODS INC. (TSN) - Provides value-added beef, chicken and pork products through its production facilities located across the U.S.

  3.11% FREDDIE MAC (FRE) - System designed to create a stable mortgage credit system and reduce the rates paid by homebuyers by supplying lenders with money to make mortgages

  3.05% MYLAN LABORATORIES INC. (MYL) - Develops, licenses, manufactures, markets and distributes generic and branded pharmaceutical products

  2.98% AMGEN INC. (AMGN) - Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology

  2.96% PACIFICARE HEALTH SYSTEMS INC. (PHS) - A managed health care services company that provides managed care products for employer groups and Medicare beneficiaries

  2.91% CITIGROUP INC. (C) - A diversified financial services holding company that provides a broad range of financial services

  2.88% INTEL CORP. (INTC) - Designs, manufactures and sells computer components and related products

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 31.69%
--------------------------------------------------------------------------------

Top ten holdings do not include any cash or cash equivalent investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMUNICATIONS                               2.21%
SERVICES                                     1.01%
FINANCIALS                                  23.26%
MEDICAL/HEALTHCARE                          21.71%
CONSUMER CYCLICAL                           13.43%
TECHNOLOGY                                  12.42%
CONSUMER STAPLES                             7.51%
ENERGY                                       6.65%
CAPITAL GOODS                                6.64%
COMMERCIAL SERVICES                          2.67%
BASIC MATERIALS                              2.64%

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE PLUS BOND FUND

FUND OBJECTIVE: LONG-TERM TOTAL RATE OF RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL, BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS OF VARYING MATURITIES.

FIXED INCOME RESEARCH TEAM
Glen T. Cahill, Jr., CFA
Alex W. Lock
Mark R. McKissick, CFA
Jerome R. Powers, CFA
William E. Stafford, Jr., CFA
Thomas B. Stevens, CFA

     Despite a rising interest rate environment that saw the broad fixed-income market come under mounting pressure, the Westcore Plus Bond Fund appreciated 5.52% for the fiscal year ended May 31, 2004, maintaining a sizable return advantage over its benchmark index, the Lehman Brothers Aggregate Bond Index and its peer group, the Lipper Intermediate Investment Grade Debt Index, which returned -0.44% and 0.08%, respectively. Although much of the Fund's gain was captured during the first half of the period, our yield-based investment approach enabled us to build on this performance, even as market conditions turned increasingly difficult during the most recent six months.

     While world unrest and surging gasoline prices understandably contributed to the underlying uncertainty, the bond market recoiled in the face of an economic recovery that gradually pushed long rates off their 40-year lows. As real GDP settled into a sustainable 4.4% annual clip during the first quarter of 2004, demonstrating improvement on nearly every front, employment data finally reversed course. Having been the last holdout, almost 900,000 new jobs were created in a three-month span, setting the stage for higher short-term rates when the Federal Reserve meets in June and again in August.

     However, in the absence of undue inflationary pressures, we envision that increases in the historically low overnight lending rate will likely be measured and have limited impact on the Fund's investment universe. From our perspective, we saw the yield on the five-year Treasury note increase by 1.50% over the past twelve months, reaching 3.79% at fiscal year-end. Although this move was believed to have detracted from overall benchmark and peer group returns, the Westcore Plus

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

Bond Fund continued to generate solid returns, driven by its considerable exposure to investment-grade corporate bonds and, to a lesser extent, high-yield corporate bonds.

"...we feel the portfolio is positioned well in the event interest rates trend higher."

     Within the corporate sector, the Fund benefited from an increased weighting in industrial credits, which rose on impressive growth in durable goods orders and manufacturing activity. High-yield bonds, in which the Fund may invest up to 25% of its assets, also provided a significant lift, reflecting robust stock market gains, widespread credit improvements and strengthening company fundamentals. Given this favorable environment, spreads, or the yield difference between Treasury and corporate securities, tightened, boosting the value of corporate bonds while diminishing the value of Treasuries.

     Meanwhile, real estate investment trusts, commonly known as REITs, continued to provide exceptionally stable credit characteristics, yet were reduced modestly as we found other more attractive opportunities. In contrast, we retained an underweight position in mortgage-backed securities, instead finding more value in corporate bonds. Nevertheless, with interest rates rising and refinancing activity on the decline, prepayment rates have slowed considerably, restoring some longer-term upside to the asset class. With much of our exposure focused on adjustable rate mortgages, we feel the portfolio is positioned well in the event interest rates trend higher.

     As we look forward, we will continue to rely on painstaking credit analysis to construct a carefully chosen portfolio emphasizing the yield advantage of corporate fixed-income securities. By identifying companies we believe to be fundamentally sound, possessing the competitive advantages, cash flows and balance sheets associated with strong historical returns, we are optimistic that the impact of rising interest rates on the Fund will be more than offset by the positive impact of an expanding economy. [LOGO]

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE PLUS BOND FUND (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE PLUS BOND FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                        Lipper
                        Lehman          Intermediate
        Westcore        Brothers        Investment
        Plus Bond       Aggregate       Grade Debt
        Fund            Bond Index      Index
6/88    10000           10000           10000
5/89    10853           11153           11044
5/90    11702           12197           11802
5/91    12673           13723           12987
5/92    14247           15431           14583
5/93    15979           17178           16249
5/94    15995           17297           16355
5/95    17424           19284           18026
5/96    18166           20129           18780
5/97    19516           21803           20265
5/98    21249           24182           22308
5/99    22001           25234           23122
5/00    22368           25761           23414
5/01    25231           29126           26418
5/02    26806           31488           28410
5/03    29626           35131           31452
5/04    31261           34976           31477

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 11/30/89, the Lipper Intermediate Investment Grade Debt Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

An investment cannot be made directly in an index.

Please see Average Annual Total Return information presented on pages 6 and 7.

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

TOP 10 ISSUERS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
  2.35%    LEUCADIA NATIONAL
  2.19%    FORD MOTOR CO.
  2.19%    GENERAL MOTORS CORP.
  2.04%    FEDEX CORP.
  1.72%    FANNIE MAE
  1.52%    UNITED AIR LINES
  1.49%    VIRGINIA ELECTRIC & POWER
  1.35%    ISTAR FINANCIAL INC.
  1.17%    PHOENIX HOME LIFE MUTUAL
  1.11%    TENET HEALTHCARE CORP.

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 17.13%
--------------------------------------------------------------------------------

Percentages represent the Fund's aggregate holdings in the same issuer. Top ten issuers are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular issue or issuer.

SECTOR PROFILES AS A PERCENT OF NET ASSETS FOR MAY 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. GOVERNMENT TREASURIES                   6.28%
FINANCIAL                                   28.90%
INDUSTRIAL                                  26.62%
ASSET-BACKED SECURITIES,
COLLATERALIZED OBLIGATIONS &
MORTGAGE-BACKED SECURITIES                  18.06%
UTILITIES & ENERGY                          11.67%
SHORT-TERM INVESTMENTS AND
NET OTHER ASSETS                             8.47%

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CONVERTIBLE BONDS                            0.32%
CONVERTIBLE PREFERRED STOCKS                 0.48%
INVESTMENT GRADE
CORPORATE BONDS                             47.91%
ASSET-BACKED SECURITIES,
COLLATERALIZED OBLIGATIONS &
MORTGAGE-BACKED SECURITIES                  18.06%
BELOW-INVESTMENT GRADE
CORPORATE BONDS                             12.87%
SHORT-TERM INVESTMENTS AND
NET OTHER ASSETS                             8.47%
U.S. GOVERNMENT TREASURIES                   6.28%
NONCONVERTIBLE PREFERRED STOCKS              5.61%

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

   WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING INSURED COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.

                                     [PHOTO]
                             Thomas B. Stevens, CFA
                             LEAD PORTFOLIO MANAGER

     Rising interest rates impacted the municipal debt market, as ongoing economic improvements pushed yields off last summer's historical troughs, sending prices lower. In light of these challenging conditions, the Westcore Colorado Tax-Exempt Fund returned -0.59% for the fiscal year ended May 31, 2004, modestly trailing its primary benchmark and peer group, the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Index, which returned -0.39% and -0.45%, respectively.

     Despite this slight underperformance, we believe the Fund's after-tax returns were in line with its representative indices, given our single-state, high-quality focus. Furthermore, we continued to embrace a relatively defensive posture with the expectation that interest rates will gradually trend higher. To that end, the Fund's average maturity and modified duration were 8.79 years and
6.63 years at fiscal year-end, whereas comparable readings for the benchmark index stood at 9.80 years and 6.89 years.

     With preservation of principal as its primary consideration, the Fund maintained its concentration in higher-coupon or premium bonds. This resulted in an average coupon of 5.35%, which is still relatively higher than where most new issues are being priced in today's market environment. Typically, higher coupon bonds perform better in a rising interest rate environment because most of the bond's return is achieved through interest income and the compounding of that income stream rather than from capital appreciation.

     With respect to overall credit quality, the Fund's strategy has been to consistently maintain a portfolio weighted average of "AAA", which is the highest possible

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

quality rating for individual municipal issues. Besides emphasizing superior quality ratings, we also seek out insured credits that offer an additional level of protection by guaranteeing payment of principal and interest in the event of default.

     In keeping with this longer-term profile, the Fund's characteristics and composition remained virtually unchanged during the 12-month period. Approximately 78% of the Funds holdings fell within a maturity range of 5 to 15 years, and most of the holdings include a call feature, which if exercised, would typically limit their final maturity to between 4 to 10 years.

"...we continued to embrace a relatively defensive posture with the expectation that interest rates will gradually trend higher."

     Another important management consideration has been our steadfast focus on total after-tax return. In this regard the Fund is comprised solely of Colorado double-tax exempt securities that are not subject to the Alternative Minimum Tax
(AMT). While this limits what the Fund could achieve in incremental nominal return, we believe it is more than offset by the avoidance of potential tax liabilities. Likewise, portfolio turnover was also kept to a minimum, averting a potential capital gains tax event.

     Looking ahead, the Colorado economy and budget situation appear to be improving from that of the year prior. Demand for municipal debt securities is increasing and should accelerate assuming the U.S. Treasury/Municipal yield ratio approaches 90% or higher. Currently, the 10-year high grade Municipal yield as a percentage of the 10-year U.S. Treasury stands at 84.6%, up from 79.7% at the beginning of the calendar year. Historically, municipal debt securities have fared reasonably well during periods of rising interest rates. With a rising rate environment in mind, we will continue to pursue opportunities to purchase higher-coupon, high-quality bonds that are consistent with our maturity and duration objectives. [LOGO]

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE COLORADO TAX-EXEMPT FUND (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Lehman
        Westcore        Brothers        Lipper
        Colorado        10-Year         Intermediate
        Tax-Exempt      Municipal       Municipal
        Fund            Bond Index      Debt Index
6/91    10000           10000           10000
5/92    10836           10930           10868
5/93    11949           12277           11948
5/94    12334           12698           12266
5/95    13217           13839           13098
5/96    13741           14494           13630
5/97    14629           15678           14514
5/98    15700           16401           15613
5/99    16297           17157           16231
5/00    16075           17126           16116
5/01    17777           19147           17768
5/02    18743           20403           18777
5/03    20386           22663           20435
5/04    20266           22575           20343

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/91. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper Inc.

Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Intermediate Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index.

An investment cannot be made directly in an index.

Please see Average Annual Total Return information presented on pages 6 and 7.

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

TOP 10 HOLDINGS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
  2.26% EL PASO COUNTY SCHOOL DISTRICT 49, 6.00%, 12/01/2009, Sinking Fund 12/01/2007 @ 100.00, FSA

  2.24% LARIMER COUNTY POUDRE SCHOOL DISTRICT R-1, 6.00%, 12/15/2017, Optional 12/15/2010 @ 100.00, FGIC

  2.18%    MESA COUNTY VALLEY SCHOOL DISTRICT 51, 6.00%, 12/01/2006, MBIA

  2.14% ROUTT COUNTY SCHOOL DISTRICT RE-2, 5.00%, 12/01/2017, Optional 12/01/2007 @ 100.00, MBIA

  2.13%    EL PASO COUNTY SCHOOL DISTRICT 12, 5.00%, 09/15/2013

  2.12% EAGLE GARFIELD & ROUTT COUNTIES SCHOOL DISTRICT RE-50J, 5.25%, 12/01/2015, Optional 12/01/2009 @ 100.00, FGIC

  2.11% DOUGLAS & ELBERT COUNTIES SCHOOL DISTRICT RE-1, 5.25%, 12/15/2014, Optional 12/15/2011 @ 100.00, MBIA

  2.10% BOULDER & GILPIN COUNTIES, BOULDER VALLEY SCHOOL DISTRICT RE-2, 5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

  2.06%    MONTROSE CO WATER & SEWER, 4.75%, 10/01/2016

  2.04% SUMMIT COUNTY SCHOOL DISTRICT RE-1, 6.55%, 12/01/2009, Prerefunded 12/01/2004 @ 100.00, FGIC

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 21.38
--------------------------------------------------------------------------------

Top ten holdings do not include any cash or cash equivalent investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CERTIFICATES OF PARTICIPATION                4.54%
GENERAL OBLIGATIONS BONDS                   63.84%
REVENUE BONDS                               27.31%
SHORT-TERM INVESTMENTS AND
NET OTHER ASSETS                             4.31%

                                    EXHIBIT D

           MANAGEMENT'S DISCUSSION OF THE ARISTATA FUNDS' PERFORMANCE



Performance

The Aristata Equity Fund's total return for the year ended April 30, 2004 was 26.21%. The Standard & Poor's 500 Index rose 22.88% during the same period. The majority of the advance occurred in calendar 2003 as the first four months of 2004 experienced modest slippage.

Of note, the energy sector has been particularly strong reflecting historically high oil prices and increasing world demand. The value-oriented Aristata Equity Fund is over-weighted in the energy sector compared to the Standard & Poor's 500 Index and we continue to like the sector.

Net assets for the Aristata Equity Fund were $31.2 million as of April 30, 2004.

Equity Market Overview

Since our last report to you six months ago, returns in the stock market have been acceptable, but not overly exciting. The Standard & Poor's 500 Index was up 6.27% over the last six months. Since the beginning of 2004 (four months ago) the Standard & Poor's 500 is mostly unchanged. In addition, the technology heavy Nasdaq index is down 4.15% since the beginning of the year. The Aristata Equity Fund is up 9.60% for the most recent six month period.

There is still a high level of uncertainty in the equity markets. The turmoil in Iraq continues to persist without any sign of an easy or quick resolution. On the domestic front, the economy is healthy and growing although there is widespread speculation that interest rates may head up before year end. In this environment, we remain committed to attempting to build a diversified portfolio of high quality stocks with attractive valuations and above-average dividend yield.

Oil & gas stocks have been strong over the past year

It's hard not to notice that energy prices are much higher than they used to be! In the last few weeks, most of us have been shocked as gas prices breached $2 a gallon at the pump.

At Tempest Investment Counselors, Inc. we take an industry approach to our stock selection and right now one area we like is the energy sector. Commodity prices are set by supply and demand, and both of these are acting to push up energy prices.

Aristata Equity Fund (con't.)

Supply is limited and somewhat uncertain. OPEC (Organization of Petroleum Exporting Countries) uses a quota system that, at times, can limit its output. There is also continued unrest in places such as Nigeria and Venezuela that restricts their exports and adds an element of uncertainty to the picture. In addition, natural gas has become an important fuel for heating and electrical generation. Annual domestic production of natural gas is (at best) stable despite an increasing number of wells being drilled

On the demand side, our economy is expanding and raising domestic demand for energy. At the same time, China's economy is growing (very strongly) and its energy needs are rising. Eastern Europe, Russia and India represent other areas that can be expected to increase their energy consumption in the years ahead, adding fuel (pun intended) to world demand for energy.

[CHART]
                              ARISTATA EQUITY FUND
                       SECTOR PROFILE as of April 30, 2004

Telecommunications                                                          4.2%
Boilding/Real Estate                                                        4.8%
Consumer Durables                                                           3.6%
Consumer Staples                                                           10.1%
Electic & Gas Utilities                                                     7.6%
Energy                                                                     13.0%
Financial                                                                   9.8%
Healthcare                                                                 15.9%
Technology                                                                  9.5%
Industrial Products & Services                                             12.7%
Consumer Services                                                           1.4%
Short-Term Investments                                                      1.6%
Basic Materials                                                             5.8%

A major oil company,  BP PLC, (the third largest  holding in the Aristata Equity
Fund) recently announced a major effort to return cash to its stockholders through higher dividends and increased share buybacks. BP management stated that these actions would be funded from the higher profits that BP makes when oil is above $20 a barrel. BP's Chief Executive Lord Browne noted that there is "overwhelmingly more chance of the oil price being above $20 a barrel for the next few years, than not."

The reality of a limited supply and increasing demand has worked to push up oil prices. For all these reasons the energy sector may be a rewarding area for investors in coming years.

Aristata Equity Fund (con't.)


Portfolio Update

The fifteen largest holdings represent approximately 35.2% of the total portfolio. These fifteen companies have an average price-to-earnings (PE) ratio of 22.7x based on earnings for the last twelve months and an average dividend yield of 2.0%. In contrast, the Standard & Poor's 500 has a PE ratio of about 31.5x trailing reported earnings and a current dividend yield of 1.7%.

                                  FIFTEEN LARGEST HOLDINGS(2) - as of April 30, 2004
                                                       Sector                % Of         Dividend                    Price
Company                                        Representation           Investments         Yield                Earnings Ratio
-------                                        --------------           -----------         -----                --------------
Abbott Laboratories                                Healthcare                3.1%             2.1%                    25.0x
Valero Energy                                          Energy                2.8%             0.9%                    11.8x
BP PLC                                                 Energy                2.7%             3.0%                    18.2x
Westport Resources Corp.                               Energy                2.4%              N/A                    26.1x
Emerson Electric Co.              Industrial Products & Svcs.                2.4%             2.6%                    22.7x
Snap On, Inc.                     Industrial Products & Svcs.                2.4%             3.0%                    28.2x
Int'l Business Machines Corp.                      Technology                2.3%             0.8%                    19.6x
Kennametal, Inc.                  Industrial Products & Svcs.                2.2%             1.6%                    40.7x
Verizon Communications, Inc.               Telecommunications                2.2%             4.1%                    37.7x
Allstate Corp.                                      Financial                2.2%             1.8%                    10.2x
Avon Products, Inc.                          Consumer Staples                2.1%             1.3%                    28.2x
Merck & Co Inc.                                    Healthcare                2.1%             3.1%                    16.1x
Albertson's, Inc.                            Consumer Staples                2.1%             3.3%                    15.5x
Vulcan Materials Co.                     Building/Real Estate                2.1%             2.2%                    20.1x
Flextronics International                          Technology                2.1%              N/A                    20.1x
                                     Fifteen Largest Holdings               35.2%        2.0% Avg.               22.7x Avg.
                                        Standard & Poor's 500                                 1.7%                    31.5x

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITYFUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUNDINDEX.

[CHART]

           Aristata Equity Fund              S&P 500*             Value Line Composite           Lipper Multi-Cap Value Fund Index
           --------------------              --------             --------------------           ---------------------------------
3/2/98            10000                       10000                      10000                                10000
                  10410                       10513                      10437                                10449
                  10454                       10620                      10477                                10508
                  10229                       10431                      10051                                10275
                  10189                       10856                      10003                                10264
                  9997                        10743                      9367                                 9867
                  8775                        9188                       7728                                 8358
                  9279                        9775                       8087                                 8704
                  9933                        10575                      8632                                 9420
                  10244                       11214                      8986                                 9827
                  10607                       11861                      9279                                 9990
                  10359                       12360                      9166                                 10025
                  10177                       11972                      8652                                 9792
                  10445                       12451                      8731                                 10062
4/30/99           11435                       12937                      9518                                 10957
                  11598                       12624                      9634                                 10900
                  12001                       13325                      9981                                 11251
                  11718                       12911                      9721                                 10868
                  11490                       12844                      9303                                 10494
                  10886                       12492                      8984                                 10041
                  10897                       13283                      8932                                 10352
                  11083                       13553                      9044                                 10347
                  11326                       14351                      9311                                 10583
                  11001                       13631                      8864                                 10127
                  10677                       13373                      8712                                 9594
                  11639                       14681                      9296                                 10608
4/30/00           11689                       14240                      9113                                 10588
                  11939                       13943                      8889                                 10735
                  11599                       14290                      8872                                 10502
                  11549                       14069                      8916                                 10591
                  12264                       14937                      9492                                 11263
                  12122                       14148                      9160                                 11107
                  12298                       14088                      8940                                 11371
                  11908                       12977                      8237                                 10951
                  12456                       13041                      8608                                 11603
                  12786                       13504                      9219                                 12041
                  12511                       12272                      8657                                 11712
                  12107                       11495                      8094                                 11301
4/30/01           12894                       12388                      8636                                 12034
                  13239                       12471                      8861                                 12300
                  12539                       12167                      8781                                 12092


                  12526                       12048                      8544                                 12076
                  12249                       11293                      8108                                 11628
                  11135                       10381                      6851                                 10436
                  11371                       10579                      7180                                 10651
                  12107                       11391                      7812                                 11422
                  12337                       11491                      8164                                 11753
                  12159                       11323                      8017                                 11600
                  12144                       11105                      7792                                 11448
                  12594                       11522                      8377                                 12033
4/30/02           12251                       10824                      8167                                 11679
                  12087                       10757                      7865                                 11668
                  11194                       9991                       7212                                 10775
                  9999                        9212                       6195                                 9881
                  10216                       9273                       6158                                 10038
                  8989                        8265                       5469                                 8950
                  9519                        8993                       5731                                 9429
                  10253                       9510                       6304                                 10131
                  9995                        8952                       5932                                 9684
                  9588                        8717                       5748                                 9484
                  9400                        8586                       5536                                 9241
                  9527                        8670                       5530                                 9276
4/30/03           10138                       9384                       6078                                 10082
                  10766                       9878                       6697                                 10924
                  10952                       10004                      6798                                 11004
                  10983                       10181                      7090                                 11156
                  11438                       10379                      7402                                 11505
                  11157                       10269                      7276                                 11373
                  11676                       10850                      7808                                 11999
                  11957                       10945                      8034                                 12255
                  12592                       11519                      8315                                 12858
                  12797                       11731                      8565                                 13130
                  13080                       11894                      8702                                 13380
                  12874                       11714                      8675                                 13263
4/30/04           12795                       11530                      8328                                 13020


                                                             Performance
                                                        as of April 30, 2004

Average Annual Total Return (1)                     1 Year            3 Year          5 Year             Since Inception (3/2/98)
-------------------------------                     ------            ------          ------             ------------------------
Aristata Equity Fund                                26.21%            (0.26)%          2.27%                       4.08%
S&P 500 Index                                       22.88%            (2.36)%         (2.28)%                      2.34%
Value Line Composite Index                          37.04%            (1.20)%         (2.63)%                     (2.92)%
Lipper Multi-Cap Value Fund Index                   29.14%             2.66%           3.51%                       4.37%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll-free 1-800-644-8595.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Aristata Quality Bond Fund and Aristata Colorado
  Quality Tax-Exempt Fund

Performance

The Aristata Quality Bond Fund's total return for the year ending April 30, 2004 was
 -0.21%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered returns of 1.81% and 2.03% for the same period, respectively. As of April 30, net assets of the Aristata Quality Bond Fund were $11.5 million.

The Aristata Colorado Quality Tax-Exempt Fund had net assets of $11.2 million for the same ending period, while its 12 month total return was 0.68%. Comparable returns for the Lipper Municipal Intermediate Bond Fund Index and the Lehman Brothers Municipal Index were 1.71% and 2.68%, respectively.


Fixed Income Market Review

While the U.S.  economic  recovery has advanced at a solid pace,  the short-term
Federal Funds interest rate has remained near a 40-year low of 1%. It is not surprising, with short rates at multi-decade lows, that the debate is intensifying on the future direction of interest rates and volatility has become widespread in the bond markets.

On one hand, renewed fears of terrorism and unrest in Iraq have led to a flight-to-quality and greater demand for U.S. Treasury bonds. On the other hand, U.S. Treasury bonds have declined considerably as greater than expected payroll jobs were reportedly added in March and April. Yields on Colorado municipal securities remain relatively attractive as they have not declined as much as taxable U.S. treasuries.

Previously, weak employment growth had been a major issue in this economic expansion, yet signs are now surfacing of employment gaining momentum. The most recent Federal Reserve's statement has noted that while inflation remains low, the current accommodative monetary policy can be removed at a measured pace moving forward, while still providing support for continued economic activity.

Aristata Quality Bond Fund and Aristata Colorado
  Quality Tax-Exempt Fund (con't.)

 Portfolio Update

Aristata Quality Bond Fund

For the annual period under review, long-term
10 year Treasury yields have fluctuated between yields of 3.11% and 4.60%. Despite volatility in the bond markets, several areas have offered opportunities. Corporate bonds have offered compelling value as corporations improve their balance sheets and regain their profitability.

Our fixed income strategy continues to emphasize the 5-year to 15-year maturity range. This strategy allows the Fund to capture a good portion of income from the yield curve, (difference between short and long maturities), while still limiting the risk of extending maturities.

The Aristata Quality Bond Fund holds 59% in investment-grade corporate bonds and 35% in U.S. Government and agency obligations. The Fund's average maturity on April 30 was 8.1 years.

[CHART]

                           ARISTATA QUALITY BOND FUND
                      SECTOR PROFILE as of April 30, 2004*

U.S. Government & Agency Obligations                                       34.8%
Communications                                                              3.3%
Financial                                                                  19.2%
Industrial                                                                 36.0%
Short-Term Investments                                                      5.7%

                   *Other Assets in Excess of Liabilities 1.0%

[CHART]

                           ARISTATA QUALITY BOND FUND
                    QUALITY PROFILE (3) as of April 30, 2004

Aaa                                                                       38.5%
Aa                                                                        13.5%
A                                                                         44.2%
Baa                                                                        3.8%

COMPARISON  OF CHANGE IN VALUE OF $10,000  INVESTMENT  IN THE  ARISTATA  QUALITY
BONDFUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, THE LEHMAN BROTHERSINTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND THE LIPPER CORPORATE DEBT FUNDS ARATED INDEX.

                                               Lehman Brothers
                    Aristata Quality              Gov't/Credit        Lehman Brothers Intermediate
                           Bond Fund               Bond Index*              Gov't/Credit Bond Index           Lipper Corp. "A" Rated
                           ---------               -----------              -----------------------           ----------------------
3/2/98                      10000                    10000                         10000                              10000
                            10030                    10031                         10032                              10037.4
                            10069                    10081                         10082                              10083.5
                            10158                    10189                         10156                              10192.7
                            10218                    10293                         10221                              10283.2
                            10251                    10301                         10256                               10285
                            10400                    10502                         10418                              10376.7
                            10636                    10802                         10679                              10608.5
                            10585                    10726                         10669                              10474.5
                            10602                    10790                         10667                              10588.3
                            10641                    10816                         10710                              10622.7
                            10687                    10893                         10769                              10712.7
                            10537                    10633                         10610                              10475.1
                            10599                    10687                         10690                              10543.8
4/30/99                     10622                    10713                         10723                              10578.4
                            10542                    10603                         10641                              10458.2
                            10519                    10570                         10648                              10407.2
                            10508                    10541                         10639                              10360.6
                            10495                    10532                         10647                              10332.1
                            10603                    10627                         10746                              10430.7
                            10613                    10655                         10774                              10446.6
                            10611                    10648                         10787                              10453.8
                            10569                    10583                         10751                              10406.2
                            10507                    10580                         10712                              10383.7
                            10597                    10712                         10799                              10493.6
                            10702                    10867                         10912                              10636


4/30/00                     10652                    10813                         10887                              10549.2
                            10663                    10804                         10904                              10508.5
                            10862                    11024                         11096                              10742.7
                            10916                    11141                         11180                              10833.8
                            11044                    11298                         11312                              10977.8
                            11139                    11341                         11415                              11038.6
                            11149                    11412                         11468                              11085
                            11303                    11607                         11624                              11248.8
                            11483                    11836                         11838                              11479.1
                            11647                    12035                         12032                              11692.7
                            11779                    12159                         12146                              11798.3
                            11863                    12215                         12239                              11840.1
4/30/01                     11859                    12123                         12208                              11773.1
                            11916                    12194                         12276                              11850.6
                            11951                    12252                         12321                              11898.5
                            12142                    12557                         12578                              12168.6
                            12241                    12718                         12703                              12305.9
                            12410                    12835                         12889                              12353.8
                            12556                    13161                         13103                              12620.1
                            12481                    12945                         12972                              12467
                            12425                    12843                         12901                              12373.3
                            12481                    12936                         12968                              12459.9
                            12538                    13046                         13070                              12552.6
                            12366                    12782                         12871                              12352
4/30/02                     12552                    13030                         13084                              12571.3
                            12664                    13151                         13216                              12667
                            12808                    13263                         13330                              12721.5
                            12973                    13422                         13487                              12797.6
                            13113                    13722                         13688                              13032.2
                            13299                    14017                         13933                              13234.1
                            13287                    13883                         13879                              13101.2
                            13210                    13890                         13865                              13147.7
                            13466                    14258                         14167                              13433.6
                            13451                    14258                         14165                              13462.3
                            13625                    14512                         14365                              13658.5
                            13587                    14493                         14380                              13648.5
4/30/03                     13673                    14648                         14489                              13801.1
                            13921                    15064                         14780                              14089
                            13883                    15004                         14770                              14057
                            13378                    14375                         14368                              13575
                            13427                    14470                         14402                              13665
                            13794                    14928                         14767                              14039
                            13635                    14739                         14628                              13922
                            13638                    14779                         14649                              13970
                            13743                    14925                         14776                              14108
                            13832                    15061                         14874                              14226
                            13976                    15245                         15025                              14362
                            14093                    15385                         15142                              14472
4/30/04                     13643                    14912                         14784                              14117

                                                             Performance
                                                        as of April 30, 2004

Average Annual Total Return (1)                                1 Year          3 Year         5 Year        Since Inception (3/2/98)
-------------------------------                                ------          ------         ------        ------------------------
Aristata Quality Bond Fund (0.21)%                              4.78%           5.13%          5.17%
Lehman Bros. Gov't/Credit Bond Index                            1.81%           7.15%          6.84%                  6.69%
Lehman Bros. Intermediate Gov't/Credit Bond Index               2.03%           6.59%          6.63%                  6.54%
Lipper Corporate Debt Funds A Rated Index                       2.29%           6.24%          5.94%                  5.75%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll-free 1-800-644-8595.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Aristata Quality Bond Fund and Aristata Colorado
  Quality Tax-Exempt Fund (con't.)


Portfolio Update

Aristata Colorado Quality Tax-Exempt Fund

The Aristata Colorado Quality Tax-Exempt portfolio continues to emphasize high quality municipal issues with 81.1% of the holdings AAA rated. The Fund continues to evaluate new issues as they come to market. Several Colorado municipals have been issued, some of which have included financing for the state's highway and road improvements. The Fund maintains a broad mix of diversified sector holdings.

The Fund's average maturity on April 30 was 9.4 years. Our fixed income strategy remains focused on providing tax-exempt income to our shareholders while maintaining a balanced portfolio of investment-grade securities.

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                      SECTOR PROFILE as of April 30, 2004*

Prerefunded Bonds                                                           7.5%
General Obligation Bonds                                                   26.7%
Revenue Bonds                                                              61.0%

                   *Other Assets in Excess of Liabilities 4.8%

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                    QUALITY PROFILE (3) as of April 30, 2004

Aaa                                                                       81.1%
Aa                                                                        15.1%
A                                                                          3.8%

COMPARISON   OF  CHANGE  IN  VALUE  OF  $10,000   INVESTMENT   IN  THE  ARISTATA
COLORADOQUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, THELEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE LIPPER COLORADO MUNICIPAL FUNDAVERAGE.

[CHART]

               Aristata Colorado Quality         Lehman Brothers                  Lipper Municipal         Lipper Colorado Municipal
                         Tax-Exempt Fund    Municipal Bond Index     Intermediate Bond Fund Index*                     Fund Average
                         ---------------    --------------------     -----------------------------                     ------------
3/2/98                     10000                      10000                        10000                              10000
                           10061                      10009                        10007                              10004
                           10022                      9976                         9960                               9942
                           10154                      10121                        10094                              10098
                           10176                      10161                        10128                              10132
                           10200                      10186                        10151                              10153
                           10330                      10344                        10298                              10303
                           10423                      10473                        10409                              10426
                           10446                      10473                        10413                              10401
                           10455                      10510                        10435                              10441
                           10494                      10536                        10469                              10458
                           10605                      10662                        10586                              10565
                           10563                      10615                        10530                              10503
                           10551                      10630                        10527                              10502


4/30/99                    10564                      10656                        10556                              10527
                           10517                      10594                        10493                              10456
                           10410                      10442                        10350                              10281
                           10464                      10480                        10399                              10301
                           10440                      10396                        10352                              10181
                           10460                      10400                        10357                              10148
                           10415                      10288                        10284                              10008
                           10478                      10397                        10372                              10087
                           10446                      10319                        10325                              9990
                           10418                      10274                        10279                              9906
                           10506                      10394                        10358                              10039
                           10620                      10621                        10507                              10251
4/30/00                    10582                      10559                        10462                              10190
                           10546                      10504                        10419                              10118
                           10752                      10782                        10634                              10374
                           10839                      10932                        10755                              10512
                           10940                      11100                        10888                              10665
                           10916                      11042                        10856                              10607
                           10993                      11163                        10947                              10717
                           11049                      11248                        10999                              10788
                           11224                      11525                        11220                              11071
                           11349                      11640                        11350                              11129
                           11381                      11677                        11386                              11181
                           11438                      11782                        11474                              11266
4/30/01                    11374                      11655                        11370                              11122
                           11479                      11781                        11487                              11247
                           11549                      11859                        11558                              11343
                           11641                      12035                        11698                              11525
                           11786                      12234                        11875                              11737
                           11794                      12192                        11858                              11672
                           11887                      12337                        11972                              11789
                           11810                      12233                        11848                              11690
                           11728                      12117                        11758                              11592
                           11893                      12327                        11929                              11751
                           12010                      12476                        12063                              11882
                           11820                      12231                        11844                              11662
4/30/02                    12013                      12470                        12074                              11863
                           12097                      12546                        12139                              11931
                           12214                      12679                        12263                              12049
                           12334                      12842                        12405                              12202
                           12432                      12996                        12519                              12324
                           12625                      13281                        12737                              12584
                           12488                      13061                        12544                              12341
                           12439                      13006                        12493                              12287
                           12670                      13280                        12740                              12552
                           12644                      13247                        12694                              12492
                           12810                      13433                        12870                              12668
                           12804                      13441                        12866                              12668


4/30/03                    12877                      13529                        12948                              12778
                           13144                      13846                        13211                              13047
                           13062                      13786                        13150                              12960
                           12645                      13304                        12752                              12501
                           12708                      13404                        12847                              12607
                           13044                      13798                        13176                              12953
                           12951                      13729                        13112                              12896
                           13024                      13872                        13218                              13029
                           13101                      13987                        13296                              13131
                           13151                      14066                        13346                              13191
                           13308                      14279                        13533                              13405
                           13236                      14229                        13450                              13325
4/30/04                    12964                      13892                        13169                              13016

                                                             Performance
                                                        as of April 30, 2004

Average Annual Total Return (1)                             1 Year             3 Year         5 Year        Since Inception (3/2/98)
-------------------------------                             ------             ------         ------        ------------------------
Aristata Colorado Quality Tax-Exempt Fund                    0.68%              4.45%          4.18%                   4.30%
Lehman Brothers Municipal Bond Index                         2.68%              6.03%          5.45%                   5.47%
Lipper Municipal Intermediate Bond Fund Index                1.71%              5.02%          4.52%                   4.57%
Lipper Colorado Municipal Fund Average                       1.86%              5.38%          4.34%                   4.37%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll-free 1-800-644-8595.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Notes to Fund Review

(1) Total return is the change in the value of an investment in the Fund after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. The inception date of each Fund is March 2, 1998.

(2) The fifteen largest holdings are presented to illustrate examples of the equity securities that the Fund holds at 4/30/04, and may not be representative of the Fund's current or future investments.

(3) Quality profile based on each security's rating from Moody's. For those ratings not available from Moody's, S&P ratings were used.

The views expressed in this Adviser Update reflect the adviser's view only through 4/30/04. The Adviser's views are subject to change at any time based on market and other conditions.

[TO BE UPDATED BY AMENDMENT. IT IS ANTICIPATED THAT THE SEPTEMBER 28, 2004 PROSPECTUS, NOT YET CURRENTLY EFFECTIVE, WILL BE USED IN THE ACTUAL MAILING TO SHAREHOLDERS]

[GRAPHIC]
[WESTCORE FUNDS      Equity and Bond Funds Prospectus]



                                     September 28, 2004







                                     Westcore Equity Funds
The Securities and Exchange          Westcore MIDCO Growth Fund
Commission has not approved          Westcore Growth Fund
or disapproved the Funds'            Westcore Select Fund
shares or determined if this         Westcore International Frontier Fund
prospectus is accurate or            Westcore Blue Chip Fund
complete. It is a criminal           Westcore Mid-Cap Value Fund
offense to state otherwise.          Westcore Small-Cap Opportunity Fund
                                     Westcore Small-Cap Value Fund

                                     Westcore Bond Funds
                                     Westcore Flexible Income Fund
                                     Westcore Plus Bond Fund
                                     Westcore Colorado Tax-Exempt Fund


Westcore Funds are managed by Denver Investment Advisors LLC.

                          [TO BE UPDATED BY AMENDMENT]

                                Table of Contents
                                                                           PAGES
Risk/Return Summary.........................................................
     Westcore Equity Funds..................................................
     Westcore Bond Funds....................................................
     Bar Charts and Performance Tables......................................
     Fees and Expenses of the Funds.........................................
Types of Investment Risk....................................................
How to Invest and Obtain Information........................................
     How to Contact Westcore Funds..........................................
     Purchasing Shares......................................................
     Exchanging Shares......................................................
     Redeeming Shares.......................................................
     Additional Information on Telephone and Online Service.................
General Account Policies....................................................
Distributions and Taxes.....................................................
Management of the Funds.....................................................
Financial Highlights........................................................
Appendix A-Bond Rating Categories........................................... A-1

                               Risk/Return Summary

Westcore Equity Funds

     The Westcore Equity Funds are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?

Westcore Growth Funds:

     |X| Westcore MIDCO Growth Fund - long-term capital appreciation by investing primarily in medium-sized growth companies.

     |X| Westcore Growth Fund - long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.


     |X| Westcore Select Fund - long-term growth of capital through a limited number of investments in primarily medium-sized companies selected for their growth potential.


Westcore International Funds:

     |X| Westcore International Frontier Fund - long-term growth of capital primarily through investments in international, small-cap companies.

Westcore Value Funds:

     |X| Westcore Blue Chip Fund - long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.


     |X|  Westcore  Mid-Cap Value Fund (formerly  Westcore  Mid-Cap  Opportunity
          Fund) - long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.


     |X| Westcore Small-Cap Opportunity Fund - long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

     |X| Westcore Small-Cap Value Fund (formerly Westcore Micro-Cap Fund) - long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.


     Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

What are the main investment strategies of the Westcore Equity Funds?

     Westcore Growth Funds: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.


     When seeking investments for Growth Funds, the investment adviser (the "Adviser") performs intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with
innovative   products  or  services,   strong  balance  sheets,   a  sustainable
competitive advantage and/or the access to money to finance their growth. In addition, the Adviser seeks reasonable valuations through modeling such as a dividend discount model, discounted cash flow, return on capital and/or relative company/industry comparisons. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive, its stock price has achieved the Adviser's valuation target or better relative investment opportunities have been identified.


     Westcore MIDCO Growth Fund invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.


     Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be companies whose market capitalizations, at the time of purchase, are between $500 million and $12 billion. [TO BE UPDATED BY AMENDMENT] As of June 30, 2004, the median capitalization of the companies in which the Fund was invested was approximately $[ ] billion.

     Westcore Growth Fund invests primarily in the common stock of large- and medium-sized companies. The Adviser seeks to blend a portfolio of "core holdings" which are suited for multiple business cycles and "tactical holdings" which are suited for the current business cycle. The Fund considers large and medium-sized companies to be companies with market capitalizations of $500 million and above at the time of purchase. This Fund is designed to outperform the total return of the S&P 500 Index while maintaining comparable risk.

     Westcore Select Fund invests primarily in common stock of a limited number of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve. The Fund currently considers medium-sized companies to be companies whose market capitalizations, at the time of purchase, are between $500 million and $12 billion. The Adviser looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Fund normally invests in a core group of 20 to 35 common stocks. However, the Adviser also has the ability to maintain a substantial amount of the portfolio's assets invested in cash and short-term equivalents, if it believes market conditions are unfavorable for profitable investing.


     Westcore International Funds: emphasize investments in companies outside the U.S. that have the potential to grow their earnings faster than the general economy.

     The Adviser utilizes a consistent approach to seek companies outside the U.S. which it believes are well positioned within their industry for growth. It also seeks to pay reasonable prices for these businesses. To identify such companies, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for the Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. The Adviser builds the portfolio one company at a time, regardless of where the company is located. It is not constrained by regional, country or industry allocation models that might force it to invest in companies it believes are less attractive. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive.

     Westcore International Frontier Fund invests primarily in a limited number of equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase that appear to have above average revenue and earnings growth potential. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for long-term growth than smaller foreign companies or than foreign companies generally.

     The Westcore International Frontier Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. For purposes of determining the countries in which the Fund invests, the Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan,

Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund considers emerging market countries to be those countries not listed as developed countries above.

     Westcore  Value  Funds:   emphasize   investments  in  companies  that  are
undervalued and have improving business prospects due to strong company and industry dynamics.


     As the first step in identifying stocks for purchase, the Adviser uses a proprietary computer model and/or other valuation tools to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model and processes also incorporate positive earnings and stock price momentum in order to assist the Adviser in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management and its competitive sustainability in order to forecast the companies' free-cash flow. Particular attention is also paid to identifying a catalyst for unleashing the value in a stock. A Value Fund may sell a stock when it reaches an established price target, when the model indicates it is no longer undervalued, when its fundamental business prospects change or better relative investment opportunities have been identified The Adviser normally maintains sector weightings, which are comparable to each Fund's benchmark index. The following describes our Value Funds, which execute this strategy for the large-, medium- and small-company universes.

     Westcore Blue Chip Fund invests in large, well-established companies whose stocks appear to be undervalued.** For the purposes of this policy, the Fund currently considers "large, well-established" companies to be those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. [TO BE UPDATED BY AMENDMENT] As of June 30, 2004, the median capitalization of the companies in which the Fund was invested was approximately $[ ] billion.

     Westcore Mid-Cap Value Fund invests primarily in medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

     Under normal circumstances, at least 80% of the value of this Fund's net assets plus any borrowings for investment purposes is invested in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be companies with market capitalizations of $500 million to $12 billion at the time of purchase. As of June 30, 2004, the median capitalization of the companies in which the Fund was invested was approximately $[ ] billion.


     Westcore Small-Cap Opportunity Fund invests primarily in small companies with unrecognized potential whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.


     Under normal circumstances, at least 80% of the value of this Fund's net assets plus any borrowings for investment purposes is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $2 billion or less at the time of purchase. [TO BE UPDATED BY AMENDMENT] As of June 30, 2004, the median capitalization of the companies in which the Fund was invested was approximately [ ] million.


     Westcore Small-Cap Value Fund invests primarily in dividend paying small companies with unrecognized potential whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.

     Under normal circumstances, at least 80% of the value of this Fund's net assets plus any borrowings for investment purposes is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $2 billion or less at the time of purchase.

What are the principal risks of investing in the Westcore Equity Funds?

     As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (market risk). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (management risk). Therefore, you could lose money by investing in the Equity Funds.

     Westcore International Frontier Fund's exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (foreign risk). Emerging market securities are particularly subject to foreign risks. Therefore, the value of this Fund may be more volatile than equity funds investing only in domestic companies.

     The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes these techniques will benefit the Fund, however the Fund's performance could be worse if the Adviser's judgement proves incorrect.

     Westcore International Frontier, Westcore Small-Cap Opportunity and Westcore Small-Cap Value Funds are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (small company risk). Therefore, the value of these Funds may be more volatile.


     Westcore Select Fund is non-diversified. This means it may from time to time invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Fund held a greater number of issues (non-diversification risk). Therefore, the value of this Fund may be more volatile than funds that hold a greater number of issuers.


     The Westcore Equity Funds, but predominantly Westcore Growth, Westcore Select, Westcore International Frontier and Westcore Mid-Cap Value Funds have participated and may continue to participate in the initial public offering
(IPO) market. A significant portion of the Funds' returns may be attributable to their investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on its total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (liquidity risk). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO risk). The purchase of IPO shares may involve higher transaction costs.


     An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



* Shareholders will receive notice 60 days prior to any change in this policy.

** The Fund will notify shareholders 60 days prior to any change in the Fund's investment policies that will result in the Fund investing, under normal circumstances, less than 80% of the value of its total net assets in companies that are large and well established at the time of purchase.

Westcore Bond Funds

The Westcore Bond Funds are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Westcore Bond Funds?

     |X| Westcore Flexible Income Fund - long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

     |X|  Westcore Plus Bond Fund - long-term  total rate of return,  consistent
          with   preservation   of   capital,    by   investing   primarily   in
          investment-grade bonds of varying maturities.

     |X| Westcore Colorado Tax-Exempt Fund - income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

     Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

What are the main investment strategies of the Westcore Bond Funds?


     Westcore Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and high-yielding equity securities. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in income-producing securities.* The Fund may invest up to 20% of its assets in common stocks, primarily dividend paying. The Fund may own an unlimited amount of high-yield/high-risk bonds.



     Westcore Plus Bond Fund invests primarily in investment-grade debt securities - those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody's or Standard and Poor's. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of varying maturities, including preferred stocks.* The dollar-weighted average quality is expected to be "Baa" or better. A "Baa" rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. Westcore Plus Bond Fund maintains an average dollar-weighted maturity of between 4 and 10 years. The Fund may invest up to 35% of its assets in high-yield/high-risk securities, meaning equity and equity related securities any below investment-grade bonds.

     The Funds emphasize corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Adviser's research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Funds may invest in other securities, including high yielding equity securities, debt issued by REITs, mortgage-backed and asset-backed bonds and collateralized debt obligations, which may also offer higher interest yield than government bonds. The attractiveness of high yielding equity securities, REIT debt, corporate bonds, mortgage- and asset-backed bonds and collateralized debt obligations relative to government bonds is monitored to determine the target weightings for each sector. The combination of valuation and a disciplined credit research process is the basis for buy/sell decisions.


     Westcore Colorado Tax-Exempt Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt. The Fund maintains an average dollar-weighted maturity of between 7 and 10 years.

     The Adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the Adviser determines they are comparable in quality to instruments that meet the Fund's rating requirements.

     The Adviser's strategy emphasizes quality. To fully understand the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the Adviser researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The Adviser enhances the quality of the Fund by seeking to invest at least 75% of its assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer or the issue is secured by U.S. Government securities as collateral.


All Westcore Bond Funds

     If the rating on an obligation held by a Fund is reduced below the Fund's rating requirements, the Adviser will sell the obligation if and when the Adviser determines it is in the Fund's best interest to do so.

What are the principal risks of investing in the Westcore Bond Funds?

     Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Bond Funds.

     A principal risk of investing in bond funds is that the value of these securities will fall if interest rates rise (interest rate risk). Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's net asset value (NAV) will likewise decrease. Another principal risk associated with bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

     A general decline in interest rates may result in prepayments of certain obligations the Funds will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund's share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.


     Each of the bond funds are also subject to the additional risk that particular types of securities held by the Fund will underperform other securities and may decline in value (management risk).

     Westcore Flexible Income and Plus Bond Funds are subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as "junk" bonds). These are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's or are unrated and determined to be of comparable quality by the Adviser, and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that a Fund would like, making these Funds subject to greater levels of liquidity risk than funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. High-yield bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices which can result in a corresponding high volatility in the value of these Funds' NAV.

     Westcore Flexible Income and Plus Bond Funds' exposure to equity and equity-related securities can regularly affect the net asset value (NAV) and total return of these Funds due to fluctuations in the overall movements in the stock market (market risk).





     Westcore Colorado Tax-Exempt Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado (state specific risk). Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. Also, the Fund's performance may be dependent upon fewer securities than is the case with a less concentrated portfolio, such as a national tax-exempt fund. The Westcore Colorado Tax-Exempt Fund is not diversified.

     An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



* Shareholders will receive notice 60 days prior to any change in this policy.

Bar Charts and Performance Tables

     The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for one, five and ten years compare with those of a widely recognized, unmanaged index of common stock or bond prices, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.


     No performance is shown for the Westcore Small-Cap Value Fund, since it has been in operation for less than one full calendar year.


     Best Quarter and Worst Quarter figures apply only to the period covered by the chart.

Information on After-Tax Returns

     Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund's shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

     Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund's shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption
(sale) of the shares at the end of the performance period.

     Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund's shares and taxes applicable when the shares are redeemed (sold).


     Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35.0% for ordinary income dividends and 15% for capital gains distributions) and do not reflect state and local taxes.

Westcore MIDCO Growth Fund
Calendar Year Total Returns as of 12/31 (%)


[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (1.01)       27.42       16.99       14.89       10.40       59.31      (17.51)     (10.45)    (17.94)      41.19
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------





                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                       Since
                                                                                                     Inception
Westcore MIDCO Growth Fund                        1 Year          5 Years        10 Years        (August 1, 1986)
--------------------------                        ------          -------        --------        ----------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Russell Midcap Growth Index


The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. incorporated companies based on total market capitalization. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

Westcore Growth Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (8.39)       22.45       23.25       27.25       6.63        46.16       3.75       (13.49)    (23.12)      30.07
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was       .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                 Since
                                                                                               Inception
Westcore Growth Fund                              1 Year        5 Years        10 Years     (June 1, 1988)
--------------------                              ------        -------        --------     --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
S&P 500 Index
Russell 1000 Growth Index

The S&P 500 Index is the Fund's benchmark index. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

Russell 1000 Growth Index is an unmanaged index that measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable US equity market The Russell 1000 Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.


This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Westcore Select Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------
   2000        2001        2002        2003
----------  ----------  ----------  ----------
  15.27        (0.33)     (23.38)      19.87
----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                                                    Inception
Westcore Select Fund                                1 Year       (Oct. 1, 1999)
--------------------                                ------       --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Russell Midcap Growth Index
S&P 500 Index

Westcore Select Fund's benchmark index was changed from the S&P 500 Index to the Russell Midcap Growth Index for performance comparison purposes because the Adviser believes that the Russell Midcap Growth Index more appropriately matches the investment style of the Fund.

The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. incorporated companies based on total market capitalization. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.


The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Westcore International Frontier Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------
   2000        2001        2002        2003
----------  ----------  ----------  ----------
  (2.43)      (20.92)     (18.42)     58.11
----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                                                    Inception
Westcore International Frontier Fund                1 Year       (Dec. 15, 1999)
------------------------------------                ------       ---------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
MSCI EAFE(R) Small-Cap Index



The MSCI EAFE(R) Small-Cap Index is unmanaged and is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion. The Index figures do not reflect any fees, expenses or taxes, except for withholding taxes assuming the highest rates. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Westcore Blue Chip Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  0.36         36.43       21.24       30.92      17.88         4.98      0.56        (2.96)     (21.12)      26.68
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]

Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:                      %

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                               Since
                                                                                             Inception
Westcore Blue Chip Fund                         1 Year         5 Years       10 Years     (June 1, 1988)
-----------------------                         ------         -------       --------     --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
S&P 500 Index


The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

Westcore Mid-Cap Value Fund
Calendar Year Total Returns as of 12/31 (%)


[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------
   1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------
   18.20      16.29        7.05      (19.15)      38.51
----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                        Since
                                                                                                      Inception
Westcore Mid-Cap Value Fund                                         1 Year           5 Years       (Oct. 1, 1998)
---------------------------                                         ------           -------       --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Russell Midcap Value Index
Russell Midcap Index

Westcore Mid-Cap Value Fund's benchmark index was changed from the Russell Mid-Cap Index to the Russell Midcap Value Index for performance comparison purposes because the Adviser believes that the Russell Midcap Value Index more appropriately matches the investment style of the Fund.

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The Russell Midcap Value Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. incorporated companies based on total market capitalization. The Russell Midcap Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Westcore Small-Cap Opportunity Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   0.33        29.48       25.58       27.78      (5.73)     (7.82)       19.99       9.99        (16.05)      40.31
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003 The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                      Since
                                                                                                    Inception
Westcore Small-Cap Opportunity Fund                    1 Year         5 Years       10 Years     (Dec. 28, 1993)
-----------------------------------                    ------         -------       --------     ---------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Russell 2000 Index


The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

Westcore Flexible Income Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (7.13)       26.69       0.74        13.95       10.21       (7.89)     10.70        6.19       (0.04)      27.95
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]



Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003 The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                 Since
                                                                                               Inception
Westcore Flexible Income Fund                          1 Year      5 Years    10 Years      (June 1, 1988)
-----------------------------                          ------      -------    --------      --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Lehman Brothers U.S. Corporate High Yield Ba Index
Lehman Brothers Aggregate Bond Index

Westcore Flexible Income Fund's benchmark index was changed from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers U.S. Corporate High Yield Ba Index for performance comparison purposes because the Adviser believes that the Lehman Brothers U.S. Corporate High Yield Ba Index more appropriately matches the investment style of the Fund.

The Lehman Brothers U.S. Corporate High Yield Ba Index is an unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor's Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. The Lehman Brothers U.S. Corporate High Yield Ba Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


30-Day Yield as of May 31, 2004:


Current  Yield   Information:   For  current  yield   information   please  call
1-800-392-CORE (2673).

Westcore Plus Bond Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (3.38)       15.01       3.79        8.25        6.47        0.43        10.34       6.78       7.18        11.61
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]


Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003 The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                                  Since
                                                       1             5             10           Inception
Westcore Plus Bond Fund                              Year          Years          Years      (June 1, 1988)
-----------------------                              ----          -----          -----      --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Lehman Brothers Aggregate Bond Index


The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


30-Day Yield as of May 31, 2004:


Current  Yield   Information:   For  current  yield   information   please  call
1-800-392-CORE (2673).

Westcore Colorado Tax-Exempt Fund
Calendar Year Total Returns as of 12/31 (%)

[GRAPHIC OMITTED -- BAR CHART]

----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999        2000        2001        2002        2003
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (3.24)       13.03        4.29        7.35       5.59       (2.22)       9.02        4.37       7.95        4.49
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                          [TO BE UPDATED BY AMENDMENT]



Year-to-date return for the period ended June 30, 2004 was     .

Best Quarter:                            Worst Quarter:

The Fund's Average Annual Total Returns for the Periods Ended December 31, 2003

The table shows the Fund's average annual total returns for the periods ended December 31, 2003, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                   Since
                                                                                                 Inception
Westcore Colorado Tax-Exempt Fund                   1 Year         5 Years      10 Years      (June 1, 1991)
---------------------------------                   ------         -------      --------      --------------
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
 and Sale of Fund Shares
Lehman Brothers
10-Year Municipal Bond Index


The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard and Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. The Lehman Brothers 10-Year Municipal Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


                                                                                        30-Day Tax-
                                                         30-Day Yield as            Equivalent Yield as
                                                         of May 31, 2004             of May 31, 2004*
                                                         ---------------             ----------------
     30-Day Yields as of May 31, 2004:


Current  Yield   Information:   For  current  yield   information   please  call
1-800-392-CORE (2673).


* Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate).

Fees and Expenses of the Funds

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                                Equity Growth Funds                International
                                                        --------------------------------------      Equity Funds
                                                        Westcore                                      Westcore
                                                          MIDCO        Westcore       Westcore      International
                                                         Growth         Growth         Select         Frontier
                                                          Fund           Fund           Fund            Fund
                                                          ----           ----           ----            ----
Shareholder Fees
  (fees paid directly from
  your investment)
Redemption fee(2) (as a
  percentage of amount redeemed
  or exchanged if shares are held
  less than 3 months)                                       2.00%          2.00%          2.00%           2.00%
Annual Account Maintenance Fee
  (for accounts under $1,000 as
  further described on page 52)                            $12.00         $12.00         $12.00           $12.00
Annual Fund Operating
  Expenses (expenses that are
  deducted from Fund assets)
Management Fees(1)                                          0.65%          0.65%          0.65%           1.20%
Distribution (12b-1) Fees                                   None           None           None            None
Other Expenses(1)
Total Annual Fund
Operating Expenses
Fee Waiver and
Expense Reimbursement(1)
Net Annual Fund
Operating Expenses(1)                                       1.15%          1.15%          1.15%           1.50%

The expense information in the table has been restated to reflect current fees.

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the MIDCO Growth, Growth, Select and International Frontier Funds from October 1, 2004 until at least September 30, 2005, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.15%, 1.15% and 1.50% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio. .

(2)  Effective on purchases made on or after December 1, 2001.

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                                                       Equity Value Funds
                                                 -------------------------------------------------------------
                                                 Westcore          Westcore         Westcore         Westcore
                                                   Blue             Mid-Cap         Small-Cap        Small-Cap
                                                   Chip              Value         Opportunity         Value
                                                   Fund              Fund             Fund             Fund
                                                   ----              ----             ----             ----
Shareholder Fees
  (fees paid directly from
  your investment)
Redemption fee(2) (as a
  percentage of amount redeemed
  or exchanged if shares are held
  less than 3 months)                                2.00%             2.00%            2.00%            2.00%
Annual Account Maintenance Fee
  (for accounts under $1,000 as
  further described on page 52)                     $12.00            $12.00           $12.00           $12.00
Annual Fund Operating
  Expenses (expenses that are
  deducted from Fund assets)
Management Fees(1)                                   0.65%             0.75%            1.00%            1.00%
Distribution (12b-1) Fees                            None              None             None             None
Other Expenses(1)
Total Annual Fund
Operating Expenses
Fee Waiver and
  Expense Reimbursement(1)
Net Annual Fund
Operating Expenses(1)                                1.15%             1.25%            1.30%            1.30%


The expense information in the table has been restated to reflect current fees.

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Blue Chip, Mid-Cap Value, Small-Cap Opportunity, and Small-Cap Value Funds from October 1, 2004 until at least September 30, 2005, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.25%, 1.30%, and 1.30%, for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

(2)  Effective on purchases made on or after December 1, 2001.



                                                                               Bond Funds
                                                          -----------------------------------------------------
                                                          Westcore              Westcore              Westcore
                                                          Flexible                Plus                Colorado
                                                           Income                 Bond               Tax-Exempt
                                                            Fund                  Fund                  Fund
                                                            ----                  ----                  ----
Shareholder Fees
  (fees paid directly from
  your investment)
Redemption fee(2) (as a
  percentage of amount redeemed
  or exchanged if shares are held
  less than 3 months)                                         2.00%                 2.00%               2.00%
Annual Account Maintenance Fee
  (for accounts under $1,000 as
  further described on page 52)                              $12.00                $12.00               $12.00
Annual Fund Operating
  Expenses (expenses that are
  deducted from Fund assets)
Management Fees(1)                                            0.45%                 0.45%               0.50%
Distribution (12b-1) Fees                                     None                  None                None
Other Expenses(1)
Total Annual Fund
Operating Expenses
Fee Waiver and
  Expense Reimbursement(1)
Net Annual Fund
Operating Expenses(1)                                         0.85%                 0.55%               0.65%



The expense information in the table has been restated to reflect current fees.

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Flexible Income, Plus Bond and Colorado Tax-Exempt Funds from October 1, 2004 until at least September 30, 2005, so that Net Annual Fund Operating Expenses will be no more than 0.85%, 0.55% and 0.65% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

(2)  Effective on purchases made on or after December 1, 2001.

Example

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Gross Annual Operating Expenses for all years set forth in the table on pages 23 and 24 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  International
                                  Equity Growth Funds             Equity Funds
                       ---------------------------------------   ---------------
                       Westcore                                     Westcore
                         MIDCO         Westcore       Westcore    International
                        Growth         Growth         Select        Frontier
                         Fund           Fund           Fund           Fund
                         ----           ----           ----           ----
One Year
Three Years
Five Years
Ten Years


                                         Equity Value Funds
                      ---------------------------------------------------------
                      Westcore        Westcore       Westcore       Westcore
                        Blue           Mid-Cap       Small-Cap      Small-Cap
                        Chip            Value       Opportunity       Value
                        Fund            Fund           Fund           Fund
One Year
Three Years
Five Years
Ten Years


                                                  Bond Funds
                                 -------------------------------------------
                                 Westcore          Westcore         Westcore
                                 Flexible            Plus           Colorado
                                  Income             Bond          Tax-Exempt
                                   Fund              Fund             Fund
One Year
Three Years
Five Years
Ten Years

                            Types of Investment Risk

     The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back cover of this prospectus.

General Risks of Investing in Each of the Funds

Credit Risk - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds
     The risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

     Ratings published by rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds
     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

     Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Duration is an approximate measure of the sensitivity of bond and bond fund prices to changes in interest rates. Unlike maturity, which refers only to the time until final payment, duration refers to the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund. Zero coupon securities, including stripped securities in which the Bond Funds (other than the Colorado Tax-Exempt Fund) may invest are subject to greater interest-rate risk than many of the more typical fixed-income securities.

     A bond fund's average dollar-weighted maturity and duration are measures of how the fund will react to interest-rate changes. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a fund, with each maturity "weighted" according to the percentage of net assets it represents.

Liquidity Risk - All Funds
     Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund (other than the Colorado Tax-Exempt Fund) may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investment in public equity" or "PIPES"). PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.


     There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of

1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.


Management Risk - All Funds
     A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

Market Risk - All Funds
     The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

     Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.


Market Timing Risk - All Funds
     Frequent purchases and redemptions of fund shares by fund shareholders ("Market Timing") may present certain risks for other shareholders of the fund. These risks may include, among other things, dilution in the value of fund shares held by long-term shareholders, interference with the efficient management of the fund's portfolio, and increased brokerage and administrative costs. With respect to funds investing in securities that are primarily listed on foreign exchanges, primarily the Westcore International Frontier Fund, the impact of events that occur after the publication of market quotations used by a fund to price its securities but before the close of regular trading on the New York Stock Exchange may present risks of "time-zone arbitrage". This is where a shareholder would seek to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of fund shares held by long-term shareholders. All of these risks may hurt the long-term performance of the funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. These risks may be magnified for funds that are smaller in asset size. The Funds have implemented certain policies and procedures described on page __, which have been adopted by the Board of Trustees, that are designed to discourage market timing activity in the Funds. You should understand that none of these tools alone nor all of them taken together eliminate the possibility that market timing activity will occur, especially with respect to accounts trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the funds shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions in the Funds.

Other Types of Investments - All Funds
     This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

Portfolio Turnover Risks - All Equity Funds

     The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

     The Westcore Select Fund had a portfolio turnover rate over 100% in the year ended May 31, 2003. The Adviser believes that the Westcore Select Fund may have a lower portfolio turnover rate during the current fiscal year.

Temporary Defensive Positions - All Funds
     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions. The Westcore International Frontier Fund may invest in fewer than three countries as a temporary defensive position.

Additional Risks That Apply to Particular Investments

Asset-Backed Securities - Bond Funds, Other Than Colorado Tax-Exempt Fund
     These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase, and the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding, asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than conventional debt instruments, and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Funds' experiencing difficulty in valuing or liquidating such securities.


Cash Position - All Funds, Other Than Colorado Tax-Exempt Fund
     When a Fund's Adviser believes that market conditions are unfavorable for profitable investing, including situations where it is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks or bonds that constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. However, the Adviser may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.


Collateralized  Debt Obligations -- Bond Funds,  Other Than Colorado  Tax-Exempt
Fund
     These Funds may invest in collateralized debt obligations ("CDOs"), which includes Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or high yield public or private fixed income securities, preferred stocks or loans made to public or private corporations. The pool of securities serves as collateral and the income source for the CDO, which is typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool.



Convertible Securities - All Funds, Other Than Colorado Tax-Exempt Fund
     These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

     The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

Derivative  Risk  -  All  Funds,  Other  Than  Colorado   Tax-Exempt  Fund,  but
predominantly International Frontier and Flexible Income Funds

     The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments that may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from a speculative position in a derivative may be substantially greater than the derivative's original cost.

Extension Risks - Bond Funds
     This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Currency Exchange Transactions - All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier and Flexible Income Funds
     These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

     Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions under which the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Foreign Securities Strategies and Risks - All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier Fund

     Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

     |X|  less government regulation
     |X|  less public information
     |X|  less economic, political and social stability
     |X|  less security registration requirements
     |X|  less security settlement procedures and regulations
     |X| an adverse change in diplomatic relations between the U.S. and another country
     |X|  the imposition of withholding taxes on dividend income
     |X|  the seizure or nationalization of foreign holdings
     |X|  the establishment of exchange controls
     |X|  freezes on the convertibility of currency
     |X| the adoption of other governmental restrictions adversely affecting investments in foreign securities

     Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.

     Investments   in  foreign   securities   also  involve  higher  costs  than
investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

     Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The

International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.


     Investments in foreign securities may be in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the domestic Equity , Flexible Income and Plus Bond Funds'assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.


Initial Public Offerings - All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly all Equity Funds
     Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Mortgage-Related Securities - Flexible Income and Plus Bond Funds
     The Westcore Flexible Income and Plus Bond Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.


     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


     Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by the Fund's need to reinvest prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private companies, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special-purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Further, an issuer of an obligation may exercise its right to pay principal on the obligation later than expected. This is more likely to happen when interest rates rise. These events may lengthen the duration and reduce the value of these obligations. Duration is defined above under "Interest Rate Risk." In addition, like other debt securities, the values of mortgage-related securities, including government-related mortgage pools, generally will fluctuate in response to market interest rates.

Other Investment Companies - All Funds
--------------------------------------
     All Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities which determine their net asset value per share on the amortized cost or penny-rounding method (i.e. money market funds).

     In addition, all funds except Westcore Colorado Tax-Exempt Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs").

     ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     A pro rata portion of other investment companies' expenses will be borne by the Fund's shareholders. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Prepayment Risk - Bond Funds
     This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

REITs - All Funds, Other Than Colorado Tax-Exempt Fund
     The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

     REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

Securities Lending - All Funds, Other Than Colorado Tax-Exempt Fund
     These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).


Small-Cap  Stock  Risk  -International   Frontier,   Small-Cap  Opportunity  and
Small-Cap Value Funds

     Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Tax-Exempt Obligations - Colorado Tax-Exempt Fund
     Tax-exempt obligations in which the Westcore Colorado Tax-Exempt Fund invests include: (i) "general obligation" securities that are secured by the issuer's full faith, credit and taxing power; (ii) revenue securities that are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) "moral obligation" securities that are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) that are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

     The Fund concentrates its investments in Colorado obligations. If Colorado or any of its political subdivisions were to suffer serious financial difficulties that might jeopardize the ability to pay its obligations, the value of the Fund could be adversely affected.

Tax Risk - Colorado Tax-Exempt Fund
     This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.


Trust Preferred Securities -- All Funds, except Westcore Colorado Tax-Exempt Fund, but predominantly Westcore Flexible Income and Plus Bond Funds
     Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.

     Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. If payments on the underlying subordinated debentures are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the fund receives any cash distributions), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.

     Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the Securities Act. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the fund, to sell their holdings.



U.S. Government Obligations - All Funds
     The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

Westcore Funds Risk Spectrum

     The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.

FUNDS                                  CONSERVATIVE          MODERATE          AGGRESSIVE
- -----------------------------------------------------------------------------------------
Westcore Select Fund
                                                                          ----------
Westcore International Frontier Fund
                                                                       ----------
Westcore Small-Cap Opportunity Fund
                                                                    ----------
Westcore MIDCO Growth Fund
                                                                  ----------
Westcore Mid-Cap Opportunity Fund
                                                                ----------
Westcore Growth Fund
                                                              ----------
Westcore Blue Chip Fund
                                                           ----------
Westcore Flexible Income Fund
                                                           ----------
Westcore Plus Bond Fund
                                                  ----------
Westcore Colorado Tax-Exempt Fund
                                             ----------


FUNDS                                  CONSERVATIVE          MODERATE          AGGRESSIVE
- -----------------------------------------------------------------------------------------
Westcore Select Fund
                                                                          ----------
Westcore International Frontier Fund
                                                                         ----------
Westcore Small-Cap Opportunity Fund
                                                                       ----------
Westcore Small-Cap Value Fund
                                                                     ----------
Westcore MIDCO Growth Fund
                                                                     ----------
Westcore Mid-Cap Opportunity Fund
                                                                ----------
Westcore Growth Fund
                                                              ----------
Westcore Blue Chip Fund
                                                        ----------
Westcore Flexible Income Fund
                                                        ----------
Westcore Plus Bond Fund
                                                  ----------
Westcore Colorado Tax-Exempt Fund
                                             ----------

How to Contact Westcore Funds

Online
                                        www.westcore.com:
                                        Westcore Trans@ction Center
                                        24 hours a day, seven days a week
                                        |X|      Access account information
                                        |X|      Perform transactions
                                        |X|      Order duplicate statements and
                                                 tax forms
                                        |X|      Change your address or
                                                 distribution options
By Telephone
                                        1-800-392-CORE (2673):
                                        Westcore Investor Services
                                        Weekdays: 7 a.m. to 6 p.m. mountain time
                                        Westcore Automated Service Line
                                        24 hours a day, seven days a week
                                        |X|      Access account information
                                        |X|      Perform transactions
                                        |X|      Order duplicate statements,
                                                 tax forms or additional
                                                 checkbooks for the BlackRock
                                                 Money Market Portfolio


By Regular Mail
                                        Westcore Funds
                                        P.O. Box 44323
                                        Denver, CO 80201



By Express, Certified or Registered Mail
                                        Westcore Funds
                                        1625 Broadway, Suite 2200
                                        Denver, CO  80202

In Person
                                        Westcore Funds
                                        1625 Broadway, Suite 2200
                                        Denver, CO  80202

How to Purchase, Exchange and Redeem

     This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

Purchasing Shares
     You may purchase additional shares through any of the options below or in person at the location listed on page 41. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

By Mail
     Opening a New Account
     Read this prospectus. Send a completed application with your check and mail to the appropriate address.

     Adding to Your Existing Account
     Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following instructions on page 51 and mail to the appropriate address.

By Telephone*
     If you are an existing shareholder, you may purchase additional shares by telephone.

     Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*

     If you are an existing shareholder, you may purchase additional shares online.

     Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

By Automatic Investment Plan

     Complete the Automatic Investment Plan Section on your application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

     The minimum automatic investment must be the equivalent of at least $100 per month.

     To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire


     You may purchase Westcore shares by wire transfer from your bank account to your Westcore account.


     To place a purchase by wire, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

     Wire to:                           State Street Bank
                                        ABA #011000028
                                        DDA #00036848
                                        ATTN: Custody and Shareholder Services
                                        Fund Name
                                        Your Account Number

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 49.

Important notes on purchasing shares:

|X| When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instructions as to the Fund, account number and amount.

|X| Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

|X| Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the bank account and fund account registration will not be accepted for purchases.

|X| If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover, a current, or prior-year contribution.

|X| After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

|X| If a check does not clear your bank, Westcore reserves the right to cancel the purchase.

|X| If Westcore is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.

|X|  Westcore reserves the right to reject any order.

|X| If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

Investment Minimums*                                                      Amount
--------------------                                                      ------
To open a new regular account                                        $     2,500
To open a new retirement, education** or UGMA/UTMA account           $     1,000
To open an Automatic Investment Plan account                         $     1,000
Automatic Investments                                              Equivalent to
                                                                  $100 per month
To add to any type of account                                        $       100

* Westcore Funds reserves the right to waive or vary any investment minimums. Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.

**   A  description  of the  retirement  and  education  accounts  available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address
     where  you  can  obtain  a  free  copy  of  the   Statement  of  Additional
     Information.

Exchanging Shares

     You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio** through any of the options below. You may also place an exchange in person at the location listed on page
41. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

** BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.


By Mail
     Send a written request following instructions on page 51 and mail to the appropriate address.

By Telephone*
     Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*
     Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

Automatically
     Call 1-800-392-CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis ("Systematic Exchange Agreement").

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 49.

Important notes on exchanging shares:

|X|  Exchanges must meet the minimum investment  requirements  described on page
     44.

|X| Exchanges between accounts will be accepted only if registrations are identical.

|X| Please be sure to read the prospectus for the Fund into which you are exchanging.

|X| An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

|X| If you exchange shares within 3 months or less from their date of purchase, you may be subject to the redemption fee as described on page 48.

Redeeming Shares

You may redeem your Westcore shares by any of the options below or in person at the location listed on page 41.

By Mail
     Send a written request following instructions on page 51 and mail to the appropriate address.

By Telephone*
     If you are an existing shareholder, you may redeem your shares by telephone.

     Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*
     If you are an existing shareholder, you may redeem your shares online.

     Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

By Systematic Withdrawal Plan
     You may redeem shares automatically (in any multiple of $50) monthly, quarterly or annually.



     To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire


     You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

     You must have established bank instructions to place wire redemptions.


     To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

     To add bank instructions to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

     * For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 49.


Policies and Procedures

While the Westcore Funds provide its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Market Timing activity in the Funds' shares can be disruptive to the management of the Funds and as a result may hurt the long-term performance of the funds. (Please see Market Timing Risks on page 39). The Board of Trustees has adopted the following policies and procedures to discourage Market Timing activity by fund shareholders. You should understand that these policies do not eliminate the possibility that Market Timing activity will occur.

If management believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in Market Timing activity, it reserves the right to reject any specific purchase or exchange order. Transactions accepted by a financial intermediary in violation of the Fund's market timing policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. If the Funds reject your purchase or exchange order, you will not be able to execute that transaction, and the Funds will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. The Funds reserve the right to impose restrictions on the trading activity of accounts traded through intermediaries. Such restrictions may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. For transactions placed directly with the Funds, the Fund may consider the trading history of accounts under common ownership or control in any Westcore fund for the purpose of enforcing these policies.


Redemption Fee
     Westcore Funds imposes a 2.00% redemption fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within 3 months or less from their date of purchase. The fee is paid directly to the Funds rather than the Adviser and is intended to encourage long-term investment in the Funds and to the extent that short-term trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not be charged on transactions involving the following:

     1.   redemption  of  shares  purchased  through  reinvested   dividends  or
          distributions.

     2. redemption of shares purchased through certain qualified plans, including retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and "rabbi trusts".

     3. certain investment programs administered by financial intermediaries that represent to management at least annually that they too discourage short-term trading activity and the primary extent of their short-term trading activity is expected to be limited to periodic rebalancing programs to meet asset allocation targets.

     4. redemption of shares purchased through "omnibus accounts" maintained by Service Organizations that have represented to management at least annually that for administrative reasons they are unable to apply the redemption fee to underlying shareholders. The Funds will implement the redemption fee in a timely manner (at least 90 days) once the Service Organization provides written notice to the Funds of its ability to apply the redemption fee.

     5. redemption of shares initiated by a fund (i.e. liquidation or merger of a fund)

     6.   redemption resulting from the IRS required minimum distribution rules.

     7.   redemption in the event of death.

Westcore Funds reserves the right to impose the redemption fee on exempted transactions, qualified plans or investment programs described above if management believes that disruptive short-term trading is present and it or a third party has the necessary account information to impose the redemption fee. In addition, Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion if such waiver is approved by both the Fund's President and Treasurer and disclosed at the next scheduled Board of Trustees Meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, its investment adviser, or any other party pursuant to such arrangements.

Important notes on redeeming shares:

     |X| You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.

     |X|  Generally,   redemption   proceeds  will  be  sent  by  check  to  the
          shareholders' address of record within seven days after receipt of a valid redemption request.

     |X| Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

     |X| If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.



Additional Information on Telephone and Online Service

     |X| All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

     |X| Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

     |X| Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Information" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

     |X| Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

     |X|  There is a $25,000  daily  maximum for each account for each  separate
          type  of  automatic  telephone  and  online  transaction   (purchases,
          exchange-in, exchange-out and redemptions).

     |X| It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

Security Issues

     Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

     Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.

                            General Account Policies


General Account Policies
     Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

     Westcore Funds or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program
     Federal regulations require Westcore Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

Written Instructions


     To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201 and must include the following information:


     |X|  The name of the Fund(s).
     |X|  The account number(s).
     |X|  The amount of money or number of shares.
     |X|  The name(s) on the account.
     |X|  The   signature(s)  of  all  registered   account  owners   (signature
          guaranteed, if applicable).
     |X|  Your daytime telephone number.

Signature Guarantee

     A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.


     The guarantee must be a "Medallion Signature Guarantee" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.


     Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

     To protect your accounts from fraud, the following transactions will require a signature guarantee:

     |X|  Transferring ownership of an account.


     |X|


     |X|  Redeeming by check payable to someone other than the account owner(s).

     |X| Redeeming by check mailed to an address other than the address of record.

     |X| Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.


     Each shareholder may request the Funds to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the account application or by calling 1-800-392-CORE (2673). Once this election has been made, the Funds may only remove it upon receipt of a signature guaranteed letter of instruction.


     The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee
     Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $1,000. It is expected that accounts will be valued on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts using an automatic investment plan.

Redemption of Low Balance Accounts
     If your account balance falls below the required minimums presented on page 44 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 45 days of the notice, the shares held in the account may be redeemed and the proceeds sent by check to your address of record. We reserve the right to increase the investment minimums.



Involuntary Redemptions
     We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery
     We reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information.

Address Changes
     To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes
     To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports
     Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

     Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.


     To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds, PMB 603, 303 16th Street, Suite 016, Denver, CO 80202-5657. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Fund's website through a link contained in an email sent to the shareholder. Shareholders must "opt-in" for this service by following the instructions on the Fund's website at www.westcore.com.


Disclosure of Fund Holdings


     In addition to the annual and semi-annual report, Westcore Funds files quarterly holding information on Form N-Q with the SEC. Shareholders may access this information at the Fund's website at www.westcore.com. Shareholders who desire to receive such reports should call 1-800-392-2673 (CORE) or write to us at Westcore Funds, PMB 603, 303 16th Street, Suite 016, Denver, CO 80202-5657.The Statement of Additional Information contains a complete description of the Westcore Fund's policies and procedures with respect to the disclosure of its portfolio securities.


Price of Fund Shares
     All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your request must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. New York time. In the event the NYSE does not open for business because of an emergency, Westcore may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-392-CORE (2673).

     In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

     Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

     A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees.

Domestic   Securities   (primarily   Westcore  Equity  Funds,   except  Westcore
International Frontier Fund)


Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ")
National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which Domestic Securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price).


Foreign Securities (primarily Westcore International Frontier Fund)


Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ National Market or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund's independent pricing service. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to affect materially the Fund's net asset value (i.e., a "significant event"), the security will be valued at fair value by the Investment Adviser, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund's net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of the fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Fixed-income obligations (primarily Westcore Bond Funds)

Fixed-income obligations having a remaining maturity of greater than 60 days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Investment Adviser, and approved by the Board, which may provide "evaluated" prices using generally accepted pricing methodologies. Municipal securities are generally valued at the "evaluated" bid and all other fixed-income obligations are generally valued at the mean between the "evaluated" bid and ask prices. If the Investment Adviser concludes that the "evaluated" price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Investment Adviser or the security will be valued at fair value by the Investment Adviser, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which generally equals market value.







     The Trust reserves the right to:

     |X|  reprocess  purchase,  redemption and exchange  transactions  that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

     |X| advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Accounts Opened Through a Service Organization
     You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, including short-term redemption fees, restrictions, transaction policies and procedures or earlier cut-off times different from those applicable to shareholders that invest in Westcore directly.

     A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

                             Distributions and Taxes

Distributions and Taxes

Distributions

     A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.


Distribution Schedule                                  Income Dividends                Capital Gains
------------------------------------------------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                             Generally declared              Declared and paid
Westcore Growth Fund                                   and paid annually               at least annually and
Westcore Select Fund                                                                   generally in December
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
Westcore Flexible Income Fund                          Declared and                    Declared and paid
Westcore Plus Bond Fund                                paid monthly                    at least annually and
Westcore Colorado Tax-Exempt Fund                                                      generally in December
------------------------------------------------------------------------------------------------------------------------------------


     When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under "How to Contact Westcore Funds", calling 1-800-392-CORE (2673), or online at www.westcore.com.

Taxes

Federal Taxes

     Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements. The amount of distributions from a Fund that will be eligible for the lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least 95% of the Fund's "gross income" is from qualifying dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund's gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


     You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

     The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


     It is expected that the Westcore International Frontier Fund will be and other Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Generally, a Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Colorado State Taxes
     Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short-or long-term capital gain or non-exempt interest income, they will not be exempt from Colorado income tax, except to the extent that the distributions represent income from U.S. Government Securities. The Colorado income tax rate is currently 4.63%.

     There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.


State and Local Taxes
     Shareholders may also be subject to other state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

                             Management of the Funds

Management of the Funds
Board of Trustees
     The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

Investment Adviser
     Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management-owned Colorado limited liability company in 1994. As of June 30, 2003, it had approximately $6.0 billion in assets under active management, including approximately $515 million for eleven investment company portfolios.

     Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

Management Expenses

     For the fiscal year ended May 31, 2004, each Fund paid the Adviser an advisory fee. The fees are set forth below and are expressed as an annual percentage of a Fund's average daily net assets.



                                                                     Effective
Fee Schedule                                                       Advisory Fees
------------                                                       -------------
Westcore MIDCO Growth Fund.............................................0.61%
Westcore Growth Fund...................................................0.54%
Westcore Select Fund...................................................0.00%
Westcore International Frontier Fund..................................0.012%
Westcore Blue Chip Fund................................................0.46%
Westcore Mid-Cap Value Fund............................................0.34%
Westcore Small-Cap Opportunity Fund....................................0.57%
Westcore Flexible Income Fund..........................................0.24%
Westcore Plus Bond Fund................................................0.00%
Westcore Colorado Tax-Exempt Fund......................................0.04%

Denver Investment Advisors may place certain of the assets of its non-Fund advisory account clients into the Funds. The compensation that Denver Investment Advisors receives from the Funds ("Fund Fees") may be in addition to the individual account fees ("Account Fees") paid by the clients with respect to the total assets in the clients' accounts (the combined Fund Fees and Account Fees are referred to as the "Dual Fee"). Denver Investment Advisors may enter into agreements with such clients directly to waive a portion or all of the client's Account Fee or to waive such Dual Fees indirectly through rebate from Denver Investment Advisors to the client of all or a portion of the fees and expenses paid by the client as an investor in the Funds. (In such instances, the rebate is essentially an Account Fee reduction).

Investment Personnel

Westcore MIDCO Growth Fund
     Securities analysts within the Equity Growth research team recommend purchase and sell decisions for this Fund. The Fund has a Lead Portfolio Manager, supported by a Co-Portfolio Manager who both work closely with the analysts, challenging investment ideas to ensure that investments are attractive and compatible with the Fund's investment objective and strategies.

Westcore Growth Fund

     The Co-Portfolio Managers are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Co-Portfolio Managers frequently utilize investment research conducted by the securities analysts within the Equity Growth research team.


Westcore Select Fund
     The Co-Portfolio Managers are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Portfolio Managers frequently utilize investment research conducted by the securities analysts within the Equity Growth research team.

Westcore International Frontier Fund
     The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager is supported by the Co-Portfolio Managers. The Portfolio Managers work closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

     Investment professionals within the Equity Value research team manage these Funds. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Funds as they see fit, guided by the Funds' investment objectives and strategies.

Westcore Flexible Income Fund
     The Co-Portfolio Managers are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Co-Portfolio Managers are part of the Fixed Income research team, which works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

Westcore Plus Bond Fund
     Investment professionals within the Fixed Income research team are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The team works closely together reviewing portfolio holdings, conduction investment research and challenging investment ideas.

Westcore Colorado Tax-Exempt Fund
     The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager is supported by the Fixed Income research team.

Portfolio Managers


     Todger Anderson, CFA, President of Denver Investment Advisors and Director of Portfolio Management, has been Lead Portfolio Manager of Westcore MIDCO Growth Fund since its inception (August 1, 1986) and Co-Portfolio Manager of Westcore Select Fund since December 1, 2001. Mr. Anderson has been a portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1975 and has 36 years of total professional experience.


     William S. Chester, CFA, a Vice President of Denver Investment Advisors and Director of the Equity Growth research team, has been Co-Portfolio Manager of Westcore Select Fund since December 1, 2001 and Westcore MIDCO Growth Fund effective October 1, 2002. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986.




     Ross G. Moscatelli, CFA, a Vice President of Denver Investment Advisors and Director of Large-Cap Growth Equity Research has been Co-Portfolio Manager of Westcore Growth Fund since April 2004. Prior to rejoining Denver Investment Advisors in 2004, Mr. Moscatelli was an Associate Portfolio Manager with Invesco Funds Group, Inc. beginning in 2001. From 1997 to 2001, Mr. Moscatelli was a member of the equity growth research team at Denver Investment Advisors. From 1995 to 1997, Mr. Moscatelli worked as an Investment Banking Financial Analyst/Associate with Morgan Keegan & Company, Inc. Mr. Moscatelli has a total of 9 years of total professional experience.

     Victoria K. Cunningham, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Growth Fund since October 2003. Ms. Cunningham has been a Vice President and portfolio manager with Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, she was a Senior Portfolio Manager with Wells Fargo Private Asset Management for nine years. Ms. Cunningham has 18 years of total professional experience.

     Adam D. Schor, CFA, a Vice President of Denver Investment Advisors and Director of the International Small-Cap research team, has been Lead Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer of Bee & Associates in August 1999. Mr. Schor has 15 years of total professional experience.

     Kevin P. Beck, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Beck has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Beck worked for Robert Fleming, Inc. as a Senior Latin America Equity Analyst, beginning in 1998. From 1996 to 1998, Mr. Beck worked as an Equity Analyst at American Family Insurance and has 11 years of total professional experience.

     John C. Fenley, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore International Frontier Fund since October 1, 2003. Mr. Fenley has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Fenley worked for Hansberger Global Investments, Inc. where he was a portfolio manager and research analyst since 1997. Mr. Fenley has 14 years of total professional experience.

     Jerome R. Powers, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2000 and was Lead Portfolio Manager for Flexible Income Fund from October 1, 1997 to September 30, 2000. Mr. Powers has been a Vice President and portfolio manager with Denver Investment Advisors since 1997 and has 23 years of total professional experience.

     Alex W. Lock, a Vice President of Denver Investment Advisors and Director of the Fixed Income research team, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2000. Mr. Lock has been a fixed income research analyst with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1989 and has 22 years of total professional experience.

     Mark R. McKissick, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2003. Mr. McKissick has been a fixed income research analyst with Denver Investment Advisors since 1999. Prior to joining Denver Investment Advisors, he was a Senior Research Analyst at Hotchkis & Wiley for two years. Mr. McKissick has 12 years of total professional experience.

     William E. Stafford, Jr., CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2003. Mr. Stafford has been a fixed income research analyst with Denver Investment Advisors since 1998. Mr. Stafford has 10 years of total professional experience.

     Thomas B. Stevens, CFA, a Vice President of Denver Investment Advisors, has been Lead Portfolio Manager of Westcore Colorado Tax-Exempt Fund since May 28, 1999. Mr. Stevens has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986 and has 34 years of total professional experience.

Research Teams
     As of the date of this prospectus, the Equity Growth, Equity Value, International Small Cap Equity and Fixed Income research teams consist of the following persons.*


                                               Total Years of                Years at Adviser
                                                Professional                  and Predecessor
                                                 Experience                    Organizations
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth(1)
      Todger Anderson, CFA                           36                             29
      William S. Chester, CFA                        18                             18
      Ross G. Moscatelli, CFA                         9                              6
      Samuel R. Aybar, CFA                           11                              8
      Mitch S. Begun                                  4                              1
      Victoria K. Cunningham                         18                              4
      Jeffrey J. Loehr                                3                              3
      Jeffrey S. Payne, CFA                          20                              6
      Lisa Z. Ramirez, CFA                           11                             11
      F. Wiley Reed, CFA                              9                              8
      Derek J. Scarth                                 5                              1
      Mark S. Truelsen, CFA                           7                              2
------------------------------------------------------------------------------------------------------------------------------------
Equity Value(2)
      Mark M. Adelmann, CFA, CPA                     23                              9
      Derek Anguilm                                   5                              4
      Troy Dayton, CFA                                8                              2
      Kris Herrick, CFA                               7                              4
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Equity(3)
      Adam D. Schor, CFA                             15                              7
      Kevin Beck, CFA                                11                              4
      Jeremy A. Duhon                                 2                              1
      John C. Fenley, CFA                            14                              4
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income(4)
      Glen T. Cahill, Jr., CFA                       22                             20
      Alex W. Lock                                   22                             15
      Jerome R. Powers, CFA                          23                              7
      Thomas B. Stevens, CFA                         34                             18
      Mark R. McKissick, CFA                         12                              5
      William E. Stafford, Jr., CFA                  10                              6


                                       81

 *  The composition of the various teams may change from time to time.

(1) The Equity Growth research team participates in the management of the MIDCO Growth Fund, Growth Fund, and Select Fund, as discussed above under "Investment Personnel."


(2) The Equity Value research team participates in the management of the Blue Chip Fund, Mid-Cap Value Fund, Small-Cap Opportunity Fund and Small-Cap Value Fund, as discussed above under "Investment Personnel."


(3) The International Small Cap Equity research team participates in the management of the International Frontier Fund, as discussed above under "Investment Personnel."

(4) The Fixed Income research team participates in the management of the Flexible Income Fund, Plus Bond Fund, and Colorado Tax-Exempt Fund as discussed above under "Investment Personnel."

Co-Administrators

     ALPS Mutual Funds Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to separate agreements, ALPS has agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.


     The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

Financial Highlights

     The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

                          [TO BE UPDATED BY AMENDMENT]

Westcore MIDCO Growth Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               Year Ended    Year Ended    Year Ended     Year Ended      Year Ended
                                                                 May 31,       May 31,       May 31,        May 31,        May 31,
                                                                  2004          2003          2002           2001           2000
                                                                  ----          ----          ----           ----           ----
Net asset value - beginning of the period                                    $  5.81       $   5.97       $  18.09       $  20.03
Income from investment operations
Net investment income/(loss)                                                   (0.02)         (0.05)         (0.06)         (0.17)
Net realized and unrealized gain/(loss) on investments                         (0.10)         (0.11)         (2.10)          7.08
Total income/(loss) from investment operations                                 (0.12)         (0.16)         (2.16)          6.91
Dividends and Distributions
From net investment income                                                     (0.00)         (0.00)         (0.00)         (0.00)
From net realized gain from investment transactions                            (0.00)         (0.00)         (9.96)         (8.85)
Total distributions                                                            (0.00)         (0.00)         (9.96)         (8.85)
Net asset value - end of period                                              $  5.69       $   5.81       $   5.97       $  18.09
Total return                                                                   (2.07)%        (2.68)%       (14.81)%        35.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                     $124,309      $114,450       $146,441       $232,354
Ratio of expenses to average net assets                                         1.15%          1.15%          1.15%          1.15%
Ratio of expenses to average net assets without fee waivers                     1.41%          1.33%          1.27%          1.21%
Ratio of net investment income/(loss) to average net assets                    (0.57)%        (0.75)%        (0.72)%        (0.81)%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                        (0.83)%        (0.92)%        (0.84)%        (0.87)%
Portfolio turnover rate(1)                                                     49.48%         67.04%        190.77%        117.65%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $118,691,863 and $81,921,285, respectively.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Growth Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                               Year Ended    Year Ended    Year Ended     Year Ended      Year Ended
                                                                 May 31,       May 31,       May 31,        May 31,        May 31,
                                                                  2004          2003          2002           2001           2000
                                                                  ----          ----          ----           ----           ----

Net asset value - beginning of the period                                   $ 10.48        $ 12.14        $ 15.24        $ 12.30
Income from investment operations
Net investment income/(loss)                                                  (0.01)         (0.03)         (0.04)         (0.06)
Net realized and unrealized gain/(loss) on investments                        (1.22)         (1.53)         (0.73)          5.27
Total income/(loss) from investment operations                                (1.23)         (1.56)         (0.77)          5.21
Dividends and Distributions
From net investment income                                                    (0.00)         (0.00)         (0.00)         (0.01)
From net realized gain from investment transactions                           (0.00)         (0.10)         (2.33)         (2.26)
Total distributions                                                           (0.00)         (0.10)         (2.33)         (2.27)
Net asset value - end of period                                             $  9.25        $ 10.48        $ 12.14        $ 15.24
Total return                                                                 (11.74)%       (12.86)%        (5.54)%         4.88%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $32,864        $25,827        $16,864        $16,157
Ratio of expenses to average net assets                                        1.15%          1.15%          1.15%          1.15%
Ratio of expenses to average net assets without fee waivers                    1.52%          1.61%          1.64%          1.73%
Ratio of net investment income/(loss) to average net assets                   (0.17)%        (0.38)%        (0.37)%        (0.46)%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                       (0.54)%        (0.85)%        (0.86)%        (1.04)%
Portfolio turnover rate(1)                                                    41.19%         49.09%         65.07%         81.19%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $65,142,054 and $24,290,819, respectively. (2)A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Select Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             Year Ended    Year Ended    Year Ended     Year Ended      Year Ended
                                                               May 31,       May 31,       May 31,        May 31,        May 31,
                                                                2004          2003          2002           2001           2000*
                                                                ----          ----          ----           ----           ----

Net asset value - beginning of the period                                  $ 11.43       $  12.73       $  22.48       $  10.00
Income from investment operations
Net investment income/(loss)                                                 (0.08)         (0.09)          0.06          (0.00)(3)
Net realized and unrealized gain/(loss) on investments                       (1.89)         (1.21)          0.68          13.29
Total income/(loss) from investment operations                               (1.97)         (1.30)          0.74          13.29
Dividends and Distributions
From net investment income                                                   (0.00)         (0.00)         (0.08)         (0.01)
From net realized gain from investment transactions                          (0.00)         (0.00)        (10.41)         (0.80)
Total distributions                                                          (0.00)         (0.00)        (10.49)         (0.81)
Net asset value - end of period                                            $  9.46       $  11.43       $  12.73       $  22.48
Total return                                                                (17.24)%       (10.21)%         6.03%(4)     134.33%(4)
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                   $ 7,323       $ 14,871       $ 31,617       $ 36,037
Ratio of expenses to average net assets                                       1.15%          1.15%          1.15%          1.15%(2)
Ratio of expenses to average net assets without fee waivers                   2.19%          1.59%          1.43%          1.39%(2)
Ratio of net investment income/(loss) to average net assets                  (0.59)%        (0.47)%         0.17%         (0.02)%(2)
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                      (1.63)%        (0.91)%        (0.11)%        (0.26)%(2)
Portfolio turnover rate(1)                                                  105.70%       1152.79%       1532.62%       1142.65%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $5,943,882 and $6,872,587, respectively.
(2)  Annualized.
(3)  Less than ($.005) per share.
(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
*    For the period October 1, 1999 (inception of offering) to May 31, 2000.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]


Westcore International Frontier Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000*
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 7.49       $  8.69         $ 11.60        $ 10.00
Income from investment operations
Net investment income/(loss)                                                  0.01         (0.11)          (0.02)          0.03
Net realized and unrealized gain/(loss) on investments                       (0.12)        (1.09)          (2.56)          1.58
Total income/(loss) from investment operations                               (0.11)        (1.20)          (2.58)          1.61
Dividends and Distributions
From net investment income                                                   (0.00)        (0.00)          (0.02)         (0.01)
From net realized gain from investment transactions                          (0.00)        (0.00)          (0.31)         (0.00)
Total distributions                                                          (0.00)        (0.00)          (0.33)         (0.01)
Net asset value - end of period                                             $ 7.38       $  7.49         $  8.69        $ 11.60
Total return                                                                $9,982       $11,673         $30,902        $21,613
Ratio of expenses to average net assets                                       1.50%         1.50%           1.50%          1.50%(4)
Ratio of expenses to average net assets without fee waivers                   3.27%         2.35%           2.03%          2.08%(4)
Ratio of net investment income/(loss) to average net assets                   0.28%        (0.75)%         (0.16)%         0.39%(4)
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                      (1.49)%       (1.60)%         (0.69)%        (0.19)%(4)
Portfolio turnover rate(1)                                                   42.73%       114.55%          61.28%         93.31%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $8,533,179 and $8,330,661, respectively.
(2)  Less than ($.005) per share.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
(4)  Annualized.
*    For the period December 15, 1999 (inception of offering) to May 31, 2000.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Blue Chip Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 11.28      $ 13.65        $ 14.73         $ 17.23
Income from investment operations
Net investment income/(loss)                                                   0.04         0.03           0.05            0.00
Net realized and unrealized gain/(loss) on investments                        (1.47)       (1.57)          0.90            0.02
Total income/(loss) from investment operations                                (1.43)       (1.54)          0.95            0.02
Dividends and Distributions
From net investment income                                                    (0.06)       (0.03)         (0.04)          (0.00)
From net realized gain from investment transactions                           (0.00)       (0.80)         (1.99)          (2.52)
Total distributions                                                           (0.06)       (0.83)         (2.03)          (2.52)
Net asset value - end of period                                             $  9.79      $ 11.28        $ 13.65         $ 14.73
Total return                                                                 (12.63)%     (11.33)%         7.88%           1.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $30,782      $42,612        $51,569         $51,892
Ratio of expenses to average net assets                                        1.15%        1.15%          1.15%           1.15%
Ratio of expenses to average net assets without fee waivers                    1.52%        1.33%          1.29%           1.28%
Ratio of net investment income/(loss) to average net assets                    0.47%        0.23%          0.35%           0.02%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                        0.10%        0.05%          0.20%          (0.11)%
Portfolio turnover rate(1)                                                    49.12%       50.17%        119.69%          73.95%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $18,201,745 and $20,242,742, respectively.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Mid-Cap Opportunity Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 13.26       $15.25        $ 14.48        $ 11.05
Income from investment operations
Net investment income/(loss)                                                   0.00(2)      0.01           0.00          (0.02)
Net realized and unrealized gain/(loss) on investments                        (1.31)       (0.94)          2.65           3.45
Total income/(loss) from investment operations                                (1.31)       (0.93)          2.65           3.43
Dividends and Distributions
From net investment income                                                    (0.00)(2)    (0.00)         (0.00)         (0.00)(2)
From net realized gain from investment transactions                           (0.00)       (1.06)         (1.88)         (0.00)
Total distributions                                                           (0.00)       (1.06)         (1.88)         (0.00)
Net asset value - end of period                                             $ 11.95       $13.26        $ 15.25        $ 14.48
Total return                                                                  (9.85)%      (5.92)%        21.37%         31.08%(3)
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $10,635       $9,279        $ 4,837        $ 3,011
Ratio of expenses to average net assets                                        1.25%        1.25%          1.25%          1.25%
Ratio of expenses to average net assets without fee waivers                    2.26%        2.75%          3.47%          3.51%
Ratio of net investment income/(loss) to average net assets                    0.03%       (0.14)%        (0.10)%        (0.18)%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                       (0.98)%      (1.65)%        (2.32)%        (2.44)%
Portfolio turnover rate(1)                                                    50.36%       67.11%        182.87%        159.34%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $13,878,099 and $10,307,244, respectively.
(2)  Less than ($.005) per share.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Small-Cap Opportunity Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 27.47      $ 26.11        $ 20.13        $ 20.18
Income from investment operations
Net investment income/(loss)                                                  (0.06)       (0.03)         (0.02)          0.03
Net realized and unrealized gain/(loss) on investments                        (3.20)        1.39           6.00           0.01
Total income/(loss) from investment operations                                (3.26)        1.36           5.98           0.04
Dividends and Distributions
From net investment income                                                    (0.00)       (0.00)         (0.00)         (0.09)
From net realized gain from investment transactions                           (0.00)       (0.00)         (0.00)         (0.00)
Total distributions                                                           (0.00)       (0.00)         (0.00)         (0.09)
Net asset value - end of period                                             $ 24.21      $ 27.47        $ 26.11        $ 20.13
Total return                                                                 (11.87)%       5.21%         29.71%          0.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $26,899      $40,030        $38,643        $34,558
Ratio of expenses to average net assets                                        1.30%        1.30%          1.30%          1.30%
Ratio of expenses to average net assets without fee waivers    %               1.96%        1.75%          1.81%          1.67%
Ratio of net investment income/(loss) to average net assets                   (0.25)%      (0.11)%        (0.07)%         0.25%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                       (0.91)%      (0.57)%        (0.59)%        (0.12)%
Portfolio turnover rate(1)                                                    38.79%       76.61%        190.81%         99.84%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $34,153,956 and $37,243,005, respectively.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Flexible Income Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 9.48       $  9.64        $ 9.19          $  9.87
Income from investment operations
Net investment income/(loss)                                                  0.75          0.75          0.67             0.58
Net realized and unrealized gain/(loss) on investments                       (0.29)        (0.16)         0.45            (0.58)
Total income/(loss) from investment operations                                0.46          0.59          1.12             0.00
Dividends and Distributions
From net investment income                                                   (0.71)        (0.75)        (0.67)           (0.58)
From net realized gain from investment transactions                          (0.00)        (0.00)        (0.00)(2)        (0.10)
Tax return of capital                                                        (0.04)        (0.00)        (0.00)           (0.00)
Total distributions                                                          (0.75)        (0.75)        (0.67)           (0.68)
Net asset value - end of period                                             $ 9.19       $  9.48        $ 9.64          $  9.19
Total return                                                                  5.71%         6.40%        12.55%            0.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $9,726       $10,322        $7,090          $23,596
Ratio of expenses to average net assets                                       0.85%         0.85%         0.92%            0.95%
Ratio of expenses to average net assets without fee waivers                   2.06%         1.77%         1.62%            1.26%
Ratio of net investment income/(loss) to average net assets                   7.92%         7.96%         6.56%            6.11%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                       6.71%         7.04%         5.87%            5.80%
Portfolio turnover rate(1)                                                   37.01%        48.07%        43.20%           36.02%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $61,441,639 and $12,939,444, respectively.
(2)  Less than ($.005) per share.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Plus Bond Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 10.34      $ 10.37        $  9.81         $ 10.27
Income from investment operations
Net investment income/(loss)                                                   0.71         0.66           0.66            0.63
Net realized and unrealized gain/(loss) on investments                         0.33        (0.03)          0.56           (0.46)
Total income/(loss) from investment operations                                 1.04         0.63           1.22            0.17
Dividends and Distributions
From net investment income                                                    (0.68)       (0.66)         (0.66)          (0.63)
From net realized gain from investment transactions                           (0.00)       (0.00)         (0.00)          (0.00)
Tax return of capital                                                         (0.03)       (0.00)         (0.00)          (0.00)
Total distributions                                                           (0.71)       (0.66)         (0.66)          (0.63)
Net asset value - end of period                                             $ 10.67      $ 10.34        $ 10.37         $  9.81
Total return                                                                  10.52%        6.24%         12.80%           1.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $52,727      $54,060        $55,188         $34,208
Ratio of expenses to average net assets                                        0.55%        0.55%          0.62%           0.85%
Ratio of expenses to average net assets without fee waivers                    1.14%        1.07%          1.09%           1.11%
Ratio of net investment income/(loss) to average net assets                    6.38%        6.34%          6.49%           6.18%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                        5.79%        5.82%          6.02%           5.92%
Portfolio turnover rate(1)                                                    62.10%       60.19%         79.33%          37.26%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $59,395,920 and $29,349,940, respectively.

See Notes to Financial Statements

                          [TO BE UPDATED BY AMENDMENT]

Westcore Colorado Tax-Exempt Fund

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                            Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                              May 31,       May 31,       May 31,        May 31,       May 31,
                                                               2004          2003          2002           2001          2000
                                                               ----          ----          ----           ----          ----
Net asset value - beginning of the period                                   $ 11.18      $ 11.03        $ 10.40         $ 11.01
Income from investment operations
Net investment income/(loss)                                                   0.42         0.44           0.45            0.46
Net realized and unrealized gain/(loss) on investments                         0.54         0.15           0.64           (0.61)
Total income/(loss) from investment operations                                 0.96         0.59           1.09           (0.15)
Dividends and Distributions
From net investment income                                                    (0.42)       (0.44)         (0.46)          (0.46)
From net realized gain from investment transactions                           (0.00)       (0.00)         (0.00)          (0.00)
Total distributions                                                           (0.42)       (0.44)         (0.46)          (0.46)
Net asset value - end of period                                             $ 11.72      $ 11.18        $ 11.03         $ 10.40
Total return                                                                   8.77%        5.43%         10.59%          (1.36)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $55,461      $45,508        $46,774         $37,055
Ratio of expenses to average net assets                                        0.65%        0.65%          0.65%           0.63%
Ratio of expenses to average net assets without fee waivers                    1.15%        1.12%          1.13%           1.14%
Ratio of net investment income/(loss) to average net assets                    3.65%        3.91%          4.14%           4.28%
Ratio of net investment income/(loss) to average net assets
    without fee waivers                                                        3.15%        3.44%          3.66%           3.77%
Portfolio turnover rate(1)                                                     8.69%       13.09%          7.30%          19.76%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2004 were $3,689,642 and $3,260,872, respectively.

See Notes to Financial Statements

                                    Appendix

Bond Rating Categories
--------------------------------------------------------------------------------
Moody's Investors Service, Inc.

Bond Rating             Explanation
--------------------------------------------------------------------------------
    Aaa                 Bonds are judged to be of the best quality. They carry
                        the smallest degree of investment risk and are generally
                        referred to as "gilt edged." Interest payments are
                        protected by a large or by an exceptionally stable
                        margin and principal is secure. While the various
                        protective elements are likely to change, such changes
                        as can be visualized are most unlikely to impair the
                        fundamentally strong position of such issues.
--------------------------------------------------------------------------------

    Aa                  Bonds are judged to be of high quality by all standards.
                        Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.
--------------------------------------------------------------------------------

    A Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
--------------------------------------------------------------------------------

    Baa Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
--------------------------------------------------------------------------------

    Ba Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
--------------------------------------------------------------------------------

    B Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

    Caa Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
--------------------------------------------------------------------------------

Bond Rating             Explanation
--------------------------------------------------------------------------------
    Ca                  Bonds represent obligations which are speculative in a
                        high degree.  Such issues are often in default or have
                        other marked shortcomings.
--------------------------------------------------------------------------------
    C                   Bonds are the lowest rated class of bonds, and issues so
                        rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


Standard & Poor's Ratings Group, Division of McGraw Hill
--------------------------------------------------------------------------------

Bond Rating             Explanation
--------------------------------------------------------------------------------
    AAA                 An obligation rated "AAA" has the highest rating
                        assigned by Standard & Poor's. The obligor's capacity to
                        meet its financial commitment on the obligation is
                        extremely strong.
--------------------------------------------------------------------------------

    AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
--------------------------------------------------------------------------------

    A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
--------------------------------------------------------------------------------

    BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
--------------------------------------------------------------------------------

    BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
--------------------------------------------------------------------------------

Bond Rating             Explanation
--------------------------------------------------------------------------------
    B                   An obligation rated "B" is more vulnerable to nonpayment
                        than obligations rated "BB," but the obligor currently
                        has the capacity to meet its financial commitment on the
                        obligation. Adverse business, financial or economic
                        conditions will likely impair the obligor's capacity or
                        willingness to meet its financial commitment on the
                        obligation.
--------------------------------------------------------------------------------

    CCC An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
--------------------------------------------------------------------------------

    CC                  An obligation rated "CC" is currently highly  vulnerable
                        to nonpayment.
--------------------------------------------------------------------------------

    C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
--------------------------------------------------------------------------------

    D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
--------------------------------------------------------------------------------

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Where to Find More Information
More Fund information is available to you upon request and without charge:

Annual and Semi-Annual Report
The Annual and Semi-Annual Reports provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:                   Westcore Funds
                            1625 Broadway
                            Suite 2200
                            Denver, CO  80202
    By phone:               1-800-392-CORE (2673)
    Web:                    www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-3373

Funds distributed by ALPS Distributors, Inc.

------------------
ARISTATA

MUTUAL FUNDS LOGO
------------------


Equity Fund

Quality Bond Fund

Colorado Quality Tax-Exempt Fund



PROSPECTUS

August 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

An  investment  in the  Funds  is  not a bank  deposit  and  is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

Privacy Policy Notice Enclosed

Table of Contents

Privacy Policy....................................................................................................2

Fund Profiles
     Investment Objective, Principal Strategies and Risks, and Fund Performance
     Aristata Equity Fund.........................................................................................3
     Aristata Quality Bond Fund...................................................................................5
     Aristata Colorado Quality Tax-Exempt Fund....................................................................8
     Fund Fees and Expenses......................................................................................11
     Board of Trustees...........................................................................................11
     Fund Management.............................................................................................12

Investing in the Funds
     Customer Identification Program.............................................................................13
     Buying Fund Shares..........................................................................................13
     Minimum Purchase and Account Balance Requirements...........................................................13
     Investing Through Your Broker or Investment Adviser.........................................................14
     Investing Directly with the Funds...........................................................................14
     Selling Fund Shares.........................................................................................15
     Selling Your Shares Using an Authorized Broker or Investment Adviser........................................16
     Selling Your Shares Directly to the Funds...................................................................16
     Exchanging Fund Shares......................................................................................17
     Individual Retirement Accounts..............................................................................18
     Pricing Fund Shares.........................................................................................18
     Taxes.......................................................................................................19

Financial Highlights
     Aristata Equity Fund........................................................................................21
     Aristata Quality Bond Fund..................................................................................22
     Aristata Colorado Quality Tax-Exempt Fund...................................................................23

     Additional Information about the Fund...............................................................Back Cover


Not all Aristata Funds may be available in your state.


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

Privacy Policy

The Funds collect nonpublic personal information about their customers1 from the following sources:

     o Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     o Account history, including information about the transactions and balances in a customer's account; and

     o Correspondence, written, or telephonic, between a customer and a Fund or service providers to the Funds.

The Funds will not release information about their customers or their accounts unless one of the following conditions is met:

     o    Prior written consent is received.

     o A Fund believes the recipient to be the fund customer or the customer's authorized representative.

     o    A Fund is required by law to release information to the recipient.

The Funds do not give or sell information about their customers or their fund accounts to any other company, individual, or group.

The Funds will only use information about their customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Funds restrict access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Funds may also share personal information with companies that they hire to provide support services. When the Funds share personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Funds also maintain physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Funds will adhere to the policies and practices described in this notice for current and former shareholders of the Funds.

1 For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

FUND PROFILE - ARISTATA EQUITY FUND

-----------------------------------------------
FUND FACTS

Goal: To provide investors with long-term growth of capital and dividend income.


Principal income:
     o    Common Stocks
     o    Convertible Securities
     o    Fixed-Income Securities

Investment Adviser (the "Adviser"):
     o    Denver Investment Advisors LLC


Distributor
     o    ALPS Distributors, Inc.
          ("ADI" or "Distributor")
-----------------------------------------------


Investment Objective The Fund seeks to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into common stocks.

Principal Investment Strategies Under normal market conditions, the Adviser currently intends to invest at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities trade in U.S. or foreign markets. The Fund Adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The Adviser then employs this investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The Adviser applies this investment style by investing in a diversified portfolio of stocks that include seasoned large, medium and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the Adviser feels the stocks are worth in relation to earnings, book value, historical valuations and/or comparable companies in the industry. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

Principal Investment Risks The value of the Fund's shares, like stock prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

     o Stock Market Risk: The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if an assessment of a company's potential is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.

     o Investment Style Risk: Market performance tends to be cyclical and, during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's value-oriented style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

Fund Performance The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year, five years, and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Standard & Poor's 500 Index. The past performance of the Fund (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance shown in the bar chart includes the expenses associated with those shares from year-to-year.

[GRAPHIC OMITTED]

PLOT POINTS FOR GRAPH

             1999            6.78
             2000            9.98
             2001           -0.95
             2002          -18.99
             2003           25.99

The Fund's best return for a calendar quarter was 14.94% for the second quarter of 2003, and the lowest return for a calendar quarter was (19.71%) for the third quarter of 2002. The year-to-date return as of June 30, 2004, was 5.65%.

Average Annual Total Return (for the Period ended December 31, 2003)
                                                       1 Year                5 Year      Since Inception (3/2/98)
                                                       ------                ------      ------------------------
Aristata Equity Fund:
     Return Before Taxes                               25.99%                 3.49%                4.03%
     Return After Taxes on Distributions               25.87%                 1.61%                2.29%
     Return After Taxes on Distributions
        and Sale of Fund Shares                        22.08%                 2.28%                2.79%
Standard & Poor's 500 Index                            28.68%                (0.58)%               2.45%

The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FUND PROFILE - ARISTATA QUALITY BOND FUND

-----------------------------------------------
FUND FACTS

Goal:  To provide investors with a high level
       of current income while seeking to
       preserve principal.

Principal Investments:
     o    U.S. Government Obligations
     o    Corporate Debt Obligations

Investment Adviser (the "Adviser"):
     o    Denver Investment Advisors LLC

Distributor:
     o    ALPS Distributors, Inc.
          ("ADI" or "Distributor")
-----------------------------------------------

Investment Objective The Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.

Principal Investment Strategies Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund. Under normal market conditions, the Adviser will invest at least 80% of the Fund's net assets in investment grade securities. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in either bonds or investment grade securities, it will provide the shareholders of the Fund at least 60 days prior written notice of the change. Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

Principal Investment Risks The value of the Fund's shares, like bond prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

     o Interest Rate Risk: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

     o Credit Risk: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

     o Call Risk: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and would have to reinvest in lower yielding securities.

     o Extension Risk: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities.

     o Liquidity Risk: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

     o Mortgage Backed-Securities Risk: There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

          o GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

          o Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treausry under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

          o Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

Fund Performance The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year, five years, and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Government/Credit Index. The past performance of the Fund (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance shown in the bar chart includes the expenses associated with those shares from year-to-year.

[GRAPHIC OMITTED]

PLOT POINTS FOR GRAPH

             1999           -0.68
             2000            8.65
             2001            8.21
             2002            8.38
             2003            2.06


The Fund's best return for a calendar quarter was 4.09% in the third quarter of 1998, and the lowest return for a calendar quarter was (0.76)% in the second quarter of 1999. The year-to-date return as of June 30, 2004, was (1.22)%.

Average Annual Total Return (for the Period ended December 31, 2003)
                                                       1 Year                5 Year      Since Inception (3/2/98)
                                                       ------                ------      ------------------------
Aristata Quality Bond Fund:
     Return Before Taxes                                2.06%                 5.25%                5.60%
     Return After Taxes on Distributions                0.58%                 2.90%                3.21%
     Return After Taxes on Distributions
        and Sale of Fund Shares                         1.33%                 3.00%                3.27%
Lehman Brothers Government/
  Credit Index                                          4.68%                 6.65%                7.11%

The Lehman Brothers Government/Credit Index is an unmanaged index that is a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FUND PROFILE - ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

-------------------------------------------------------------
FUND FACTS

Goal: To provide investors with a high level of current income that is exempt from Colorado and federal income taxes while seeking to preserve principal.

Principal Investments:
          o    Colorado Municipal Obligations

Investment Adviser (the "Adviser"):
          o    Denver Investment Advisors LLC

Distributor:
          o    ALPS Distributors, Inc.
              ("ADI" or "Distributor")
-------------------------------------------------------------

Investment Objective The Aristata Colorado Quality Tax-Exempt Fund seeks to provide investors with as high a level of current income exempt from Colorado and federal income taxes as is consistent with the preservation of capital by investing in high quality municipal obligations, which pay interest exempt from Colorado state and federal income taxes.

Principal Investment Strategies The Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pay interest, which is exempt from federal, and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in the "quality" municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 20% of the Fund's net assets, plus any borrowings for investment purposes, could be invested in obligations of non-Colorado issuers. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in "quality" municipal obligations of Colorado issuers, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

"Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities.

At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested, under normal market conditions, in bonds whose interest is exempt from federal and Colorado personal income taxes.

Principal Investment Risks The value of the Fund's shares will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

     o Interest Rate Risk: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

     o Credit Risk: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

     o Call Risk: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and would have to reinvest in lower yielding securities.

     o Liquidity Risk: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

     o Non-Diversification Risk: An investment in a non-diversified mutual fund (as defined in the Investment Company Act of 1940) such as the Fund, entails greater risks than an investment in a diversified mutual fund. Because the Fund is non-diversified, it may invest a higher percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a more widely diversified mutual fund and may be subject to greater risk of loss with respect to its portfolio securities.

     o Geographic Concentration Risk: The performance of the Fund is susceptible to various statutory, political, and economic factors that are unique to the State of Colorado. Some of these factors include the Colorado budget process, the state economy, and the volatility of state tax collections.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

Fund Performance The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year, five years, and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Municipal Bond Index. The past performance of the Fund (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance shown in the bar chart includes the expenses associated with those shares from year-to-year.

[GRAPHIC OMITTED]

PLOT POINTS TO GRAPH

             1999           -0.45
             2000            7.44
             2001             4.5
             2002            8.03
             2003             3.4


The Fund's best return for a calendar quarter was 3.36% for the third quarter of 2002, and the lowest return was (1.35)% for the second quarter of 1999. The year-to-date return as of June 30, 2004, was (1.44%).

Average Annual Total Return (for the Period ended December 31, 2003)
                                                       1 Year                5 Year      Since Inception (3/2/98)
                                                       ------                ------      ------------------------
Aristata Colorado Quality
  Tax Exempt Fund:
     Return Before Taxes                                3.40%                 4.54%                4.74%
     Return After Taxes on Distributions                3.15%                 4.44%                4.62%
     Return After Taxes on Distributions
        and Sale of Fund Shares                         3.59%                 4.48%                4.66%
Lehman Brothers Municipal
  Bond Index                                            5.32%                 5.83%                5.92%

The Lehman Brothers Municipal Bond Index is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown, and after-tax returns shown are not relevant to investor's who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Fund Fees and Expenses

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)
                                                                        Maximum
                                                         Maximum        Deferred
                                                          Sales           Sales         Redemption       Exchange
                                                          -----           -----         ----------       --------
Fund                                                      Load           Charge             Fee             Fee
Aristata Equity Fund                                      None            None             None            None
Aristata Quality Bond Fund                                None            None             None            None
Aristata Colorado Quality Tax-Exempt Fund                 None            None             None            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets - For the year ended April 30, 2004)

                                                                         Total                           Annual
                                                                     Distribution                         Fund
                                                      Management        (12b-1)         Other           Operating
Fund                                                      Fee             Fee         Expenses          Expenses
----                                                      ---             ---         --------          --------
Aristata Equity Fund                                     0.85%           None           0.73%             1.58%
Aristata Quality Bond Fund                               0.50%           None           0.97%             1.47%
Aristata Colorado Quality Tax-Exempt Fund                0.50%           None           0.71%             1.21%


Example -- The following hypothetical example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The hypothetical example assumes that you invest $10,000 in a Fund for the time periods indicated and that total annual operating expenses set forth above are incurred. The hypothetical example also assumes a 5% return each year and that a Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                              1 Year         3 Years          5 Years       10 Years
----                                              ------         -------          -------       --------
Aristata Equity Fund                             $  161          $   499         $  860         $  1,876
Aristata Quality Bond Fund                       $  150          $   465         $  802         $  1,755
Aristata Colorado Quality
     Tax-Exempt Fund                             $  123          $   384         $  665         $  1,464

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

Fund Management

On July 1, 2004, Denver Investment Advisors LLC ("Denver Investment Advisors") became the investment adviser to the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund. On that date, new Interim

Advisory Agreements were entered into between Denver Investment Advisors and Financial Investors Trust (the "Trust") on behalf of each of the Aristata Funds.

As of July 1, 2004, Denver Investment Advisors purchased all of the stock of TEMPEST INVESTMENT COUNSELORS, INC. ("TEMPEST"), the former investment adviser to the Aristata Funds. As required by the Investment Company Act of 1940, the Funds' Advisory Agreements with TEMPEST terminated upon such acquisitions. At a June 15, 2004 meeting of the Trustees of the Trust, in anticipation of this transaction, the Trustees approved the Interim Advisory Agreements under which Denver Investment Advisors will direct the investment of the Funds in accordance with each Fund's investment objective, policies and restrictions. The term of each Interim Advisory Agreement is 150 days, and it may be terminated on 10 days notice by the Trustees. Except for the term, all material terms and conditions of each Interim Advisory Agreement, including the fees to be paid by the Funds, will be the same as under the Funds' prior agreements with TEMPEST. The fees paid by the Funds under the agreement will be held in escrow pending approval by the shareholders of the Fund.

Denver Investment Advisors has proposed to the Trustees that each of the Aristata Funds be merged into a Westcore Fund, now managed by Denver Investment Advisors, with similar investment objectives. The Trustees have not acted on this proposal and, if they approve the proposal, it will be submitted to the shareholders of each Aristata Fund prior to becoming effective.

During the term of the interim agreements, the Funds will be managed by teams of investment professionals. The Aristata Equity Fund is managed by the Equity Value research team of Denver Investment Advisors. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Fund as they see fit, guided by the Funds' investment objectives and strategies.

The Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund are managed by the Fixed Income research team of Denver Investment Advisors. Investment professionals within the Fixed Income research team are responsible for making investment decisions for these Funds in accordance with each Fund's respective investment objectives and strategies. The Fixed Income research team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas. The Adviser's address is 1225 17th Street, Suite 2600, Denver, Colorado 80202. The Adviser manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises, and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers, as selected by the Adviser in its discretion.

For the advisory services it receives, the Aristata Equity, Quality Bond and Colorado Quality Tax-Exempt Funds each pay the Adviser a monthly management fee at the annual rate of 0.85%, 0.50% and 0.50%, respectively, of each fund's average net assets. For the fiscal year ended April 30, 2004, the previous Adviser, TEMPEST, received advisory fees from the Aristata Equity, Quality Bond and Colorado Tax-Exempt Funds of 0.85%, 0.50% and 0.50%, respectively, of each fund's average net assets.

Investing in the Funds

Customer Identification Program

Federal regulations require Aristata Funds to obtain your name, your date of birth (for a natural person), your residential address or physical place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Aristata Funds reserves the right to place limits on transactions in your account until your identity is verified.

Buying Fund Shares

As described below, you may purchase shares of the Funds through an authorized broker or investment adviser, or directly from the Funds. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of a Fund. Orders transmitted to the Funds in proper form prior to the close of trading (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Funds' Transfer Agent and maintains records of each shareholder's holdings of Fund shares. Your initial investment in a Fund must be preceded or accompanied by a completed, signed application. You may obtain additional Account Applications by calling the Funds at
800.644.8595. The Funds reserve the right to reject any purchase.

Minimum Purchase and Account Balance Requirements

The minimum initial investment in each Fund is $2,000. Any subsequent investments must be at least $50. If your account balance falls below $2,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record or issue a check to the shareholder of record. The Fund will notify you when your balance has fallen below $2,000, and you will be given 30 days to increase your investment above that amount.

You may establish an Individual Retirement Account ("IRA") with the Aristata Equity and Aristata Quality Bond Funds. To establish an IRA, you must complete a separate application that you can obtain by calling these Funds at 800.644.8595. The minimum initial investment in an IRA is $2,000. Any subsequent investments in an IRA must be at least $50.

Investing Through Your Broker or Investment Adviser

Shares may be available to new and existing shareholders through authorized brokers and investment advisers.

Simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker or investment adviser will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by a Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker or investment adviser.

Investing Directly with the Funds

You can invest in the Funds directly by using any of the methods described below.

By Mail. Make your check payable to the Aristata Equity, Aristata Quality Bond or Aristata Colorado Quality Tax-Exempt Funds and mail it, along with the Account Application (if your purchase is an initial investment), to the address indicated on the Account Application. Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks.

By Bank Transfer. After you have established an account with a Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must select this option on your Account Application. You also will need an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the initial authorization for the transfer to occur.

By Wire. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

State Street Bank & Trust Co.
ABA# 011000028
(Fund Name)
Credit DDA# 02148377
(Account Registration)
(Account Number)

Automatic Investment Program. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Funds at 800.644.8595 at least three business days prior to your next scheduled investment date.

The Funds may at their discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Funds reserve the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

Selling Fund Shares

Shareholders may redeem their shares, in whole or in part, on each day a Fund is valued (see the section entitled "Pricing Fund Shares" later in this
Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form. A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "Taxes" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Funds may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communications during such times.

The Funds may modify or terminate their redemption services and provisions at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. For your protection, redemptions may be suspended for a period of 15 days following an address change.

All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that fund at the beginning of such period. For redemption requests by shareholders in excess of such amounts, and, in case of an emergency or anytime a cash distribution would impair the liquidity of a Fund to the detriment of existing shareholders, the Board of Trustees reserves the right to have the Funds make payments, in whole or in part, in securities or other assets of the Fund.

You can redeem your shares directly from a Fund using any of the methods described below.

Selling Your Shares Using an Authorized Broker or Investment Adviser

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

Selling Your Shares Directly to the Funds

By Mail. You may redeem your shares by sending a letter directly to the appropriate Fund. To be accepted, a letter requesting redemption must include:

     o    your account number and account registration;
     o    the Fund name from which you are redeeming shares;
     o    the amount to be redeemed; and
     o an authorized signature(s) along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is $10,000 or greater, if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee.

By Telephone. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Funds at
800.644.8595. You should be prepared to give the telephone representative the following information:

     o your account number, social security or tax identification number and account registration;
     o    the Fund name from which you are redeeming shares; and
     o    the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Funds. The Funds employ reasonable procedures to confirm that instructions communicated by telephone to its representatives are genuine. However, if the Funds act on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs using the telephone.

By Wire. You may instruct the appropriate Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include:

     o    your account number and account registration;
     o    the Fund name from which you are redeeming shares;
     o    the amount to be redeemed; and
     o    an authorized signature(s).

Wire and bank transfer redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

Systematic Withdrawal Plan. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the 5th or 20th day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

Exchanging Fund Shares

The Aristata Funds offer two convenient ways to exchange shares in one Fund for shares in another Aristata Fund. Before engaging in an exchange transaction, a shareholder should read carefully the sections of this Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Please call the Funds at 800.644.8595 to see if the Fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. For your protection, exchanges may be suspended for a period of 15 days following an address change.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "Taxes" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the appropriate Fund. The letter of instruction must include:

     o    your account number and account registration;
     o the Fund from and the Fund into which you wish to exchange your investment;
     o    the dollar or share amount you wish to exchange; and
     o    an authorized signature(s).

Exchange by Telephone. If you have established the telephone exchange privilege on your Account Application, you may exchange Fund shares by telephone by simply calling the Funds at 800.644.8595. You should be prepared to give the telephone representative the following information:

     o your account number, social security or tax identification number and account registration;
     o the name of the Fund from and the Fund into which you wish to exchange your investment; and
     o    the dollar or share amount you wish to exchange.

The conversation may be recorded to protect you and the Fund. See the section entitled "Selling Your Shares Directly to the Funds - By Telephone" earlier in this Prospectus for a discussion of telephone transactions.

Individual Retirement Accounts ("IRA")

The Aristata Equity and Aristata Quality Bond Funds may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with these Funds.

Completion of a special application is required to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Funds at 800.644.8595 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

Pricing Fund Shares

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of a Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of a Fund's shares outstanding. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When a Fund calculates the share price for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided upon by the Trustees of the Funds.

For more information please refer to the SAI.

Taxes

The Funds intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Aristata Equity Fund, if any, are declared and paid quarterly. Income dividends for the Aristata Quality Bond and Colorado Quality Tax-Exempt Funds, if any, are declared daily and paid monthly.

Federal Taxes. Distributions of gains from the sale of assets held by each Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Aristata Equity Fund's dividends may qualify for the dividends-received deduction for corporations or a reduced applicable tax rate for individuals if certain qualifications are met. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except for distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Funds will send each shareholder an IRS Form 1099-DIV by January 31.

State Taxes. Distributions received from the Aristata Colorado Quality Tax-Exempt Fund will not be subject to Colorado personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. Government or any of its agencies and certain instrumentalities, or on bonds or securities issued by the State of Colorado or any county, municipality or political subdivision of Colorado, including any agency, board, authority or commission thereof, without regard to maturity.

Taxation of Certain Private Activity Bonds. Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the AMT. Therefore, shareholders who may be deemed to be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds could suffer adverse tax consequences from investing in the Aristata Colorado Quality Tax-Exempt Fund and, therefore, should consult their tax advisers before purchasing shares of the Aristata Colorado Quality Tax-Exempt.

"Buying a Dividend." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

Conversion of the Fund. On or before March 2, 1998, common trust and collective investment fund assets ("pools") managed by the previous Adviser, TEMPEST INVESTMENT COUNSELORS, INC., contributed assets to the Funds in exchange for shares of the Funds. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from the pools for shares of the Funds ("reorganizing shareholders") or to investors who acquire shares of the Funds after a transfer ("new shareholders"). The historical tax cost basis of the pool assets is carried forward to the Funds. Therefore, if appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Funds even though the value of their investment in the Funds may not have increased. The effect on shareholders who transferred into the Funds would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, reorganizing shareholders who transferred into the Funds will be unable to utilize the loss to offset gains, but, because the transfer itself did not result in any realized gains (or losses), the inability of shareholders who transferred into the Funds to utilize unrealized losses will have no immediate tax effect. New shareholders, to the extent that unrealized losses are realized by the Funds, may benefit by any reduction in net tax liability attributable to the losses.

Other Tax Information. The information above is only a summary of some of the federal tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions from the Aristata Equity and Aristata Quality Bond Funds may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the federal and state tax laws to determine whether the Funds are suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that 1) all information provided is true and correct, 2) the number shown on the Account Application is your correct tax identification number, and 3) you are not subject to back-up withholding, either because: you have not been notified by the Internal Revenue Service ("IRS") that you are subject to back-up withholding due to your underreporting of interest or dividends; or the IRS has notified you that you are no longer subject to back-up withholding, and 4) you are a U.S. Person(s) (including a U.S. resident alien).

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which are available upon request by calling the Funds at 800.644.8595.

Selected data for a share of beneficial interest outstanding throughout the period indicated:


ARISTATA Equity Fund
                                                                  For the Year Ended April 30,
                                                 -------------------------------------------------------------------
                                                   2004           2003           2002           2001          2000
                                                 -------        -------        -------        -------        -------
Selected Per-Share Data:
Net asset value - beginning of period              $6.47          $8.22          $9.34          $9.34         $11.11
Income from investment operations:
Net investment income                               0.05           0.07           0.10           0.11           0.12
Net realized and unrealized gain (loss)
     on investments                                 1.64          (1.49)         (0.58)          0.78          (0.01)
  Total income (loss) from investment
     operations                                     1.69          (1.42)         (0.48)          0.89           0.11

Distributions:
  From net investment income                       (0.05)         (0.07)         (0.09)         (0.11)         (0.12)
  From net realized gain                             --           (0.26)         (0.55)         (0.78)         (1.76)
  Total distributions                              (0.05)         (0.33)         (0.64)         (0.89)         (1.88)

Net asset value - end of period                    $8.11          $6.47          $8.22          $9.34          $9.34

Total Return*                                      26.21%        (17.25)%        (4.99)%        10.31%          2.23%
Ratios and Supplemental Data:
Net assets, end of period (000)                  $31,244        $24,281        $67,698        $68,707        $73,076

Ratio of expenses to average net assets             1.53%          1.29%          1.05%          1.05%          1.01%
Ratio of net investment income to
  average net assets                                0.65%          1.10%          1.10%          1.14%          1.20%
Ratio of expenses to average net
  assets without fee waivers                        1.58%          1.47%          1.17%          1.16%          1.09%
Ratio of net investment income to
  average net assets without fee waivers            0.60%          0.92%          0.99%          1.03%          1.12%

Portfolio turnover rate                            25.83%         17.82%         24.12%         27.47%         16.63%

* Total return would have been lower had various fees not been waived during the period.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA Quality Bond Fund
                                                                  For the Year Ended April 30,
                                                  -------------------------------------------------------------------
                                                    2004           2003           2002           2001          2000
                                                  -------        -------        -------        -------        -------
Selected Per-Share Data:
Net asset value - beginning of period               $9.94          $9.75          $9.75          $9.32          $9.88
Income from investment operations:
  Net investment income                              0.35           0.51           0.57           0.60           0.59
  Net realized and unrealized gain (loss)
     on investments                                 (0.37)          0.34          (0.01)          0.43          (0.57)

  Total income (loss) from investment
     operations                                     (0.02)          0.85           0.56           1.03           0.02

Distributions:
  From net investment income                        (0.40)         (0.66)         (0.56)         (0.60)         (0.58)
  Total distributions                               (0.40)         (0.66)         (0.56)         (0.60)         (0.58)

Net asset value - end of period                     $9.52          $9.94          $9.75          $9.75          $9.32

Total Return*                                       (0.21)%         8.93%          5.85%         11.33%          0.28%

Ratios and Supplemental Data:
Net assets, end of period (000)                   $11,488        $16,418        $41,822        $42,399        $42,408

Ratio of expenses to average net assets              1.42%          0.94%          0.70%          0.70%          0.68%
Ratio of net investment income to
  average net assets                                 4.09%          5.02%          5.75%          6.25%          6.16%
Ratio of expenses to average net
  assets without fee waivers                         1.47%          1.06%          0.77%          0.79%          0.75%
Ratio of net investment income to
  average net assets without fee waivers             4.04%          4.91%          5.67%          6.16%          6.10%

Portfolio turnover rate                             33.82%         20.41%         32.04%         15.72%         10.06%

* Total return would have been lower had various fees not been waived during the period.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA Colorado Quality Tax-Exempt Fund

                                                                                For the Year Ended April 30,
                                                           --------------------------------------------------------------------
                                                            2004           2003           2002           2001           2000
                                                           -------        -------        -------        -------        -------
Selected Per-Share Data:
Net asset value - beginning of period                        $9.95          $9.65          $9.58          $9.35          $9.89
Income from investment operations:
  Net investment income                                       0.33           0.38           0.45           0.46           0.46
  Net realized and unrealized gain (loss)
     on investments                                          (0.26)          0.30           0.08           0.23          (0.45)

  Total income from investment operations                     0.07           0.68           0.53           0.69           0.01

Distributions:
  From net investment income                                 (0.33)         (0.38)         (0.44)         (0.46)         (0.46)
  From net realized gain                                     (0.12)       --               (0.02)       --               (0.09)
  Total distributions                                        (0.45)         (0.38)         (0.46)         (0.46)         (0.55)

Net asset value - end of period                              $9.57          $9.95          $9.65          $9.58          $9.35

Total Return*                                                 0.68%          7.19%          5.62%          7.50%          0.16%

Ratios and Supplemental Data:
Net assets, end of period (000)                            $11,182        $13,969        $13,350        $12,725        $13,799

Ratio of expenses to average net assets                       1.17%          0.86%          0.50%          0.50%          0.48%
Ratio of net investment income to
  average net assets                                          3.34%          3.86%          4.57%          4.81%          4.85%
Ratio of expenses to average net assets
  without fee waivers and reimbursements                      1.21%          1.09%          1.03%          1.04%          0.93%
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                                  3.30%          3.62%          4.04%          4.27%          4.41%

Portfolio turnover rate                                      10.93%         17.79%         15.91%          9.29%         12.41%

* Total return would have been lower had various fees not been waived during the period.

ADDITIONAL INFORMATION
ABOUT THE FUNDS
                                              Aristata Mutual Funds
You can request  other  information           PMB Box 610
about  the   Funds,   including   a           303 Sixteenth Street, Suite 016
Statement       of       Additional           Denver, CO  80202-5657
Information,   annual  report,   or           800.644.8595
semi-annual report, free of charge,
by contacting  ALPS at 800.644.8595           Investment Adviser
or   writing   to   ALPS   at  1625           Denver Investment Advisors LLC
Broadway,   Suite   2200,   Denver,           1225 17th Street Suite 2600
Colorado   80202.   In  the  Funds'           Denver, CO  80202
annual  report,  you  will  find  a
discussion of the market conditions           Administrator
and  investment   strategies   that           ALPS Mutual Funds Services, Inc.
significantly  affected  the Funds'           1625 Broadway
performance  during the last fiscal           Suite 2200
year.                                         Denver, CO  80202

The    Statement   of    Additional           Distributor
Information    provides    detailed           ALPS Distributors, Inc.
information  about the Funds and is           1625 Broadway
incorporated  into this  Prospectus           Suite 2200
by  reference.  You may  review and           Denver, CO  80202
copy, upon payment of a duplicating
fee,   the  Funds'   Statement   of
Additional   Information,   at  the
SEC's  Public   Reference  Room  in
Washington,   D.C.   You  also  can         ARISTATA FUNDS
obtain   this   information,   upon
payment of a  duplicating  fee,  by         |X|  Are NOT insured by the FDIC, a
writing  to  the  Public  Reference              bank or any agency of the U.S.
Section  of  the  SEC,  Washington,              Government.
D.C.  20549-6009.  Copies  of  this
information  may also be  obtained,         |X|  Are NOT bank deposits or other
upon payment of a duplicating  fee,              obligations  of or  guaranteed
by   electronic   request   at  the              by a bank.
following      e-mail      address:
publicinfo@sec.gov.                         |X|  Involve    investment   risks,
                                                 including the possible loss of
Additionally,  the SEC  maintains a              the principal amount
Web      site       located      at
http://www.sec.gov   that  contains
the  SAI,   material   incorporated
herein  by  reference,   and  other
information  regarding  the  Funds.      Investment Company Act File
For  more  information   about  the      No. 811-08194
operation  of the Public  Reference
Room,   please   call  the  SEC  at
202.942.8090.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION



[TO BE UPDATED BY AMENDMENT. IT IS ANTICIPATED THAT THE SEPTEMBER 24, 2004 STATEMENT OF ADDITIONAL INFORMATION, NOT YET CURRENTLY EFFECTIVE, WILL BE MADE AVAILABLE TO SHAREHOLDERS]



                                 WESTCORE TRUST

                       Statement of Additional Information

                                       for


                           Westcore MIDCO Growth Fund
                             Westcore Blue Chip Fund
                              Westcore Growth Fund
                       Westcore Small-Cap Opportunity Fund
                           Westcore Mid-Cap Value Fund
                  (formerly Westcore Mid-Cap Opportunity Fund)
                              Westcore Select Fund
                      Westcore International Frontier Fund
                          Westcore Small-Cap Value Fund
                       (formerly Westcore Micro-Cap Fund)
                          Westcore Flexible Income Fund
                             Westcore Plus Bond Fund
                        Westcore Colorado Tax-Exempt Fund



                               September 28, 2004

                                           [TO BE UPDATED BY AMENDMENT]


                                                 Table of Contents

                                                                                                                Page

THE TRUST.........................................................................................................

INVESTMENT OBJECTIVES AND POLICIES................................................................................

NET ASSET VALUE...................................................................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................................

DESCRIPTION OF SHARES.............................................................................................

ADDITIONAL INFORMATION CONCERNING TAXES...........................................................................

MANAGEMENT OF THE FUNDS...........................................................................................

CUSTODIAN AND TRANSFER AGENT......................................................................................

EXPENSES

AUDITORS AND FINANCIAL STATEMENTS.................................................................................

COUNSEL

CODES OF ETHICS...................................................................................................

PROXY VOTING POLICIES AND PROCEDURES..............................................................................

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS................................................................

MISCELLANEOUS.....................................................................................................

APPENDIX A.....................................................................................................A-1

APPENDIX B.....................................................................................................B-1

APPENDIX C.....................................................................................................C-1


         This Statement of Additional Information is meant to be read in conjunction with the Funds' Prospectus dated September 28, 2004, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus for the particular Fund. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds' Prospectus dated September 28, 2004, may be obtained by calling
1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. ("ADI") at 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Financial Statements and Independent Accountants Report thereon in this SAI are incorporated by reference from the Funds' Annual Report, which contains additional performance information and may be obtained without charge by writing the address above or calling the toll-free number above. No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


THE TRUST


         Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust's predecessor was originally incorporated in Maryland on January 11, 1982.


         The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This Statement of Additional Information pertains to the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Value Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds"). The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Select Fund, Westcore International Frontier Fund and Westcore Small-Cap Value Fund are sometimes referred to as the "Westcore Equity Funds." The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the "Westcore Bond Funds." For information concerning any investment portfolios offered by the Trust, contact ADI at 1625 Broadway, Suite 2200, Denver, Colorado 80202 or call 1-800-392-CORE
(2673).

INVESTMENT OBJECTIVES AND POLICIES


         The Trust is an open-end, management investment company. The Funds (other than the Westcore Select and Colorado Tax-Exempt Funds, which are non-diversified) are diversified portfolios of the Trust.


         The Prospectuses for the Funds describe the Funds' investment objectives. The following information supplements and should be read in conjunction with the description of the investment objective and principal strategies for each Fund in the Prospectuses.

Portfolio Transactions
----------------------

         Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

         Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

         The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.


         There was a significant increase in the portfolio turnover rate for the Small-Cap Opportunity Fund for the fiscal year ended May 31, 2004 when compared to the fiscal year ended May 31, 2003. As a result of the overall increase in the equity markets during this period, portfolio holdings reached the price target set by the Adviser more frequently. As a result, more sales, and purchases to replace these holdings, were required.

         Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. During the fiscal years ended May 31, 2004, May 31, 2003 and May 31, 2002, the Funds paid the following amounts in brokerage commissions:


                          [TO BE UPDATED BY AMENDMENT]

Brokerage Commissions Paid

                                                            Year Ended May      Year Ended        Year Ended
                                                               31, 2004        May 31, 2003      May 31, 2002
                                                               --------        ------------      ------------
Westcore MIDCO Growth Fund                                                     $    220,904      $   223,551
Westcore Blue Chip Fund                                                              60,864           72,707
Westcore Growth Fund                                                                 53,956           37,342
Westcore Small-Cap Opportunity Fund                                                  87,826          101,725
Westcore Mid-Cap Value Fund                                                          24,153           21,233
Westcore Select Fund                                                                 53,833          449,218
Westcore International Frontier Fund                                                 28,248          132,684
Westcore Flexible Income Fund                                                         2,560            1,725
                                                                               ------------
Westcore Plus Bond Fund                                                                 150                0
                                                                               ------------      ------------
Aggregate Commissions                                                          $    532,494      $ 1,040,185
                                                                               ============      ===========



         For the same periods the Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions. During the fiscal years ended May 31, 2004, May 31, 2003, and May 31, 2002, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.


         Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, Denver Investment Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the Fund. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an investment adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

         During the past fiscal year, the Adviser directed brokerage transactions through a broker because of research services provided. The principal amount of the transactions and the related commissions were as follows:

                          [TO BE UPDATED BY AMENDMENT]


                                                        Principal Amount                   Commissions
                                                        ----------------                   -----------
Westcore MIDCO Growth Fund                          $                                   $
Westcore Blue Chip Fund                             $                                   $
Westcore Growth Fund                                $                                   $
Westcore Small-Cap Opportunity Fund                 $                                   $
Westcore Mid-Cap Value Fund                         $                                   $
Westcore Select Fund                                $                                   $
Westcore International Frontier Fund                $                                   $
Westcore Flexible Income Fund                       $                                   $
Westcore Plus Bond Fund                             $                                   $

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Act of 1940, as amended (the "1940 Act") or their parent companies. As of May 31, 2004, the following Funds held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities as listed below:


                                           [TO BE UPDATED BY AMENDMENT]

------------------------------------- -------------------------- -------------------------- --------------------------
                                                                                                 Lehman Brothers
                                           Citigroup Inc.           Goldman Sachs & Co.            Holdings Inc.
------------------------------------- -------------------------- -------------------------- --------------------------
Westcore Blue Chip Fund               $                          $                          $
------------------------------------- -------------------------- -------------------------- --------------------------
Westcore Mid-Cap Value Fund           $      -                   $         -                $
------------------------------------- -------------------------- -------------------------- --------------------------


         Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). However, Denver Investment Advisors is authorized in allocating purchase and sale orders for portfolio securities to broker/dealers and other financial institutions (including institutions that are affiliated with the Adviser or principal underwriter) to take into account the sale of Fund shares if Denver Investment Advisors believes that the quality of the transaction and the amount of the commission are comparable to those of other qualified brokerage firms. In addition, the Westcore Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC. In certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Investment decisions for each Fund are made independently from those for the other Funds and investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts also may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the available securities will be allocated between the Fund and the other purchaser in a manner which Denver Investment Advisors believes to be equitable to both. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund. To the extent permitted by law, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Moody's Investors  Service,  Inc ("Moody's") and Standard & Poor's Ratings Group
--------------------------------------------------------------------------------
("S&P") Ratings (collectively "Rating Agencies")
------------------------------------------------

         The ratings of ratings agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Tax-Exempt Obligations (Westcore Bond Funds)
--------------------------------------------

         Tax-Exempt Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term "Tax-Exempt Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Westcore Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Certain of the Tax-Exempt Obligations held by the Westcore Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

         Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term Tax-Exempt Obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. To the extent that the Fund's assets are concentrated in these types of Tax-Exempt Obligations and the Fund is non-diversified, it will be more susceptible to economic, political and legal developments than a diversified Fund with similar objectives whose assets are not so concentrated.

         Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain of these obligations present the risk that a municipality may not appropriate funds for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they are not as liquid or marketable as other types of Tax-Exempt Obligations and are generally valued at par or less than par in the open market.

         There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.

         In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

         Certain investments of the Funds are subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)
--------------------------------------------------------

         The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Tax-Exempt Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

         The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt
Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

Special Considerations Regarding Investments in Colorado Obligations
--------------------------------------------------------------------
(Westcore Colorado Tax-Exempt Fund)
-----------------------------------

                          [TO BE UPDATED BY AMENDMENT]

         The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the State of Colorado (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

         Economic Factors. Based on data published by the State's Office of State Planning and Budgeting as presented in the June 2003 Revenue Forecast dated June 20, 2003 (the "2003 Economic Report"), and data published in the December 20, 2002 Colorado Economic Perspective, the record-long national economic expansion ended in March 2001, after an unprecedented 10 years of growth. The Colorado economy was negatively affected by the national recession and the events of September 11. The State government's economic position has deteriorated as a result of these and other events, as explained below. According to the 2003 Economic Report, the Colorado unemployment rate averaged 5.7% in 2002, with an average unemployment rate of 5.9% projected for 2003. Total retail sales in 2002 fell 0.7% over calendar year 2001, but are projected to grow by 2.9% in 2003. Colorado non-agricultural employment growth rate declined by 1.9% in 2002, as compared with a decline of 0.9% for the nation as a whole. Employment growth is expected to fall 0.1% for 2003 as the job losses that occurred in the first half of 2003 are not fully offset by job growth in the second half of the year, and employment growth is projected at 1.8% in 2004 and 2.4% in 2005. That pace will rise to 2.9% in 2007.

         Personal income grew a modest 1.2% in Colorado during 2002, even as wage and salary disbursements declined. However, by fourth quarter 2002, personal income growth accelerated to 2.6%, and is expected to grow by 3.1% in 2003.

         Restrictions of Appropriation and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, in past fiscal years, together with other available resources, had been required to exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement is 4% of total appropriations from the General Fund. During the 2002 legislative session, due to the State government's financial position, the State legislature eliminated this reserve requirement for the 2001-02 fiscal year only. In addition, when the reserve falls below 2% percent, the Governor must implement a plan to restore the reserve to 2%.

         A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or "TABOR") requires the State and each local government to reserve 3% of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final State or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         According to the 2003 Economic Report, the fiscal year 2002-2003 ending General Fund reserve is expected to be $144.7 million, which is significantly less than the earlier forecasts. Meanwhile in fiscal year 2003-2004, expenditures are expected to have to be cut by an additional $97.1 million if the General Assembly desired to maintain the 4% Unappropriated Reserve. Without additional reductions, the anticipated year end reserve for fiscal year 2003-2004 is 2.2%.

         TABOR also restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all State and local governments combined, are excluded from the provisions of TABOR.

         The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for each subsequent fiscal year are the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. Legislation enacted in the 2002 legislative session enables the State to recoup revenues lost because the TABOR limits used during the 1990s relied on population estimates that were too low. This percentage change associated with lost revenues, known as the "growth dividend" is equal to 6% and will be applied, on a one-time basis, to the TABOR limit in future years to allow the State to keep revenues. In addition, legislation enacted in the 2003 legislative session changes the manner in which the State treats its TABOR surplus. In 1998, the General Assembly passed a bill that permitted the State to spend TABOR surplus revenues in the year in which they were received, instead of setting the money aside that needed to be refunded to taxpayers the following year. The 2003 bill requires the State to set aside surplus revenues in the year in which they are received and to recognize the payment obligation in that year, preventing the State from spending money that must be refunded in the next year. TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.

         Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. Colorado appellate courts have held that (1) Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; (2) Districts can increase mill levies to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved; (3) multi-year lease-purchase agreements subject to annual appropriation do not require voter approval; (4) notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR; (5) entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR (however, the Court did not address the issue of how valid enterprises may be created); (6) that a properly worded ballot question can permanently exempt a District from the TABOR revenue limits; and (7) urban renewal authorities are not Districts for purpose of TABOR. There is currently pending litigation seeking to effectively overturn the decision that local voters can permanently exempt Districts from TABOR's revenue limits. It is possible that additional litigation construing TABOR will be brought in the future which could impact the State or local governments.

         According to the 2003 Economic Report, for fiscal year 2001-2002, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $5,519.8 million and program revenues (cash funds) were $2,232.4 million, for revenues totaling $7,752.2 million. During fiscal year 2001-2002, the allowable TABOR growth rate (inflation plus population growth) grew at a combined rate of 4%. Accordingly, under TABOR, State expenditures during the 2001-2002 fiscal year could not exceed $8,126.2 million and the actual 2001-2002 fiscal year general fund and program revenues were $365.7 million below the limit. The 2003 Economic Report reports that Colorado will not have a TABOR surplus for the 2002-2003 fiscal year because of lower revenues collected by the State. In fact, revenues will be $749.9 million below the TABOR limit in fiscal year 2002-2003. Furthermore, the 2003 Economic Report forecasts that there will be no TABOR surplus until the 2004-2005 fiscal year.

         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         Colorado State Finances. According to State of Colorado Audited Finance Reports, under generally accepted accounting principles, the State had unrestricted General Fund ending balances of $137.5 million for fiscal year 2001-2002, and $144.7 million for fiscal year 2002-2003 (unaudited).

         For fiscal year 2002-2003 (estimated), the following tax categories generated the following percentages of the State's $5,587.7 million total revenues (accrual basis): individual income taxes represented 55% of gross fiscal year 2002-2003 receipts; sales, use, and other excise taxes represented 34% of gross fiscal year 2002-2003 receipts; and corporate income taxes represented 4% of gross fiscal year 2002-2003 receipts. For fiscal year
2003-2004, General Fund revenues of approximately $5,832.7 million and expenditures of approximately $5,539.7 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2003-2004 are not expected to be significantly different from fiscal year 2002-2003 percentages.

         According to the 2003 Economic Report, the State's financial position has deteriorated as a result of the slowing national and State economies, the events of September 11, the passage of two constitutional measures in November 2000 and certain other factors. Amendment 23 requires the State to increase its expenditures on public education, and Referendum A requires the State to reimburse local governments for lost property tax revenues as a result of a senior citizen property tax reduction. Both measures exempt revenues from the TABOR restriction. At the time these measures were adopted, the State was experiencing surpluses in its TABOR spending limitation calculation. For fiscal year 2002-2003, however, the State was $749.9 million short of this TABOR limit, requiring that the constitutional measures be funded by the General Fund.

         To address these financial issues, the State took certain measures during fiscal year 2002-2003, including, but not limited to, the reduction of General Fund appropriations by 4.2%; various short-term provisions; various long-term provisions; and cash-flow enhancements. Short-term provisions included implementing a tax amnesty program, temporarily reducing sales tax vendor fees, shifting State funding for elementary and high school education from the General Fund to other State revenue sources, diverting Unemployment Insurance Trust Fund surcharges to the General Fund, and transferring certain cash balances. Long term provision included promoting economic development, making fee-based programs self-supporting, and funding more tax examiners and revenue and compliance agents. Cash flow enhancements included authorizations to sell tobacco settlement revenues, sell and lease back certain State facilities, and issue revenue anticipation notes for the purpose of making interest-free loans to school districts experiencing temporary cash deficits. The 2003 Economic Report states that additional measures will be required during fiscal year 2003-2004 to avoid a shortfall in the General Fund. According to the report, additional expenditure reductions of $97.1 million will be necessary in fiscal year 2003-2004.

         On May 28, 2003, the President signed into law the federal Jobs and Growth Tax Relief Reconciliation Act of 2003. The provisions of the Act fund temporary state fiscal relief, provide growth incentives for business, temporarily accelerate certain previously enacted federal tax reductions, and reduce taxes on capital gains and dividends. Colorado is expected to receive two types of financial assistance under the Act, approximately $90 million through the federal Medicaid program and approximately $146 million as flexible federal grants, for a total of $238.5 million. Some of the other provisions of the Act, such as some of the tax relief provided to Colorado taxpayers, may lower Colorado income tax revenues.

         Debt. Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         Economic conditions in the State may have continuing effects on other governmental units within the State (including local government issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

U.S. Government Obligations (All Westcore Funds)
------------------------------------------------

         Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks,

Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association ("Fannie Mae"), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Money Market Instruments (All Westcore Funds)
---------------------------------------------

         Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of each Fund's total assets at the time of purchase.

         Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Adviser at the time of purchase to be of comparable quality.

         Each Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Funds intend to invest only in funding agreements which have a put feature which may be exercised on seven days' notice.

         For the Westcore Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total net assets of the Fund, plus any borrowings for investment purposes, except when made for temporary defensive purposes. The Westcore Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment or during temporary defensive periods, such as when, in the opinion of its Adviser, suitable tax-exempt obligations are unavailable. In such circumstances, there is no percentage limitation on the amount of assets which may be held uninvested by the Westcore Colorado Tax-Exempt Fund.

Variable and Floating Rate Instruments (Westcore Bond Funds)
------------------------------------------------------------

         These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

         Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets. See "Restricted Securities."

Repurchase Agreements (All Westcore Funds)
------------------------------------------

         In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Investment Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

         Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

         The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements (All Westcore Funds)
--------------------------------------------------

         Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

         When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

         Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities.

         As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Lower-Rated Securities (All Westcore Funds other than the Colorado
------------------------------------------------------------------
Tax-Exempt Fund)
----------------

         Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer's creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

         The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides this is appropriate.

Master Limited Partnerships (All Westcore Funds other than the
--------------------------------------------------------------
Colorado Tax-Exempt Fund)
-------------------------

         A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Securities Lending (All Westcore Funds other than the Colorado Tax-Exempt Fund)
-------------------------------------------------------------------------------

         Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

         When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption "Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments." Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time and will be called if a material event affecting the investment were to occur.

         Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Restricted Securities (All Westcore Funds)
------------------------------------------

         No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws. Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Adviser under the supervision of the Board determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

         In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Rights Offerings and Warrants to Purchase (All Westcore Funds)
--------------------------------------------------------------

         These Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price. This could occur when there is no movement in the level of the underlying security.

Asset-Backed Securities (Westcore Bond Funds, other than the Westcore
---------------------------------------------------------------------
Colorado Tax-Exempt Fund)
-------------------------

         These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

         The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life.

         Asset-backed   securities   are   generally   issued  as   pass-through
certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

         Asset-backed   securities  are  considered  an  industry  for  industry
concentration purposes.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Mortgage-Related Securities (Westcore Bond Funds, other than the Westcore
-------------------------------------------------------------------------
Colorado Tax-Exempt Fund)
-------------------------

         Mortgage Backed Securities Generally. Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRM's, its interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds' net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

         Each Fund may invest in multiple class pass-through securities, including CMOs and REMIC Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

         CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

         As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)
------------------------------------------------------------------------------

         Each Fund, other than the Westcore Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation which are traded over-the-counter or are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

         A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index. Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

         A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes. A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

         In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

         By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

         In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures and Related Options (All Westcore Funds, other than the Westcore
------------------------------------------------------------------------
Colorado Tax-Exempt Fund)
-------------------------

         These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

         In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions. In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments) (except as may be otherwise permitted under applicable regulations). In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

         Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks. The primary risks associated with the use of futures contracts are: (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge; (2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist;
(3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Adviser's ability to correctly predict the direction of securities prices, interest rates and other economic factors.

         For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

Foreign Securities (All Westcore Funds, other than the Westcore Colorado
------------------------------------------------------------------------
Tax-Exempt Fund)
----------------

         Each Fund may invest in foreign securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend or interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

         Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the MIDCO Growth, Growth, Blue Chip, Mid-Cap Value, Select, Small-Cap Opportunity, Small-Cap Value, Plus Bond and Flexible Income Funds' assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.


         Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians, and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Exchange Transactions (All Westcore Funds, other than the
--------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund)
----------------------------------

         These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

         Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

When-Issued Purchases and Forward Commitments (All Westcore Funds)
------------------------------------------------------------------

         Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions. These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

         When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the Adviser will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Securities Issued by Other Investment Companies; Other Entities Investing in
----------------------------------------------------------------------------
Money Market Instruments (All Westcore Funds)
---------------------------------------------

         All Funds may invest their cash balances, within the limits permitted by the Investment Company Act ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities which determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds).

         In addition, all funds except Westcore Colorado Tax-Exempt Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs").

         ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

         An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         A pro rata portion of other investment companies' expenses will be borne by the Fund's shareholders. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Derivative Instruments (All Westcore Funds)
-------------------------------------------

         Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

         Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Many of these instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how they will perform under different economic and interest rate scenarios.

Temporary Defensive Position
----------------------------

         The Westcore Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions as follows:

         The Westcore Funds may invest in short-term instruments such as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies and dollar denominated debt obligations of foreign issuers including foreign corporations and governments and Tax-Exempt Obligations. In addition, each Fund may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis. Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.


         For purposes of their respective policies to invest, under normal circumstances, at least 80% of their respective net assets, plus any borrowings for investment purposes, in a certain type of securities (i.e., securities issued by mid-cap companies, small-cap companies, large and well-established companies, micro-cap companies or fixed income securities of varying maturities, as the case may be), the total net assets of the MIDCO Growth Fund, Blue Chip Fund, Mid-Cap Value Fund, Small-Cap Opportunity Fund, Flexible Income Fund, Plus Bond Fund and Small-Cap Value Fund will be deemed to include the amount of any borrowings for investment purposes.


         The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and U.S. government obligations.

Equity and Equity-Related Securities in Plus Bond and Flexible Income Funds
---------------------------------------------------------------------------

         The Westcore Flexible Income and Plus Bond Funds may invest in obligations convertible into common or preferred stock and may acquire common or preferred stocks, warrants or other rights to buy shares.

Real Estate Investment Trusts (REITs) (All Westcore Funds other than Westcore
-----------------------------------------------------------------------------
Colorado Tax-Exempt Fund)
-------------------------

         The Funds other than the Westcore Colorado Tax-Exempt Fund may invest in REITs directly and/or in debt securities issued by REITs, as further described in the Prospectuses.

Investment Limitations
----------------------

         A Fund may not change the following investment limitations without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below).

         No Fund may:

         1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Purchase securities of companies for the purpose of exercising control.

         3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts. (This exception does not apply to the Westcore Colorado Tax-Exempt Fund.)

         6. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or the Prospectus are not deemed to be pledged for purposes of this limitation.

         None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund) may:

         1. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         2. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and
(b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

         4. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         For purposes of limitation No. 1 above, "total assets" includes the value of the collateral for the securities loans. For the purposes of limitation No. 4 above as it relates to fixed income securities, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles, and for the purposes of such limitation as it relates to international equity securities, the Trust currently intends to use the Factset Global Industry Classification Standard. As it relates to domestic equity securities, the Trust currently intends to use the Standard Industrial Classification System (SIC).


         None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund and Select Fund) may:


         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

         The Westcore Colorado Tax-Exempt Fund may not:

         1. Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         2. Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income from which is exempt from Colorado state income tax.

         3 Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         4. Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         6. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

         7. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation.

NET ASSET VALUE

         The net asset value per share of each Fund is calculated as set forth in the Prospectuses and is calculated separately from the net asset value of the other Funds. For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust. Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

         Securities are generally valued at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time).


Domestic Securities (primarily Westcore Equity Funds, except Westcore
---------------------------------------------------------------------
International Frontier Fund)
----------------------------

         Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which Domestic Securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price).

Foreign Securities (primarily Westcore International Frontier Fund)
-------------------------------------------------------------------

         Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ National Market or the domestic over-the-counter market) are generally valued at the official closing price on the principal exchange on which they are traded. In the event that official closing prices are not available, the foreign securities are generally valued at the last sale price prior to the closing of its principal exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund's independent pricing service. Forward foreign currency exchange contracts are generally valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

         Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to affect materially the Fund's net asset value (i.e., a "significant event"), the security will be valued at fair value by the Investment Adviser, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund's net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of the fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Fixed-income obligations (primarily Westcore Bond Funds)
--------------------------------------------------------

         Fixed-income obligations having a remaining maturity of greater than 60 days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Investment Adviser, and approved by the Board, which may provide "evaluated" prices using generally accepted pricing methodologies. Municipal securities are generally valued at the "evaluated" bid and all other fixed-income obligations are generally valued at the mean between the "evaluated" bid and ask prices. If the Investment Adviser concludes that the "evaluated" price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Investment Adviser or the security will be valued at fair value by the Investment Adviser, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which generally equals market value.

GENERAL POLICIES FOR ALL WESTCORE FUNDS


         When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in the Funds are sold on a continuous basis by ADI.

         Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.



         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for the same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

         The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

         A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

         On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day.

         The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulation of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customers' orders will be priced at the Fund's net asset value computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund.

         Shares purchased by financial advisers on behalf of their customers will normally be held of record by the financial advisers and beneficial ownership of shares will be recorded by the financial advisers and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial adviser and the Trust's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust's transfer agent directly to a customer with a copy to the financial adviser, or will be furnished directly to the customer by the financial adviser. Other procedures for the purchase of shares established by financial advisers in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial adviser should contact such entity directly for appropriate purchase instructions.

Retirement and Education Plans - All Westcore Funds
---------------------------------------------------

         Individual Retirement Accounts. An Individual Retirement Account ("Traditional IRA") is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement. Except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70 1/2. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual's spouse, if any, is a participant in a qualified plan and, if the individual participates in a qualified plan, his or her income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution. Distribution of an individual's Traditional IRA assets before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual's gross income. Distributions are included in gross income, except to the extent of any nondeductible contributions.

         A Roth Individual Retirement Account ("Roth IRA") is also available under the Trust for individuals who have earned income and wish to use shares of the Funds as a medium to save for retirement. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000). Contributions may be made after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual's attainment of age 59 1/2, or due to the individual's disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax and will (with certain exceptions) result in an additional 10% tax, to the extent that it is attributable to earnings.

         An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA, unless either the individual's modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return. The balance in the individual's Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except to the extent of any nondeductible Traditional IRA contributions). The 10% early distribution penalty will not apply.

         Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual's Traditional and Roth IRAs may not exceed the lesser of $3,000 (through 2004) or 100% of the individual's compensation. Additional income-based factors may further reduce an individual's contribution limit. An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual "catch-up" contribution of up to $500 (through 2005).

         The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction Simplified Employee Pension ("SARSEP") plan (subject to certain requirements). A SARSEP must have been established prior to January 1, 1997. SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must be equal to a uniform percentage of each employee's compensation (subject to certain limits). SARSEPs also permit employee pre-tax deferral contributions (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70 1/2, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts
--------------------------

         A Coverdell Education Savings Account ("Coverdell ESA") is available under the Trust for use by individuals who wish to use shares of the Funds as a funding medium to save for a child's education. A single individual with adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the adjusted gross income limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Additional income-based factors may further reduce the contribution limit. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for "qualified education expenses" are not subject to federal income tax. Qualified education expenses include "qualified higher education expenses" and "qualified elementary and secondary education expenses." Qualified higher education expenses include undergraduate or graduate education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. A distribution that is not used for qualified education expenses will be subject to federal income tax and will (with certain exceptions) result in an additional 10% tax, to the extent that it is attributable to earnings. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

         The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Funds. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673). The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

         The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve outstanding classes of shares, each class representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

         Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund's shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

         Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

         There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board of Trustees is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         The Amended and Restated Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

         The Trustees' decision to liquidate a portfolio may result from various factors which lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund's ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES


         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and at least 98% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that each Fund will do so.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         For the Colorado Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         An investment in the Colorado Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Colorado Tax-Exempt Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Colorado Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial use" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares. Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

         The premium received by a Fund for selling a put or call option generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts, and forward foreign currency exchange contracts that a Fund may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear.

         A Fund may make one or more of the elections available under the Code which apply to straddles. Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions. Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

         Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

         Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund's taxable income is reduced by distributions to its shareholders. However, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. If a Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against the shareholder's U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. A shareholder's ability to claim the foreign tax credit will be subject to various complex limitations under the Code. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.


         Long-term capital gains realized on the sale of mutual fund shares are generally taxable at a maximum federal income tax rate of 15%. Qualifying dividend income also is taxable at a maximum federal income tax rate of 15%. Capital gain distributions will be taxed at a maximum federal income tax rate of 15%. Under current law, the 15% maximum rate for qualifying dividends and long-term capital gains does not apply to taxable years beginning after December 31, 2008.


         The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The percentage required to be withheld is currently 28%.

         The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

MANAGEMENT OF THE FUNDS


                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees."


                                                                                                     Number of
                                                                                                   Portfolios in          Other
                                   Position(s)    Term of Office                                   Fund Complex      Directorships
                                   Held with      and Length of       Principal Occupation(s)       Overseen by         Held by
 Name, Address and Age(1)          The Trust      Time Served(2)      During Past 5 Years           Trustee(3)        Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES

  Jack D. Henderson(5)            Chairman            Since          Attorney, Jack D.                   11               None
  Age 77                         and Trustee    December 12, 1985    Henderson, Self-Employed
                                                                     Attorney-at-Law, 1952 to
                                                                     present.

  McNeil S. Fiske                  Trustee            Since          Chairman of the Board,              11               None
  Age 70                                        December 12, 1985    MacCourt Products
                                                                     (plastics manufacturer).

  James B. O'Boyle                 Trustee            Since          Business Consultant, 1986           11               None
  Age 76                                        December 12, 1985    to present.

  Robert L. Stamp                  Trustee            Since          Retired.                            11               None
  Age 71                                        December 12, 1985

  Lyman E. Seely                   Trustee            Since          Director of McCall Oil              11               None
  Age 86                                          April 29, 1987     and Chemical Co., 1983 to
                                                                     May 2004; Director of
                                                                     Great Western Chemical
                                                                     Co., 1983 through May
                                                                     2001; Director of OECO,
                                                                     May 1983 through 2000.

                                                                                                     Number of
                                                                                                   Portfolios in          Other
                                   Position(s)    Term of Office                                   Fund Complex      Directorships
                                   Held with      and Length of       Principal Occupation(s)       Overseen by         Held by
 Name, Address and Age(1)          The Trust      Time Served(2)      During Past 5 Years           Trustee(3)        Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
  INTERESTED TRUSTEES

  Kenneth V. Penland, CFA(6)       Trustee            Since          Retired; Chairman and               12          Chairman and
  Age 62                                         November 8, 2000    Executive Manager, Denver                       Director, Blue
                                                                     Investment Advisors LLC                         Chip Value
                                                                     (and its predecessor),                          Fund, Inc.,
                                                                     March 1983 through                              February 1987
                                                                     December 2001; Chairman                         to present.
                                                                     and Director, Blue Chip
                                                                     Value Fund, Inc.,
                                                                     February
                                                                     1987 to
                                                                     present;
                                                                     President,
                                                                     Westcore
                                                                     Funds, 1995
                                                                     to November
                                                                     2002.

                                                                                                     Number of
                                                                                                   Portfolios in          Other
                                   Position(s)    Term of Office                                   Fund Complex      Directorships
                                   Held with      and Length of       Principal Occupation(s)       Overseen by         Held by
 Name, Address and Age(1)          The Trust      Time Served(2)      During Past 5 Years           Trustee(3)        Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
  OFFICERS

  Jeffrey D. Adams, CFA            President          Since          Member and Executive               N/A                N/A
  Age 44                                        November 13, 2002    Manager, Denver
  Denver Investment Advisors LLC                                     Investment Advisors LLC,
  1225 17th Street-26th Fl.                                          August 1999 to present;
  Denver, Colorado 80202                                             Vice-President, Research
                                                                     Analyst,
                                                                     Denver
                                                                     Investment
                                                                     Advisors
                                                                     LLC, July
                                                                     1990 to
                                                                     July 1999;
                                                                     Vice
                                                                     President,
                                                                     Westcore
                                                                     Funds,
                                                                     February
                                                                     2002
                                                                     through
                                                                     November
                                                                     2002.


  Jasper R. Frontz, CPA, CFA      Treasurer           Since          Treasurer, Blue Chip               N/A                N/A
  Age 35                                        February 12, 1997    Value Fund, Inc.,
  Denver Investment                                                  November 1997 to present;
    Advisors LLC                                                     Vice President, May 2000
  1225 17th Street-26th Fl.                                          to present, and Director
  Denver, Colorado 80202                                             of Mutual Fund
                                                                     Administration, June 1997
                                                                     to present, Denver
                                                                     Investment Advisors LLC;
                                                                     Registered
                                                                     Representative, ALPS
                                                                     Distributors, Inc., 1995
                                                                     to present.

                                                                                                     Number of
                                                                                                   Portfolios in          Other
                                   Position(s)    Term of Office                                   Fund Complex      Directorships
                                   Held with      and Length of       Principal Occupation(s)       Overseen by         Held by
 Name, Address and Age(1)          The Trust      Time Served(2)      During Past 5 Years           Trustee(3)        Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
  Derek J. Mullins                Assistant           Since          Fund Controller, ALPS              N/A                N/A
  Age 30                          Treasurer      August 14, 2002     Mutual Funds Services
  ALPS Mutual Funds                                                  Inc., May 1999 to
    Services, Inc.                                                   present; Assistant
  1625 Broadway                                                      Treasurer, Stonebridge
  Suite 2200                                                         Funds Trust, December
  Denver, Colorado 80202                                             1999 to present;
                                                                     Assistant Secretary,
                                                                     Ameristock Mutual Fund,
                                                                     Inc., March 2003 to
                                                                     present; Assistant
                                                                     Secretary, Davis Park
                                                                     Series Trust, March 2003
                                                                     to present.

  Erin Douglas                    Secretary           Since          Associate Counsel, ALPS            N/A                N/A
  Age 27                                           July 8, 2004      Mutual Funds Services,
  1625 Broadway, Suite 2200                                          Inc., January 2003 to
  Denver, CO  80202                                                  present; Secretary,
                                                                     Financial Investors
                                                                     Trust, June 2004 to
                                                                     present; Secretary,
                                                                     Financial Investors
                                                                     Variable Insurance Trust,
                                                                     June 2004 to present;
                                                                     Secretary, Reaves Utility
                                                                     Income Fund, June 2004 to
                                                                     present.

------------------
1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

2    Each trustee holds  offices for an  indefinite  term until the earliest of:
     (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust's Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year,


                                      -47-

     serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust's Code of Regulations; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. As of July 1, 2004, there are currently fourteen Funds in the Fund Complex, including ten Westcore Funds, three Aristata Funds and Blue Chip Value Fund, Inc., which are also advised by Denver Investment Advisors LLC (the "Adviser" or "DIA").

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

5 The Board of Trustees determined that Mr. Henderson meets the definition of "Independent Trustee" on July 8, 2004.

6 Mr. Penland is considered to be an Interested Trustee because of his continued financial interest in the Adviser.


Standing Board Committees
-------------------------

                          [TO BE UPDATED BY AMENDMENT]

         The Board of Trustees has established three committees, i.e., Audit, Legal Compliance and Nominating.

         The Audit Committee annually considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the independent auditors. The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1. The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and shall meet otherwise as requested by the Committee's Chairman or the auditors. The Audit Committee is comprised of all of the Trustees and met two times during the fiscal year ended May 31, 2003.

         The Legal Compliance Committee is established by and among the Board of Trustees for the purpose of receiving reports of evidence of Material
Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines. There were no formal meetings of the Legal Compliance Committee during the fiscal year ended May 31, 2003. The Legal Compliance Committee is comprised of Messrs. Fiske, O'Boyle and Stamp.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee is comprised of the four Independent Trustees. There were no formal meetings of the Nominating Committee during the fiscal year ended May 31, 2003. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust's Secretary.

Trustee Ownership of Fund Shares
--------------------------------

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust.

                                           [TO BE UPDATED BY AMENDMENT]

------------------------------------ ----------------------------------------- ---------------------------------------
                                                                                     Aggregate Dollar Range of
                                                 Dollar Range of               Equity Securities in All Funds in the
Name of Trustee                          Equity Securities in the Trust(1)           Trust Overseen by Trustee
------------------------------------ ----------------------------------------- ---------------------------------------
INDEPENDENT TRUSTEES
------------------------------------ ----------------------------------------- ---------------------------------------
Jack D. Henderson                    Westcore MIDCO Growth Fund
                                         [ ]                                                    [ ]
                                     Westcore Growth Fund
                                         [ ]
                                     Westcore Select Fund
                                         [ ]
                                     Westcore International Frontier Fund
                                         [ ]
                                     Westcore Blue Chip Fund
                                         [ ]
                                     Westcore Mid-Cap Value Fund
                                         [ ]
                                     Westcore Small-Cap Opportunity Fund
                                         [ ]
                                     Westcore Colorado Tax-Exempt Fund
                                         [ ]
                                     All other Funds:  None
------------------------------------ ----------------------------------------- ---------------------------------------
McNeil S. Fiske                      Westcore Growth Fund
                                         [ ]                                                    [ ]
                                     Westcore Select Fund
                                         [ ]
                                     Westcore Blue Chip Fund
                                         [ ]
                                     Westcore Flexible Income Fund
                                         [ ]
                                     Westcore Plus Bond Fund
                                         [ ]
                                     All other Funds:  None
------------------------------------ ----------------------------------------- ---------------------------------------
James B. O'Boyle                     Westcore Growth Fund
                                         [ ]                                                    [ ]
                                     Westcore Select Fund
                                         [ ]
                                     Westcore Colorado Tax-Exempt Fund
                                         [ ]
                                     All other Funds:  None
------------------------------------ ----------------------------------------- ---------------------------------------
Robert L. Stamp                      Westcore MIDCO Growth Fund
                                         [ ]                                                    [ ]
                                     Westcore Select Fund
                                         [ ]
                                     Westcore International Frontier Fund
                                         [ ]
                                     Westcore Small-Cap Opportunity Fund
                                         [ ]
                                     Westcore Colorado Tax-Exempt Fund
                                         [ ]
                                     All other Funds:  None
------------------------------------ ----------------------------------------- ---------------------------------------

                                                                                     Aggregate Dollar Range of
                                                 Dollar Range of               Equity Securities in All Funds in the
Name of Trustee                          Equity Securities in the Trust(1)           Trust Overseen by Trustee
------------------------------------ ----------------------------------------- ---------------------------------------
Lyman E. Seely                       Westcore MIDCO Growth Fund
                                         [ ]                                                    [ ]
                                     Westcore Growth Fund
                                         [ ]
                                     Westcore Select Fund
                                         [ ]
                                     Westcore Blue Chip Fund
                                         [ ]
                                     Westcore Mid-Cap Value Fund
                                         [ ]
                                     Westcore Small-Cap Opportunity Fund
                                         [ ]
                                     Westcore Plus Bond Fund
                                         [ ]
                                     All other Funds:  None
------------------------------------ ----------------------------------------- ---------------------------------------


                                                                                     Aggregate Dollar Range of
                                                 Dollar Range of               Equity Securities in All Funds in the
Name of Trustee                          Equity Securities in the Trust(1)           Trust Overseen by Trustee
------------------------------------ ----------------------------------------- ---------------------------------------

INTERESTED TRUSTEE
------------------------------------ ----------------------------------------- ---------------------------------------

Kenneth V. Penland                   Westcore MIDCO Growth Fund
                                         [ ]                                                    [ ]
                                     Westcore Growth Fund
                                         [ ]
                                     Westcore Select Fund
                                         [ ]
                                     Westcore International Frontier Fund
                                         [ ]
                                     Westcore Blue Chip Fund
                                         [ ]
                                     Westcore Mid-Cap Value Fund
                                         [ ]
                                     Westcore Small-Cap Opportunity Fund
                                         [ ]
                                     Westcore Colorado Tax-Exempt Fund
                                         [ ]
                                     All other Funds:  None
------------------------------------ ----------------------------------------- ---------------------------------------

------------------
1 Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2002.


                          [TO BE UPDATED BY AMENDMENT]


         The Trustees and officers of the Trust, as a group, owned ___% of the outstanding shares of the Westcore MIDCO Growth Fund, ___% of the outstanding shares of the Westcore Growth Fund, ___% of the outstanding shares of the Westcore Mid-Cap Value Fund, ___% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, ___% of the outstanding shares of the Westcore Select Fund, ___% of the outstanding shares of the Westcore Blue Chip Fund, ___% of the outstanding shares of the Westcore International Frontier Fund, ___% of the outstanding shares of the Westcore Flexible Income Fund and ___% of the outstanding shares of the Westcore Colorado Tax-Exempt Fund as of August , 2004. [The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Plus Bond Fund.]


         Each Trustee receives an annual fee of $12,000 plus $500 for each Board and Board Committee meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended May 31, 2004:

                          [TO BE UPDATED BY AMENDMENT]


--------------------------------- --------------------------- ------------------------ ---------------------------
                                                              Pension or Retirement
                                  Aggregate Compensation      Benefits Accrued as      Aggregate Compensation
Name of Person/ Position          from the Trust              Part of Fund Expenses    from the Fund Complex*
--------------------------------- --------------------------- ------------------------ ---------------------------
Jack D. Henderson,
Chairman and Vice President                $                             $                         $
--------------------------------- --------------------------- ------------------------ ---------------------------
McNeil S. Fiske,
Trustee                                    $                             $                         $
--------------------------------- --------------------------- ------------------------ ---------------------------
James B. O'Boyle,
Trustee                                    $                             $                         $
--------------------------------- --------------------------- ------------------------ ---------------------------
Robert L. Stamp,
Trustee                                    $                             $                         $
--------------------------------- --------------------------- ------------------------ ---------------------------
Lyman E. Seely,
Trustee                                    $                             $                         $
--------------------------------- --------------------------- ------------------------ ---------------------------
Kenneth V. Penland,
President                                  $                             $                         $
--------------------------------- --------------------------- ------------------------ ---------------------------

  * The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fourteen funds in the Fund Complex: the ten Westcore Funds currently offered to the public, and the Aristata Funds and the Blue Chip Value Fund, each of which is advised by the Adviser.


         Each Trustee is entitled to participate in the Trust's Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

         Denver Investment Advisors, of which Mr. Adams, President of the Trust, is a member and Executive Manager and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as Adviser and co-administrator. ALPS Mutual Funds Services, Inc. ("ALPS"), of which Mr. Mullins and Ms. Thelen are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate serves as distributor to the Trust.

         No employee of ADI, ALPS, or Denver Investment Advisors receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability
---------------------------------

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser
------------------

         Denver Investment Advisors serves as investment adviser to the Funds pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

         As indicated in the Prospectuses, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors' policy regarding personal investing by members, officers and employees of Denver Investment Advisors. The Denver Investment Advisors' policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Denver Investment Advisors' policy. The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

         The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund:

                          [TO BE UPDATED BY AMENDMENT]

----------------------------- -------------------------------- -------------------------------- ------------------------------
                                        Year Ended                       Year Ended                      Year Ended
                                       May 31, 2004                     May 31, 2003                    May 31, 2002
----------------------------- -------------------------------- -------------------------------- ------------------------------
                                 Advisory        Waiver of        Advisory        Waiver of        Advisory       Waiver of
Fund Name                          Fees            Fees             Fees            Fees             Fees           Fees
----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore MIDCO Growth Fund                                           $367,286         $250,193        $599,356       $199,033

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Blue Chip Fund                                                85,623          114,320         214,782         80,242

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Growth Fund                                                   71,185           99,789          35,371         84,795

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Small-Cap                                                     91,177          180,401         196,861        162,127
Opportunity Fund

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Mid-Cap                                                            0           59,855               0         37,999
Opportunity Fund

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Select Fund                                                        0           59,711          48,067         95,773

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore International                                                      0          101,164          71,248        165,220
Frontier Fund

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Flexible Income                                                    0           35,585               0         38,818
Fund

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Plus Bond Fund                                                     0          231,736               0        246,161

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------
Westcore Colorado                                                           0          251,115          18,179        226,782
Tax-Exempt Fund

----------------------------- --------------- ---------------- --------------- ---------------- --------------- --------------

         For the fiscal year ended May 31, 2004, the Investment Adviser reimbursed additional expenses for the Westcore Select Fund, Westcore International Frontier Fund, and Westcore Flexible Income Fund in the amount of $____, $____, and $____, respectively.

         Denver Investment Advisors also performs investment advisory services for the Aristata Funds and Blue Chip Value Fund, Inc., a closed-end investment company portfolio. Investment decisions for each account managed by Denver Investment Advisors, including the Funds, are made independently from those for any other account that is or may in the future become managed by Denver Investment Advisors or its affiliates. If, however, a number of accounts managed by Denver Investment Advisors are contemporaneously engaged in the purchase or sale of the same security, the available securities or investments may be allocated in a manner believed by Denver Investment Advisors to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

         Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


         The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Value Fund became effective on October 1, 1998. The current Advisory Agreement for the Select Fund became effective on October 1, 1999. The current Advisory Agreement for the International Frontier Fund became effective on December 15, 1999. The Advisory Agreement for the Small-Cap Value Fund will become effective upon commencement of the Funds' operations. Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Denver Investment Advisors on 60 days' written notice;
ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.


         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

         Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Annual Board Approval of Investment Advisory Agreements
-------------------------------------------------------

                          [TO BE UPDATED BY AMENDMENT]


         At a meeting held on August __, 2004, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Trust's investment advisory agreement with Denver Investment Advisors with respect to the Funds, for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The Trustees considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its service to the Trust; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Trust; and a comparison of fees charged by the Adviser with fees charged to similar clients. The Trustees also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreement.


         Among other items, the Trustees also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets). The Board also considered a report on soft dollar commissions which included information on brokers, total commissions and average commission per share paid for the Funds for the fiscal year ended May 31, 2003, and information on the types of research and services obtained by Denver Investment Advisors in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions."

         After discussion, the Board of Trustees concluded that Denver Investment Advisors had the capabilities, resources and personnel necessary to manage the Trust. The Board of Trustees also concluded that based on the services that Denver Investment Advisors would provide to the Trust under the investment advisory agreements and the expenses incurred by Denver Investment Advisors in the performance of such services, the compensation to be paid to Denver Investment Advisors was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreements with Denver Investment Advisors for an additional one-year period.

Distributor
-----------


         ADI (formerly known as ALPS Mutual Funds Services, Inc.) (the "Distributor"), with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. For the fiscal years ended May 31, 2004, May 31, 2003, and May 31, 2002, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.


Administrators, Bookkeeping and Pricing Agent
---------------------------------------------


         Pursuant to an Administrative Agreement, ALPS and Denver Investment Advisors serve as co-administrators to the Funds (the "Administrators"), and have agreed to pay all expenses they incur in connection with their administrative activities. As Administrators, they have agreed to: assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and limitations; and generally assist in each Fund's operations. Under the Administrative Agreement, the Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, in connection with the performance of the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrators in the performance of their duties and obligations under the agreement. The Administrators are entitled to receive a fee from each Fund for administrative services, computed daily and payable monthly, at the aggregate annual rate of .30% of each Fund's average daily net assets with respect to the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income
Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund. The Administrators have contractually agreed to waive fees as set forth in the prospectus and may voluntarily waive all or any portion of their administration fees from time to time. Prior to the current Administration Agreement, which became effective on October 1, 1995, ALPS served as sole Administrator to the Funds.


         In addition to the services it provides as co-administrator, ALPS has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

         The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

         The following table summarizes the administration fees paid by the Funds and any administration fee waivers for the last three fiscal years:

                          [TO BE UPDATED BY AMENDMENT]

------------------------- ---------------------------------- ---------------------------------- ------------------------------
                                     Year Ended                         Year Ended                       Year Ended
                                    May 31, 2004                       May 31, 2003                     May 31, 2002
------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
                          Administration      Waiver of      Administration      Waiver of      Administration    Waiver of
Fund Name                      Fees              Fees             Fees              Fees             Fees            Fees
------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore MIDCO Growth                                             $284,991                $0         $351,857       $16,630
Fund

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Blue Chip Fund                                             92,282                 0          134,755         1,410

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Growth Fund                                                78,911                 0           53,814         1,647

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Small-Cap                                                  81,473                 0          105,541         2,155
Opportunity Fund

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Mid-Cap Value                                               2,533            21,409                0        15,200
Fund

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Select Fund                                                     0            27,559           64,725         1,663

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore International                                                   0            25,291           57,054         2,063
Frontier Fund

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Flexible                                                        0            23,723                0        25,878
Income Fund

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Plus Bond Fund                                             80,393            73,552          122,447        41,660

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------
Westcore Colorado                                                  148,408             2,261          142,332         4,645
Tax-Exempt Fund

------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- -------------


CUSTODIAN AND TRANSFER AGENT

         The Bank of New York (the "Custodian"), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. BNY Western Trust Company served as custodian to the Trust from

December 1, 1997 until September 30, 1999. Prior to December 1, 1997, Wells Fargo Bank, N.A. served as custodian to the Trust.


         ALPS serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds;
(c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.


EXPENSES

         Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.


DISCLOSURE OF FUND PORTFOLIO HOLDINGS

         It is Westcore Funds policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Fund's website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Fund's website on or around the 15th of each month. Neither the Funds nor its investment adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Fund's President and Treasurer may authorize the disclosure of information about portfolio securities which deviates from the policy described above which will be disclosed to the Board of Trustees at its next regularly scheduled meeting. Westcore Funds may provide holding information to third party rating agencies (i.e. Morningstar and Lipper) through its service providers earlier than the 15th of each month under confidentiality agreements as long as the data provided is not publicly disclosed prior to the 15th of each month. This allows these entities to collect and process the data before publicly disseminating such information. Denver Investment Advisors LLC has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Adviser. This policy is subject to annual review by the Westcore Board of Trustees.


AUDITORS AND FINANCIAL STATEMENTS

         Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as independent auditors for the Funds. The Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2003 has been filed with the SEC. The financial statements and notes thereto in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Independent Accountants Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

         Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

         Westcore and Denver Investment Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

PROXY VOTING POLICIES AND PROCEDURES

         The Trustees, at their May 2003 Board meeting, adopted Denver Investment Advisors' proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Westcore Funds. To execute this responsibility, Denver Investment Advisors relies heavily on its subscription to the Institutional Shareholder Services ("ISS") Proxy Voting Systems. A copy of Denver Investment Advisors proxy voting policy and procedures is attached hereto as Appendix C and is incorporated herein by reference.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

         From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications which may include comparisons of a Fund's performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

Performance information is generally available by calling ALPS at 1-800-392-CORE
(2673).

         Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

         Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations - Westcore Bond Funds
----------------------------------------

         The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      a-b      (6)
                          Yield = 2 [(----- + 1)  - 1]
                                      cd

         Where:   a =      dividends and interest earned during the period.

                           B = expenses accrued for the period (net of reimbursements).

                           C =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           D = net asset value per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation

(including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May [?], 2004 were as follows:

                          [TO BE UPDATED BY AMENDMENT]



                                        30-Day Yield                      30-Day Yield
         Fund                           (before fee waivers)              (after fee waivers)
         ----                           --------------------              -------------------
Westcore Flexible Income Fund                         [ ]                               [ ]

Westcore Plus Bond Fund                               [ ]                               [ ]

Westcore Colorado Tax-Exempt Fund                     [ ]                               [ ]

"Tax-Equivalent" Yield Calculations - Westcore Colorado Tax-Exempt Fund
-----------------------------------------------------------------------

         The Fund's "tax-equivalent" yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. The Fund's tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


         Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 2004 (after fee waivers) were [ ] and [ ], respectively, and before fee waivers were [ ] and [ ], respectively.


         Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate and assuming the Colorado tax is deductible for calculating federal income tax liability) for the Westcore Colorado Tax-Exempt Fund.

Total Return Calculations
-------------------------

         The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results. Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                                  (1/N)
                               ERV
                         T = [(--------)  -1]
                                  P

         Where:       ERV=          ending redeemable value at the end of the
                                    period covered by computation of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the period.

                      P=            hypothetical initial payment of $1,000.

                      N= period covered by the computation, expressed in terms of years.

         The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                   ERV
                          T = [(----------) -1]
                                    P

         The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


         Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended May 31, 2004, for the five and ten year periods ended May 31, 2004 and for the periods since commencement of the Funds' respective operations were as follows:


                          [TO BE UPDATED BY AMENDMENT]


----------------------------------------- ------------------ ----------------- ----------------- -------------------
                                                                Five Years     Ten Years Ended    Since Inception
                                             Year Ended           Ended          May 31, 2004            To
Fund                                        May 31, 2004       May 31, 2004                         May 31, 2004
----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore MIDCO Growth Fund(1)                        [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Blue Chip Fund(2)                           [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Growth Fund(2)(6)                           [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Small-Cap Opportunity Fund(3)               [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Mid-Cap                                     [ ]               [ ]               [ ]                 [ ]
Value Fund(5)

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Select Fund(9)                              [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore International Frontier Fund(9)              [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Flexible Income Fund(2)(7)                  [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Plus Bond Fund (2) (8)                      [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------
Westcore Colorado Tax-Exempt Fund(4)                 [ ]               [ ]               [ ]                 [ ]

----------------------------------------- ------------------ ----------------- ----------------- -------------------

                                      -64-

------------------
(1)  Commenced Operations on August 1, 1986.
(2)  Commenced Operations on June 1, 1988.
(3)  Commenced Operations on December 28, 1993.
(4)  Commenced Operations on June 1, 1991.
(5) Commenced Operations on October 1, 1998. The Westcore Mid-Cap Value Fund was formerly known as the Mid-Cap Opportunity Fund. The Fund's name was changed from Mid-Cap Opportunity Fund to Mid-Cap Value Fund effective on September 28, 2004 to better reflect the Fund's "value" investment strategy consistent with its new benchmark index which changed from the Russell Mid-Cap Index to the Russell Mid-Cap Value Idnex on the same date.
(6) The Westcore Growth Fund was formerly known as the Growth and Income Fund. The Fund's name was changed from the "Growth and Income Fund" to the "Growth Fund" on October 1, 2002 to reflect a change in the Fund's investment strategy. The Fund's name was changed from the "Equity Income Fund" to the "Growth and Income Fund" on January 1, 1996 to reflect a different objective and policies. Prior to January 1, 1996, the Fund's objective was to seek reasonable income through investments in income-producing securities. On January 1, 1996, the Fund's objective was revised to seek long-term total return through capital appreciation and current income through investments in equity securities. Past performance is not intended to be indicative or representative of future performance.
(7) The Westcore Flexible Income Fund was formerly known as the Long-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek long-term total rate of return by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.
(8) The Westcore Plus Bond Fund was formerly known as the Intermediate-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities.
(9)  Commenced Operations on December 15, 1999.


         The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

         Average  annual  total  return  (after  taxes on  distributions)  for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., Morningstar, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser's method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions which may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

         As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

                          [TO BE UPDATED BY AMENDMENT]


         As of August __, 2004 the following shareholders owned more than 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------



WESTCORE GROWTH FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------






WESTCORE BLUE CHIP FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------



Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------



WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------



WESTCORE FLEXIBLE INCOME FUND


Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------




WESTCORE PLUS BOND FUND

Name and Address of Shareholder        % of Fund Held        Share Balance        Asset Balance        Type of Ownership
-------------------------------        --------------        -------------        -------------        -----------------



WESTCORE COLORADO TAX EXEMPT FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------





WESTCORE MID-CAP VALUE FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------



WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address of Shareholder        % of Fund Held       Share Balance       Asset Balance          Type of Ownership
-------------------------------        --------------       -------------       -------------          -----------------





WESTCORE SELECT FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------




Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------






- All above-listed shares of the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Colorado Tax-Exempt Bond Fund, Westcore Mid-Cap Value Fund, Westcore International Frontier Fund, and Westcore Select Fund, were owned of record by the owners named above, except to the Trust's knowledge where also owned beneficially as indicated above.


                          [TO BE UPDATED BY AMENDMENT]


         Insofar as the management of the Fund is aware, as of August , 2004, no person owned, beneficially or of record, more than 25% of the outstanding shares of a Fund, except for (1) , in Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Flexible Income Fund, Westcore Colorado Tax-Exempt Fund and Westcore Mid-Cap Value Fund; (2) Colorado Business Bank in Westcore Blue Chip Fund and Westcore Plus Bond Fund; and (3) Cherry Trust & Co. in Westcore Select Fund. Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. Each of these persons is believed to hold its shares of the Funds as nominee for the benefit of its clients.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings
------------------------------------------------

Standard & Poor's

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         o  Positive means that a rating may be raised.
         o  Negative means that a rating may be lowered.
         o  Stable means that a rating is not likely to change.
         o  Developing means a rating may be raised or lowered.
         o  N.M. means not meaningful.

Moody's

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings
----------------------

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B


         As stated in the Prospectuses, all Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund may enter into futures contracts and options on futures contracts for hedging purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

         Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's or SEC's regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I.       Interest Rate Futures Contracts.
         --------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

         A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Security Futures Contracts and Stock Index Futures Contracts.
         -------------------------------------------------------------

         Security Futures Contracts. A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, a Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

         Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         Stock Index Futures Contracts. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.     Futures Contracts on Foreign Currencies.
         ----------------------------------------

         To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, a Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV.      Margin Payments.
         ----------------

         Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts.
         -------------------------------------------

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only if there is a secondary market for such futures. Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.      Options on Futures Contracts.
         -----------------------------

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.     Accounting Treatment.
         ---------------------

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   APPENDIX C

                  Denver Investment  Advisors LLC, unless otherwise  directed by our clients, will research,  vote and record all proxy ballots for the security positions we maintain on our clients' behalf.
    DENVER        To execute this responsibility to the highest standard, Denver
  INVESTMENT Investment Advisors LLC relies heavily on its subscription to ADVISORS LLC the ISS Proxy Voting system ("VoteX"). ISS (or Institutional
                  Shareholder    Services)    provides    proxy   research   and
                  recommendations,  as  well  as  automated  voting  and  record
  [GRAPHIC]       keeping, and is the world's leader in these services.

                  We have fully reviewed and approved the ISS Proxy Voting Guidelines and follow their recommendations on most issues brought to a shareholder vote. Subcategories within the guidelines include:

  Proxy Policy    1)   Operational Items
                  2)   Board of Directors
                  3)   Proxy Contests
                  4)   Anti-takeover Defenses and Voting Related Issues
                  5)   Mergers and Corporate Restructurings
                  6)   State of Incorporation
                  7)   Capital Structure
                  8)   Executive and Director Compensation
                  9)   Social and Environmental Issues
                  10)  Mutual Fund Proxies
                  11)  Global Proxy Voting Matters

  SEVENTEENTH     In the rare  instance  where our research or security  analyst
    STREET        believes that any ISS recommendation would be to the detriment
1225 17TH STREET  of our  investment  clients,  we can and will override the ISS
  26TH FLOOR recommendation through a manual vote. The final authorization DENVER, CO 80202 to override an ISS recommendation must be approved by an
                  Executive  Manager  of  Denver  Investment  Advisors  LLC or a
                  member of its Management  Committee other than the analyst.  A
 (303) 312-5000   written  record  supporting  the  decision to override the ISS recommendation will be maintained.

                  Special considerations are made for stocks traded on foreign exchanges. Specifically, if voting will block the liquidity of these stocks, Denver Investment Advisors LLC will not exercise its voting rights.

                  For any matters subject to proxy vote for mutual funds in which Denver Investment Advisors LLC is an affiliated party, Denver Investment Advisors will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

                  Client information is automatically recorded in "VoteX" for record keeping. For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting. Those votes are
   Page 1 then manually recorded in the ISS Proxy VoteX system. For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

                  Denver Investment Advisors LLC maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

                  If you have any specific questions or concerns that have not been addressed here, please do not hesitate to contact your portfolio manager. Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

                                    Adopted:    April 2003
                  Last Amended:     September 2003

                           ISS Proxy Voting Guidelines

Summary
The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent
     o    Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares
     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
     o Are audit committee members and the non-audit fees paid to the auditor are excessive.
     o Are inside directors or affiliated outside directors and the full board is less than majority independent
     o    Sit on more than six boards
     o Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     o    Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
     o    Two-thirds independent board
     o    All-independent key committees
     o    Established governance guidelines

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o Long-term financial performance of the target company relative to its industry
     o    Management's track record
     o    Background to the proxy contest
     o    Qualifications of director nominees (both slates)
     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price
     o    Fairness opinion
     o    Financial and strategic benefits
     o    How the deal was negotiated
     o    Conflicts of interest
     o    Other alternatives for the business
     o    Noncompletion risk

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Impact on the balance sheet/working capital
     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits
     o    Anticipated use of funds
     o    Value received for the asset
     o    Fairness opinion
     o    How the deal was negotiated
     o    Conflicts of interest

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
     o    Dilution to existing shareholders' position
     o    Terms of the offer
     o    Financial issues
     o    Management's efforts to pursue other alternatives
     o    Control issues
     o    Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
     o    The reasons for the change
     o    Any financial or tax benefits
     o    Regulatory benefits
     o    Increases in capital structure
     o Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
     o    Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
     o Prospects of the combined company, anticipated financial and operating benefits
     o    Offer price
     o    Fairness opinion
     o    How the deal was negotiated
     o    Changes in corporate governance
     o    Change in the capital structure
     o    Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
     o    Tax and regulatory advantages
     o    Planned use of the sale proceeds
     o    Valuation of spinoff
     o    Fairness opinion
     o    Benefits to the parent company
     o    Conflicts of interest
     o    Managerial incentives
     o    Corporate governance changes
     o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders
     o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a companyspecific dilution cap.
Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
     o    Cash compensation, and
     o    Categorization of the company as emerging,  growth,  or mature.
These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of longterm incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director  Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
     o    Historic trading patterns
     o    Rationale for the repricing
     o    Value-for-value exchange
     o    Option vesting
     o    Term of the option
     o    Exercise price
     o    Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value
     o    Offering period is 27 months or less, and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares
Vote AGAINST employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value, or
     o    Offering period is greater than 27 months, or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
     o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
     o The parachute should be less attractive than an ongoing employment opportunity with the firm
     o    The triggering mechanism should be beyond the control of management
     o The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employeewide plans.

9. Social and Environmental Issues

Consumer Issues and Public Safety
Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
     o The availability and feasibility of alternatives to animal testing to ensure product safety, and
     o The degree that competitors are using animal- free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     o The company has already published a set of animal welfare standards and monitors compliance
     o The company's standards are comparable to or better than those of peer firms, and
     o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
     o    Whether the proposal focuses on a specific drug and region
     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
     o    Whether the company already limits price increases of its products
     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
     o    The extent that peer companies implement price restraints


Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
     o    Any  voluntary  labeling  initiatives  undertaken or considered by the company.
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
     o The company's existing healthcare policies, including benefits and healthcare access for local workers
     o    Company donations to healthcare providers operating in the region
Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
     o The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
     o The company's initiatives in this regard compared to those of peer companies

Predatory Lending
Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
     o Whether the company has adequately disclosed the financial risks of its subprime business
     o Whether the company has been subject to violations of lending laws or serious lending controversies
     o    Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:
     o    Whether the company complies with all local ordinances and regulations
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
     o    Whether  the  company  has  gone  as  far  as  peers  in   restricting
          advertising
     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
     o Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
     o    The percentage of the company's business affected
     o    The feasibility of a spinoff
     o    Potential  future   liabilities   related  to  the  company's  tobacco
          business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

Environment and Energy
Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
     o    Whether there are publicly available environmental impact reports
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
     o    The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:
     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
     o Environmentally conscious practices of peer companies, including endorsement of CERES
     o    Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
     o    Approximate costs of complying with current or proposed  environmental laws
     o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
     o    Measurements of the company's emissions levels
     o Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
     o    The company's level of disclosure lags that of its competitors, or
     o The company has a poor environmental track record, such as violations of federal and state regulations.


Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected
     o    The extent that peer companies are recycling
     o    The timetable prescribed by the proposal
     o    The costs and methods of implementation
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
     o    The nature of the company's business and the percentage affected
     o The extent that peer companies are switching from fossil fuels to cleaner sources
     o    The timetable and specific action prescribed by the proposal
     o    The costs of implementation
     o    The company's initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

Sustainability Report
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
     o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
     o A report based on Global Reporting Initiative (GRI) or similar guidelines.
Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
     o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
     o The company has publicly committed to using the GRI format by a specific date

General Corporate Issues
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay
     o The degree that social performance is already included in the company's pay structure and disclosed
     o The degree that social performance is used by peer companies in setting pay
     o Violations or complaints filed against the company relating to the particular social performance measure
     o Artificial limits sought by the proposal, such as freezing or capping executive pay
     o    Independence  of the  compensation  committee
     o    Current  company  pay levels.

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities, and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations, and
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country
     o    The company's workplace code of conduct
     o    Proprietary and confidential information involved
     o    Company compliance with U.S. regulations on investing in the country
     o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
     o    Agreements with foreign suppliers to meet certain workplace standards
     o    Whether company and vendor facilities are monitored and how
     o    Company participation in fair labor organizations
     o    Type of business
     o    Proportion of business conducted overseas
     o    Countries of operation with known human rights abuses
     o Whether the company has been recently involved in significant labor and human rights controversies or violations
     o    Peer company standards and practices
     o    Union presence in company's international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations
     o    The company has no recent human rights controversies or violations, or

     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o    Company  compliance  with or violations of the Fair  Employment Act of
          1989
     o Company antidiscrimination policies that already exceed the legal requirements
     o    The cost and feasibility of adopting all nine principles
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
     o    The potential for charges of reverse discrimination
     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
     o    The level of the company's investment in Northern Ireland
     o    The number of company employees in Northern Ireland
     o    The degree that industry peers have adopted the MacBride Principles
     o    Applicable   state  and  municipal  laws  that  limit  contracts  with
          companies that have not adopted the MacBride Principles.

Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components
     o    Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs
     o Whether the company currently or in the past has manufactured cluster bombs or their components
     o    The percentage of revenue derived from cluster bomb manufacturing
     o    Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
     o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
     o    Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:
     o    The information is already publicly available or
     o    The disclosures sought could compromise proprietary information.

Workplace Diversity
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business or
     o The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity
     o    Comparison with peer companies
     o    Established process for improving board diversity
     o    Existence of independent nominating committee
     o    Use of outside search firm
     o    History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     o    The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o    The composition of senior management and the board is fairly inclusive
     o The company has well-documented programs addressing diversity initiatives and leadership development
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors
Vote to elect directors on a case-by-case basis, considering the following factors:
     o    Board structure
     o    Director independence and qualifications
     o    Attendance at board and committee meetings.
Votes should be withheld from directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     o Are interested directors and sit on the audit or nominating committee, or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a case-by-case basis, considering the following factors:
     o    Past  performance  as a  closed-end  fund
     o    Market  in which  the fund invests
     o    Measures taken by the board to address the discount
     o    Past  shareholder   activism,   board  activity
     o    Votes  on  related proposals.

Proxy Contests
Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following factors:
     o    Past performance relative to its peers
     o    Market in which fund invests
     o    Measures taken by the board to address the issues
     o Past shareholder activism, board activity, and votes on related proposals
     o    Strategy of the incumbents  versus the  dissidents
     o    Independence of directors
     o    Experience and skills of director  candidates
     o    Governance profile of the company
     o    Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Proposed and current fee schedules
     o    Fund category/investment objective
     o    Performance benchmarks
     o    Share price performance compared to peers
     o    Resulting fees relative to peers
     o    Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Stated specific financing purpose
     o    Possible dilution for common shares
     o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness
     o    Regulatory developments
     o    Current and potential returns
     o    Current and potential  risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o    The fund's target investments
     o    The reasons given by the fund for the change
     o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Political/economic changes in the target market
     o    Consolidation in the target market
     o    Current asset composition

Change in Fund's Subclassification
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness
     o    Current and potential returns
     o    Risk of concentration
     o    Consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote these proposals on a case-by-case basis, considering the following factors:
     o    Strategies employed to salvage the company
     o    The fund's past performance
     o    Terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    The degree of change implied by the proposal
     o    The efficiencies that could result
     o    The state of incorporation
     o    Regulatory standards and implications.
Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
     o Removal of shareholder approval requirement for amendments to the new declaration of trust
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
     o Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile
Vote reincorporations on a case-by-case basis, considering the following factors:
     o    Regulations of both states
     o    Required fundamental policies of both states
     o    Increased flexibility available.

Authorize  the  Board  to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a case-by-case basis, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance
     o    The competitiveness of the fund in the industry
     o    Terms of the agreement

Master-Feeder Structure
Vote for the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a case-by-case basis, considering the following factors:
     o    Resulting fee structure
     o    Performance of both funds
     o    Continuity of management personnel
     o Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor
Vote to terminate the investment advisor on a case-by-case basis, considering the following factors:
     o    Performance of the fund's NAV
     o    The fund's history of shareholder relations
     o    The performance of other funds under the advisor's management.

Global Proxy Voting Manual

Policies

--------------------------------------------------------------------------------
 Financial Results/Director and Auditor Reports


================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR approval of financial statements and director and auditor reports, unless:
     o there are concerns about the accounts presented or audit procedures used; or
     o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
================================================================================


Discussion

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.
When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.


Appointment of Internal Statutory Auditors
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR the appointment or reelection of statutory auditors, unless:
     o there are serious concerns about the statutory reports presented or the audit procedures used;
     o questions exist concerning any of the statutory auditors being appointed; or
     o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
================================================================================

Discussion
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.


Allocation of Income
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR approval of the allocation of income, unless:
     o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
     o    the payout is excessive given the company's financial position.
================================================================================

Discussion
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.
Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.
Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
================================================================================

Discussion

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.


Amendments to Articles of Association
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote amendments to the articles of association on a CASE-BY-CASE basis.
================================================================================

Discussion
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes. Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.
From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.
When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.


Change in Company Fiscal Term
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
================================================================================

Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.


Lower Disclosure Threshold for Stock Ownership
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
================================================================================

Discussion

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.
In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
================================================================================

Discussion

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.
Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.


Transact Other Business
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote AGAINST other business when it appears as a voting item.
================================================================================

Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR management nominees in the election of directors, unless:
     o there are clear concerns about the past performance of the company or the board; or
     o    the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
================================================================================

Discussion

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.
Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.
While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.
When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.
ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business. Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based  components on a  CASE-BY-CASE  basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
================================================================================

Discussion

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.
Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a `dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.
However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.
As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.
Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.
Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.


Discharge of Board and Management
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR discharge of the board and management, unless:
     o there are serious questions about actions of the board or management for the year in question; or
     o    legal action is being taken against the board by other shareholders.
================================================================================

Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.
This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.
If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to
shareholders'   interests,  may  also  constitute  grounds  for  voting  against discharge.
If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.


Director, Officer, and Auditor Indemnification and Liability Provisions
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
================================================================================

Discussion

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.
When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.
Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.


Board Structure
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
================================================================================

Discussion

Resolutions  relating  to board  structures  range  from  fixing  the  number of
directors  or   establishing  a  minimum  or  maximum  number  of  directors  to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

Altering Board Size
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.
All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Two-Tiered Boards
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems
--------------------------------------------------------------------------------

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

Authorized Capital System
The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

Conditional Capital System
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.
Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.
In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

================================================================================
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
================================================================================

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.
Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.
In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.
Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

Specific  Issuances
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR  specific  proposals  to  increase  authorized  capital to any  amount, unless:
     o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
================================================================================

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.
An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.
Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.
For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.
ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.


Reduction of Capital
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
================================================================================

Discussion

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

Reduction in Stated Capital
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

Reduction in Connection with Cancellation of Repurchased Shares
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

Reduction in Connection with Dividend Payments
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

Reduction in Connection with Restructuring
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
================================================================================


Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.
These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.
ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.
When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.
If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.


Preferred Stock
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
================================================================================

================================================================================
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
================================================================================

Discussion

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.
In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

Voting Preferred Stock
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

Convertible Preferred Stock
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

Blank Check  Preferred Stock
Companies may also seek  shareholder  approval for blank check preferred  stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.
ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.


Debt Issuance Requests
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

================================================================================

Discussion

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.
In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.
In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.
Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.


Pledging of Assets for Debt
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote  proposals  to approve the  pledging  of assets for debt on a  CASE-BY-CASE basis.
================================================================================

Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
================================================================================

Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.


Share Repurchase Plans
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR share repurchase plans, unless:
     o    clear evidence of past abuse of the authority is available; or
     o    the plan contains no safeguards against selective buybacks.
================================================================================

Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.
ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.
Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
================================================================================

Discussion

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.


Capitalization of Reserves for Bonus

Issues/Increase In Par Value
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
================================================================================

Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
================================================================================


Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.
In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.
In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.
In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.


Mergers and Acquisitions
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR mergers and acquisitions, unless:
     o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
     o the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.
================================================================================

Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal. In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.
In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process. Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.
If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
================================================================================

Discussion

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent `creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.
ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.
ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.


Reincorporation Proposals
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote reincorporation proposals on a CASE-BY-CASE basis.
================================================================================

Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.
Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.
ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.


Expansion of Business Activities
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
================================================================================

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.
Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote related-party transactions on a CASE-BY-CASE basis.
================================================================================


Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.
In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.


Compensation Plans
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote compensation plans on a CASE-BY-CASE basis.
================================================================================


Discussion

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.
For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.
ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

Stock Option Plans
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).
When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure. Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage. For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.
For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include `flow-rate' restrictions that further limit the plan's dilution, such as a cap of `three percent in three years,' `2.5 percent in five years,' or `one percent in one year.'

Exercise Price
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Discounted Options, Restricted Stock, and Stock Grants
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious. In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.
In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

Plan Administration
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

Eligibility and Participation
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

Issue Terms
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing
Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

Plans for International Employees
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Superoptions
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

Dividends Under Option and Dividend Equivalent Payment Provisions
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

Using Repurchased Shares in Share Compensation Plans
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.
If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

Incentive Plans
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.
Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.
Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.
ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

Eligibility
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

Dilution
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.
For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.
For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

Offering Period and Offering Price
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an `either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.
ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an `either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

Discounts
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one `matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.
In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with `either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

Limits on the Number or Value of Shares Purchaseable (Participation Limits) ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

Loan Terms
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

Grants Outside of Plans
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.
ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
================================================================================


Discussion

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

Golden Shares
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations. Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.
ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.
Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:
     o    redeem or trigger the pill;
     o amend the pill if shareholder approval is obtained prior to the separation date;
     o    amend the exercise price of the rights;
     o    alter the separation date;
     o decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
     o waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.
This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

Depositary Receipts and Priority Shares (The Netherlands)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

Supermajority Vote Requirements
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.


Shareholder Proposals
--------------------------------------------------------------------------------

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
================================================================================

Discussion

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted.

However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

Social and Environmental Proposals
In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.
Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                   PMB Box 610
                           303 16th Street, Suite 016
                           Denver, Colorado 80202-5657

                                 August 27, 2004

General & Account Information:  800.644.8595

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for shares of the Aristata Equity Fund (the "Equity Fund"), the Aristata Quality Bond Fund (the "Bond Fund"), or the Aristata Colorado Quality Tax-Exempt Fund (the "Tax-Exempt Fund") (collectively, the "Funds"), dated August 27, 2004 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference, and can be obtained, free of charge, by calling the toll-free number printed above.

                                                 TABLE OF CONTENTS
                                                                                                                        PAGE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS.............................................................................................1
     Bank Obligations.....................................................................................................1
     Commercial Paper.....................................................................................................1
     Common Stock.........................................................................................................1
     Corporate Debt Securities............................................................................................1
     Preferred Stock......................................................................................................2
     Repurchase Agreements................................................................................................2
     Reverse Repurchase Agreements........................................................................................2
     Variable and Floating Rate Demand and Master Demand Notes............................................................3
     Loans of Portfolio Securities........................................................................................3
     Mortgage-Related Securities..........................................................................................4
     Foreign Securities...................................................................................................4
     Foreign Currency Transactions........................................................................................5
     Depositary Receipts..................................................................................................6
     Real Estate Securities...............................................................................................6
     Investment Company Securities........................................................................................7
     U.S. Government Securities...........................................................................................7
     Forward Commitment and When-Issued Securities........................................................................8
     Colorado Municipal Obligations and Special Risk Considerations.......................................................8
     Illiquid Securities.................................................................................................10
     Zero Coupon Securities..............................................................................................11

INVESTMENT RESTRICTIONS..................................................................................................11

PORTFOLIO TURNOVER.......................................................................................................14

MANAGEMENT...............................................................................................................15
     Trustees and Officers...............................................................................................15
     Adviser.............................................................................................................20

CODE OF ETHICS...........................................................................................................21

PROXY VOTING POLICIES AND PROCEDURES.....................................................................................22

DISTRIBUTION OF FUND SHARES..............................................................................................22

ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT.............................................................22

FEES AND EXPENSES........................................................................................................22

DETERMINATION OF NET ASSET VALUE.........................................................................................23


                                                      i


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................................................................24

PORTFOLIO TRANSACTIONS...................................................................................................25

TAXATION.................................................................................................................26
     The Tax-Exempt Fund.................................................................................................31

OTHER INFORMATION........................................................................................................32
     Capitalization......................................................................................................32
     Voting Rights.......................................................................................................33
     Principal Shareholders..............................................................................................33
     Custodian and Transfer Agent........................................................................................35
     Yield and Performance Information...................................................................................35
     Tax-Equivalent Yield Calculations...................................................................................37
     Independent Accountants.............................................................................................38
     Registration Statement..............................................................................................38

FINANCIAL STATEMENTS.....................................................................................................38

APPENDIX A: KEY TO MOODY'S BOND RATINGS.................................................................................A-1

KEY TO STANDARD & POOR'S BOND RATINGS...................................................................................A-2

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES........................................................................B-1

                          INVESTMENT POLICIES AND RISKS

         The Trust is an open-end, management investment company with multiple diversified and one non-diversified investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Three of its investment portfolios are discussed in this SAI.

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks, the obligations of which the Funds may purchase, is set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

         Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Funds' adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See "Variable and Floating Rate and Master Demand Notes."

         Common Stock (Equity Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stock are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger company issues, and can display abrupt or erratic movements at times, due to limited volumes and less publicly available information.

         Corporate Debt Securities (Equity Fund and Bond Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

         The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Inc., and other NRSROs represent their respective opinion as to the quality of the obligations they undertake to rate (a description of S&P's and Moody's ratings is attached hereto as Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Funds' adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         Preferred Stock (Equity Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

         Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         Reverse Repurchase Agreements (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, or other liquid assets (as determined by the board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may acquire variable and floating rate instruments as described in the Prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the adviser under guidelines established by the board of trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

         Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         Loans of Portfolio Securities (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, other high-grade debt obligations or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; and (3) the Funds will receive any interest or dividends paid on the loaned securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Mortgage-Related Securities (Equity and Bond Fund). There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA mortgage pass-through certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed mortgage passthrough certificates (also known as "FANNIE MAEs") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC mortgage participation certificates (also known as "FREDDIE MACs" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.

         Foreign Securities (Equity Fund and Bond Fund). The Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock in the case of the Equity Fund), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Funds concerning unsponsored securities, for which the paying agent is located outside the United States.

         The Equity Fund will ordinarily purchase foreign securities traded in the United States. The Equity Fund and Bond Fund may purchase the securities of foreign issuers directly in foreign markets, although the Equity Fund does not intend to invest more than 5% of its net assets directly in foreign markets, although it may invest up to 10% of its net assets in American Depositary Receipts ("ADRs"), discussed below. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of the Fund's net assets. See "Illiquid Investments" below.

         The Equity Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds do not intend to invest more than 5% net assets directly in foreign markets.

         Foreign Currency Transactions (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value to the instruments underlying the contract, less the amount of initial margin.

         Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a

Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Depositary Receipts (Equity Fund). The Fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of ADRs, EDRs, and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual resorts.

         In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

         Real Estate Securities (Equity Fund). The Fund may invest in Real Estate Investment Trusts ("REITs"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         Investment Company Securities (All Funds). The Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Funds as a whole.

         U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

         U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S.
Government securities tend to be lower than those on corporate securities of comparable maturities.

         Forward Commitments and When-Issued Securities (All Funds). The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if a Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Funds enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines and prior to the settlement date, which risk is in addition to their risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

         Colorado Municipal Obligations and Special Risk Considerations (Tax-Exempt Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of Colorado municipal obligations to meet their continuing obligations for the payment of principal and interest.

         The concentration of the Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Many municipal debt obligations, including many lower-rated tax-exempt obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call tax-exempt obligations during periods of declining interest rates. In these cases, if the Fund owns a tax-exempt obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the state of Colorado

(the "state") which rely, in whole or in part, on ad valorem real property taxes and subdivisions or (ii) the state. The sources of such information include the official publications of the state, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts, which would render such information inaccurate.

         Colorado is the most populous state in the Rocky Mountain region. The state has four distinct geographic and economic areas. Two are in the eastern half of the state: the EASTERN PLAINS are flat, open, and largely devoted to agriculture; the FRONT RANGE contains the major metropolises. The remaining two areas are in the western half of the state: the ROCKY MOUNTAINS, and the WESTERN SLOPE (consisting of lands along the Utah border). A significant portion of the land in the western half of the state is heavily forested and mountainous and is owned by the federal government and devoted to national parks or forests.

         The state's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley, and Pueblo. Denver, the state capital, is the major economic center in the state and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance, and banking. More recently, the Front Range area has attracted advanced-technology industries.

         The state's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level.

         Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

            There are approximately 2,400 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes, generate revenues, and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

         The major risks to the Colorado economy are reduced federal expenditures, cessation of large public works projects in the state, a drop in tourism, and reduced commercial and residential real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues.

         Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution, which is commonly referred to as the Taxpayer's Bill of Rights ("TABOR"). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations, and raise taxes.

         There can be no assurance that these, or other events, will not negatively affect the market value of the securities of the Fund or the ability of municipal entities to pay their debt obligations in a timely manner.

         Illiquid Securities (All Funds). It is the policy of the Funds that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the fund in which they are held. Securities with restrictions on resale but that have a readily available market are not deemed illiquid for purposes of this limitation.

         The Funds have adopted a policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the adviser pursuant to the procedures adopted by the board.

         The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL system sponsored by the National Association of Securities
Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the board of trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         The adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the trustees. In reaching liquidity decisions, the adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the adviser deems relevant. The adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a fund do not exceed 15% of the fund's average daily net assets. Rule 144A securities, which are determined to be liquid based upon their trading markets, will not, however, be required to be included among the securities considered to be illiquid.

         Zero Coupon Securities (All Funds). The Funds may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Funds are required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Funds are not receiving the income in cash on a current basis. Thus the Funds may have to sell other investments to obtain cash to make income distributions at times when the Adviser would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

                             INVESTMENT RESTRICTIONS

         The following are restrictions for each Fund. Numbers 2, 3, 4, 7, 8, and 12 are fundamental restrictions. Those restrictions that are identified as fundamental may not be changed except by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares. The other restrictions may be changed by the Board of Trustees without shareholder vote.

         Each fund, except as indicated, may not:

         (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

         (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a fund may enter into reverse repurchase agreements or borrow from banks up to 30% of the current value of its total assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of such fund's total net assets (but investments may not be purchased by a fund while borrowings from banks exceed 5% of such Fund's net assets);

         (3) Issue senior securities, except insofar as a fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (4) Lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of loaned securities. The Tax-Exempt Fund will not lend its portfolio securities;

         (5) Invest in companies for the purpose of exercising control or management;

         (6) Invest more than 10% of its total assets in shares of other investment companies;

         (7) Invest in real property or mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act;

         (9)  Sell  securities   short,   except  to  the  extent  that  a  fund
contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         (10) Purchase securities on margin, except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (12) (Equity Fund and Bond Fund only) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

         (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

         (16) Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         (17) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets.

         The Tax-Exempt Fund will not make loans except that the Fund may invest in Colorado obligations which it is permitted to buy.

         As a matter of fundamental policy, the Tax-Exempt Fund will invest, under normal market conditions, at least 80% of its net assets in bonds whose interest is exempt from federal and personal income taxes.

         With  respect to 75% of its  assets,  no Fund  (except  the  Tax-Exempt
Fund), will invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities). In addition, no Fund will purchase more than 10% of the outstanding voting securities of any one issuer.

         The Tax-Exempt Fund is classified as a "non-diversified" investment company under the 1940 Act. The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables),
U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Tax-Exempt Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Tax-Exempt Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and investments in illiquid securities which exceed 15% of net assets will be reduced as promptly as possible to adhere to such limitation. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         The Funds may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive purposes. The Funds will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate paper rated at the time of purchase at least within the "A" rating category by Standard & Poor's or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's).

                               PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

         The Adviser has employed and will continue to use a securities selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry, and economic cycles. This long-term cyclical view typically results in a low turnover strategy. Because of this long-term investment perspective and the desire to minimize net short-term capital gains, the Funds generally will not engage in the trading of securities for the purposes of realizing short-term profits. Short-term realized capital gains cannot be eliminated, however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

------------------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES AND OFFICERS
-------------------------------- ----------------- ----------------------- ---------------------------------------------------------
                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                                            Principal Occupation(s) During           Fund Complex
                                  Position(s)       Term of Office and         Past 5 Years* and Other                Overseen
    Name, Address & Age          Held with Funds   Length of Time Served    Directorships Held by Trustee             by Trustee
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
W. Robert Alexander, age 76,    Trustee and       W. Robert Alexander     Mr.  Alexander  is the  Chief  Executive         7
1625 Broadway, Suite 2200       Chairman          was elected by the      Officer  and  Chairman  of ALPS and ADI,
Denver, Colorado 80202                            initial shareholder     which   provide    administration    and
                                                  in December 1993.       distribution services, respectively, for
                                                                          proprietary  mutual fund complexes.  Mr.
                                                                          Alexander  is also the  Chairman of ALPS
                                                                          Financial   Services,   Inc.   and  ALPS
                                                                          Advisors,  Inc. Mr.  Alexander  was Vice
                                                                          Chairman  of  First  Interstate  Bank of
                                                                          Denver,  responsible for Trust,  Private
                                                                          Banking, Retail Banking, Cash Management
                                                                          Services and Marketing. Mr. Alexander is
                                                                          currently  a  member  of  the  Board  of
                                                                          Trustees   of  the   Hunter  and  Hughes
                                                                          Trusts,   Financial  Investors  Variable
                                                                          Insurance    Trust,     Clough    Global
                                                                          Allocation   Fund,  and  Reaves  Utility
                                                                          Income Fund.  Because of his affiliation
                                                                          with  ALPS and  ADI,  Mr.  Alexander  is
                                                                          considered  an  "interested"  Trustee of
                                                                          Financial Investors Trust.

------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
Edmund J. Burke, age 43         President                   N/A           Mr. Burke is  President  and Director of        N/A
1625 Broadway, Suite 2200                                                 ALPS and ADI.  Mr.  Burke joined ALPS in
Denver, Colorado  80202                                                   1991  as  Vice  President  and  National
                                                                          Sales Manager.  Because of his positions
                                                                          with ADI and ALPS,  Mr.  Burke is deemed
                                                                          an  affiliate  of the  Trust as  defined
                                                                          under  the 1940 Act.  Mr.  Burke is also
                                                                          President   of    Financial    Investors
                                                                          Variable Insurance Trust,  Clough Global
                                                                          Allocation   Fund,  and  Reaves  Utility
                                                                          Income Fund.
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
J. Jeffrey Dohse, age 62,       Vice President              N/A           Vice   President,    Denver   Investment        N/A
1125 17th Street, 26th Floor                                              Advisors  LLC,  June  2004  to  present.
Denver, Colorado 80202                                                    Executive   Vice  President  of  TEMPEST
                                                                          INVESTMENT  COUNSELORS,  INC., from July
                                                                          1983 to July 2004.
------------------------------- ----------------- ----------------------- ----------------------------------------------------------
H. David Lansdowne, age 57,     Vice President              N/A           Director  of Wealth  Management,  Denver        N/A
1125 17th Street, 26th Floor                                              Investment  Advisors  LLC,  June 2004 to
Denver, Colorado 80202                                                    present.  President  and CEO of  TEMPEST
                                                                          INVESTMENT   COUNSELORS,    INC.,   from
                                                                          January 1998 to July 2004. Mr. Lansdowne
                                                                          joined  TEMPEST as  Director of Research
                                                                          in 1983.
------------------------------- ----------------- ----------------------- ----------------------------------------------------------
Jeremy O. May,  age 34,         Treasurer                   N/A           Mr. May is the Senior Vice  President of        N/A
1625 Broadway, Suite 2200                                                 ALPS and ADI and is also the Director of
Denver, Colorado  80202                                                   Mutual Funds Operations at ALPS. Mr. May
                                                                          joined  ALPS in  1995  as a  Controller.
                                                                          Prior to  joining  ALPS,  Mr. May was an
                                                                          auditor  with  Deloitte  & Touche LLP in
                                                                          their  Denver  office.  Because  of  his
                                                                          positions  with ALPS and ADI, Mr. May is
                                                                          deemed  an  affiliate  of the  Trust  as
                                                                          defined  under the 1940 Act.  Mr. May is
                                                                          also  Treasurer of  Financial  Investors
                                                                          Variable Insurance Trust,  Clough Global
                                                                          Allocation   Fund,  and  Reaves  Utility
                                                                          Income Fund.
------------------------------- ----------------- ----------------------- ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES AND OFFICERS
-------------------------------- ----------------- ----------------------- ---------------------------------------------------------
                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                                            Principal Occupation(s) During           Fund Complex
                                  Position(s)       Term of Office and         Past 5 Years* and Other                Overseen
    Name, Address & Age          Held with Funds   Length of Time Served    Directorships Held by Trustee             by Trustee
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
Erin Douglas, age 27,           Secretary                   N/A           Ms. Douglas is the Associate  Counsel of        N/A
1625 Broadway, Suite 2200                                                 ALPS and ADI.  Ms.  Douglas  joined ALPS
Denver, Colorado 80202                                                    and ADI in January 2003.  Because of her
                                                                          positions with ALPS and ADI, Ms. Douglas
                                                                          is deemed as  affiliate  of the Trust as
                                                                          defined under the 1940 Act. Ms.  Douglas
                                                                          is also Secretary of Financial Investors
                                                                          Variable Insurance Trust,  Clough Global
                                                                          Allocation  Fund,  Reaves Utility Income
                                                                          Fund, and Westcore Trust.
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
-------------------------------- ----------------- ----------------------- ---------------------------------------------------------
                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                                            Principal Occupation(s) During           Fund Complex
                                  Position(s)       Term of Office and         Past 5 Years* and Other                Overseen
    Name, Address & Age          Held with Funds   Length of Time Served    Directorships Held by Trustee             by Trustee
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
Mary K. Anstine, age 63,        Trustee           Mary K. Anstine was     Ms.   Anstine  is  the   President/Chief        7
600 S. Cherry Street,                             elected at a special    Executive Officer of HealthONE,  Denver,
Suite 217                                         meeting of              Colorado,   and  former  Executive  Vice
Denver, Colorado 80246                            shareholders held on    President  of First  Interstate  Bank of
                                                  March 21, 1997.         Denver.    Ms.   Anstine   is   also   a
                                                                          Trustee/Director   of   the   following:
                                                                          Denver Area Council of the Boy Scouts of
                                                                          America;   Colorado   Uplift  Board;  AV
                                                                          Hunter  Trust;   P/SL  Auxiliary  Board;
                                                                          Financial  Investors  Variable Insurance
                                                                          Trust; Reaves Utility Income Fund; and a
                                                                          member of the  Advisory  Boards  for the
                                                                          Girl Scouts Mile Hi Council. Ms. Anstine
                                                                          was a Director  of: the  Northern  Trust
                                                                          Bank  of  Colorado  from  February  1998
                                                                          until    February    2002    and    ALPS
                                                                          Distributors, Inc., from October 1995 to
                                                                          December  1996;  HealthONE;  a member of
                                                                          the American Bankers  Association  Trust
                                                                          Executive Committee; and Director of the
                                                                          Center for Dispute Resolution.
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
-------------------------------- ----------------- ----------------------- ---------------------------------------------------------
                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                                            Principal Occupation(s) During           Fund Complex
                                  Position(s)       Term of Office and         Past 5 Years* and Other                Overseen
    Name, Address & Age          Held with Funds   Length of Time Served    Directorships Held by Trustee             by Trustee
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
Edwin B. Crowder, age 73,       Trustee           Edwin B. Crowder was    Mr.   Crowder   currently   operates   a        7
2659 Grapewood Lane                               elected at a special    marketing concern with operations in the
Boulder, Colorado 80304                           meeting of              U.S.   and   Latin   America.   He   has
                                                  shareholders held on    previously  engaged in business pursuits
                                                  March 21, 1997.         in the restaurant, oil and gas drilling,
                                                                          and real estate development  industries.
                                                                          Mr.  Crowder  is a  former  Director  of
                                                                          Athletics and head football coach at the
                                                                          University of Colorado.

------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
Robert E. Lee, age 69,          Trustee           Robert E. Lee was       Mr. Lee was a commercial  bank executive        7
10510 Lakeview Drive                              appointed as a          of First  Interstate  from 1980  through
Hayden Lake, Idaho 83835                          Trustee at the          1989.  He is currently a Director of the
                                                  December 15, 1998,      following:       Storage      Technology
                                                  meeting of the Board    Corporation;  ING  Financial  Services -
                                                  of Trustees.            North    America;    Meredith    Capital
                                                                          Corporation; Source Capital Corporation;
                                                                          Reaves  Utility  Income Fund;  Financial
                                                                          Investors  Variable  Insurance Trust and
                                                                          Emeritus - The Denver Foundation.

------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------
John R. Moran, Jr., age 74,     Trustee           John R. Moran was       Mr.  Moran is  President  and CEO of The         7
1600 Sherman Street                               elected at a special    Colorado  Trust,  a  private  foundation
Denver, Colorado 80203                            meeting of              serving   the   health   and    hospital
                                                  shareholders held on    community in Colorado. An attorney,  Mr.
                                                  March 21, 1997.         Moran was  formerly  a partner  with the
                                                                          firm of Kutak Rock & Campbell in Denver,
                                                                          Colorado  and a member  of the  Colorado
                                                                          House of Representatives. Mr. Moran is a
                                                                          Director of the  Conference of Southwest
                                                                          foundations.  Mr.  Moran is  currently a
                                                                          Trustee  of  the  following:   the  Hill
                                                                          Foundation;    the   Robert   J.   Kutak
                                                                          Foundation;  Colorado  Wildlife Heritage
                                                                          Foundation;   and  Financial   Investors
                                                                          Variable Insurance Trust.  Additionally,
                                                                          he is a member of the Treasurer's Office
                                                                          Investment  Advisory  Committee  for the
                                                                          University  of  Colorado  and the Alumni
                                                                          Council  of  the  University  of  Denver
                                                                          College of Law. Formerly,  Mr. Moran was
                                                                          a member of the Board of  Directors  and
                                                                          Treasurer of Grantmakers in Health.
------------------------------- ----------------- ----------------------- ---------------------------------------- -----------------

*Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         Non-interested Trustees of the Trust receive an annual fee in the amount of $4,000 and an additional $1,500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

         For the Trust's  fiscal year ended April 30, 2004,  the  non-interested
Trustees were compensated as follows:
----------------------------------------- -------------------- -------------------- ---------------- ----------------------
                                                               Pension Or                            Aggregate
                                                               Retirement           Estimated        Compensation
                                          Aggregate            Benefits             Annual           From The Trust
                                          Compensation         Accrued As           Benefits         And Fund
                                          From the             Part of Fund         Upon             Complex Paid
                                          Trust                Expenses             Retirement       to Trustees
----------------------------------------- -------------------- -------------------- ---------------- ----------------------
Mary K. Anstine, Trustee(1)               $10,000              $0                   $0               $10,000
----------------------------------------- -------------------- -------------------- ---------------- ----------------------
Edwin B. Crowder, Trustee(1)              $10,000              $0                   $0               $10,000
----------------------------------------- -------------------- -------------------- ---------------- ----------------------
Robert E. Lee, Trustee(1)                 $10,000              $0                   $0               $10,000
----------------------------------------- -------------------- -------------------- ---------------- ----------------------
John R. Moran, Jr., Trustee(1)            $10,000              $0                   $0               $10,000
----------------------------------------- -------------------- -------------------- ---------------- ----------------------

(1) Member of the Audit Committee.

         As of July 31, 2004, the trustees and officers of the Funds, as a group, own less than 5 % of the Colorado Quality Tax-Exempt Fund, 5 % of the Equity Fund, and 5 % of the Quality Bond Fund.

         As of December 31, 2003,  the dollar range of equity  securities in the
Funds beneficially  owned by Trustees who are "interested  persons" of the Trust were as follows:
--------------------------------------- ---------------------------------------------------- ---------------------------------
Interested Trustees                     Dollar Range of Equity Securities in the Fund        Aggregate Dollar Range of
                                        ----------------- ---------------- ----------------- Equity Securities in All
                                        Equity Fund       Quality Bond     Colorado          Registered Investment Companies
                                                          Fund             Quality           Overseen by Trustee in Family
                                                                           Tax-exempt Fund   of Investment Companies
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------
W. Robert Alexander                     None              None             None              Over $100,000
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------

         As of December 31, 2003,  the dollar range of equity  securities in the
Funds  beneficially  owned by Trustees who are not  "interested  persons" of the
Trust were as follows:
--------------------------------------- ---------------------------------------------------- ---------------------------------
Independent Trustees                    Dollar Range of Equity Securities in the Fund        Aggregate Dollar Range of
                                        ----------------- ---------------- ----------------- Equity Securities in All
                                        Equity Fund       Quality Bond     Colorado          Registered Investment Companies
                                                          Fund             Quality           Overseen by Trustee in Family
                                                                           Tax-exempt Fund   of Investment Companies
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------
Mary K. Anstine                         None              None             None              None
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------
Edwin B. Crowder                        None              None             None              None
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------
John R. Moran, Jr.                      None              None             None              None
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------
Robert E. Lee                           None              None             None              None
--------------------------------------- ----------------- ---------------- ----------------- ---------------------------------

                                     ADVISER

         Denver Investment Advisors LLC ("Denver Investment Advisors"), 1225 17th Street, Suite 2600, Denver, Colorado, acts as the investment adviser to the Funds. Denver Investment Advisors manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. Denver Investment Advisors is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers and dealers selected by it in its discretion.

         At the March 16, 2004, meeting of the Board of Trustees, the Trustees approved Robert E. Lee as Chairman of the Financial Investors Trust Audit Committee.

         On July 1, 2004, Denver Investment Advisors became the investment advisor to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund. On that date, new Interim Advisory Agreements were entered into between Denver Investment Advisors and the Trust on behalf of each of the Funds.

         As of July 1, 2004, Denver Investment Advisors purchased all of the stock of Tempest Investment Counselors, Inc. ("Tempest"), the former investment advisor to the Funds. As required by the Investment Company Act of 1940, the Funds' Advisory Agreements with Tempest terminated upon such acquisition. At a June 15, 2004 meeting of the Trustees of the Trust, in anticipation of the Denver Investment Advisors/Tempest transaction, the Trustees approved the Interim Advisory Agreements under which Denver Investment Advisors will direct the investment of the Funds in accordance with each Fund's investment objective, policies and restrictions. The term of each Interim Advisory Agreement is 150 days, and it may be terminated on 10 days notice by the Trustees. Except for the term, all material terms and conditions of each Interim Advisory Agreement, including the fees to be paid by the Funds, will be the same as under the Funds' prior agreements with Tempest. The fees paid by the Funds under the agreement will be held in escrow pending approval by the shareholders of the Fund.

         Denver Investment Advisors has proposed to the Trustees that each of the Funds be merged into a Westcore Fund, now managed by Denver Investment Advisors, with similar investment objectives. The Trustees have not acted on this proposal and, if they approve the proposal, it will be submitted to the shareholders of each Aristata Fund prior to becoming effective. Shareholder meetings of the Funds will be held in the near future to consider these or other arrangements for the future of the Funds.

         During the term of the interim agreements, the Funds will be managed by teams of investment professionals. The Aristata Equity Fund is managed by the Equity Value research team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Fund as they see fit, guided by the Fund's investment objectives and strategies.

         The  Aristata  Quality  Bond  Fund and the  Aristata  Colorado  Quality
Tax-Exempt Fund are managed by the Fixed Income research team. Investment professionals within the Fixed Income research team are responsible for making investment decisions for these Funds in accordance with each Fund's investment objectives and strategies. The Fixed Income research team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

         Each Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to each Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under each Advisory Agreement.

         The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Fund under the advisory agreement, a report on the Fund's compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Fund, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive, from the adviser, recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

         After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Fund to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser, or any of its affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Fund. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Fund.

                                 CODE OF ETHICS

         The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by the Funds' Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds, their Adviser, and their Distributor, pursuant to Rule 17j-1 and other applicable laws, must adopt and enforce their own Code of Ethics appropriate to their operations. The Board of Trustees is required to review and approve the Code of Ethics for the Funds, Adviser and Distributor. The Funds, Adviser, and Distributor are also required to report to the Funds' Board of Trustees no less frequently than annually with respect to the administration and enforcement of such Codes of Ethics, including any violations thereof which may potentially affect the Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Trustees have adopted Denver Investment Advisors' proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting the proxies for the Aristata Equity Fund. A complete copy of Denver Investment Advisors' proxy voting policies and procedures is attached hereto as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.aristata.com and on the Securities and Exchange Commission's Internet site at www.sec.gov.

                           DISTRIBUTION OF FUND SHARES

         Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as sponsor and distributor of the Funds. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

         Pursuant to an Administration Agreement, ALPS Mutual Funds Services, Inc., ("ALPS" or the "Administrator") acts as Administrator for the Funds. ALPS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and, (iii) general supervision of the operation of the Funds. In addition, ALPS furnishes office space and facilities required for conducting the business of the Funds.

         The Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees, by vote of a majority of the outstanding voting securities of such Fund, or by ALPS on not less than ninety (90) days written notice.

                                FEES AND EXPENSES

         As compensation for advisory, management and administrative services, the Adviser and the Administrator are paid a monthly fee at the following annual rates:

                                        Advisory Fee          Administrative Fee
                                        ------------          ------------------
Equity Fund                                 0.85%                   0.20%*
Quality Bond Fund                           0.50%                   0.20%*
Colorado Quality Tax-Exempt Fund            0.50%                   0.20%*

*Subject to minimum annual fee of $150,000, $75,000 and $45,000 for the Equity, Bond and Tax-Exempt Funds, respectively. Prior to October 1, 2002, the Administrator was entitled to receive a minimum annual fee of $180,000, $90,000 and $60,000 for the Equity, Bond and Tax-Exempt Funds, respectively. The Administrator has voluntarily agreed to waive its minimum annual fees to $146,500, $71,500 and $41,500 for the Equity, Bond and Tax-Exempt Funds, respectively, for the period October 1, 2003, to September 30, 2004. These waivers are voluntary and may be terminated at any time.

         During  the  fiscal  year  ended  April  30,  2004,   the  Adviser  and
Administrator were compensated by each fund as follows:
                                                                     Adviser              Adviser
                                                  Adviser            Waiver            Reimbursement        Administrator
                                                  -------            ------            -------------        -------------
Equity Fund                                      $ 249,626             $0               $ 150,821              $ 12,391
Quality Bond Fund                                $  70,997             $0               $  75,410              $  7,166
Colorado Quality Tax-Exempt Fund                 $  65,452             $0               $  45,246              $  5,076

         During the fiscal  year  ended  April 30,  2003,  the  Adviser  and the
Administrator were compensated by each fund as follows:
                                                                     Adviser                                Administrator
                                                Adviser               Waiver            Administrator           Waiver
                                                -------               ------            -------------           ------
Equity Fund                                    $ 294,415            $ 48,846             $ 162,575            $ 14,520
Quality Bond Fund                              $ 119,551            $ 20,299             $  81,289            $  7,261
Colorado Quality Tax-Exempt Fund               $  70,929            $ 28,735             $  51,288            $  4,357

         During the fiscal  year  ended  April 30,  2002,  the  Adviser  and the
Administrator were compensated by each fund as follows:
                                                                     Adviser              Adviser
                                                  Adviser             Waiver            Reimbursement        Administrator
                                                  -------             ------            -------------        -------------
Equity Fund                                      $ 568,398          $ 77,376              $     0              $ 180,000
Quality Bond Fund                                $ 215,415          $ 31,265              $     0              $  90,002
Colorado Quality Tax-Exempt Fund                 $  65,255          $ 65,255              $ 3,926              $  59,999

         Prior to October 1, 2002, the Adviser voluntarily agreed to waive that portion of its fees to the extent necessary for the Equity Fund, the Bond Fund, and the Tax-Exempt Fund to maintain expense ratios of not more than 1.05%, 0.70% and 0.50%, respectively, of the average net assets of these Funds.

                        DETERMINATION OF NET ASSET VALUE

         As indicated under "How are Fund Shares Valued?" in the Prospectus, each Fund's net asset value ("NAV") is calculated at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open for business. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities listed on an exchange or over-the-counter, other than NASDAQ, are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         At the discretion of the Adviser, payment for shares may be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

         In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer, which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information from securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic-and-security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Aristata Equity Fund paid $28,006, $41,879, and $63,574 in brokerage commissions for the fiscal years ended April 30, 2004, 2003, and 2002, respectively, none of which went to affiliated brokers of the Aristata Funds.

         The Funds are required to identify securities of its "regular brokers or dealers" that it has acquired during the Funds' most recent fiscal year. As of April 30, 2004, the Equity Fund held Bank of America Securities, LLC and the Quality Bond Fund held corporate bonds issued by Morgan Stanley Dean Witter & Co.

                                    TAXATION

         The Funds have elected to be treated and intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must
(a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest (including tax-exempt interest), payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income, if any. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains, which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions, including distributions of capital gains will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if declared by a Fund during October, November or December of that year to shareholders of record on a date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available with respect to certain investments of a Fund, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. A Fund also may be able to elect to "mark-to-market" stock of a publicly traded PFIC, recognizing gain or loss annually on the change in the market value of the PFIC stock. If either of these elections are made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply but the Fund may be taxed without receiving a distribution from the PFIC. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Similarly, distributions of certain of the Funds may be eligible for a reduced individual income tax rate. These distributions are known as qualified dividend income ("QDI"). The Funds will notify shareholders each year of the percentage of distributions that qualify for either the dividends received deduction or as QDI.

         Distributions of net long-term capital gains, if any, designated by the Funds as long- term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. A distribution of net long-term capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. The Funds are permitted to carry forward as short-term capital losses their net realized capital losses, if any, for a period of eight taxable years for the purpose of offsetting future gains. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution, which nevertheless generally will be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid, to such shareholder will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received by such shareholder with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions and redemptions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

         The Tax-Exempt Fund. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

         Individuals, trusts, estates, and corporations who are holders of shares of the Tax-Exempt Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Tax-Exempt Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

         To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

         There are no municipal income taxes in Colorado. As intangibles, shares in the Tax-Exempt Fund will be exempt from Colorado property taxes.

         Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Tax-Exempt Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

                                 CAPITALIZATION

         The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a fund, each shareholder is entitled to receive his pro rata share of the net assets of that fund.

         In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

                                  VOTING RIGHTS

         Under the Declaration of Trust, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

                             PRINCIPAL SHAREHOLDERS

         As of July 31, 2004, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:

FUND                                                      PERCENTAGE INTEREST
--------------------------------------------------------------------------------

EQUITY FUND

Tempest Investment Counselors, Inc. Pension                     17.04%
and Profit Sharing Plan
1125 17th Street, 26th Floor
Denver, CO 80202

Colorado State Bank & Trust                                     21.57%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

John B. Chafee IRA Rollover                                      5.08%
460 Glencoe Street
Denver, CO  80220

Jane P. Whitaker Revocable Trust                                 5.00%
3090 S. Saint Paul St.
Denver, CO 80210


QUALITY BOND FUND

Colorado State Bank & Trust                                     39.63%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Tempest Investment Counselors, Inc. Pension                     21.20%
and Profit Sharing Plan
1125 Broadway, 26th Floor
Denver, CO 80202

John B. Chafee IRA Rollover                                      9.59%
460 Glencoe Street
Denver, CO  80220

DLJ Securities Corp.                                            10.48%
One Pershing Plaza, 7th Floor
Jersey City, NJ  07399


COLORADO QUALITY TAX-EXEMPT FUND

Colorado State Bank & Trust                                     30.02%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Jane P. Whitaker Revocable Trust                                16.36%
3090 S. Saint Paul St.
Denver, CO  80210

Bonnie McNaughton Living Trust                                   9.38%
817 7th Street
Devils Lake, ND  58301

George P. Tempest                                                6.62%
4476 County Road 100
Carbondale, CO  81623

Ruth A. Hopfenbeck                                               5.39%
450 Race Street
Denver, CO  80206

Spier D. Whitaker Revocable Trust                                5.33%
3090 S. Saint Paul St.
Denver, CO  80210

                          CUSTODIAN AND TRANSFER AGENT

         Fifth Third Bank has been appointed as the Funds' custodian. Pursuant to a Custodian Agreement, Fifth Third Bank is responsible for holding the Funds' cash and portfolio securities.

         ALPS has been appointed as Transfer Agent for the Funds and will perform dividend disbursing and transfer agency-related services for the Funds.

                        YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD=2[( a-b  +1)(6) -1]
                   ----
                   cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (that of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. As of April 30, 2004, the 30 day SEC yields for the Bond and Tax-Exempt Funds were 2.84% and 2.09% including fee waivers and reimbursements and 2.80% and 2.06% without fee waivers and reimbursements, respectively.

         Quotations of tax-equivalent yield for the Bond Fund will be calculated by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined Federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax only by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

         P(l+T)(n)=ERV

         (where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Average annual total returns for each Fund as of April 30, 2004, were as follows:

                                         1 Year       5 Year    Since Inception
                                         ------       ------    ---------------
Equity Fund                              26.21%        2.27%         4.08%
Quality Bond Fund                        (0.21)%       5.13%         5.17%
Colorado Quality Tax-Exempt Fund          0.68%        4.18%         4.30%

         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment but generally do not reflect deductions for administrative and management costs and expenses.

              TAX EQUIVALENT YIELD CALCULATIONS-- COLORADO QUALITY
                                 TAX-EXEMPT FUND

         The Tax-Exempt Fund's "tax equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         The following table shows how to translate the yield of an investment that is exempt from both Federal and Colorado personal income taxes into a taxable equivalent yield for the 2003 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Colorado) yield of 2% to 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.05% before Federal and Colorado personal income taxes in order to earn a yield after such taxes of 7%.

                                     2003 Tax Rates and Tax-Equivalent Yields
                                                                     Individual tax exempt yield:
                                                                     ----------------------------
                                                                         2%         3%         4%         5%        6%

                  Taxable Income*
--------------------------------------------------     Federal Tax
     Single Return               Joint Return           Bracket**    Taxable equivalent yield:
-----------------------     ----------------------      ---------    -------------------------
$   --        $  7,000      $   --        $ 14,000        10.0%       2.22%      3.33%      4.44%      5.56%      6.67%
$  7,000      $ 28,400      $ 14,000      $ 56,800        15.0%       2.35%      3.53%      4.71%      5.88%      7.06%
$ 28,400      $ 68,800      $ 56,800      $114,650        25.0%       2.67%      4.00%      5.33%      6.67%      8.00%
$ 68,800      $143,500      $114,650      $174,700        28.0%       2.78%      4.17%      5.56%      6.94%      8.33%
$143,500      $311,950      $174,700      $311,950        33.0%       2.99%      4.48%      5.97%      7.46%      8.96%
$311,950         above      $311,950         above        35.0%       3.08%      4.62%      6.15%      7.69%      9.23%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2003 tax rates.

** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Colorado individual income tax is levied at a flat rate 4.63%

                               Effective
                                Combined
 Federal Tax     Colorado      Federal &
     Rate        Tax Rate    State Tax Rate
     ----        --------    --------------
    10.00%         4.63%         14.17%
    15.00%         4.63%         18.94%
    25.00%         4.63%         28.47%
    28.00%         4.63%         31.33%
    33.00%         4.63%         36.10%
    35.00%         4.63%         38.01%

When your effective combined federal and Colorado state tax rate is:
                                  14.17%           18.94%          28.47%            31.33%          36.10%           38.01%

Then your tax-equivalent yield is:
Tax-Equivalent Yield*
                    2.0%           2.33%            2.47%            2.80%           2.91%            3.13%           3.23%
                    3.0%           3.50%            3.70%            4.19%           4.37%            4.69%           4.84%
                    4.0%           4.66%            4.93%            5.59%           5.83%            6.26%           6.45%
                    5.0%           5.83%            6.17%            6.99%           7.28%            7.82%           8.07%
                    6.0%           6.99%            7.40%            8.39%           8.74%            9.39%           9.68%
                    7.0%           8.16%            8.64%            9.79%          10.19%           10.95%          11.29%
                    8.0%           9.32%            9.87%           11.18%          11.65%           12.52%          12.91%

* The Fund may invest a portion of its assets in obligations that are subject to state or Federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% Federally and state tax-free.

                  REGISTERED PUBLIC INDEPENDENT ACCOUNTING FIRM

         Deloitte & Touche LLP serves as the registered public independent accounting firm for the Funds. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed with the Registration Statement, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements for each Fund for the year ended April 30, 2004, and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such report.

                                   APPENDIX A
                           KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      KEY TO STANDARD & POOR'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

   DENVER           Denver Investment Advisors LLC, unless otherwise directed by our  clients,  will  research,  vote and  record  all  proxy
 INVESTMENT         ballots  for  the  security  positions  we  maintain  on our clients'  behalf.  To  execute  this  responsibility  to the
ADVISORS LLD        highest  standard,  Denver  Investment  Advisors  LLC relies heavily on its  subscription  to the ISS Proxy Voting system
                    ("VoteX").  ISS  (or  Institutional   Shareholder  Services)
 -----------        provides  proxy  research  and  recommendations,  as well as automated  voting and  record  keeping,  and is the  world's
   GRAPHIC          leader in these services.

 -----------        We have fully  reviewed  and  approved  the ISS Proxy Voting
                    Guidelines and follow their  recommendations  on most issues brought  to a  shareholder  vote.  Subcategories  within the
 Proxy Policy       guidelines   include:

                    1) Operational Items

                    2) Board of Directors

                    3) Proxy Contests

                    4) Anti-takeover Defenses and Voting Related Issues

                    5) Mergers and Corporate Restructurings

                    6) State of Incorporation

                    7) Capital Structure

                    8) Executive and Director Compensation

                    9) Social and Environmental Issues

                    10) Mutual Fund Proxies

                    11) Global Proxy Voting Matters

                    In the rare instance where our research or security  analyst
SEVENTEENTH STREET  believes  that  any  ISS  recommendation  would  be  to  the
    PLAZA           detriment  of  our  investment  clients,  we  can  and  will
 1225 17TH STREET   override the ISS  recommendation  through a manual vote. The
    26TH FLOOR final authorization to override an ISS recommendation must DENVER, CO 80202 be approved by an Executive Manager of Denver Investment
                    Advisors LLC or a member of its Management  Committee  other than the analyst.  A written record  supporting the decision
 (303) 312-5000     to override the ISS recommendation will be maintained.

                    Special considerations are made for stocks traded on foreign exchanges. Specifically, if voting will block the liquidity of these stocks, Denver Investment Advisors LLC will not exercise its voting rights.

                    For any matters subject to proxy vote for mutual funds in which Denver Investment Advisors LLC is an affiliated party, Denver Investment Advisors will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

                    Client information is automatically recorded in "VoteX" for record keeping. For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting. Those votes are then manually recorded in the ISS Proxy VoteX system. For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

                    Denver Investment Advisors LLC maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.
     Page 1
                    If you have any specific questions or concerns that have not been addressed here, please do not hesitate to contact your portfolio manager. Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

                                              Adopted: April 2003
                    Last Amended:     September 2003

                           ISS Proxy Voting Guidelines

                                     Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.   Operational Items
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote for proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent
o    Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.       Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse
o    Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification  of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o    Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote  AGAINST  proposals  that provide  that  directors  may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST  proposals  that provide that only  continuing  directors may elect
replacements   to  fill  board   vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o    Majority of independent directors on board
o    All-independent key committees

o    Committee chairpersons nominated by the independent directors
o    CEO performance reviewed annually by a committee of outside directors
o    Established governance guidelines
o    Company performance.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements
----------------------------
Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits
-----------
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.       Proxy Contests

Voting for Director Nominees in Contested Elections
---------------------------------------------------
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:
o Long-term financial performance of the target company relative to its industry; management's track record
o    Background to the proxy contest
o    Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
---------------------------------------
Voting  to  reimburse  proxy  solicitation   expenses  should  be  analyzed  ona
case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.       Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent
---------------------------------------------
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
--------------------------------------------
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
-------------------------------
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings
Appraisal Rights
----------------
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o    Purchase price
o    Fairness opinion
o    Financial and strategic benefits
o    How the deal was negotiated
o    Conflicts of interest
o    Other alternatives for the business
o    Noncompletion risk.

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Impact on the balance sheet/working capital
o    Potential elimination of diseconomies
o    Anticipated financial and operating benefits
o    Anticipated use of funds
o    Value received for the asset
o    Fairness opinion
o    How the deal was negotiated
o    Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o    Dilution to existing shareholders' position
o    Terms of the offer
o    Financial issues
o    Management's efforts to pursue other alternatives
o    Control issues
o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding  Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o    The reasons for the change
o    Any financial or tax benefits
o    Regulatory benefits
o    Increases in capital structure
o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o    Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o Prospects of the combined company, anticipated financial and operating benefits
o    Offer price
o    Fairness opinion
o    How the deal was negotiated
o    Changes in corporate governance
o    Change in the capital structure
o    Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs  should be considered on a CASE-BY-CASE  basis depending on:
o    Tax and regulatory advantages
o    Planned use of the sale proceeds
o    Valuation of spinoff
o    Fairness opinion
o    Benefits to the parent company
o    Conflicts of interest
o    Managerial incentives
o    Corporate governance changes
o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   State of Incorporation
Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
---------------------
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
---------
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.       Capital Structure
Adjustments to Par Value of Common Stock
----------------------------------------
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
--------------------------
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
-----------------
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.   Executive and Director Compensation
Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o    Cash compensation, and
o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation
---------------------
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange
o    Option vesting
o    Term of the option
o    Exercise price
o    Participation.

Employee Stock Purchase Plans
-----------------------------
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST  employee stock purchase plans where any of the following  apply:
o    Purchase price is less than 85 percent of fair market value, or
o    Offering period is greater than 27 months, or
o    VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
-------------------------------
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
o    Whether the proposal mandates that all awards be performance-based
o Whether the proposal extends beyond executive awards to those of lower-ranking employees
o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
o The parachute should be less attractive than an ongoing employment opportunity with the firm
o    The triggering  mechanism  should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits

9.   Social and Environmental Issues
CONSUMER ISSUES AND PUBLIC SAFETY
---------------------------------
Animal Rights
-------------
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
------------
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
o    Whether the  proposal  focuses on a specific  drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o    Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o    The extent that peer companies implement price restraints

Genetically Modified Foods
--------------------------
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
o    The costs and feasibility of labeling and/or phasing out
o The nature of the company's business and the proportion of it affected by the proposal
o The proportion of company sales in markets requiring labeling or GMO-free products
o    The extent that peer companies label or have eliminated GMOs
o Competitive benefits, such as expected increases in consumer demand for the company's products
o The risks of misleading consumers without federally mandated, standardized labeling
o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o    The extent that peer companies have eliminated GMOs
o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending
-----------------
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o    Peer companies' policies to prevent abusive lending practices.

Tobacco
-------
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
o    Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o    The risk of any health-related liabilities.

Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o    Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
o    The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
o    The percentage of the company's business affected
o    The feasibility of a spinoff
o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
----------------------
Arctic National Wildlife Refuge
-------------------------------
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
o    Whether there are publicly available environmental impact reports;
o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
o    The current status of legislation regarding drilling in ANWR.

CERES Principles
----------------
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o    Costs of membership and implementation.

Environmental Reports
---------------------
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
--------------
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o    The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
---------
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o    The nature of the company's business and the percentage affected
o    The extent that peer companies are recycling
o    The timetable prescribed by the proposal
o    The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
----------------
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
o    The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o    The timetable and specific action prescribed by the proposal
o    The costs of implementation
o    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
------------------------
Link Executive Compensation to Social Performance
-------------------------------------------------
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o    The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o    The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o    Independence of the compensation committee
o    Current company pay levels.

Charitable/Political Contributions
----------------------------------
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS
--------------------------------
China Principles
----------------
Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
-------------------------------------
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
o    The nature and amount of company business in that country
o    The company's workplace code of conduct
o    Proprietary and confidential information involved
o    Company compliance with U.S. regulations on investing in the country
o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
-----------------------------------------------
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o    Agreements with foreign suppliers to meet certain workplace standards
o    Whether company and vendor facilities are monitored and how
o    Company participation in fair labor organizations
o    Type of business
o    Proportion  of business  conducted  overseas
o    Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o    Peer company standards and practices
o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o    The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
-------------------
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o    Company compliance with or violations of the Fair Employment Act of 1989
o    Company   antidiscrimination   policies  that  already   exceed  the  legal
     requirements
o    The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o    The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o    The level of the company's investment in Northern Ireland
o    The number of company employees in Northern Ireland
o    The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
-----------------
Foreign Military Sales/Offsets
------------------------------
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
---------------------------
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
o    Whether the company has in the past manufactured landmine components
o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o    What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o    The percentage of revenue derived from cluster bomb manufacture
o    Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization  unless:
o    The information is already publicly available or
o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
-------------------
Board Diversity
---------------
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o    The degree of board diversity
o    Comparison  with peer companies
o    Established process for improving board diversity
o    Existence of independent nominating committee
o    Use of outside search firm
o    History of EEO violations.

Equal Employment Opportunity (EEO)
----------------------------------
Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:
o    The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
-------------
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
o    The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
------------------
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
o Whether the company's EEO policy is already in compliance with federal, state and local laws
o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
o    The industry norm for including sexual orientation in EEO statements
o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.    Mutual Fund Proxies
Election of Directors
Vote to elect directors on a case-by-case basis, considering the following factors:
o    Board structure
o    Director independence and qualifications
o    Attendance at board and committee meetings.

Votes should be withheld from directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
o Ignore a shareholder proposal that is approved by a majority of shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o    Are interested directors and sit on the audit or nominating committee, or
o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund
----------------------------------------
Vote conversion proposals on a case-by-case basis, considering the following factors:
o    Past performance as a closed-end fund
o    Market in which the fund invests
o    Measures taken by the board to address the discount
o    Past shareholder activism, board activity
o    Votes on related proposals.

Proxy Contests
--------------
Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following  factors:
o    Past performance relative to its peers
o    Market in which fund invests
o    Measures taken by the board to address the issues
o    Past shareholder activism, board activity, and votes on related proposals
o    Strategy  of  the  incumbents  versus  the  dissidents
o    Independence of directors
o    Experience  and skills of director  candidates
o    Governance profile of the company
o    Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Proposed and current fee schedules
o    Fund category/investment objective
o    Performance benchmarks
o    Share price performance compared to peers
o    Resulting fees relative to peers
o    Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
---------------------------------------
Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals
-------------------------
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Stated specific financing purpose
o    Possible dilution for common shares
o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
-----------------
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Potential competitiveness
o    Regulatory developments
o    Current and potential returns
o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
o    The fund's target investments
o    The reasons given by the fund for the change
o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
---------------------------------------------------------
Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
---------------------
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Political/economic changes in the target market
o    Consolidation in the target market
o    Current asset composition

Change in Fund's Subclassification
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Potential competitiveness
o    Current and potential returns
o    Risk of concentration
o    Consolidation in target industry

Disposition of Assets/Termination/Liquidation
---------------------------------------------
Vote these proposals on a case-by-case basis, considering the following factors:
o    Strategies employed to salvage the company
o    The fund's past performance
o    Terms of the liquidation.

Changes to the Charter Document
-------------------------------
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
o    The degree of change implied by the proposal
o    The efficiencies that could result
o    The state of incorporation
o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile
--------------------------
Vote reincorporations on a case-by-case basis, considering the following factors:
o    Regulations of both states
o    Required fundamental policies of both states
o    Increased flexibility available.

Authorize  the  Board  to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval  Vote  AGAINST  proposals   authorizing  the  board  to  hire/terminate
subadvisors without shareholder approval.

Distribution Agreements
-----------------------
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o    Fees charged to comparably sized funds with similar objectives
o    The proposed distributor's reputation and past performance
o    The competitiveness of the fund in the industry
o    Terms of the agreement.

Master-Feeder Structure
-----------------------
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a case-by-case basis, considering the following factors:
o    Resulting fee structure
o    Performance of both funds
o    Continuity of management personnel
o    Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor
Vote to terminate the investment advisor on a case-by-case basis, considering the following factors:
o    Performance of the fund's NAV
o    The fund's history of shareholder relations
o    The performance of other funds under the advisor's management.

Global Proxy Voting Manual
Policies

Financial Results/Director and Auditor Reports

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR approval of financial statements and director and auditor reports, unless:
o    there are concerns about the accounts  presented or audit  procedures used;
     or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
================================================================================

Discussion

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.


Appointment of Internal Statutory Auditors
================================================================================


================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o    questions exist  concerning any of the statutory  auditors being appointed;
     or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
================================================================================

Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the


                                     B 1-1
appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.


Allocation of Income
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o    the payout is excessive given the company's financial position.
================================================================================

Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
================================================================================

Discussion

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.


                                     B 1-2

Amendments to Articles of Association
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote amendments to the articles of association on a CASE-BY-CASE basis.
================================================================================

Discussion

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.


Change in Company Fiscal Term
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
================================================================================

Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.


                                     B 1-3

Lower Disclosure Threshold for Stock Ownership
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
================================================================================

Discussion

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.
In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.


Amend Quorum Requirements
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
================================================================================

Discussion

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.


Transact Other Business
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote AGAINST other business when it appears as a voting item.
================================================================================

                                     B 1-4

Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.


Director Elections
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR management nominees in the election of directors, unless:
o there are clear concerns about the past performance of the company or the board; or
o    the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
================================================================================

Discussion

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

                                     B 1-5

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
================================================================================

Discussion

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a `dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a


                                     B 1-6
reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.


Discharge of Board and Management
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o    legal action is being taken against the board by other shareholders.
================================================================================

Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item. This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a


                                     B 1-7
shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action. If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.


Director, Officer, and Auditor Indemnification and Liability Provisions
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote  AGAINST  proposals  to indemnify auditors.
================================================================================

Discussion

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.


                                     B 1-8

Board Structure
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
================================================================================

Discussion

Resolutions  relating  to board  structures  range  from  fixing  the  number of
directors  or   establishing  a  minimum  or  maximum  number  of  directors  to introducing  classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Two-Tiered Boards

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.


                                     B 1-9

Capital Systems
================================================================================

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

Authorized  Capital System

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights. Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.


Share Issuance Requests
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
================================================================================

                                    B 1-10

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution. In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.


                                    B 1-11

Increases in Authorized Capital
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR  specific  proposals  to  increase  authorized  capital to any  amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
================================================================================

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.


Reduction of Capital
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
================================================================================



                                    B 1-12

Discussion

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

Reduction in Stated Capital

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

Reduction in Connection with Cancellation of Repurchased Shares

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

Reduction in Connection with Dividend Payments

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

Reduction in Connection with Restructuring

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

                                    B 1-13

Capital Structures
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
================================================================================

Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.


                                    B 1-14

Preferred Stock
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
================================================================================

Discussion

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

Voting Preferred Stock

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

Convertible Preferred Stock

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

Blank Check  Preferred Stock

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions.

However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.
ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also

                                    B 1-15
considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.


Debt Issuance Requests
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
================================================================================

Discussion

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

                                    B 1-16

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.


Pledging of Assets for Debt
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote  proposals  to approve the  pledging  of assets for debt on a  CASE-BY-CASE basis.
================================================================================

Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.


Increase in Borrowing Powers
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
================================================================================

Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.


Share Repurchase Plans

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR share repurchase plans, unless:
o    clear evidence of past abuse of the authority is available; or
o    the plan contains no safeguards against selective buybacks.
================================================================================

                                    B 1-17

Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.


Reissuance of Shares Repurchased
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
================================================================================

Discussion

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.


Capitalization of Reserves for Bonus
Issues/Increase In Par Value
================================================================================


================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
================================================================================

Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.


                                    B 1-18

Reorganizations/Restructurings
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
================================================================================

Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.


Mergers and Acquisitions
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.
================================================================================

                                    B 1-19

Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.


Mandatory Takeover Bid Waivers
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
================================================================================

Discussion

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other


                                    B 1-20
shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent `creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.


Reincorporation Proposals
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote reincorporation proposals on a CASE-BY-CASE basis.
================================================================================

Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

                                    B 1-21

Expansion of Business Activities
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
================================================================================

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines. Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.


Related-Party Transactions
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote related-party transactions on a CASE-BY-CASE basis.
================================================================================

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.


Compensation Plans
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote compensation plans on a CASE-BY-CASE basis.
================================================================================

                                    B 1-22

Discussion

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature


                                    B 1-23
companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include `flow-rate' restrictions that further limit the plan's dilution, such as a cap of `three percent in three years,' `2.5 percent in five years,' or `one percent in one year.'

Exercise Price

ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Discounted Options, Restricted Stock, and Stock Grants

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.



                                    B 1-24

Plan Administration

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

Eligibility  and  Participation

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance  Criteria and Vesting  Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.


                                    B 1-25

Plans for International Employees

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Superoptions

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

Using Repurchased Shares in Share Compensation Plans

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

Incentive Plans

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide


                                    B 1-26
participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance. Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

Eligibility

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

Dilution

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.



                                    B 1-27

Offering Period and Offering Price

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an `either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an `either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

Discounts

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one `matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with `either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

Limits on the Number or Value of Shares Purchaseable (Participation Limits)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

                                    B 1-28

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan. ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.


Antitakeover Mechanisms
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
================================================================================

Discussion

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better


                                    B 1-29
offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:
o    redeem or trigger the pill;
o amend the pill if shareholder approval is obtained prior to the separation date;
o    amend the exercise price of the rights;
o    alter the separation date;
o decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
o waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

Supermajority Vote Requirements

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.


                                    B 1-30

Shareholder Proposals
================================================================================

================================================================================
ISS General Recommendation & Policy
================================================================================
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
================================================================================

Discussion

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate  Governance  Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

Social and Environmental Proposals

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.




                                    B 1-31

                                                           WESTCORE FUNDS
                                             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                                     OF THE ARISTATA EQUITY FUND AND THE WESTCORE BLUE CHIP FUND
                                                            May 31, 2004
                                                             (Unaudited)

                                                   Aristata Equity Fund          Westcore Blue Chip Fund           Pro Forma
                                                -------------------------        -----------------------     -----------------------
                                                Shares       Market Value         Shares    Market Value     Shares     Market Value
                                                ------       ------------         ------    ------------     ------     ------------
Common Stock                       96.54%
Basic Materials                     4.16%
Agriculture                         0.72%
Archer Daniels Midland Co.                        28,300         470,629                                      28,300       $470,629

Chemical                            0.72%
DU Pont (EI) DE Nemours                           11,000         475,200                                      11,000        475,200

Forestry & Paper                    1.34%
Bowater Inc.                                                                     20,900       882,607         20,900        882,607

Paper/Packaging                     1.37%
International Paper Co.                           11,000         461,230                                      11,000        461,230
Wausau-Mosinee Paper Co.                          29,000         441,090                                      29,000        441,090
                                                                                                                     ---------------
                                                                                                                            902,320

Total Basic Materials                                                                                                     2,730,756
                                                                                                                     ---------------

Building/Real Estate                2.36%
Building Materials
Vulcan Materials Co.                0.95%         14,000         626,640                                      14,000        626,640

REIT/Real Estate                    1.40%
Archstone-Smith Trust                             15,000         435,750                                      15,000        435,750
Duke Realty Corp                                  15,000         485,400                                      15,000        485,400
                                                                                                                     ---------------
                                                                                                                            921,150

Total Building/Real Estate                                                                                                1,547,790
                                                                                                                     ---------------

Capital Goods                       3.38%
Aerospace & Defense                 1.60%
General Dynamics Corp.                                                            6,000       573,780          6,000        573,780
Raytheon Co.                                                                     14,300       475,475         14,300        475,475
                                                                                                                     ---------------
                                                                                                                          1,049,255

Industrial Products                 1.79%
Parker Hannifin Corp.                                                            21,100     1,172,316         21,100      1,172,316

Total Capital Goods                                                                                                       2,221,571
                                                                                                                     ---------------


Commercial Services                 1.36%
IT Services
Computer Sciences Corp.**                                                        20,500       893,595         20,500        893,595

Total Commercial Services                                                                                                   893,595
                                                                                                                     ---------------


                                                   Aristata Equity Fund          Westcore Blue Chip Fund           Pro Forma
                                                -------------------------        -----------------------     -----------------------
                                                Shares       Market Value         Shares    Market Value     Shares     Market Value
                                                ------       ------------         ------    ------------     ------     ------------

Communications                      1.13%
Telecomm Service Providers          1.13%
ALLTEL Corp.                                                                     14,600       739,198         14,600       $739,198

Total Communications                                                                                                        739,198
                                                                                                                     ---------------

Consumer Cyclical                   5.43%
Clothing & Accessories              1.44%
TJX Companies Inc.                                                               37,900       944,089         37,900        944,089

Hotels & Gaming                     0.85%
Starwood Hotels &
  Resorts Worldwide Inc.                                                         13,300       560,994         13,300        560,994

Publishing & Media                  2.55%
Dow Jones & Company Inc.                                                         10,700       512,851         10,700        512,851
Viacom Inc. - Class B                                                            12,900       475,881         12,900        475,881
Walt Disney Co.                                                                  29,200       685,324         29,200        685,324
                                                                                                                     ---------------
                                                                                                                          1,674,056
Restaurants                         0.59%
Darden Restaurants Inc.                                                          17,100       384,750         17,100        384,750

Total Consumer Cyclical                                                                                                   3,563,889
                                                                                                                     ---------------

Consumer Durables                   1.72%
Household Goods                     1.72%
LA-Z Boy Inc.                                     21,000         387,450                                      21,000        387,450
Leggett & Platt Inc.                              12,000         303,360                                      12,000        303,360
Mattell Inc.                                      25,000         437,000                                      25,000        437,000
                                                                                                                     ---------------
                                                                                                                          1,127,810

Total Consumer Durables                                                                                                   1,127,810
                                                                                                                     ---------------

Consumer Services                   0.67%
Broadcasting/Entertainment          0.67%
Time Warner Inc.**                                26,000         443,040                                      26,000        443,040

Total Consumer Services                                                                                                     443,040
                                                                                                                     ---------------

Consumer Staples                   10.18%
Food & Agricultural Products        4.27%
Albertson's Inc.                                  28,000         656,040                                      28,000        656,040
Bunge Ltd.                                                                       13,600       505,104         13,600        505,104
Kraft Foods Inc.                                                                 18,300       546,438         18,300        546,438
Tyson Foods Inc.                                                                 53,400     1,095,768         53,400      1,095,768
                                                                                                                     ---------------
                                                                                                                          2,803,350
Home Products                       0.56%
Colgate Palmolive Co.                                                             6,400       366,080          6,400        366,080

Packaged Goods                      1.08%
Avon Products, Inc.                                8,000         709,280                                       8,000        709,280

Retail                              3.45%
BJ's Wholesale Club**                             16,000         377,920                                      16,000        377,920

                                                   Aristata Equity Fund          Westcore Blue Chip Fund           Pro Forma
                                                -------------------------        -----------------------     -----------------------
                                                Shares       Market Value         Shares    Market Value     Shares     Market Value
                                                ------       ------------         ------    ------------     ------     ------------
Dollar General Corp.                              20,000         388,000                                      20,000       $388,000
Target Corp.                                      12,900         576,630         20,700       925,290         33,600      1,501,920
                                                                                                                     ---------------
                                                                                                                          2,267,840
Textile/Apparel                     0.82%
Jones Apparel Group                               14,000         538,580                                      14,000        538,580

Total Consumer Staples                                                                                                    6,685,130
                                                                                                                     ---------------

Electric & Gas Utilities            3.64%
Electric Utilities                  2.08%
Atmos Energy Corp.                                16,000         396,640                                      16,000        396,640
Duke Energy Corp.                                 20,400         406,776                                      20,400        406,776
Xcel Energy Inc.                                  33,190         563,898                                      33,190        563,898
                                                                                                                     ---------------
                                                                                                                          1,367,314
Gas Utilities                       1.55%
Nicor Inc.                                        13,000         432,640                                      13,000        432,640
Questar Corp.                                     16,000         586,400                                      16,000        586,400
                                                                                                                     ---------------
                                                                                                                          1,019,040

Total Electric &
  Gas Utilities                                                                                                           2,386,354
                                                                                                                     ---------------

Energy                              8.49%
Coal                                0.91%
Peabody Energy Corp.                              12,000         596,880                                      12,000        596,880

Exploration & Production            0.99%
Devon Energy Corp.                                                               10,905       647,321         10,905        647,321

Integrated Oils                     1.69%
Occidental Petroleum Corp.                                                       25,100     1,109,420         25,100      1,109,420

Oil & Gas                           3.38%
BP PLC ADR                                        15,780         836,340                                      15,780        836,340
Kerr-McGee Corp.                                  10,000         492,500                                      10,000        492,500
Valero Energy                                     13,500         892,485                                      13,500        892,485
                                                                                                                     ---------------
                                                                                                                          2,221,325
Oil Services                        1.52%
Transocean Inc.**                                 20,000         534,600         17,400       465,102         37,400        999,702

Total Energy                                                                                                              5,574,648
                                                                                                                     ---------------

Financials                         16.52%
Banks/S & L/Finance/Lease           1.69%
Bank of America Corp.                              6,000         498,780                                       6,000        498,780
Wachovia Corp.                                    13,000         613,730                                      13,000        613,730
                                                                                                                     ---------------
                                                                                                                          1,112,510
Insurance-Real Estate Brokers       1.17%
Willis Group Holdings Ltd.                                                       21,600       770,256         21,600        770,256


                                                   Aristata Equity Fund          Westcore Blue Chip Fund           Pro Forma
                                                -------------------------        -----------------------     -----------------------
                                                Shares       Market Value         Shares    Market Value     Shares     Market Value
                                                ------       ------------         ------    ------------     ------     ------------
Integrated Financial Services       1.48%
Citigroup Inc.                                                                   20,966       973,451         20,966       $973,451

Property Casualty Insurance         5.96%
Allstate Corp.                                    14,720         647,386         15,100       664,098         29,820      1,311,484
AMBAC Financial Group Inc.                                                       10,000       691,500         10,000        691,500
American International Group                       4,000         293,200          8,600       630,380         12,600        923,580
Radian Group Inc.                                                                14,400       662,400         14,400        662,400
St. Paul Travelers Inc.                                                           8,139       322,956          8,139        322,956
                                                                                                                     ---------------
                                                                                                                          3,911,920
Securities & Asset Management       4.62%
Arthur J. Gallagher & Co.                         12,900         410,865                                      12,900        410,865
Goldman Sachs Group Inc.                                                          6,900       647,979          6,900        647,979
Lehman Brothers Holdings Inc.                                                     7,900       597,635          7,900        597,635
Marsh & McLennan Companies Inc.                   13,600         600,032                                      13,600        600,032
Merrill Lynch & Company Inc.                                                     13,700       778,160         13,700        778,160
                                                                                                                     ---------------
                                                                                                                          3,034,671
Specialty Finance                   1.58%
Freddie Mac                                                                      17,800     1,039,342         17,800      1,039,342

Total Financials                                                                                                         10,842,150
                                                                                                                     ---------------

Healthcare                         18.01%
Drugs & Healthcare Products         1.39%
Hospira Inc                                       10,210         261,785                                      10,210        261,785
Lincare Holdings Inc.**                           10,000         336,100                                      10,000        336,100
Medtronic Inc.                                                                    6,600       316,140          6,600        316,140
                                                                                                                     ---------------
                                                                                                                            914,025
Healthcare Services                 3.73%
Aetna Inc.                                                                       11,600       941,920         11,600        941,920
Medco Health Solutions Inc.                       14,844         519,985                                      14,844        519,985
Pacificare Health Systems Inc.**                                                 26,800       989,724         26,800        989,724
                                                                                                                     ---------------
                                                                                                                          2,451,629
Pharmaceuticals                    12.89%
Abbott Laboratories                               22,100         910,741         15,500       638,755         37,600      1,549,496
Amgen Inc.**                                      11,000         601,700         18,200       995,540         29,200      1,597,240
Barr Pharmaceuticals Inc.**                        9,000         392,580         13,200       575,784         22,200        968,364
Merck & Co. Inc.                                  14,000         662,200                                      14,000        662,200
Mylan Laboratories Inc.                           16,875         376,481         45,700     1,019,567         62,575      1,396,048
Pfizer Inc.                                                                      34,960     1,235,486         34,960      1,235,486
Schering-Plough Corp.                             30,000         507,000                                      30,000        507,000
Teva Pharmaceutical
  Industries Ltd.                                                                 8,200       542,594          8,200        542,594
                                                                                                                     ---------------
                                                                                                                          8,458,428

Total Healthcare                                                                                                         11,824,082
                                                                                                                     ---------------

Industrial Products & Services      6.14%
Aerospace                           0.84%
Boeing Co.                                        12,000         549,600                                      12,000        549,600

Business Info/Services              0.93%
Maximus Inc.**                                    17,000         610,980                                      17,000        610,980

                                                   Aristata Equity Fund          Westcore Blue Chip Fund           Pro Forma
                                                -------------------------        -----------------------     -----------------------
                                                Shares       Market Value         Shares    Market Value     Shares     Market Value
                                                ------       ------------         ------    ------------     ------     ------------
Electrical Products                 1.13%
Emerson Electric Co.                              12,400         740,280                                      12,400       $740,280

Industrial Components               3.24%
General Electric Company                          12,000         373,440                                      12,000        373,440
Kennametal Inc.                                   16,000         681,600                                      16,000        681,600
Robbins & Myers Inc.                              15,000         331,500                                      15,000        331,500
Snap On Inc.                                      22,000         739,860                                      22,000        739,860
                                                                                                                     ---------------
                                                                                                                          2,126,400

Total Industrial Products
  & Services                                                                                                              4,027,260
                                                                                                                     ---------------

Services                            0.51%
Consumer Services                   0.51%
Cendant Corp.                                                                    14,700       337,218         14,700        337,218

Total Services                                                                                                              337,218
                                                                                                                     ---------------

Technology                         10.97%
Computers/Peripheral                2.09%
Hewlett-Packard Co.                               31,100         660,564                                      31,100        660,564
International Business
  Machines Corp.                                   8,000         708,720                                       8,000        708,720
                                                                                                                     ---------------
                                                                                                                          1,369,284
Computer Software                   3.66%
Electronic Data Systems Corp.                     22,000         359,700                                      22,000        359,700
Microsoft Corp.                                                                  36,300       956,505         36,300        956,505
Network Associates Inc.**                                                        21,600       359,640         21,600        359,640
Verisign Inc.**                                                                  40,100       727,414         40,100        727,414
                                                                                                                     ---------------
                                                                                                                          2,403,259

Electronics                         2.48%
American Power Conversion                                                        17,000       307,700         17,000        307,700
Anixter International Inc.**                      20,200         616,100                                      20,200        616,100
Flextronics International**                       40,000         702,400                                      40,000        702,400
                                                                                                                     ---------------
                                                                                                                          1,626,200

Semiconductors                      2.75%
Altera Corp.**                                                                   21,400       489,846         21,400        489,846
Intel Corp.                                                                      33,700       962,135         33,700        962,135
National Semiconductor Corp.**                                                   16,200       351,054         16,200        351,054
                                                                                                                     ---------------
                                                                                                                          1,803,035

Total Technology                                                                                                          7,201,778
                                                                                                                     ---------------

Telecommunications                  1.86%
Communications                      1.86%
Bellsouth Corp.                                   24,100         601,536                                      24,100        601,536
Verizon Communications                            18,000         622,440                                      18,000        622,440
                                                                                                                     ---------------
                                                                                                                          1,223,976

Total Telecommunications                                                                                                  1,223,976
                                                                                                                     ---------------

                                                   Aristata Equity Fund          Westcore Blue Chip Fund           Pro Forma
                                                -------------------------        -----------------------     -----------------------
                                                Shares       Market Value         Shares    Market Value     Shares     Market Value
                                                ------       ------------         ------    ------------     ------     ------------
Total Common Stocks                                                                                                     $63,370,245
                                                                                                                     ---------------
(Cost $49,603,452)

Mutual Funds                        3.46%
Fifth Third C/P Fund                             400,000         400,000                                     400,000        400,000
Fifth Third U.S. Treasury Fund                 1,222,347       1,222,347                                   1,222,347      1,222,347
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                                                             649,788       649,788        649,788        649,788
                                                                                                                     ---------------

Total Mutual Funds                                                                                                        2,272,135
                                                                                                                     ---------------
    (Cost $2,272,135)

Total Investments                 100.00%
     (Cost $51,875,587)                                                                                                 $65,642,380
                                                                                                                     ---------------

Percentages and cost are based on Pro Forma data only.

**Non-income producing security.

The accompanying notes are an integral part of the financial statements

                                                           WESTCORE FUNDS
                                             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                                  OF THE ARISTATA QUALITY BOND FUND AND THE WESTCORE PLUS BOND FUND
                                                            May 31, 2004
                                                             (Unaudited)

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Nonconvertible
  Preferred Stocks              4.96%
Financial                       3.97%
Real Estate Investment
   Trusts (REITs)               3.97%
Apartments                      0.46%
Apartment Invetment
and Management Co.,
Series T, 8.00%                                                               Ba3/B+       9,000     217,800       9,000    $217,800
BRE Properties Inc.,
Series C, 6.75%                                                             Baa3/BBB      10,000     235,000      10,000     235,000
                                                                                                                         -----------
                                                                                                                             452,800
                                                                                                                         -----------
Diversified                     1.35%
Colonial Properties Trust:
   Series C, 9.25%                                                           Ba1/BB+      10,000     262,500      10,000     262,500
   Series D , 8.125%                                                         Ba1/BB+      12,000     305,400      12,000     305,400
iStar Financial:
   Series E, 7.8755                                                           Ba3/B+       7,000     173,180       7,000     173,180
   Series G, 7.65%                                                            Ba3/B+      12,000     293,400      12,000     293,400
   Series I, 7.50%                                                            Ba3/B+      12,500     293,750      12,500     293,750
                                                                                                                         -----------
                                                                                                                           1,328,230

Health Care                     0.32%
Omega Healthcare Investors,
Series D, 8.375%                                                               B3/B-      12,500     314,454      12,500     314,454


Manufactured Homes              0.50%
Affordable Residential,
Series A, 8.25%                                                               NR/NR      19,500     488,475      19,500     488,475


Shopping Centers                0.52%
New Plan Excel Realty
Trust, Series E, 7.625%                                                    Baa3/BBB-      12,000     303,960      12,000     303,960
Taubman Centers Inc.,
Series A, 8.30%                                                                B1/B+       8,000     201,440       8,000     201,440
                                                                                                                         -----------
                                                                                                                             505,400
                                                                                                                         -----------

Storage                         0.24%
Public Storage, Inc.,
Series R, 8.00%                                                            Baa2/BBB+       9,000     232,920       9,000     232,920

Warehouse - Industrial          0.59%
First Industrial Realty
Trust Inc., 6.236% (5)                                                     Baa3/BBB-         575     575,000         575     575,000


Total Financial                                                                                                            3,897,279
                                                                                                                         -----------


Industrial                      0.99%
Automobiles                     0.25%
General Motors Corp.,
7.375%, 05/15/2048                                                         Baa1/BBB+      10,000     249,500      10,000     249,500

Other Industrial                0.73%
RC Trust I, Series C,
7.00% 05/15/2006                                                              Ba1/BB      13,500     718,454      13,500     718,454


Total Industrial                                                                                                            $967,954
                                                                                                                         -----------

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Total Nonconvertible
  Preferred Stocks                                                                                                         4,865,233
                                                                                                                         -----------
(Cost $4,884,148)

Convertible Preferred Stocks    0.42%
Industrial                      0.42%
Automobiles                     0.42%
Ford Motor Co. Capital
Trust II,
6.50%, 01/15/2032                                                            Baa2/BB       5,000     268,750       5,000     268,750
General Motors Corp.,
Series B, 5.25%, 03/06/2032                                                 Baa1/BBB       6,000     147,000       6,000     147,000



Total Industrial                                                                                                             415,750
                                                                                                                         -----------
(Cost $400,000)

Total Convertible
  Preferred Stocks                                                                                                           415,750
                                                                                                                         -----------
(Cost $400,000)


Convertible Bonds               0.28%
Industrial                      0.28%
Telecom & Related               0.28%
Corning Inc., Zero Coupon,
3.50%, 11/08/2015 (2)                                                        Ba2/BB+     350,000     274,312     350,000     274,312

Total Industrial                                                                                                             274,312
                                                                                                                         -----------


Total Convertible Bonds                                                                                                      274,312
                                                                                                                         -----------
(Cost $235,338)


Corporate Bonds                60.49%
Communications                  0.38%
Bellsouth Corp.
6.00%, 10/15/2011                            A1/A+    120,000  126,329                                           120,000     126,329
SBC Communications, Inc.
6.250%, 3/15/2011                            A1/A+    120,000  127,677                                           120,000     127,677
Verizon Global
4.375%, 06/01/2013                           A2/A+    125,000  114,793                                           125,000     114,793

Total Communications                                                                                                         368,799
                                                                                                                         -----------

Financial                      23.79%
Automobile                      0.19%
Toyota Motor Credit
5.50%, 12/15/2008                          Aa1/AAA    180,000  190,283                                           180,000     190,283

Financial Services              9.87%
BB&T Corp.,
5.20%, 12/23/2015                                                              A2/A-     400,000     383,904     400,000     383,904
Bear Stearns Co.:
   7.00%, 03/01/2007                          A1/A    120,000  130,486                                           120,000     130,486
   3.25%, 03/25/2009                                                            A1/A     500,000     472,968     500,000     472,968
   4.65%, 07/02/2018                          A1/A    140,000  121,901                                           140,000     121,901
   5.00%, 10/25/2033                                                         Aaa/AAA     410,317     404,751     410,317     404,751
Charles Schwab Corp.
8.05%, 03/01/2010                            A3/A-    210,000  238,912                                           210,000     238,912
Citigroup Inc.
7.25%, 10/01/2010                                                             Aa2/A+     550,000     618,919     550,000    $618,919
Emigrant Capital Trust,
4.23%, 12/10/2033 (1)                                                         NR/BBB     500,000     500,935     500,000     500,935

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Fifth Third Bancorp,
5.20%, 03/01/2019                                                            Aa1/AA-     800,000     745,444     800,000     745,444
General Electric Capital
Corp., Series A,
6.90%, 09/15/2015                                                            Aaa/AAA     375,000     414,371     375,000     414,371
General Motors
Acceptance Corp.,
2.04%, 01/16/2007 (2)                                                         A3/BBB     500,000     498,632     500,000     498,632
Goldman Sachs Group Inc.
6.875%, 01/15/2011                          Aa3/A+    120,000  131,658                                           120,000     131,658
Huntington National Bank,
5.375%, 02/28/2019                                                             A2/A-     425,000     402,368     425,000     402,368
International Lease
Finance Corp.,
5.875%, 05/01/2013                                                            A1/AA-     200,000     204,717     200,000     204,717
M & T Bank,
3.85%, 04/01/2013                                                              A3/A-     376,000     369,094     376,000     369,094
Marshall & Ilsley Bank,
2.90%, 08/18/2009                                                             Aa3/A+     650,000     637,294     650,000     637,294
Merril Lynch & Co.
7.00%, 04/27/2008                           Aa3/A+    330,000  364,627                                           330,000     364,627
Morgan Stanley Dean
Witter & Co.:
   8.33%, 01/15/2007                        Aa3/A+    230,000  256,792                                           230,000     256,792
   4.75%, 04/01/2014                          A1/A    125,000  115,153                                           125,000     115,153
National City Corp.
6.875%, 05/15/2019                            A2/A    280,000  306,801                                           280,000     306,801
Pemex Finance Ltd.,
7.80%. 02/15/2013, MBIA                                                      Aaa/AAA     150,000     173,236     150,000     173,236
Wachovia Corp.,
3.50%, 08/15/2008                                                              Aa3/A     700,000     682,465     700,000     682,465
Washington Mutual Inc.,
4.00%, 01/15/2009                                                              A3/A-     500,000     489,967     500,000     489,967
Wells Fargo & Co.:
   3.50%, 04/04/2008                                                         Aa1/AA-     325,000     319,921     325,000     319,921
   5.00%, 11/15/2014                        Aa2/A+    325,000  313,329        Aa2/A+     400,000     385,635     725,000     698,964
                                                                                                                         -----------
                                                                                                                           9,684,280


Insurance                       3.77%
Aetna Services, Inc.,
7.125%, 08/15/2006                                                            Aa3/A+     500,000     544,888     500,000     544,888
American International
Group Inc.,
4.25%, 05/15/2013  (1)                                                       Aaa/AAA     500,000     462,162     500,000     462,162
Berkshire Hathaway Inc.,
4.625%, 10/15/2013  (1)                                                      Aaa/AAA     400,000     381,656     400,000     381,656
Commerce Group Inc.,
5.95%, 12/09/2013                                                           Baa2/BBB     200,000     198,780     200,000     198,780
Fund American
Companies, Inc.,
5.875%, 05/15/2013                                                         Baa2/BBB-     400,000     398,650     400,000     398,650
Meridian Funding Co. LLC,
2.01%, 11/24/2009  (1)(2)                                                    Aaa/AAA     400,000     400,387     400,000     400,387
Phoenix Home Life Mutual,
6.95%, 12/01/2006 (1)                                                      Baa2/BBB+     950,000   1,009,779     950,000   1,009,779
Zurich Reinsurance,
7.125%, 10/15/2023                                                          Baa1/BBB     300,000     296,923     300,000     296,923
                                                                                                                         -----------
                                                                                                                           3,693,225


Real Estate Investment
  Trusts (REITs)                9.96%
Apartments                      1.08%
BRE Properties Inc.,
7.45%, 01/15/2011                                                           Baa2/BBB     400,000     448,230     400,000    $448,230
Colonial Realty LP,
7.00%, 07/14/2007                                                          Baa3/BBB-     300,000     326,743     300,000     326,743
United Dominion
Realty Trust,
3.90%, 03/15/2010                                                           Baa3/BBB     300,000     281,756     300,000     281,756
                                                                                                                         -----------
                                                                                                                           1,056,729

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Diversified                     1.45%
iStar Financial Inc.,
   8.75%, 08/15/2008                                                         Ba1/BB+      95,000     104,849      95,000     104,849
   5.70%, 03/10/2014 (1)                                                     Ba1/BB+     450,000     411,221     450,000     411,221
Vornado Realty LP:
   5.625%, 06/15/2007                                                       Baa2/BBB     200,000     211,853     200,000     211,853
   4.75%, 12/01/2010                                                        Baa2/BBB     235,000     229,501     235,000     229,501
Washington REIT,
5.25%, 01/15/2014                                                            Baa1/A-     475,000     463,238     475,000     463,238
                                                                                                                         -----------
                                                                                                                           1,420,662

Healthcare                      2.59%
Columbia/ HCA Inc.
7.19%, 11/15/2015                                                           Ba1/BBB-     700,000     708,945     700,000     708,945
HCA Inc.,
5.75%, 03/15/2014                                                           Ba1/BBB-     200,000     186,022     200,000     186,022
Health Care Property
Investors Inc.,
6.00%, 03/01/2015                                                          Baa2/BBB+     450,000     455,255     450,000     455,255
Healthcare Realty
Trust Inc.:
   8.125%, 05/01/2011                                                      Baa3/BBB-     350,000     402,326     350,000     402,326
   5.125%, 04/01/2014                                                      Baa3/BBB-     400,000     371,532     400,000     371,532
Health Care REIT Inc.,
6.00%, 11/15/2013                                                          Baa3/BBB-     250,000     249,035     250,000     249,035
Senior House
Properties Trust,
8.625%, 01/15/2012                                                           Ba2/BB+     150,000     162,375     150,000     162,375
                                                                                                                         -----------
                                                                                                                           2,535,490

Hotels                          0.26%
Felcor Suites LP,
7.625%, 10/01/2007                                                             B1/B-     250,000     254,375     250,000     254,375

Office Property                 1.22%
Boston Properties LP,
5.00%, 06/01/2015                                                           Baa2/BBB     300,000     277,566     300,000     277,566
Chelsea GCA Realty
Partnership, LP,
7.25%, 10/21/2007                                                           Baa2/BBB     300,000     328,506     300,000     328,506
EOP Operating
Partnership Ltd.,
8.10%, 08/01/2010                                                          Baa1/BBB+     325,000     371,236     325,000     371,236
HRPT Properties Trust,
5.75%, 02/15/2014                                                           Baa2/BBB     225,000     219,868     225,000     219,868
                                                                                                                         -----------
                                                                                                                           1,197,176

Regional Malls                  0.35%
The Rouse Co.,
8.00%, 04/30/2009                                                          Baa3/BBB-     300,000     340,694     300,000     340,694

Shopping Centers                2.60%
Developers Diversified
Realty,
7.00%, 3/19/2007                                                            Baa3/BBB     350,000     378,777     350,000     378,777
Kimco Realty Corp.,
Series C,
5.98%, 07/30/2012                                                            Baa1/A-     400,000     410,046     400,000     410,046
Price Development Co. LP,
7.29%, 03/11/2008                                                           Baa3/BB+     550,000     578,690     550,000     578,690
Weingarten Realty
Investors:
   7.00%, 07/15/2011                                                            A3/A     550,000     614,162     550,000    $614,162
   6.64%, 07/15/2026                                                            A3/A     545,000     568,049     545,000     568,049
                                                                                                                         -----------
                                                                                                                           2,549,724

Warehouse - Industrial          0.42%
Centerpoint Properties
Corp.,
6.75%, 04/01/2005                                                           Baa2/BBB     400,000     412,642     400,000     412,642

Total Financial                                                                                                           23,335,280
                                                                                                                         -----------


                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----

Industrial                     26.00%
Aerospace                       0.37%
General Dynamics Corp.
4.25%, 05/15/2013                             A2/A    125,000  115,950                                           125,000     115,950
United Technologies Corp.
6.10%, 05/15/2012                             A2/A    230,000  246,120                                           230,000     246,120
                                                                                                                         -----------
                                                                                                                             362,070

Airlines                        5.73%
America West Airlines Inc.,
Pass - Through Certificates,
Series 1999-1, Class G,
7.93%, 01/02/2019, AMBAC (3)                                                 Aaa/AAA     148,357     161,262     148,357     161,262
Atlas Air Inc.,
Series 1991-1 A-2,
6.88%, 07/02/2009(3)                                                           NR/NR   1,000,000     930,153   1,000,000     930,153
Continental Airlines, Inc.:
   Pass-Through Certificates,
   Series 1998-3, Class A-2,
   6.32%, 11/01/2008                                                          Baa3/A     200,000     195,506     200,000     195,506
   Pass-Through Certificates,
   Series 1999-2, Class B,
   7.566%, 03/15/2020 (3)                                                   Ba2/BBB+     179,561     146,359     179,561     146,359
Delta Air Lines, Inc.:
   10.00%, 08/15/2008 (1)                                                     NR/CCC     336,000     174,720     336,000     174,720
   Pass-Through Certificates,
   Series 2001-1, Class A-2,
   7.111%, 09/18/2011 (3)                                                  Baa3/BBB-     300,000     282,035     300,000     282,035
FedEx Corp.:
   Series A2, 7.89%, 9/23/2008                                              Baa1/BBB     824,566     906,350     824,566     906,350
   Series 1997-A, 7.50%,
   1/15/2018 (3)                                                               A1/A+     760,119     863,658     760,119     863,658
Northwest Airlines Corp.,
Series 1999-2B,
7.95%, 03/01/2015 (3)                                                       Ba1/BBB+     540,451     445,741     540,451     445,741
United Air Lines, Inc.:
   Equipment Trust, Pass-Through
   Certificates, Series 92-A2,
   9.35%, 04/07/2016 (3)(4)**                                                    D/D     350,000     191,977     350,000     191,977
   Pass-Through Certificates,
   Series 95-A1, 9.02%,
   04/19/2012 (4)**                                                              D/D   2,791,321   1,317,964   2,791,321   1,317,964
                                                                                                                         -----------
                                                                                                                           5,615,725


Automobiles                     5.11%
DaimlerChrysler NA
Holdings Corp.,
6.50%, 11/15/2013                                                             A3/BBB     500,000     507,551     500,000     507,551
Delphi Corp.,
6.50%, 08/15/2013                                                          Baa2/BBB-     425,000     430,372     425,000     430,372
Ford Motor Co.,
7.45%, 07/16/2031                                                          Baa1/BBB-   2,000,000   1,900,814   2,000,000   1,900,814
General Motors Corp.,
8.25%, 07/15/2023                                                           Baa1/BBB   1,450,000   1,501,610   1,450,000   1,501,610
Visteon Corp.,
7.00%, 03/10/2014                                                             Ba1/NR     700,000     670,250     700,000     670,250
                                                                                                                         -----------
                                                                                                                           5,010,597

Brewery                         0.62%
Anheuser-Busch
Companies Inc.:
   4.95%, 01/15/2014                         A1/A+    175,000  171,647                                           175,000     171,647
   5.05% 10/15/2016                          A1/A+    150,000  144,447         A1/A+     300,000     288,894     450,000     433,341
                                                                                                                         -----------
                                                                                                                             604,988
Cable & Media                   2.09%
AT&T Broadband Corp.,
8.375%, 03/15/2013                                                          Baa3/BBB     300,000     352,765     300,000    $352,765
Charter Communications
Holdings Capital Corp.,
11.125%, 01/15/2011                                                          Ca/CCC-     625,000     546,875     625,000     546,875
Rogers Cable Inc.,
5.50%, 03/15/2014                                                           Ba2/BBB-     750,000     660,667     750,000     660,667
Time Warner Inc.,
9.15%, 02/01/2023                                                          Baa1/BBB+     400,000     492,471     400,000     492,471
                                                                                                                         -----------
                                                                                                                           2,052,778

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Chemicals                       1.43%
Borden Inc.,
7.875%, 02/15/2023                                                            B2/BB-     775,000     716,875     775,000     716,875
Dow Chemical Co.
6.125, 02/01/2011                            A3/A-    350,000  370,328                                           350,000     370,328
Ferro Corp.,
9.125%, 01/01/2009                                                         Baa3/BBB-     275,000     316,941     275,000     316,941
                                                                                                                         -----------
                                                                                                                           1,404,144

Computer/Peripheral             0.20%
Hewlett Packard Co.
7.15%, 06/15/2005                            A2/A-    190,000  199,143                                           190,000     199,143

Commercial Services             0.25%
Aramark Services Inc.,
7.00%, 05/01/2007                                                          Baa3/BBB-     225,000     243,735     225,000     243,735

Drugs                           0.35%
Eli Lilly & Co.
6.00%, 03/15/2012                           Aa3/AA    100,000  106,560                                           100,000     106,560
Pfizer Inc.
4.50%, 02/15/2014                          Aaa/AAA    250,000  237,786                                           250,000     237,786
                                                                                                                         -----------
                                                                                                                             344,346
Food/Beverage                   0.51%
Albertson's Inc.
6.95%, 08/01/2009                         Baa2/BBB     70,000   76,500                                            70,000      76,500
Cambell Soup Co.
5.00%, 12/03/2012                             A3/A    150,000  148,416                                           150,000     148,416
Coca-Cola Enterprises Inc.
6.125%, 08/15/2011                           A2/A+    140,000  150,558                                           140,000     150,558
Sara Lee Corp.
6.25%, 09/15/2011                            A3/A+    120,000  129,419                                           120,000     129,419
                                                                                                                         -----------
                                                                                                                             504,893

Health Care                     0.98%
Tenet Healthcare Corp.,
7.375%, 02/01/2013                                                             B3/B-   1,075,000     962,125   1,075,000     962,125


Household Goods                 0.38%
Kimberly Clark Corp.
5.625%, 02/15/2012                         Aa2/AA-    350,000  369,740                                           350,000     369,740

Leisure                         2.25%
Carnival Corp.,
3.75%, 11/15/2007 (1)                                                          A3/A-     400,000     396,392     400,000     396,392
Hilton Hotels Corp.,
7.625%, 05/15/2008                                                          Ba1/BBB-     550,000     591,250     550,000     591,250
Hyatt Equities LLC,
6.875%, 06/15/2007 (1)                                                      Baa3/BBB     150,000     157,508     150,000     157,508
Park Place
Entertainment Corp.,
   7.50%, 09/01/2009                                                         Ba1/BB+     125,000     132,500     125,000    $132,500
Royal Caribbean
Cruises Ltd.,
6.75%, 03/15/2008                                                            Ba2/BB+     350,000     362,250     350,000     362,250
Station Casinos Inc.
6.875%, 03/01/2016 (1)                                                         B1/B+     600,000     567,000     600,000     567,000
                                                                                                                         -----------
                                                                                                                           2,206,900

Medical Products                0.23%
Cardinal Health Inc.
4.00%, 06/15/2015                             A2/A    255,000  222,995                                           255,000     222,995

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Metals
Alcan Aluminum Ltd.             0.32%
6.25%, 11/01/2008                          Baa1/A-    290,000  311,225                                           290,000     311,225


Other Industrial                2.85%
Kennametal Inc.,
7.20%, 06/15/2012                                                            Ba1/BBB     285,000     301,335     285,000     301,335
Leucadia National Corp.:
   8.65%, 01/15/2027                                                          Ba2/BB     385,000     383,075     385,000     383,075
   7.75%, 08/15/2013                                                        Ba1/BBB-   1,600,000   1,656,000   1,600,000   1,656,000
Unilever Capital Corp.,
7.125%, 11/01/2010                                                             A1/A+     400,000     452,073     400,000     452,073
                                                                                                                         -----------
                                                                                                                           2,792,483

Packaged Goods                  0.48%
Fortune Brands Inc.
6.25%, 04/01/2008                             A2/A    230,000  248,695                                           230,000     248,695
Estee Lauder Inc.
6.00%, 01/15/2012                            A1/A+    210,000  225,302                                           210,000     225,302
                                                                                                                         -----------
                                                                                                                             473,997
Restaurants                     0.49%
McDonalds Corp.:
   6.00%, 04/15/2011                          A2/A    190,000  201,651                                           190,000     201,651
   5.00%, 09/30/2016                          A2/A    300,000  280,004                                           300,000     280,004
                                                                                                                         -----------
                                                                                                                             481,655
Retail                          0.13%
Target Corp.
5.875%, 03/01/2012                           A2/A+    120,000  126,378                                           120,000     126,378

Telecom & Related               1.23%
American Tower Corp.,
7.50%, 05/01/2012 (1)                                                       Caa1/CCC     500,000     483,750     500,000     483,750
Nortel Networks Ltd.,
6.125%, 02/15/2006                                                              B3/B     500,000     490,625     500,000     490,625
Rogers Wireless Inc.,
6.375%, 03/01/2014 (1)                                                       Ba3/BB+     250,000     235,625     250,000     235,625
                                                                                                                         -----------
                                                                                                                           1,210,000


Total Industrial                                                                                                          25,499,917
                                                                                                                         -----------



Utilities & Energy             10.32%
Energy - Non-Utility            3.34%
AES Corp.,
8.875%, 02/15/2011                                                             B3/B-     600,000     610,500     600,000     610,500
Duke Energy Corp.,
4.302%, 05/18/2006                                                         Baa3/BBB-     350,000     357,160     350,000     357,160
Enron Corp.:
   6.75%, 07/01/2005
   (4)(5)**                                                                      D/D     325,000       3,250     325,000      $3,250
   8.25%, 09/15/2012
   (4)(5)**                                                                      D/D     100,000       1,000     100,000       1,000
FPL Energy Caithness FDG,
7.645%, 12/31/2018 (1)(5)                                                   Ba1/BBB-     590,772     620,919     590,772     620,919
Kinder Morgan Energy
Partners, LP,
6.75%, 03/15/2011                                                          Baa1/BBB+     450,000     482,756     450,000     482,756
Magellan Midstream Partners,
6.45%, 06/01/2014                                                            Ba1/BBB     400,000     405,072     400,000     405,072
Northern Border Pipeline,
6.25%, 05/01/2007                                                              A3/A-     420,000     451,658     420,000     451,658
Northern Natural Gas Co.,
5.375%, 10/31/2012 (1)                                                       Baa2/A-     350,000     346,835     350,000     346,835
                                                                                                                         -----------
                                                                                                                           3,279,150

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Utilities                       6.97%
CE Electric UK Funding Co.,
6.995%, 12/30/2007 (1)                                                     Baa3/BBB-     600,000     633,952     600,000     633,952
Centerpoint Energy Inc.,
7.25%, 09/01/2010 (1)                                                       Ba2/BBB-     200,000     211,716     200,000     211,716
Duke Energy Corp.,
5.30%, 10/01/2015                                                            A3/BBB+     450,000     435,820     450,000     435,820
Illinois Power Co.,
11.50%, 12/15/2010                                                              B1/B     800,000     948,000     800,000     948,000
Indianapolis
Power & Light:
   6.30%, 07/01/2013 (1)                                                    Baa2/BB+     300,000     310,426     300,000     310,426
   7.05%, 02/01/2024                                                        Baa2/BB+     300,000     300,947     300,000     300,947
MidAmerica Energy
Holdings Co.,
5.875%, 10/01/2012                                                         Baa3/BBB-     175,000     178,386     175,000     178,386
Nevada Power Co.:
   10.875%, 10/15/2009                                                        Ba2/NR     175,000     197,750     175,000     197,750
   6.50%, 4/15/2012 (1)                                                       Ba2/BB     150,000     142,125     150,000     142,125
   9.00%, 08/15/2013 (1)                                                      Ba2/NR     150,000     164,812     150,000     164,812
Pacific Gas & Electric,
6.05%, 03/01/2034                                                           Baa2/BBB     700,000     658,421     700,000     658,421
Portland General Electric,
7.875%, 03/15/2010                                                          Baa3/BBB     200,000     217,686     200,000     217,686
Power Contract
Financing LLC,
6.256%, 02/01/2010 (1)                                                      Baa2/BBB     125,000     128,277     125,000     128,277
Power Receivables
Finance LLC,
 6.29%, 01/01/2012  (1)                                                     Baa2/BBB      98,299     100,277      98,299     100,277
Tenaska Alabama II
Partners LP,
6.125%, 03/30/2023 (1)                                                     Baa3/BBB-     172,096     170,746     172,096     170,746
Tenaska Virgina
Partners LP,
6.119%, 03/30/2024 (1)                                                     Baa3/BBB-     201,000     197,225     201,000     197,225
Virginia Electric & Power:
   4.10%,. 12/15/2008                                                        A3/BBB+     225,000     220,100     225,000     220,100
   8.25%, 03/01/2025                                                           A2/A-   1,000,000   1,070,113   1,000,000   1,070,113
WPD Holdings:
   6.875%, 12/15/2007  (1)                                                 Baa2/BBB-      50,000      52,282      50,000      52,282
   7.25%, 12/15/2017 (1)                                                   Baa2/BBB-     500,000     498,702     500,000     498,702
                                                                                                                         -----------
                                                                                                                           6,837,763

  Total Utilities & Energy                                                                                                10,116,913
                                                                                                                         -----------

  Total Corporate Bonds                                                                                                   59,320,909
                                                                                                                         -----------
(Cost $59,469,363)


Asset-Backed Securities,
Collateralized Obligations,
& Mortgage-Backed Securities   17.73%
Asset-Backed Securities         6.28%
ACE Securities Corp.:
   Series 2003-MH1,
   Class A2, 3.28%,
   08/15/2030 (1)                                                            Aaa/AAA     300,000     288,329     300,000    $288,329
   Series 2004-IN1,
   Class B, 4.60%,
   05/25/2034 (5)(6)                                                         Aaa/AAA     379,000     292,917     379,000     292,917
Calfornia Infrastructure
SCE-1,
Series 1997-1, Class A6,
6.38%, 09/25/2006 (3)                                                        Aaa/AAA     184,886     193,735     184,886     193,735
Citibank Credit Card
Issuance
Trust, Series 2003-A6,
2.90%, 5/15/2008 (3)                                                         Aaa/AAA     275,000     264,719     275,000     264,719
COMED Transitional
Funding Trust,
Series 1998-1, Class A6,
5.63%, 06/25/2007 (3)                                                        Aaa/AAA     150,000     157,892     150,000     157,892
Countrywide Home Loans,
Series 2004-2, Class 3A1,
5.48%, 02/25/2034 (3)                                                        Aaa/AAA     760,821     775,528     760,821     775,528

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Detroit Edison
Securitization,
Series 2001-01, Class A4,
6.19%, 03/01/2011 (3)                                                        Aaa/AAA     350,000     377,991     350,000     377,991
Harley Davidson
Motorcycle Trust,
Series 2003-3, Class A2,
2.76%, 03/15/2008 (3)                                                        Aaa/AAA     400,000     397,783     400,000     397,783
Honda Auto Receivables
Owner Trust,
Series 2003-3, Class A4,
2.77%, 12/21/2007 (3)                                                        Aaa/AAA     350,000     347,385     350,000     347,385
Nissan Auto Receivables
Owner Trust,
Series 2003-3, Class A4,
2.70%, 12/15/2006 (3)                                                        Aaa/AAA     225,000     224,120     225,000     224,120
Provident Funding Mortgage
Loan Trust,
Series 2004-1, Class 1A1,
4.10%, 03/25/2034 (3)(5)                                                     Aaa/AAA     468,501     461,619     468,501     461,619
Union Acceptance Corp,
Series 2002-A, Class A4,
4.59%, 03/08/2006 (3)                                                        Aaa/AAA     350,000     357,370     350,000     357,370
Vanderbilt Mortgage Finance:
   Series 1996-A, Class A5,
   7.425%, 05/07/2026                                                        Aaa/AAA     129,250     136,334     129,250     136,334
   Series 2002-B, Class B-1,
   5.85%, 04/07/2018                                                        Baa2/BBB     350,000     326,123     350,000     326,123
Volkswagen Auto Lease Trust,
Series 2002-A, Class A4,
2.75%, 01/20/2006 (3)                                                        Aaa/AAA     350,000     352,563     350,000     352,563
Wells Fargo Mortgage-Backed
Securities Trust:
   Series 2003-M, Class A1,
   4.786%, 12/25/2033                                                        Aaa/AAA     360,370     360,508     360,370     360,508
   Series 2004-E, Class A1,
   4.911%, 11/25/2011                                                        Aaa/AAA     487,652     479,362     487,652     479,362
WFS Financial Owner Trust,
Series 2002-1, Class A4A,
4.87%, 12/20/2006 (3)                                                        Aaa/AAA     350,000     360,259     350,000     360,259
                                                                                                                         -----------
                                                                                                                           6,154,537

Collateralized Debt Obligations 5.30%
AHR, Series 2004-1A, Class G,
4.050%, 01/23/2014 (1)(3)(5)(6)                                              NR/BBB-     500,000     500,000     500,000     500,000
CREST Ltd., Series 2003-1A:
   Class A1, 1.87%,
   05/28/2010 (1)(2)(3)(5)                                                   Aaa/AAA     300,000     303,141     300,000     303,141
   Class D2, 7.332%,
   08/28/2012 (1)(3)(5)                                                     Baa2/BBB     150,000     150,322     150,000     150,322
   Class PS, 8.68%,
   08/28/2012 (1)(2)(3)(6)(7)                                                Ba3/BB-     800,000     408,000     800,000     408,000
CREST Ltd., Series 2003-2A:
   Class A1, 1.59%,
   12/28/2018 (1)(2)(5)                                                      Aaa/AAA     299,579     299,579     299,579     299,579
   Class PS, 6.00%,
   12/28/2013 (1)(5)(6)(7)                                                    Ba3/BB     620,174     299,978     620,174     299,978
Diversified REIT Trust,
Series 1999-1A, Class D,
6.78%, 03/18/2011                                                          Baa3/BBB-     300,000     307,208     300,000     307,208
I-Preferred Term
Securities I Ltd.,
Subordinate Income Notes,
35.96%, 12/04/2012
(1)(3)(5)(6)(7)                                                                NR/NR     150,000     150,000     150,000     150,000
Preferred Term
Securities VI Ltd.,
Subordinate Income Notes,
24.569%, 07/03/2012
(1)(3)(5)(6)(7)                                                                NR/NR     250,000     250,000     250,000     250,000
Preferred Term Securities
X Ltd.,
Subordinate Income Notes
19.00%, 07/03/2013
(1)(3)(5)(6)(7)                                                                NR/NR     350,000     350,000     350,000     350,000
Preferred Term Securities
XI  Ltd.,
Subordinate Income Notes
19.00%, 10/03/2013
(1)(3)(5)(6)(7)                                                                NR/NR     350,000     350,000     350,000     350,000
Preferred Term Securities
XII  Ltd.,
Subordinate Income Notes
19.00%, 12/24/2013
(1)(3)(5)(6)(7)                                                                NR/NR     250,000     250,000     250,000    $250,000
Preferred Term Securities
XIII Ltd.,
Subordinate Income Notes,
18.00%, 3/24/2014  (1)(3)(6)(7)                                                NR/NR     500,000     519,313     500,000     519,313
Regional Diversified
Funding, Series 2004-1,
16.849%, 02/15/2014
(1)(3)(5)(6)(7)                                                                NR/NR     500,000     475,000     500,000     475,000
TIAA Real Estate CDO Ltd.,
Series 2003-1A:
   Class C1, 2.48%,
   09/30/2013  (1)(2)(3)                                                       A3/A-     100,000     100,043     100,000     100,043
   Class PS, 16.00%,
   09/30/2013  (1)(3)(5)(6)(7)                                                 NR/NR     250,000     250,000     250,000     250,000
Tricadia, Series 2003-1,
Class PS, 17.575%,
12/15/2013 (1)(3)(5)(6)(7)                                                     NR/NR     250,000     237,500     250,000     237,500
                                                                                                                         -----------
                                                                                                                           5,200,084

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----
Commercial Mortgage-Backed
  Securities                    1.05%
Global Signal Trust 2004-I,
Class E,
5.395%, 01/15/2009 (1)(3)                                                    NR/BBB-     625,000     600,983     625,000     600,983
Times Square Hotel Trust,
8.528%, 08/01/2026 (1)(5)(6)                                               Baa3/BBB-     409,260     426,158     409,260     426,158
                                                                                                                         -----------
                                                                                                                           1,027,141
Mortgage-Backed Securities      5.10%

FHLB:
   7.05%, 08/19/2009                       Aaa/AAA    120,000  121,400                                           120,000     121,400
   7.155%, 01/12/2010                      Aaa/AAA    120,000  123,768                                           120,000     123,768
   5.125%, 11/18/2013                      Aaa/AAA     75,000   74,139                                            75,000      74,139
   8.00%, 02/09/2015                       Aaa/AAA    100,000  104,334                                           100,000     104,334
   5.74%, 01/24/2018                       Aaa/AAA    125,000  125,051                                           125,000     125,051
  5.35%, 05/09/2018                        Aaa/AAA    125,000  121,663                                           125,000     121,663
  5.50%, 08/08/2018                        Aaa/AAA    150,000  147,406                                           150,000     147,406
  5.75%, 03/04/2019                         Aaa/NR    300,000  298,623                                           300,000     298,623
FHLMC:
  Gold Pool #G00336,
  6.00%, 10/01/2024                                                                      451,830     462,580     451,830     462,580
FNMA:
   2.877%, 02/17/2009 (2)                                                              1,500,000   1,489,230   1,500,000   1,489,230
   8.20%, 03/10/2016                       Aaa/AAA     55,000   69,093                                            55,000      69,093
   6.78%, 12/28/2016                       Aaa/AAA     70,000   74,867                                            70,000      74,867
   6.50%, 04/24/2017                       Aaa/AAA     70,000   74,271                                            70,000      74,271
   5.75%, 11/07/2017                       Aaa/AAA    200,000  200,148                                           200,000     200,148
   5.00%, 06/04/2018                       Aaa/AAA    200,000  189,897                                           200,000     189,897
   Pool #303845,
   7.00%, 05/11/2011                                                                     114,682     122,152     114,682     122,152
   Pool #703703,
   5.097%, 01/01/2033                                                                    300,872     311,168     300,872     311,168
   Pool #555717,
   4.352%, 08/01/2033 (2)                                                                463,897     472,055     463,897     472,055
GNMA Pool #780019,
9.50%, 12/15/2009                                                                        149,306     164,691     149,306     164,691
Washington Mutual,
Series 2003-AR3,
Class B1, 4.76%, 04/25/2033                                                   Aa2/AA     259,114     257,936     259,114     257,936
                                                                                                                         -----------
                                                                                                                           5,004,472


Total Asset-Backed Securities,
Collateralized Obligations
& Mortgage-Backed Securities                                                                                              17,386,234
                                                                                                                         -----------
(Cost $17,318,584)


U.S. Government Treasuries      7.63%
U.S. Treasury Bonds             0.43%
U.S. Treasury Bonds
10.0%, 05/15/2010                          Aaa/AAA    390,000  419,738                                           390,000     419,738

U.S. Treasury Notes             7.20%
U.S. Treasury Notes:
   7.00%, 07/15/2006                       Aaa/AAA    650,000  708,247                                           650,000     708,247
   6.125%, 08/15/2007                      Aaa/AAA                                     5,000,000   5,445,510   5,000,000   5,445,510
   5.00%, 08/15/2011                       Aaa/AAA    690,000  718,813                                           690,000    $718,813
   3.625%, 05/15/2013                      Aaa/AAA    200,000  186,727                                           200,000     186,727
                                                                                                                         -----------
                                                                                                                           7,059,297

  Total U.S.
    Government Treasuries                                                                                                  7,479,035
                                                                                                                         -----------
(Cost $7,357,500)

Mutual Funds                    8.50%
Barclays Prime Money Market                                                            3,714,535   3,714,535   3,714,535   3,714,535
Fifth Third C/P Fund                                  453,887  453,887                                           453,887     453,887
Fifth Third U.S.
Treasury Fund                                         450,000  450,000                                           450,000     450,000
Goldman Sachs Financial
Square Prime
Obligations Fund -
FST Shares                                                                             3,714,535   3,714,535   3,714,535   3,714,535
                                                                                                                         -----------
                                                                                                                           8,332,957

  Total Mutual Funds                                                                                                       8,332,957
                                                                                                                         -----------
(Cost $8,332,957)

                                        Aristata Quality Bond Fund                Westcore Plus Bond Fund             Pro Forma
                                      -----------------------------------  -------------------------------------  ------------------
                                                   Shares or                            Shares or                 Shares or
                                      Bond Rating  Principal               Bond Rating  Principal                 Principal   Market
                                      Moody's/S&P   Amount   Market Value  Moody's/S&P    Amount   Market Value     Amount    Value
                                      -----------   ------   ------------  -----------    ------   ------------     ------    -----

Total Investments              100.00%                                                                                   $98,074,430
                                                                                                                         -----------
(Cost $97,997,890)

Percentages and cost are based on Pro Forma data only.

** Non-income producing security.
(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)  The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)  The  expected  maturity  date listed  herein  differs  from the legal  maturity  date due to call or put features or due to the expected schedule of principal payments.
(4)  Income is not being accrued on this security due to the issuer's default or expected default on interest payments.
(5)  This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.
(6)  This security is considered illiquid by the investment adviser.
(7)  This security represents a junior tranche whereby the holder is entitled to all residual interest,  if any, which can vary. The rate listed is the investment adviser's estimate rate of residual interest as of the reporting date.

The accompanying notes are an integral part of the financial statements

                                                           WESTCORE FUNDS
                                             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                     OF THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND AND THE WESTCORE COLORADO TAX-EXEMPT FUND
                                                            May 31, 2004
                                                             (Unaudited)
                                           Aristata Colorado Quality              Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
Certificates of Participation   4.37%
Colorado Springs School
District 11, Facility Corp.,
Certificates of Participation,
Lease Purchase Agreement:
     5.00%, 12/01/2013,
     Optional 12/01/2008
     @ 100.00, MBIA                                                       Aaa/AAA     265,000      277,360      265,000    $277,360
     5.00%, 12/01/2017,
     Optional 12/01/2008
     @ 100.00, MBIA                                                       Aaa/AAA     220,000      226,956      220,000     226,956
Eagle County, Certificate
of Participation,
     5.20%, 12/01/2012,
     Optional 12/01/2010
     @ 100.00, MBIA                                                       Aaa/AAA     140,000      151,179      140,000     151,179
Fremont County,
Certificate of Participation,
     Lease Purchase Agreement,
     5.125%, 12/15/2012,
     Prerefunded 12/15/2007
     @ 101.00                                                             Aaa/AAA     500,000      543,905      500,000     543,905
Larimer County, Certificate
of Participation,
Courthouse & Jail
Facilities Lease
Purchase Agreement:
     4.75%, 12/15/2009,
     Optional anytime @ 100.00,
     FSA                                                                  Aaa/AAA     500,000      529,880      500,000     529,880
     3.80%, 12/15/2011, FSA              Aaa/AAA   150,000    150,692                                           150,000     150,692
University of Colorado
Certificates of Participation,
     5.00%, 06/01/2023                   Aaa/AAA   150,000    151,764                                           150,000     151,764
Weld County, Certificate of
Participation, Correctional
Facilities Lease Purchase
     Agreement, 5.35%,
     08/01/2010,
     Optional anytime
     @ 100.00, MBIA                                                       Aaa/AAA     510,000      552,600      510,000     552,600

   Total Certificates of
   Participation
      (Cost $2,482,072)                                                                                                   2,584,336
                                                                                                                        ------------
                                                                                                                        ------------


General Obligation Bonds       59.92%
County-City-Special District-  59.92%
School District
Adams County School District 12,
5.25%, 12/15/2009,
Prerefunded ????, FGIC                   Aaa/AAA   500,000    545,995                              500,000     545,995
Adams County School District 12,
Series A:
     5.00%, 12/15/2016,
     Optional 12/15/2013
     @ 100.00, FSA                                                        Aaa/AAA     500,000      528,915      500,000     528,915
     5.00%, 12/15/2020,
     Optional 12/15/2011
     @ 100.00, MBIA                                                       Aaa/AAA     500,000      513,260      500,000     513,260
Adams & Arapahoe Counties
Joint School District 28J:
     5.75%, 12/01/2006,
     MBIA                                                                 Aaa/AAA     100,000      108,698      100,000     108,698
     5.35%, 12/01/2015,
     Escrowed to Maturity                                                 Aa3/AA-     260,000      289,047      260,000     289,047
     5.00%, 12/01/2016,
     Optional 12/01/2013
     @ 100.00, FSA                                                        Aaa/AAA     300,000      317,292      300,000     317,292
Adams County School
District 50,
  5.25%, 12/01/2010                      Aaa/AAA   500,000    534,805                              500,000     534,805
  Adams & Arapahoe Counties
  School District 29J,
  5.40%, 12/01/2009,
  Optional 12/01/2006
  @ 100.00, MBIA                                                          Aaa/AAA     100,000      106,645      100,000     106,645
Adams & Weld Counties
  School District 27J:
     5.55%, 12/01/2009,
     Optional 12/01/2006
     @ 100.00, FGIC                                                       Aaa/AAA     250,000      266,890      250,000     266,890
     5.50%. 12/01/2016,
     Prerefunded 12/01/2006
     @ 101.00, FGIC                                                       Aaa/AAA     550,000      596,783      550,000     596,783
Arapahoe County School
District 1:
     5.25%, 12/01/2013,
     Optional 12/01/2008
     @ 100.00, FSA                                                        Aaa/AAA     500,000      529,495      500,000     529,495
     5.25%, 12/01/2014,
     Optional 12/01/2008
     @ 100.00, FSA                                                        Aaa/AAA     500,000      528,225      500,000     528,225
Arapahoe County School
District 2,
     6.75%, 12/01/2004,
     Escrowed to Maturity                                                  Aa3/NR      25,000       25,688       25,000      25,688
Arapahoe County School
District 5:
     5.50%, 12/15/2006                                                     Aa2/AA     500,000      539,535      500,000     539,535
     4.125%, 12/15/2022                  Aaa/AAA   100,000     91,119                                           100,000      91,119

                                           Aristata Colorado Quality                Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
Arapahoe County School
District 6:
     5.50%, 12/01/2006                                                     Aa2/AA     250,000      269,475      250,000    $269,475
Archuleta &
Hinsdale Counties
Joint School
District 50 JT,
     5.50%, 12/01/2014,
     Prerefunded 12/01/2006
     @ 101.00                                                             Aaa/AAA     250,000      271,265      250,000     271,265
Basalt Colorado
Sanitation District,
  5.00%, 12/01/2018, AMBAC                Aaa/NR   125,000    129,345                                           125,000     129,345
Basalt & Rural Fire
Protection District,
Eagle & Pitkin Counties,
     5.20%, 12/01/2015,
     Prerefunded 12/01/2006
     @ 100.00, AMBAC                                                      Aaa/AAA      95,000      101,498       95,000     101,498
     5.20%, 12/01/2015,
     Optional 12/01/2006
     @ 100.00, AMBAC                                                      Aaa/AAA       5,000        5,147        5,000       5,147
Boulder County Open Space,
  5.10%, 06/15/2008                        NR/AA   200,000    211,654                                           200,000     211,654
Boulder County Open
Space Acquisition,
     5.40%, 08/15/2015,
     Optional
     08/15/2010 @ 100.00                                                  Aa1/AA+     500,000      538,870      500,000     538,870
Boulder & Gilpin Counties,
Boulder Valley School
District Re-2:
     5.50%, 12/01/2005, FGIC                                              Aaa/AAA     100,000      105,280      100,000     105,280
     5.00%, 12/01/2011,
     Optional 12/01/2008
     @ 100.00, FGIC                                                       Aaa/AAA   1,000,000    1,053,400    1,000,000   1,053,400
     5.00%, 12/01/2013                   Aaa/AAA   150,000    156,903                                           150,000     156,903
     5.125%, 12/01/2017,
     Optional 12/01/2009
     @ 100.00                                                              Aa3/AA     300,000      312,069      300,000     312,069
Carbondale & Rural Fire
Protection District,
Garfield, Gunnison &
Pitkin Counties,
     5.20%, 12/01/2010,
     Optional 12/01/2004
     @ 101.00, AMBAC                                                      Aaa/AAA     100,000      102,864      100,000     102,864
Chaffee County School
     District R-31,
     5.10%, 12/01/2009,
     Prerefunded 12/01/2006
     @ 100.00, FSA                                                        Aaa/AAA     150,000      159,900      150,000     159,900
Chaffee & Fremont Counties
School District R-32J,
     5.00%, 12/01/2012,
     Optional
     12/01/2007 @ 100.00, FSA                                              NR/AAA     425,000      442,387      425,000     442,387
City of Aspen, Series B,
     5.00%, 12/01/2020                    Aa3/NR   175,000    178,573                                           175,000     178,573
City & County of Denver
Board Water Commissioners,
     5.50%, 10/01/2011                                                    Aa1/AA+     250,000      279,860      250,000     279,860
Clear Creek County School
District Re-1:
     5.30%, 12/01/2010,
     Optional 12/01/2005
     @ 100.00, MBIA                                                        NR/AAA     300,000      314,460      300,000     314,460
     5.40%, 12/01/2011,
     Optional 12/01/2005
     @ 100.00, MBIA                                                        NR/AAA     250,000      262,415      250,000     262,415
     4.30%, 12/01/2013, FSA               NR/AAA   125,000    128,156                                           125,000     128,156
Denver City & County:
     5.25%, 08/01/2005                                                    Aa1/AA+     500,000      520,485      500,000     520,485
     5.00%, 08/01/2014                   Aa1/AA+   100,000    105,506                                           100,000     105,506
Douglas & Elbert Counties
School District Re-1:
     6.15%, 12/15/2008,
     Optional
     12/15/2004 @ 101.00,
     MBIA                                                                 Aaa/AAA     250,000      258,645      250,000     258,645
     5.25%, 12/15/2016,
     Optional
     12/15/2011 @ 100.00,
     MBIA                                                                 Aaa/AAA     500,000      533,305      500,000     533,305
     6.50%, 12/15/2016,
     Prerefunded
     12/15/2004 @ 101.00,
     MBIA                                                                 Aaa/AAA     500,000      519,150      500,000     519,150
     5.25%, 12/15/2017,
     Optional 12/15/2011
     @ 100.00, MBIA                                                       Aaa/AAA   1,000,000    1,059,980    1,000,000   1,059,980
Eagle, Garfield &
Routt Counties
School District Re-50J,
     5.25%, 12/01/2015,
     Optional
     12/01/2009 @ 101.00,
     FGIC                                                                 Aaa/AAA   1,000,000    1,063,830    1,000,000   1,063,830
El Paso County School
District 2:
     5.25%, 12/01/2012,
     Optional
     12/01/2010 @ 100.00,
     MBIA                                                                 Aaa/AAA     250,000      269,332      250,000     269,332
     5.70%, 12/01/2014,
     Prerefunded 12/01/2005
     @ 100.00                                                              Aa3/NR     100,000      105,740      100,000     105,740
El Paso County School
District 12:
     5.90%, 09/15/2004                                                     Aa1/NR      80,000       81,067       80,000      81,067
     5.00%, 09/15/2013,
     Optional 09/15/2012
     @ 100.00                                                              Aa1/NR   1,000,000    1,071,530    1,000,000   1,071,530

                                           Aristata Colorado Quality               Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
El Paso County School
District 20,
     5.70%, 12/15/2006,
     FGIC, Escrowed to
     Maturity                                                             Aaa/AAA     250,000      270,415      250,000    $270,415
El Paso County School
District 49:
     6.75%, 12/01/2004,
     Optional 06/01/2004
     @ 100.00, MBIA                                                       Aaa/AAA      65,000       66,714       65,000      66,714
     6.00%, 12/01/2009;
     Sinking Fund
     12/01/2007
     @ 100.00, FSA                                                        Aaa/AAA   1,000,000    1,133,950    1,000,000   1,133,950
     5.50%, 12/01/2017,
     Optional 12/01/2011
     @ 100.00, FGIC                                                       Aaa/AAA     100,000      107,826      100,000     107,826
Evergreen Park &
Recreation District:
     5.10%, 12/01/2014,
     Optional 06/01/2006
     @ 100.00, AMBAC                                                       Aaa/NR     100,000      102,149      100,000     102,149
     5.25%, 12/01/2017,
     Optional 12/01/2010
     @ 100.00, AMBAC                                                       Aaa/NR     115,000      121,056      115,000     121,056
Garfield, Pitkin &
Eagle Counties
Roaring Fork School
District Re-1:
     5.125%, 12/15/2010,
     Optional
     12/15/2005
     @ 102.00,  MBIA                                                      Aaa/AAA     500,000      531,285      500,000     531,285
     6.60%, 12/15/2014,
     Prerefunded
     06/15/2004
     @ 101.00, MBIA                                                       Aaa/AAA     250,000      252,960      250,000     252,960
     4.30%, 12/01/2015,
     FSA                                  Aaa/NR   125,000    125,906                                           125,000     125,906
Grand County, East Grand
School District 2,
     5.00%, 12/01/2017,
     Optional 12/01/2008
     @ 101.00, AMBAC                                                      Aaa/AAA     500,000      521,560      500,000     521,560
Greenwood South
Metropolitan District,
Arapahoe County,
     5.50%, 12/01/2004,
     MBIA                                                                 Aaa/AAA     250,000      255,145      250,000     255,145
Gunnison & Saguache
Counties, Watershed
School District Re-1J,
     6.00%, 12/01/2005,
     MBIA                                                                 Aaa/AAA     150,000      159,019      150,000     159,019
Jefferson County School
District R-1:
     5.25%, 12/15/2011,
     Optional
     12/15/2008 @ 101.00,
     FGIC                                                                 Aaa/AAA     750,000      808,072      750,000     808,072
     5.50%, 12/15/2014,
     Prerefunded 12/15/2008
     @ 101.00, FGIC                                                       Aaa/AAA     525,000      582,703      525,000     582,703
La Plata County School
District 9-R,
     5.25%, 11/01/2020,
     Optional 11/01/2012
     @ 100.00, MBIA                                                        Aaa/NR     125,000      131,254      125,000     131,254
Larimer County, Poudre School
District R-1:
     5.50%, 12/15/2008                                                    Aa3/AA-     500,000      550,870      500,000     550,870
     5.00%, 12/15/2016,
     Optional 12/15/2008
     @ 100.00, FSA                                                        Aaa/AAA     700,000      725,228      700,000     725,228
     6.00%, 12/15/2017,
     Optional 12/15/2010
     @ 100.00, FGIC                                                       Aaa/AAA   1,000,000    1,126,810    1,000,000   1,126,810
Larimer, Weld, &
Boulder Counties,
Thompson School District R2-J:
     5.40%, 12/15/2013,
     Prerefunded
     06/15/2007 @ 101.00,
     FGIC                                                                 Aaa/AAA     500,000      547,200      500,000     547,200
     5.45%, 12/15/2016,
     Prerefunded
     06/15/2007 @ 101.00,
     FGIC                                                                 Aaa/AAA     250,000      273,963      250,000     273,963
Mesa County Valley School
District 51:
     6.00%, 12/01/2006,
     MBIA                                                                 Aaa/AAA   1,000,000    1,093,020    1,000,000   1,093,020
     5.40 %, 12/01/2012,
     Prerefunded 12/01/2006
     @ 101.00, MBIA                                                       Aaa/AAA     500,000      541,325      500,000     541,325
Park County Platte Canyon
School District 1,
     4.30%, 12/01/2010,
     Optional
     12/01/2008 @ 101.00,
     MBIA                                                                 Aaa/AAA     250,000      261,387      250,000     261,387
Parker Colorado Property
District 1,
     4.55%, 12/01/2012,
     AMBAC                               Aaa/AAA   175,000    181,557                                           175,000     181,557
Pitkin County Open
Space Acquisition,
     5.25%, 12/01/2018,
     Optional 12/01/2010
     @ 100.00, AMBAC                                                       Aaa/NR     340,000      356,136      340,000     356,136
Pitkin County School
District 1,
     5.00%, 12/01/2020,
     FGIC                               Aaa/AAA    150,000    153,961                                           150,000     153,961
Poudre Valley Hospital
District,
Larimer County,
     5.375%, 11/15/2007,
     Optional anytime upon
     30 days notice @ 100.00                                                Aa/AA-   1,000,000    1,000,000    1,000,000   1,000,000
Pueblo County School
District 70:
     5.00%, 12/01/2011,
     Optional 12/01/2007
     @ 100.00, AMBAC                                                      Aaa/AAA     225,000      234,655      225,000     234,655
     5.00%, 12/01/2015,
     Optional 12/01/2011
     @ 100.00, FGIC                                                       Aaa/AAA     165,000      173,422      165,000     173,422
Pueblo, Pueblo County
Limited Tax:
     5.80%, 06/01/2011,
     Optional
     06/01/2006 @ 100.00,
     MBIA                                                                 Aaa/AAA     200,000      212,844      200,000     212,844
     6.00%, 06/01/2016,
     Optional
     06/01/2006 @ 100.00,
     MBIA                                                                 Aaa/AAA     250,000      267,020      250,000     267,020

                                           Aristata Colorado Quality                Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
Rio Grande County School
     District C-8, 5.35%,
     11/15/2011,
     Optional 11/15/2005
     @ 100.00, FSA                                                         NR/AAA     150,000      157,233      150,000    $157,233
Routt County School
District Re-2:
     5.05%, 12/01/2013,
     Prerefunded 12/01/2007
     @ 100.00, MBIA                                                       Aaa/AAA     250,000      268,860      250,000     268,860
     5.00%, 12/01/2017,
     Prerefunded 12/01/2007
     @ 100.00, MBIA                                                       Aaa/AAA   1,000,000    1,073,790    1,000,000   1,073,790
San Miguel School
District R-1,
     5.20%, 12/01/2006,
     MBIA                                Aaa/AAA   250,000    268,422                                           250,000     268,422
San Miguel &
Montrose Counties,
School District R-2J,
     5.00%, 12/01/2012,
     Optional
     12/01/2007 @ 100.00,
     MBIA                                                                  NR/AAA     100,000      103,759      100,000     103,759
San Miguel County
School District
     R-1, 5.50%, 12/01/2012,
     Optional
     12/01/2005 @ 101.00,
     MBIA                                                                 Aaa/AAA     250,000      264,635      250,000     264,635
South Suburban Park and
Recreation District,
Arapahoe, Douglas &
Jefferson Counties,
     5.00%, 12/15/2012,
     Optional 12/15/2008
     @ 100.00, FGIC                                                       Aaa/AAA     250,000      261,857      250,000     261,857
Summit County School
District Re-1,
     6.55%, 12/01/2009,
     Prerefunded
     12/01/2004 @ 100.00,
     FGIC                                                                 Aaa/AAA   1,000,000    1,026,550    1,000,000   1,026,550
Thornton, Adams County,
     5.15%, 12/01/2007,
     FSA                                 Aaa/AAA   500,000    541,980                                           500,000     541,980
Thornton, Adams County,
Water,
     4.00%, 12/01/2011,
     FSA                                                                  Aaa/AAA     300,000      305,271      300,000     305,271
Upper San Juan Hospital
District, Archuleta,
Hinsdale & Mineral
Counties,
     4.65%, 11/01/2013,
     Optional 11/01/2007
     @ 100.00, MBIA                                                        NR/AAA     115,000      116,808      115,000     116,808
Weld County School
District Re-4:
     5.30%, 12/01/2010,
     Prerefunded
     12/01/2006 @ 100.00,
     MBIA                                                                 Aaa/AAA     150,000      160,622      150,000     160,622
     5.00%, 12/01/2012,
     Optional 12/01/2011
     @ 100.00, MBIA                                                        Aaa/NR     750,000      803,737      750,000     803,737
     5.45%, 12/01/2016,
     Prerefunded 12/01/2006
     @ 100.00, MBIA                                                       Aaa/AAA     500,000      537,215      500,000     537,215
Weld County School District 006,
     5.50%, 12/01/2006                                                    Aa3/AA-     250,000      269,160      250,000     269,160
Wray Community Hospital
District, Yuma County,
     5.00%, 10/15/2011,
     Optional 10/15/2004
     @ 101.00,
     AMBAC                                                                 NR/AAA     250,000      255,620      250,000     255,620

   Total General
   Obligation Bonds
      (Cost $33,945,826)                                                                                                 35,419,414
                                                                                                                        ------------


Revenue Bonds                  33.79%
Education                       1.53%
Colorado EDL & Cultural:
     6.00%, 12/01/2016,                    NR/AA   125,000    138,415                                           125,000     138,415
     5.00%, 06/01/2020, AMBAC            Aaa/AAA   200,000    204,970                                           200,000     204,970
     5.00%, 12/01/2021, AMBAC             Aaa/NR   150,000    153,102                                           150,000     153,102
Colorado School of Mines,
     5.00%, 12/01/2030, AMBAC            Aaa/AAA   100,000     98,430                                           100,000      98,430
University of Colorado
Enterprise System
Revenue Series A
     5.10%, 06/01/2016                   Aa3/AA-   150,000    157,365                                           150,000     157,365
University of Colorado
Enterprise System Revenue
Series B,
     5.0%, 06/01/2024                    Aaa/AAA   150,000    150,893                                           150,000     150,893
                                                                                                                        ------------
                                                                                                                            903,175


Hospital                        0.40%
University of Colorado
Hospital Authority,
     5.00%, 11/15/2009, AMBAC             Aaa/NR    20,000    237,455                                           220,000     237,455

                                           Aristata  Colorado Quality              Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
Miscellaneous - Other           0.71%
Boulder County CO
(Atmospheric Research),
     4.00%, 9/1/2015, AMBAC              Aaa/AAA   120,000     117,922                                          120,000    $117,922
Boulder County CO
(Atmospheric Research),
     5.00%,, 9/1/2022, MBIA              Aaa/AAA   100,000     203,016                                          200,000     203,016
Boulder County CO
Open Space, MBIA
     4.00%, 7/15/2014                    Aaa/AAA   100,000      99,542                                          100,000      99,542
                                                                                                                        ------------
                                                                                                                            420,480
Power                           0.56%
Adams County
Pollution Control,
     5.625%, 04/01/2008,
     MBIA                                Aaa/AAA    75,000     175,415                                          175,000     175,415
Pueblo County
Pollution Control,
     5.10%, 01/01/2019,
     AMBAC                               Aaa/AAA   150,000    153,936                                           150,000     153,936
                                                                                                                        ------------
                                                                                                                            329,351
Special Tax                    13.68%
Aspen Colorado Sales Tax ,
5.00%, 11/1/2010                            NR/A   120,000    127,010                                           120,000     127,010
Arvada Sales &
Use Tax Revenue,
     5.10%, 12/01/2015,
     Optional 12/01/2008
     @ 100.00, FGIC                                                       Aaa/AAA     100,000      103,817      100,000     103,817
Boulder County Sales &
Use Tax:
     5.75%, 12/15/2004,
     Prerefunded, Escrowed
     to Maturity, FGIC                                                    Aaa/AAA      65,000       66,585       65,000      66,585
     5.75%, 12/15/2004,
     FGIC                                                                 Aaa/AAA     435,000      445,227      435,000     445,227
     5.15%, 8/15/2013,
     AMBAC                               Aaa/AAA   100,000    106,282                                           100,000     106,282
Broomfield Sales &
Use Tax,
     5.20%, 12/01/2017,
     Optional 12/01/2012
     @ 100.00, AMBAC                                                       Aaa/NR     500,000      529,650      500,000     529,650
Castle Rock, Douglas County
     Sales & Use Tax,
     5.25%, 06/01/2006, FSA                                               Aaa/AAA     200,000      212,242      200,000     212,242
Colorado Educational &
Cultural Facilities
Authority, Revenue,
Auraria,
     5.00%, 09/01/2015,
     Optional 09/01/2011
     @ 100.00, AMBAC                                                       Aaa/NR     100,000      104,949      100,000     104,949
Colorado Health
Facilities Authority,
Poudre Valley Health, Series A,
     5.625%, 12/01/2019,
     Optional 12/01/2009
     @ 101.00, FSA                                                         Aaa/NR     500,000      537,735      500,000     537,735
Colorado School of Mines
Auxilary Facility
Revenue Enterprise,
     5.25%, 12/01/2020,
     Optional 12/01/2012
     @ 100.00, AMBAC                                                      Aaa/AAA     505,000      530,497      505,000     530,497
Denver City & County
Excise Tax,
     5.25%, 09/01/2008, FSA                                               Aaa/AAA     500,000      544,915      500,000     544,915
Douglas County Sales &
Use Tax,
     5.25%, 10/15/2007,
     MBIA                                Aaa/AAA   300,000    318,480                                           300,000     318,480
Douglas County Sales
& Use Tax Open Space,
     6.00%, 10/15/2009, FSA                                               Aaa/AAA     500,000      565,515      500,000     565,515
Durango Colorado Sales &
Use Tax,
     5.50%, 12/1/2016,
     FGIC                                Aaa/AAA   200,000    216,158                                           200,000     216,158
Greeley, Weld County
Sales & Use Tax:
     4.80%, 10/01/2015,
     Optional 10/01/2008
     @ 100.00, MBIA                                                       Aaa/AAA     250,000      255,753      250,000     255,753
     5.15%, 10/01/2015,
     Optional 10/01/2010
     @ 100.00, MBIA                                                       Aaa/AAA     500,000      526,070      500,000     526,070
Ignacio, La Plata
County Sales Tax,
     4.75%, 12/01/2009,
     AMBAC                                                                 NR/AAA     150,000      160,739      150,000     160,739
Jefferson County Open
Space Sales & Use Tax,
     5.00%, 11/01/2012,
     Optional
     11/01/2009
     @ 100.00, FGIC                                                       Aaa/AAA     500,000      530,465      500,000     530,465
     5.00%, 11/1/2019,
     FGIC                                Aaa/AAA   100,000    102,201                                           100,000     102,201
Longmont, Boulder
County Sales & Use Tax,
     5.50%, 11/15/2015,
     Optional 11/15/2010
     @ 100.00                                                               NR/AA     300,000      325,869      300,000     325,869
Montrose, Montrose
County General Fund
Excise Tax Revenue,
     5.00%, 12/01/2017,
     Optional 12/01/2008
     @ 100.00, AMBAC                                                       NR/AAA     150,000      154,743      150,000     154,743
Pitkin County Sales Tax,
     4.00%, 12/1/2011,
     FSA                                 Aaa/AAA   125,000    127,196                                           125,000     127,196
Regional Transportation
District Sales Tax,
     5.00%, 11/01/2015,
     Optional @ 11/01/2010
     @ 101.00, FGIC                                                       Aaa/AAA     100,000      105,051      100,000     105,051
Thornton, Adams County
Sales & Use Tax,
     Open Space & Parks,
     5.25%, 09/01/2016,
     Optional 09/01/2011
     @ 100.00, FSA                                                        Aaa/AAA     500,000      532,165      500,000     532,165
University of Northern
Colorado Auxiliary
Facilities,
     5.00%, 06/01/2016,
     Optional 06/01/2011
     @ 100.00, AMBAC                                                      Aaa/AAA     500,000      522,165      500,000     522,165

                                           Aristata  Colorado Quality               Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
Westminster Sales &
Use Tax,
     5.00%, 12/01/2014,
     Optional 12/01/2011
     @ 100.00                                                               NR/AA     220,000      233,704      220,000    $233,704
Westminster Colorado
Special Purpose Sales
& Use Tax Post
Project, Series B,
     5.125%, 12/01/2016,
     Optional 12/01/2007
     @ 101.00, FGIC                                                       Aaa/AAA     100,000      104,127      100,000     104,127
                                                                                                                        ------------
                                                                                                                          8,089,310

Transportation                  1.86%
Arapahoe County,
Highway E-470,
     5.15%, 08/31/2005,
     MBIA                                Aaa/AAA   250,000    261,140                                          250,000     261,140
Colorado Department of
Transportation:
     4.20%, 6/15/2009,
     MBIA                                Aaa/AAA   225,000    234,675                                          225,000     234,675
     5.70%, 06/15/2015,
     MBIA                                Aaa/AAA   250,000    282,728                                          250,000     282,728
Denver City &
County Airport,
     5.75%, 11/15/2016,
     MBIA                                Aaa/AAA   300,000    323,685                                          300,000     323,685
                                                                                                                        ------------
                                                                                                                          1,102,228
Utility                        15.05%
Boulder, Boulder County,
Water & Sewer:
     5.75%, 12/01/2006,
     Optional
     12/01/2004 @ 100.00                                                  Aa2/AA+      75,000       75,171       75,000      75,171
     5.50%, 12/01/2011,
     Optional 12/01/2006
     @ 100.00                                                             Aa2/AA+     500,000      533,555      500,000     533,555
     5.30%, 12/01/2012                   Aa2/AA+   125,000    136,070                                           125,000     136,070
Broomfield Water
Activity Enterprise:                                                                                 0           0
     5.00%, 12/01/2015,
     Optional 12/01/2012
     @ 100.00, MBIA                                                        Aaa/NR     350,000      369,905      350,000     369,905
     5.50%, 12/01/2018,
     Optional 12/01/2010
     @ 101.00, MBIA                                                        Aaa/NR     500,000      539,210      500,000     539,210
     4.75%, 12/01/2022,
     MBIA                               Aaa/AAA    125,000    124,691                                           125,000     124,691
Colorado Springs, El Paso
County Utilities Systems,
     5.75%, 11/15/2010,
     Optional
     11/15/2006 @ 100.00                                                   Aa2/AA     250,000      267,895      250,000     267,895
     5.00%, 11/15/2021                    Aa2/AA   245,000    250,500                                           245,000     250,500
Colorado Water Reservoir
& Power Development
Authority
     5.25%, 09/01/2007                   Aaa/AAA   250,000    270,638                                           250,000     270,638
Colorado Water Resources
& Power Development
Authority,
     Clean Water,
     5.40%, 09/01/2011,
     Optional 09/01/2010
     @ 100.00                                                             Aaa/AAA     500,000      551,040      500,000     551,040
Colorado Water Resources
& Power Development
Authority,
     Drinking Water,
     5.00%, 09/01/2017,
     Optional 09/01/2012
     @ 100.00                                                             Aaa/AAA     500,000      523,420      500,000     523,420
Colorado Water Resources
& Power Development
Authority,
     Small Water Resources,
     5.70%, 11/01/2015,
     Optional 11/01/2010
     @ 100.00, FGIC                                                       Aaa/AAA     500,000      549,975      500,000     549,975
Fort Collins, Larimer County
     Wastewater Utility
     Enterprise,
     Sewer, 5.375%,
     12/01/2009,
     Optional 12/01/2005
     @ 100.00, FGIC                                                       Aaa/AAA     250,000      261,945      250,000     261,945
Fort Collins, Larimer County
     Water Utility
     Enterprise,
     4.25%, 12/01/2009,
     Optional
     12/01/2008
     @ 100.00, FSA                                                        Aaa/AAA     500,000      519,275      500,000     519,275
Fort Collins Storm Drainage
     4.875%, 12/01/2020,
     AMBAC                               Aaa/AAA   250,000    254,653                                           250,000     254,653
Fountain Valley
Authority Water Treatment
     5.20%, 12/01/2007                    Aa2/AA   400,000    419,448                                           400,000     419,448
Golden Colorado
Water & Waste
     4.95%, 11/15/2022, FSA               Aaa/NR   150,000    151,957                                           150,000     151,957
Greeley Colorado
Water Resevoir
     4.00%, 08/01/2019,
     AMBAC                               Aaa/AAA   250,000    233,400                                           250,000     233,400
Little Thompson
Water District,
Larimer, Weld, &
Boulder Counties,
     5.50%, 12/01/2011,
     Optional 12/01/2005
     @ 101.00, MBIA                                                       Aaa/AAA     500,000      532,485      500,000     532,485
     5.80%, 12/01/2018                    Aaa/NR   150,000    166,935                                           150,000     166,935
Montrose Colorado
Water & Sewer Revenue,
     4.75%, 10/01/2016,
     Optional 10/01/2014
     @ 100.00, XLCA                                                       Aaa/AAA   1,000,000    1,032,830    1,000,000   1,032,830
Municipal Subdistrict,
Northern Colorado Water
Conservancy District,
     5.25%, 12/01/2015,
     Optional 12/01/2007
     @ 101.00, AMBAC                                                      Aaa/AAA     250,000      266,683      250,000     266,683
Platte River Power
Authority,
Series DD, 5.75%,
06/01/2004, MBIA                                                          Aaa/AAA     500,000      500,000      500,000     500,000

                                           Aristata Colorado Quality                Westcore Colorado
                                                Tax-Exempt Fund                      Tax-Exempt Fund                  Pro Forma
                                      --------------------------------  -----------------------------------  ----------------------
                                                   Shares or                         Shares or                Shares or
                                      Bond Rating  Principal   Market   Bond Rating  Principal                Principal    Market
                                      Moody's/S&P   Amount     Value    Moody's/S&P   Amount   Market Value    Amount      Value
                                      -----------  ---------  --------  -----------   ------   ------------     ------     -----
Pleasant View Water
and Sanitation District
     4.35%, 12/01/2013,
     MBIA                                Aaa/AAA   125,000    128,223                                           125,000    $128,223
Pueblo Colorado
Board Waterworks
    5.25%, 11/01/2009, FSA               Aaa/AAA   120,000    131,418                                           120,000     131,418
Westminster,
Adams County Water &
Wastewater Utility
Enterprise,
     6.25%, 12/01/2014,
     Prerefunded
     12/01/2004
     @ 100.00, AMBAC                                                      Aaa/AAA     100,000      102,507      100,000     102,507
                                                                                                                        ------------
                                                                                                                          8,893,829

   Total Revenue Bonds                                                                                                   19,975,828
                                                                                                                        ------------
      (Cost $13,241,579)


  Mutual Funds                  1.92%
Dreyfus Municipal Money
Market Fund                                                                         1,133,582    1,133,582    1,133,582   1,133,582
   Total Mutual Funds
      (Cost $1,133,582)                                                                                                   1,133,582
                                                                                                                        ------------

   Total Investments          100.00%                                                                                   $59,113,160
                                                                                                                        ------------
      (Cost $56,733,330)

Percentages and cost are based on Pro Forma data only.

The accompanying notes are an integral part of the financial statements

                                                           WESTCORE FUNDS
                                PRO FORMA COMBINED AND CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                     OF THE ARISTATA EQUITY FUND AND THE WESTCORE BLUE CHIP FUND
                                                   FOR THE YEAR ENDED MAY 31, 2004
                                                             (Unaudited)
                                                             Aristata Equity     Westcore Blue
                                                                  Fund             Chip Fund         Adjustments        Pro Forma
                                                                  ----             ---------         -----------        ---------
Assets:
Investments, at value (Cost - see below)                      $ 31,506,030       $ 34,136,350                          $ 65,642,380
Cash and cash equivalents                                                0                  0                                     0
Dividends and interest receivable                                   82,413             33,250                               115,663
Receivable for portfolio shares sold                               110,974              2,554                               113,528
Receivable for investments sold                                          0            176,550                               176,550
Investment for trustee deferred compensation plan                        0             27,066                                27,066
Prepaid and other assets                                             4,523             11,640                                16,163
                                                          --------------------------------------------------------------------------
      Total assets                                              31,703,940         34,387,410                            66,091,350
                                                          --------------------------------------------------------------------------


Liabilities:
Payable for investments purchased                                  125,973            705,549                               831,522
Payable for portfolio shares redeemed                                    0            178,100                               178,100
Accrued investment advisory fee                                     22,461             18,182                                40,643
Accrued administration fee                                          12,385              7,607                                19,992
Dividends payable                                                        0                  0                                     0
Payable for trustee deferred compensation plan                           0             27,066                                27,066
Other payables                                                      28,712             12,403                                41,115
                                                          --------------------------------------------------------------------------
      Total Liabilities                                            189,531            948,907                             1,138,438
                                                          --------------------------------------------------------------------------
Net Assets                                                    $ 31,514,409       $ 33,438,503                          $ 64,952,912
                                                          ==========================================================================


Composition of Net Assets:
Paid in capital                                                 20,250,379         30,469,187                            50,719,566
(Over) Undistributed net investment income                          50,817            (33,749)                               17,068
Accumulated net realized gain (loss) on investments              2,130,263         (1,680,778)                              449,485
Net unrealized appreciation in value of investments              9,082,950          4,683,843                            13,766,793
                                                          --------------------------------------------------------------------------
Net Assets                                                      31,514,409         33,438,503                            64,952,912
                                                          ==========================================================================

Net asset value per share:
Net Assets                                                      31,514,409         33,438,503                            64,952,912
Shares of beneficial interest outstanding                        3,858,158          2,877,277        (1,146,075)(a)       5,589,360
Net asset value and redemption price per share                $       8.17       $      11.62                          $      11.62

Cost of Investments                                           $ 22,423,080       $ 29,452,507                          $ 51,875,587
                                                          ==========================================================================

(a) Adjustment to reflect the issuance of Westcore Blue Chip Fund shares in exchange for Aristata Equity Fund shares in connection with the proposed reorganization.

The accompanying notes are an integral part of the financial statements.

                                                WESTCORE FUNDS
                     PRO FORMA COMBINED AND CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       OF THE ARISTATA QUALITY BOND FUND AND THE WESTCORE PLUS BOND FUND
                                        FOR THE YEAR ENDED MAY 31, 2004
                                                  (Unaudited)

                                                                 Aristata Quality   Westcore Plus
                                                                    Bond Fund         Bond Fund       Adjustments         Pro Forma
                                                                    ---------         ---------       -----------         ---------
Assets:
Investments, at value (Cost - see below)                           $ 11,283,677      $ 86,790,753                       $ 98,074,430
Cash and cash equivalents                                                     0         1,069,189                          1,069,189
Dividends and interest receivable                                       148,851         1,175,882                          1,324,733
Receivable for portfolio shares sold                                      5,000         3,663,144                          3,668,144
Receivable for investments sold                                               0            27,984                             27,984
Investment for trustee deferred compensation plan                             0            29,372                             29,372
Prepaid and other assets                                                  3,513            23,793                             27,306
                                                           -------------------------------------------------------------------------
      Total assets                                                   11,441,041        92,780,117                        104,221,158
                                                           -------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                                         5,000         5,701,672                          5,706,672
Payable for portfolio shares redeemed                                         0           311,499                            311,499
Accrued investment advisory fee                                           4,844               870                              5,714
Accrued administration fee                                                6,033            19,416                             25,449
Dividends payable                                                        36,556                 0                             36,556
Payable for trustee deferred compensation plan                                0            29,372                             29,372
Other payables                                                           34,924            11,667                             46,591
                                                           -------------------------------------------------------------------------
      Total Liabilities                                                  87,357         6,074,496                          6,161,853
                                                           -------------------------------------------------------------------------
Net Assets                                                         $ 11,353,684      $ 86,705,621                       $ 98,059,305
                                                           =========================================================================


Composition of Net Assets:
Paid in capital                                                      11,407,433        86,145,296                         97,552,729
(Over) Undistributed net investment income                               62,618           (47,773)                            14,845
Accumulated net realized gain (loss) on investments                    (465,471)          880,662                            415,191
Net unrealized appreciation in value of investments                     349,104          (272,564)                            76,540
                                                           -------------------------------------------------------------------------
Net Assets                                                           11,353,684        86,705,621                         98,059,305
                                                           =========================================================================

Net asset value per share:
Net Assets                                                           11,353,684        86,705,621                         98,059,305
Shares of beneficial interest outstanding                             1,206,676         8,164,247      (137,591)(a)        9,233,332
Net asset value and redemption price per share                     $       9.41      $      10.62                       $      10.62

Cost of Investments                                                $ 10,934,573      $ 87,063,317                       $ 97,997,890
                                                           =========================================================================

(a) Adjustment to reflect the issuance of Westcore Plus Bond Fund shares in exchange for Aristata Quality Bond Fund shares in connection with the proposed reorganization.

The accompanying notes are an integral part of the financial statements.


                                                           WESTCORE FUNDS
                                PRO FORMA COMBINED AND CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     OF THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND AND THE WESTCORE COLORADO TAX-EXEMPT FUND
                                                   FOR THE YEAR ENDED MAY 31, 2004
                                                             (Unaudited)
                                                            Aristata Colorado        Westcore
                                                               Quality Tax-        Colorado Tax-
                                                               Exempt Fund          Exempt Fund        Adjustments      Pro Forma
                                                               -----------          -----------        -----------      ---------
Assets:
Investments, at value (Cost - see below)                       $  9,914,287        $ 49,198,873                        $ 59,113,160
Cash and cash equivalents                                           471,856                   0                             471,856
Dividends and interest receivable                                   180,790           1,014,757                           1,195,547
Receivable for portfolio shares sold                                      0              26,466                              26,466
Receivable for investments sold                                           0                   0                                   0
Investment for trustee deferred compensation plan                         0              17,274                              17,274
Prepaid and other assets                                              1,564               9,553                              11,117
                                                            -----------------------------------------------------------------------
      Total assets                                               10,568,497          50,266,923                          60,835,420
                                                            -----------------------------------------------------------------------


Liabilities:
Payable for investments purchased                                         0                   0                                   0
Payable for portfolio shares redeemed                                 6,000                 285                               6,285
Accrued investment advisory fee                                       4,658                   0                               4,658
Accrued administration fee                                            3,492              10,396                              13,888
Dividends payable                                                    28,647                   0                              28,647
Payable for trustee deferred compensation plan                            0              17,274                              17,274
Other payables                                                       25,274              11,824                              37,098
                                                            -----------------------------------------------------------------------
      Total Liabilities                                              68,071              39,779                             107,850
                                                            -----------------------------------------------------------------------
Net Assets                                                     $ 10,500,426        $ 50,227,144                        $ 60,727,570
                                                            =======================================================================


Composition of Net Assets:
Paid in capital                                                   9,892,073          49,024,084                          58,916,157
(Over) Undistributed net investment income                           39,226             (13,765)                             25,461
Accumulated net realized gain (loss) on investments                  89,413            (643,291)                           (553,878)
Net unrealized appreciation in value of investments                 479,714           1,860,116                           2,339,830
                                                            -----------------------------------------------------------------------
Net Assets                                                       10,500,426          50,227,144                          60,727,570
                                                            =======================================================================

Net asset value per share:
Net Assets                                                       10,500,426          50,227,144                          60,727,570
Shares of beneficial interest outstanding                         1,105,797           4,472,157        (170,764)(a)       5,407,190
Net asset value and redemption price per share                 $       9.50        $      11.23                        $      11.23

Cost of Investments                                            $  9,434,573        $ 47,338,757                        $ 56,773,330
                                                            =======================================================================


(a) Adjustment to reflect the issuance of Westcore Colorado Tax-Exempt Fund shares in exchange for Aristata Colorado Quality Tax-Exempt Fund shares in connection with the proposed reorganization.

The accompanying notes are an integral part of the financial statements.

                                                           WESTCORE FUNDS
                                      PRO FORMA COMBINED AND CONDENSED STATEMENT OF OPERATIONS
                                     OF THE ARISTATA EQUITY FUND AND THE WESTCORE BLUE CHIP FUND
                                                   FOR THE YEAR ENDED MAY 31, 2004
                                                             (Unaudited)

                                                              Aristata Equity    Westcore Blue
                                                                   Fund            Chip Fund           Adjustments      Pro Forma
                                                                   ----            ---------           -----------      ---------
Investment Income:
Interest                                                      $      4,926      $      4,458                           $      9,384
Dividends                                                          638,296           395,040                              1,033,336
                                                        ---------------------------------------------------------------------------
     Total Income                                                  643,222           399,498                              1,042,720
                                                        ---------------------------------------------------------------------------

Expenses:
Investment advisory fee (Note 4)                                   252,239           213,692           (60,940)(a)          404,991
Administration fee (Note 4)                                        149,555            98,627           (61,263)(b)          186,919
Transfer agent fees                                                      0            43,501             3,520 (c)           47,021
Fund accounting fees and expenses                                        0            31,814                 0               31,814
Legal                                                                1,825             8,070            (1,825)(c)            8,070
Printing                                                             7,890             5,851            (7,590)(c)            6,151
Registration                                                         6,869            12,858            (6,869)(c)           12,858
Audit                                                               16,705             8,677           (15,382)(c)           10,000
Custodian                                                            4,364             2,870            (3,064)(c)            4,170
Trustees                                                             1,736             8,082            (1,736)(c)            8,082
Insurance                                                              762             4,368              (762)(c)            4,368
Amortization of deferred organizational costs                            0                 0                 0                    0
Other                                                               14,448             1,518           (14,448)(c)            1,518
                                                        ---------------------------------------------------------------------------
     Total Expenses Before Waiver                                  456,393           439,928          (170,359)             725,962
Expenses waived by investment adviser                                    0           (62,319)           52,880 (a)           (9,439)
Expenses waived by administrator                                   (10,498)                0            10,498 (b)                0
                                                        ---------------------------------------------------------------------------
     Net Expenses                                                  445,895           377,609          (106,981)             716,523
                                                        ---------------------------------------------------------------------------

Net Investment Income                                         $    197,327      $     21,889           106,981         $    326,197
                                                        ---------------------------------------------------------------------------

Net realized gain (loss) on investments                          3,483,879         2,494,490                 0            5,978,369
Change in net unrealized appreciation/depreciation               1,590,390         3,113,062                 0            4,703,452
                                                        ---------------------------------------------------------------------------
Net gain (loss) on investments                                   5,074,269         5,607,552                             10,681,821

Net Increase (Decrease) in
Net Assets From Operations                                    $  5,271,596      $  5,629,441                           $ 10,901,037

(a) Adjustment to reflect the difference in contractual management fees and waivers between the two Funds.

(b) Adjustment to reflect the difference in contractual administration fees and waivers between the two Funds.

(c) Reductions reflect elimination of duplicate charges when the two Funds become one.

The accompanying notes are an integral part of the financial statements.

                                                           WESTCORE FUNDS
                                      PRO FORMA COMBINED AND CONDENSED STATEMENT OF OPERATIONS
                                  OF THE ARISTATA QUALITY BOND FUND AND THE WESTCORE PLUS BOND FUND
                                                   FOR THE YEAR ENDED MAY 31, 2004
                                                             (Unaudited)
                                                             Aristata Quality    Westcore Plus
                                                                Bond Fund            Fund             Adjustments        Pro Forma
                                                                ---------            ----             -----------        ---------
Investment Income:
Interest                                                       $   751,135       $ 3,674,995                            $ 4,426,130
Dividends                                                                0           215,940                                215,940
                                                         --------------------------------------------------------------------------
     Total Income                                                  751,135         3,890,935                              4,642,070
                                                         --------------------------------------------------------------------------

Expenses:
Investment advisory fee (Note 4)                                    68,304           276,378            (5,131)(a)          339,551
Administration fee (Note 4)                                         74,778           184,253           (32,397)(b)          226,634
Transfer agent fees                                                      0            36,604             2,222 (c)           38,826
Fund accounting fees and expenses                                        0            42,085                 0               42,085
Legal                                                                2,085            23,340            (2,085)(c)           23,340
Printing                                                             2,830            13,603            (2,830)(c)           13,603
Registration                                                         4,748            14,658            (4,748)(c)           14,658
Audit                                                               18,075            10,300           (16,375)(c)           12,000
Custodian                                                            2,834             7,966            (1,834)(c)            8,966
Trustees                                                             1,029            12,479            (1,029)(c)           12,479
Insurance                                                              954             6,647              (954)(c)            6,647
Amortization of deferred organizational costs                            0                 0                 0                    0
Other                                                               16,215             3,147           (16,215)(c)            3,147
                                                         --------------------------------------------------------------------------
     Total Expenses Before Waiver                                  191,852           631,460           (81,376)             741,936
Expenses waived by investment adviser                                    0          (276,378)          (32,734)(a)         (309,112)
Expenses waived by administrator                                    (6,369)          (17,329)            6,369 (b)          (17,329)
                                                         --------------------------------------------------------------------------
     Net Expenses                                                  185,483           337,753          (107,741)             415,495
                                                         --------------------------------------------------------------------------

Net Investment Income                                          $   565,652       $ 3,553,182           107,741          $ 4,226,575
                                                         --------------------------------------------------------------------------

Net realized gain (loss) on investments                            128,198         1,269,410                 0            1,397,608
Change in net unrealized appreciation/depreciation              (1,051,796)       (2,088,279)                0           (3,140,075)
                                                         --------------------------------------------------------------------------
Net gain (loss) on investments                                    (923,598)         (818,869)                            (1,742,467)

Net Increase (Decrease) in Net Assets From Operations            ($357,946)      $ 2,734,313                            $ 2,376,367

(a) Adjustment to reflect the difference in contractual management fees and waivers between the two Funds.
(b) Adjustment to reflect the difference in contractual administration fees and waivers between the two Funds.
(c) Reductions reflect elimination of duplicate charges when the two Funds become one.

The accompanying notes are an integral part of the financial statements.

                                                           WESTCORE FUNDS
                                      PRO FORMA COMBINED AND CONDENSED STATEMENT OF OPERATIONS
                     OF THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND AND THE WESTCORE COLORADO TAX-EXEMPT FUND
                                                   FOR THE YEAR ENDED MAY 31, 2004
                                                             (Unaudited)

                                                                    Aristata        Westcore
                                                                    Colorado        Colorado
                                                                  Quality Tax-      Tax-Exempt
                                                                      Fund            Fund             Adjustments       Pro Forma
                                                                      ----            ----             -----------       ---------
Investment Income:
Interest                                                          $   571,106      $ 2,275,165                          $ 2,846,271
Dividends                                                                   0                0                                    0
                                                           ------------------------------------------------------------------------
     Total Income                                                     571,106        2,275,165                            2,846,271
                                                           ------------------------------------------------------------------------

Expenses:
Investment advisory fee (Note 4)                                       63,617          264,342           33,443 (a)         361,402
Administration fee (Note 4)                                            44,867          158,605           (6,344)(b)         197,128
Transfer agent fees                                                         0           36,375            5,280 (c)          41,655
Fund accounting fees and expenses                                           0           45,219                0              45,219
Legal                                                                   1,107           23,272           (1,107)(c)          23,272
Printing                                                                3,266           16,850           (3,266)(c)          16,850
Registration                                                              830            2,457             (830)(c)           2,457
Audit                                                                  15,675            8,800          (13,475)(c)          11,000
Custodian                                                               3,055            4,066           (2,855)(c)           4,266
Trustees                                                                  730           13,600             (730)(c)          13,600
Insurance                                                                 681            7,340             (681)(c)           7,340
Amortization of deferred organizational costs                          (2,258)               0            2,258                   0
Other                                                                  16,406            2,761          (16,406)(c)           2,761
                                                           ------------------------------------------------------------------------
     Total Expenses Before Waiver                                     147,976          583,687           (4,713)            726,950
Expenses waived by investment adviser                                       0         (240,076)         (59,762)(a)        (299,838)
Expenses waived by administrator                                       (4,718)               0            4,718 (b)               0
                                                           ------------------------------------------------------------------------
     Net Expenses                                                     143,258          343,611          (59,757)            427,112
                                                           ------------------------------------------------------------------------

Net Investment Income                                             $   427,848      $ 1,931,554           59,757         $ 2,419,159
                                                           ------------------------------------------------------------------------

Net realized gain (loss) on investments                               207,522          (33,444)               0             174,078
Change in net unrealized appreciation/depreciation                   (874,790)      (2,393,098)               0          (3,267,888)
                                                           ------------------------------------------------------------------------
Net gain (loss) on investments                                       (667,268)      (2,426,542)                          (3,093,810)

Net Increase (Decrease) in Net Assets From Operations             ($  239,420)     ($  494,988)                         ($  734,408)

(a) Adjustment to reflect the difference in contractual management fees and waivers between the two Funds.
(b) Adjustment to reflect the difference in contractual administration fees and waivers between the two Funds.
(c) Reductions reflect elimination of duplicate charges when the two Funds become one.

The accompanying notes are an integral part of the financial statements.

                                 Wesctore Funds
         Notes to Combined and Condensed Pro Forma Financial Statements
              of Westcore Blue Chip Fund and Aristata Equity Fund,
           Westcore Plus Bond Fund and Aristata Quality Bond Fund, and
 Westcore Colorado Tax-Exempt Fund and Aristata Colorado Quality Tax-Exempt Fund
                                  May 31, 2004
                                   (Unaudited)

1.       Basis of Combination

         The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations reflects the accounts of Westcore Blue Chip Fund and the Aristata Equity Fund, Westcore Plus Bond Fund and Aristata Quality Bond Fund, and Westcore Colorado Tax-Exempt Fund and Aristata Colorado Quality Tax-Exempt Fund (the "Funds"), respectively at and for the year ended May 31, 2004. These statements have been derived from the Funds' books and records utilized in calculating daily net asset value at May 31, 2004.

         The pro forma statements give effect to the proposed transfer of the assets and assumption of liabilities of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund in exchange for shares of Westcore Blue Chip Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, respectively. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entities and the results of operations for pre-combination periods for Westcore Blue Chip Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund will not be restated.

         The Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statements of Additional Information.

2.       Portfolio Valuation

         Portfolio securities of the Funds are stated at market value.

3.       Capital Shares

         The pro forma net asset value per share assumes the issuance of shares of Westcore Blue Chip Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund which would have been issued at May 31, 2004 in connection with the Reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund as of May 31, 2004 divided by the net asset value per share of Westcore Blue Chip Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund as of May 31, 2004. The pro forma total number of shares outstanding of 5,589,360, 9,233,332 and 5,407,190 consists of 2,712,083, 1,069,085 and 935,033 additional shares of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund, respectively, assumed issued in the reorganization plus 2,877,277, 8,164,247 and 4,472,157 shares of Westcore Blue Chip Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, respectively.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

         Amended and Restated Declaration of Trust. In addition, Section 9.3 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference as Exhibit (1)(a), provides as follows:

         9.3 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Section 9.6 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit
(1)(a), also provides for the indemnification of shareholders of the Registrant.
Section 9.6 states as follows:

         9.6 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been an [sic] Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

         Amended and Restated Investment Advisory Agreement. Indemnification of Registrant's investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement incorporated herein by reference as Exhibit 6(a).]

         Amended and Restated Distribution Agreement. Indemnification of Registrant's trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant's Distributor is provided for in Section 1.10 of the Amended and Restated Distribution Agreement incorporated herein by reference as Exhibit (7)(a)(i).

         Amended and Restated Administration Agreement. Indemnification of Registrant's Administrators for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the Agreement. Any person, even though also an officer, partner, employee or agent of either of the Administrators, who may be or become an officer, director, employee or agent of the Registrant, shall be deemed when rendering services to the Registrant or acting on any business of the Registrant (other than services or business in connection with the Administrator's duties hereunder) to be rendering such services to or acting solely for the Registrant and not as on officer, partner, employee or agent or one under the control or direction of the Administrators even though paid by either of them as provided for in Section 6 of the Amended and Restated Administration Agreement incorporated herein by reference as Exhibit (13)(a)(i).

         Transfer Agency and Service Agreement. Indemnification of Registrant's Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement incorporated herein by reference as Exhibit (13)(b)(i) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

         (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

         (b) The Fund's lack of good faith, negligence or willful misconduct;

         (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund's Board of

         Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or
         (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

         (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

         (e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund's management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as "third party checks") which checks are tendered to the Bank for the purchase of Shares; or

         (f) Upon the Fund's request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

         Amended and Restated Bookkeeping and Pricing Agreement. Indemnification of Registrant's Bookkeeping and Pricing Agent against certain losses is provided for in Section 8 of the Amended and Restated Bookkeeping and Pricing Agreement incorporated herein by reference as Exhibit (13)(c)(i).

         Internet Transactions Indemnification Agreement. Indemnification from Denver Investment Advisors LLC under the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit (13)(b)(iv), to defend and hold harmless each Indemnified Party from and against all Damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

         (a) The use of the transfer agent's computer and software systems which provides an interface between the Internet and public data network service providers; and

         (b) Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust's shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

The Indemnified Party is defined as (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC's current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

"Claims" means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys' fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

"Damages" means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys' fees and the fees of accountants and experts.

         Other. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify. Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)      (a)   Amended and Restated Declaration of Trust of the Registrant dated
               November 19, 1987 is incorporated  herein by reference to Exhibit
               (1)(a) to the Registration Statement of Form N-1A of the Westcore
               Trust,  Post-Effective  Amendment  No.  45  (Registration  Number
               2-75677).

         (b) Amendment to Amended and Restated Declaration of Trust of the Registrant dated July 16, 1990 is incorporated herein by reference to Exhibit (1)(b) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 45 (Registration Number 2-75677).

         (c) Amendment No. 2 to Amended and Restated Declaration of Trust of the Registrant dated November 12, 2003 is filed electronically herewith.

(2) Registrant's Amended and Restated Code of Regulations is incorporated by reference to Exhibit (2)(a) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 45 (Registration Number 2-75677).

(3)      Not Applicable.

(4) Agreement and Plan of Reorganization is included as Exhibit A to the Proxy Statement/Prospectus of this Registration Statement.

(5) See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 45 (Registration Number 2-75677); and
         Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit (2)(a) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 45 (Registration Number 2-75677).

(6)

         (a) Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisers LLC relating to Registrant's Cash Reserve Fund, MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 53 (Registration Number 2-75677).

         (b) Agreement dated January 15, 2003, between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 55 (Registration Number 2-75677).

         (c) Amendment No. 2 to Amended and Restated Investment Advisory Agreement between Registrant and Denver Investment Advisors LLC dated September 20, 2004 is filed electronically herewith.

(7)      (a)   (i)       Amended  and  Restated  Distribution   Agreement  dated
                         November  1, 2000  between  Registrant  and ALPS Mutual
                         Funds Services,  Inc.  relating to  Registrant's  MIDCO
                         Growth  Fund,  Blue Chip Fund,  Growth and Income Fund,
                         Small-Cap  Opportunity Fund, Mid-Cap  Opportunity Fund,
                         Small-Cap  Growth  Fund,  Select  Fund,   International
                         Frontier  Fund,  International  Select  Fund,  Flexible
                         Income Fund (formerly the Intermediate-Term Bond Fund),
                         Plus Bond Fund  formerly the  Long-Term  Bond Fund) and
                         Colorado  Tax-Exempt  Fund is  incorporated  herein  by
                         reference  to  incorporated   herein  by  reference  to
                         Exhibit (3) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 53
                         (Registration Number 2-75677).

               (ii) Addendum dated March 30, 2001 to Amended and Restated Distribution Agreement of November 1, 2000 between ALPS Mutual Funds Services, Inc. and Westcore Trust is incorporated herein by reference to incorporated herein by reference to Exhibit (e)(a) to the Registration Statement of Form N-1A of the Westcore Trust,
                         Post-Effective Amendment No. 53 (Registration Number 2-75677).

               (iii)     Delegation   Agreement  dated  July  24,  2002  between
                         Registrant  and  ALPS   Distributors,   Inc.  is  filed
                         electronically herewith.

               (iv)      Letter   Agreement   dated   October  1,  2003  between
                         Registrant  and  ALPS   Distributors,   Inc.  is  filed
                         electronically herewith.

               (v) Amendment No. 1 Addendum to Amended and Restated Distribution Agreement between Registrant and ALPS Distributors, Inc. dated September 20, 2004 is filed electronically herewith.

         (b) Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 45 (Registration Number 2-75677).

         (c)   Form of Bank  Agreement  is  incorporated  herein by reference to
               Exhibit 6(c) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 45 (Registration Number 2-75677).

(8) Westcore Trust Deferred Compensation Plan (as amended and restated effective June 22, 1998) is incorporated herein by reference to is incorporated herein by reference to Exhibit (f) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 54 (Registration Number 2-75677).

(9)      (a)   Custody  Agreement  between  Westcore  Trust and Bank of New York
               ("BONY")  dated  October  1,  1999  is  incorporated   herein  by
               reference to Exhibit (g)(1) to the Registration Statement of Form
               N-1A of the  Westcore  Trust,  Post-Effective  Amendment  No.  51
               (Registration Number 2-75677).

         (b) Amendment No. 1 to Custody Agreement relating to the International Frontier Fund is incorporated herein by reference to Exhibit (g)(2) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 51 (Registration Number 2-75677).

         (c) Amendment No. 2 dated November 1, 2000 to the Custody Agreement of October 1, 1999 relating to the International Select Fund is incorporated herein by reference to Exhibit (g)(3) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 53 (Registration Number 2-75677).

         (d) Form of Amendment No. 3 to the Custody Agreement relating to the International Small-Cap Value Fund is incorporated herein by reference to Exhibit (g)(4) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 51 (Registration Number 2-75677).

         (e) Form of Amendment No. 4 to the Custody Agreement relating to the Micro-Cap Fund is incorporated herein by reference to Exhibit
               (g)(5) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 51 (Registration Number 2-75677).

         (f) Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Westcore Trust is incorporated herein by reference to Exhibit (g)(5) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 54 (Registration Number 2-75677).

         (g) Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Westcore Trust is incorporated herein by reference to Exhibit (g)(6) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 54 (Registration Number 2-75677).

         (h) Form of Westcore Domestic Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(7) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 55 (Registration Number 2-75677).

         (i) Form of Westcore Global Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(8) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 55 (Registration Number 2-75677).

(10) Not applicable.

(11) Form of Opinion and Consent of Davis Graham & Stubbs LLP to be filed by amendment.

(12) Form of Opinion of Davis Graham & Stubbs LLP regarding tax consequences of Reorganization is filed electronically herewith.

(13)     (a)   (i)       Amended and  Restated  Administration  Agreement  dated
                         November 1, 2000 among  Registrant,  Denver  Investment
                         Advisors  LLC and  ALPS  Mutual  Funds  Services,  Inc.
                         relating to  Registrant's  MIDCO Growth Fund, Blue Chip
                         Fund,  Growth and Income  Fund,  Small-Cap  Opportunity
                         Fund, Mid-Cap Opportunity Fund,  Small-Cap Growth Fund,
                         Select Fund, International Frontier Fund, International
                         Select  Fund,   Flexible   Income  Fund  (formerly  the
                         Intermediate-Term  Bond Fund), Plus Bond Fund (formerly
                         the Long-Term Bond Fund) and Colorado  Tax-Exempt  Fund
                         is   incorporated   herein  by   reference  to  Exhibit
                         (h)(1)(i) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 53
                         (Registration Number 2-75677).

               (ii) Form of Amendment dated January 15, 2003 to the Amended and Restated Administration Agreement dated November 1, 2000 between Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(ii) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 55 (Registration Number 2-75677).

               (iii) Form of Amendment dated May 23, 2003 to the Amended and Restated Administration Agreement dated November 1,

                         2000 between Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iii) to the Registration Statement of Form N-1A of the Westcore Trust, Post-Effective Amendment No. 55 (Registration Number 2-75677).

               (iv)      Side  Letter   Agreements   between  Denver  Investment
                         Advisors LLC and ALPS Mutual Fund Services, Inc. dated June 1, 2004 is filed electronically herewith.

               (v) Amendment No. 1 to the Administration Agreement between Registrant and Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. dated September 20, 2004 is filed electronically herewith.

         (b)   (i)       Transfer Agency and Service Agreement dated October 13,
                         2003 between Registrant and ALPS Mutual Funds Services,
                         Inc. is filed electronically herewith.

               (ii)      Letter   Agreement   dated   October  1,  2003  between
                         Registrant and ALPS Mutual Funds Services, Inc. is filed electronically herewith.

               (iii) Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between the Registrant and ALPS Mutual Funds Services, Inc. is filed electronically herewith.

               (iv) Indemnification Agreement dated as of October 13, 2003 between the Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is filed electronically herewith.

               (v) Amended Fee Schedule to Transfer Agency and Service Agreement dated as of February 18, 2004, effective as of October 13, 2003, is filed electronically herewith.

         (c)   (i)       Amended and Restated  Bookkeeping and Pricing Agreement
                         dated  February  9, 2004  between  Registrant  and ALPS
                         Mutual Funds Services, Inc. is filed electronically herewith.

               (ii)      Amended Fee Schedule dated as of September 20, 2004 and
                         effective   as   of   February   9,   2004   is   filed
                         electronically herewith.

(14) Conformed Copies of Registered Public Independent Accountants' Consent of Deloitte & Touche LLP is filed electronically herewith.

(15)     Not applicable.

(16)     Conformed  copies of Powers of  Attorney  for  Chairman of the Board of
         Trustees,   Treasurer,   and  Trustees  of  the  Registrant  are  filed
         electronically herewith.

(17)     Forms of Proxy are filed electronically herewith.

Item 17. Undertakings.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Denver, and State of Colorado, on the 21st day of September, 2004.

                                          WESTCORE TRUST
                                          Registrant

                                          By:   /s/ Jeffrey D. Adams
                                              ----------------------------------
                                                Jeffrey D. Adams
                                                President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                        Title                                        Date
     ---------                        -----                                        ----
*/s/ Jack D. Henderson          Chairman of the Board of Trustees            September 21, 2004
 --------------------------
 Jack D. Henderson

*/s/ McNeil S. Fiske            Trustee                                      September  21, 2004
 --------------------------
 McNeil S. Fiske

*/s/ James B. O'Boyle           Trustee                                      September  21, 2004
 --------------------------
 James B. O'Boyle

*/s/ Robert L. Stamp            Trustee                                      September  21, 2004
 --------------------------
 Robert L. Stamp

*/s/ Lyman Seely                Trustee                                      September  21, 2004
 --------------------------
 Lyman Seely

*/s/ Kenneth V. Penland         Trustee                                      September  21, 2004
 --------------------------
 Kenneth V. Penland

*/s/ Jeffrey D. Adams           President (Principal Executive Officer)      September  21, 2004
 --------------------------
 Jeffrey D. Adams

*/s/ Jasper Frontz              Treasurer (Principal Financial Officer       September  21, 2004
 --------------------------     and Chief Accounting Officer)
 Jasper Frontz


*By:  /s/ Jeffrey D. Adams
 --------------------------
      Jeffrey D. Adams
      Attorney-in-fact


                                INDEX OF EXHIBITS

EXHIBIT NUMBER             EXHIBIT TITLE
--------------             -------------

1(c) Amendment No. 2 to Amended and Restated Declaration of Trust of the Registrant dated November 12, 2003

7(a)(iii)                  Delegation  Agreement  dated  July 24,  2002  between
                           Registrant and ALPS Distributors, Inc.

7(a)(iv)                   Letter   Agreement  dated  October  1,  2003  between
                           Registrant and ALPS Distributors, Inc.

7(a)(v) Amendment No. 1 to Amended and Restated Distribution Agreement between Registrant and ALPS Distributors, Inc. dated September 20, 2004.

11                         Opinion and Consent of Davis Graham & Stubbs LLP*

12 Opinion of Davis Graham & Stubbs LLP regarding tax consequences of Reorganization

13(a)(iv)                  Side  Letter  Agreement   between  Denver  Investment
                           Advisors  LLC and ALPS Mutual  Funds  Services,  Inc.
                           dated June 1, 2004

13(a)(v) Amendment No. 1 to the Administration Agreement between Registrant and Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. dated September 20, 2004.

13(b)(i) Transfer Agency and Service Agreement dated October 13, 2003, between Registrant and ALPS Mutual Funds Services, Inc.

13(b)(ii)                  Letter   Agreement  dated  October  1,  2003  between
                           Registrant and ALPS Mutual Funds Services, Inc.

13(b)(iii)                 Transfer Agent Interactive  Client Services Agreement
                           dated October 13, 2003 between the Registrant and ALPS Mutual Funds Services, Inc.

13(b)(iv)                  Indemnification  Agreement  dated as of  October  13,
                           2003  between the  Registrant  and Denver  Investment
                           Advisors LLC  regarding  Transfer  Agent  Interactive
                           Client Services Agreement

13(b)(v) Amended Fee Schedule to Transfer Agency and Service Agreement dated as of February 18, 2004, effective as of October 13, 2003

13(b)(vi)                  Delegatiuon  Agreement dated October 13, 2003 between
                           Registrant and ALPS Mutual Funds Services, Inc.

13(c)(i)                   Amended   and   Restated   Bookkeeping   and  Pricing
                           Agreement dated February 9, 2004 between Registrant and ALPS Mutual Funds Services, Inc.

13(c)(ii)                  Amended Fee Schedule  dated as of September  20, 2004
                           and effective as of February 9, 2004.

13(c)(iii)                 Delegation  Agreement  dated February 9, 2004 between
                           ALPS Mutual Funds Service, Inc. and Denver Investment
                           Advisors LLC.

14                         Consent of Deloitte & Touche LLP

16                         Powers of Attorney

17                         Forms of Proxy

99.6(c) Amendment No. 2 to Amended and Restated Investment Advisory Agreement between Registrant and Denver Investment Advisors LLC dated September 20, 2004.


                           * to be filed by amendment